UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02628

Fidelity Municipal Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2019

Item 1.

Reports to Stockholders

Fidelity® Municipal Income Fund

Annual Report

December 31, 2019

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	3.74%	2.82%	4.21%
Class M (incl. 4.00% sales charge)	3.75%	2.84%	4.22%
Class C (incl. contingent deferred sales charge)	6.26%	3.38%	4.50%
Fidelity® Municipal Income Fund	8.50%	3.80%	4.71%
Class I	8.33%	3.76%	4.69%
Class Z	8.45%	3.78%	4.70%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on March 1, 2018. Returns prior to March 1, 2018, are those of Fidelity® Municipal Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to March 1, 2018, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on March 1, 2018. Returns prior to March 1, 2018, are those of Fidelity® Municipal Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to March 1, 2018, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on March 1, 2018. Returns prior to March 1, 2018 are those of Fidelity® Municipal Income Fund, the original class of the fund.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I. Returns between March 1, 2018 and October 2, 2018, are those of Class I. Returns prior to March 1, 2018 are those of Fidelity Municipal Income Fund, the original class of the fund. Returns between March 1, 2018 and October 2, 2018, are those of Fidelity Municipal Income Fund, the original class of the fund.

 Class M shares bear a 0.25% 12b-1 fee. The initial offering of Class M shares took place on March 1, 2018. Returns prior to March 1, 2018, are those of Fidelity® Municipal Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to March 1, 2018, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Municipal Income Fund, a class of the fund, on December 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$15,845	Fidelity® Municipal Income Fund
$15,295	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a healthy gain in 2019, supported by strong supply/demand dynamics for much of the year. The Bloomberg Barclays Municipal Bond Index rose 7.54%. Gross municipal bond issuance remained below the long-term historical average, partly due to the elimination of tax-exempt advance refundings under the tax law passed in December 2017, historically a significant source of supply. The cap on the federal deduction for state and local taxes made tax-exempt debt attractive, particularly in high-tax states. The muni market rose strongly from early 2019 into mid-August amid growing evidence of a global economic slowdown and heightened international trade tension that led to a series of rate cuts by the U.S. Federal Reserve. Reversing a roughly three-year cycle of rate hikes, the Fed cut policy interest rates by 25 basis points in July, followed by rate cuts of 25 basis points each in September and October. The muni market returned -0.80% in September as the technical environment became less supportive. The market rose 0.74% for the fourth quarter as a whole, held back by increased supply of new bonds and the Fed’s shift to a neutral-rate stance.

Comments from Co-Portfolio Managers Cormac Cullen, Elizah McLaughlin and Kevin Ramundo:  For the year, the returns of the fund's share classes ranged from 7.26% to 8.50%, compared with the 8.17% advance of Bloomberg Barclays 3+ Year Municipal Bond Index. Favorable security selection contributed to the fund's return versus the 3+ Year benchmark, with overweightings in bonds issued by the state of Illinois and related entities, as well as New Jersey state-appropriated bonds, adding particular value. Our larger-than-benchmark exposure to lower-quality investment-grade securities (rated A and BBB) was another plus because these securities generally outpaced higher-quality bonds. Our yield-curve positioning also helped on a relative basis, due to our overweighting in seven- to 10-year bonds. In contrast, our overweighting in certain health care bonds with short call dates hurt the fund's relative return, as did our positioning in bonds issued to fund the delayed Great Hall renovation project at the Denver airport, which performed poorly. Additionally, differences in the way fund holdings and index components were priced detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On March 1, 2020, Michael Maka will assume co-management responsibilities for the fund. He will eventually succeed Kevin Ramundo, who will be retiring from Fidelity on June 30, 2020, after more than 20 years with the firm.

Investment Summary (Unaudited)

Top Five States as of December 31, 2019

% of fund's net assets
Illinois	22.9
Florida	10.4
Texas	8.0
Pennsylvania	7.6
New Jersey	4.7

Top Five Sectors as of December 31, 2019

% of fund's net assets
Transportation	26.3
Health Care	24.8
General Obligations	24.0
Education	7.6
Electric Utilities	5.6

Quality Diversification (% of fund's net assets)

As of December 31, 2019
AAA	2.5%
AA,A	72.8%
BBB	18.5%
BB and Below	3.7%
Not Rated	2.7%
Short-Term Investments and Net Other Assets*	(0.2)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Municipal Bonds - 100.2%
	Principal Amount (000s)	Value (000s)
Alabama - 0.3%
Auburn Univ. Gen. Fee Rev. Series 2018 A, 5% 6/1/43	2,565	3,116
Jefferson County Gen. Oblig. Series 2018 A:
5% 4/1/25	$2,550	$3,006
5% 4/1/26	2,400	2,897
Montgomery Med. Clinic Facilities 5% 3/1/33	4,140	4,623

TOTAL ALABAMA		13,642

Arizona - 2.0%
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2007 B, 3 month U.S. LIBOR + 0.810% 2.216%, tender 1/1/37 (a)(b)	2,485	2,477
Arizona Indl. Dev. Auth. Rev. (Provident Group-Eastern Michigan Univ. Parking Proj.) Series 2018:
5% 5/1/48	910	1,032
5% 5/1/51	910	1,030
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.) Series 2019, 5%, tender 6/3/24 (a)(c)	9,500	10,881
Glendale Gen. Oblig. Series 2017:
5% 7/1/30	2,080	2,555
5% 7/1/31	3,105	3,800
Glendale Indl. Dev. Auth. (Terraces of Phoenix Proj.) Series 2018 A:
5% 7/1/38	235	256
5% 7/1/48	295	318
Maricopa County Indl. Dev. Auth. (Creighton Univ. Proj.) Series 2020, 5% 7/1/47 (d)	2,400	2,931
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (e)	740	776
6% 1/1/48 (e)	4,540	4,753
Maricopa County Rev. Series 2016 A:
5% 1/1/32	8,280	9,999
5% 1/1/33	4,965	5,972
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2013, 5% 7/1/22 (c)	830	906
Series 2017 A:
5% 7/1/33 (c)	910	1,095
5% 7/1/36 (c)	1,450	1,733
5% 7/1/37 (c)	1,075	1,281
Series 2017 B:
5% 7/1/29	2,070	2,572
5% 7/1/33	2,900	3,556
5% 7/1/36	3,310	4,030
5% 7/1/37	2,070	2,513
Phoenix Civic Impt. Corp. Series 2019 A, 5% 7/1/45	8,600	10,395
Phoenix Civic Impt. Corp. Excise Tax Rev. Series 2011 C, 5% 7/1/23	1,655	1,751
Phoenix IDA Student Hsg. Rev. (Downtown Phoenix Student Hsg. II LLC Arizona State Univ. Proj.) Series 2019 A:
5% 7/1/44	1,000	1,163
5% 7/1/49	1,125	1,303
5% 7/1/54	1,330	1,533
5% 7/1/59	2,000	2,288
Pima County Swr. Sys. Rev. Series 2012 A, 5% 7/1/26	830	908
Salt Verde Finl. Corp. Sr. Gas Rev. Series 2007:
5.25% 12/1/21	2,900	3,100
5.25% 12/1/22	1,240	1,366
5.5% 12/1/29	7,370	9,528
Scottsdale Indl. Dev. Auth. Hosp. Rev. (Scottsdale Healthcare Proj.) Series 2006 C, 5% 9/1/35 (FSA Insured)	870	890
Tempe Indl. Dev. Auth. Rev. (Mirabella At ASU, Inc. Proj.):
Series 2017 A:
6.125% 10/1/47 (e)	440	501
6.125% 10/1/52 (e)	440	500
Series 2017 B, 6% 10/1/37 (e)	220	253

TOTAL ARIZONA		99,945

California - 3.5%
ABC Unified School District Series 1997 C, 0% 8/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,250	2,740
Cabrillo Unified School District Series A, 0% 8/1/20 (AMBAC Insured)	3,540	3,515
California Gen. Oblig.:
Series 2004, 5.25% 12/1/33	150	150
Series 2007, 5.625% 5/1/20	100	100
5.25% 4/1/35	7,080	7,726
5.5% 4/1/28	10	10
5.5% 4/1/30	5	5
California Health Facilities Fing. Auth. Rev. (Catholic Healthcare West Proj.) Series 2009 E, 5.625% 7/1/25	7,450	7,551
California Muni. Fin. Auth. (United Airlines, Inc. Los Angeles Int'l. Arpt. proj.) Series 2019, 4% 7/15/29 (c)	3,695	4,200
California Muni. Fin. Auth. Student Hsg. (CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018, 5% 5/15/38	7,200	8,628
California Pub. Fin. Auth. Univ. Hsg. Rev.:
(Claremont Colleges Proj.) Series 2017 A:
5% 7/1/27 (e)	1,185	1,147
5% 7/1/37 (e)	1,525	1,473
(NCCD - Claremont Properties LLC - Claremont Colleges Proj.) Series 2017 A, 5% 7/1/47 (e)	335	323
California Pub. Works Board Lease Rev. (Coalinga State Hosp. Proj.) Series 2013 E:
5% 6/1/26	1,985	2,238
5% 6/1/28	5,110	5,753
Folsom Cordova Union School District No. 4 Series A, 0% 10/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,520	1,178
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2017 A1:
5% 6/1/23	3,140	3,494
5% 6/1/24	1,770	2,021
Kern Cmnty. College District Gen. Oblig. Series 2006:
0% 11/1/28 (FSA Insured)	4,100	3,437
0% 11/1/30 (FSA Insured)	4,140	3,258
Long Beach Unified School District Series 2009, 5.5% 8/1/29	155	156
Los Angeles Hbr. Dept. Rev. Series 2019 A:
5% 8/1/22 (c)	5,105	5,589
5% 8/1/23 (c)	7,775	8,775
5% 8/1/24 (c)	10,100	11,739
5% 8/1/25 (c)	3,515	4,196
5% 8/1/26 (c)	1,350	1,649
Los Angeles Muni. Impt. Corp. Lease Rev. Series 2012 C:
5% 3/1/25	1,205	1,307
5% 3/1/27	1,655	1,795
Monrovia Unified School District Series B, 0% 8/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,745	3,051
Oakland Unified School District Alameda County Series 2015 A, 5% 8/1/29	1,450	1,720
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	4,885	3,672
Series 2011, 0% 8/1/46	950	425
Series B:
0% 8/1/37	6,455	4,087
0% 8/1/39	19,705	11,645
Poway Unified School District Pub. Fing.:
5% 9/1/24	825	942
5% 9/1/26	1,050	1,225
5% 9/1/29	2,185	2,524
5% 9/1/31	985	1,130
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,140	3,586
San Diego Unified School District:
Series 2008 C, 0% 7/1/34	2,980	2,106
Series 2008 E, 0% 7/1/47 (f)	7,205	6,060
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Series 2019 B, 5% 5/1/49	3,765	4,637
San Jose Fing. Auth. Lease Rev. (Civic Ctr. Proj.) Series 2013 A:
5% 6/1/27	3,815	4,332
5% 6/1/31	4,790	5,415
San Marcos Unified School District Series 2010 B, 0% 8/1/47	17,635	7,824
San Mateo County Cmnty. College District Series A, 0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,495	4,056
Union Elementary School District Series B, 0% 9/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,240	1,200
Univ. of California Regents Med. Ctr. Pool Rev. Series 2013 J, 5% 5/15/48	2,485	2,745
Washington Township Health Care District Gen. Oblig.:
Series 2013 A, 5.5% 8/1/38	3,725	4,392
Series 2013 B, 5.5% 8/1/38	830	979
Washington Township Health Care District Rev. Series 2010 A:
5.25% 7/1/30	910	928
5.5% 7/1/38	3,160	3,221
West Contra Costa Unified School District Series 2012, 5% 8/1/26	1,655	1,823

TOTAL CALIFORNIA		177,878

Colorado - 1.5%
Arkansas River Pwr. Auth. Rev. Series 2018 A:
5% 10/1/38	2,080	2,432
5% 10/1/43	2,600	2,993
Colorado Health Facilities Auth.:
(Parkview Med. Ctr., Inc. Proj.) Series 2016:
4% 9/1/35	1,365	1,481
4% 9/1/36	1,075	1,164
5% 9/1/46	6,045	6,882
Series 2019 A2:
4% 8/1/49	5,000	5,316
5% 8/1/37	1,000	1,198
5% 8/1/44	5,900	6,953
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) Series B, 0% 7/15/20 (Escrowed to Maturity)	5,795	5,757
Colorado Hsg. & Fin. Auth. Series 2019 H, 4.25% 11/1/49	1,600	1,770
Denver City & County Arpt. Rev.:
Series 2017 A:
5% 11/15/23 (c)	1,885	2,145
5% 11/15/26 (c)	2,855	3,479
5% 11/15/27 (c)	2,440	3,022
Series 2018 A:
5% 12/1/34 (c)	4,245	5,594
5% 12/1/36 (c)	4,140	5,021
5% 12/1/37 (c)	8,280	10,001
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 B, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	11,240	11,148
Series 2010 C:
5.25% 9/1/25	830	852
5.375% 9/1/26	830	852

TOTAL COLORADO		78,060

Connecticut - 1.8%
Connecticut Gen. Oblig.:
Series 2014 C, 5% 6/15/25	1,390	1,651
Series 2015 B, 5% 6/15/32	1,980	2,302
Series 2016 B:
5% 5/15/25	9,080	10,761
5% 5/15/26	5,095	6,164
Series 2018 F:
5% 9/15/23	2,150	2,440
5% 9/15/24	2,690	3,136
5% 9/15/25	2,700	3,226
Series 2020 A:
4% 1/15/33 (d)	10,100	11,588
4% 1/15/34 (d)	8,385	9,564
5% 1/15/32 (d)	7,450	9,395
Connecticut Health & Edl. Facilities Auth. Rev.:
(Sacred Heart Univ., CT. Proj.) Series 2017 I-1:
5% 7/1/26	415	502
5% 7/1/27	290	358
5% 7/1/28	525	647
5% 7/1/29	330	405
Series 2016 K, 4% 7/1/46	7,315	7,696
Series 2018 K-3, 5% 7/1/36	895	1,051
Series 2019 A:
5% 7/1/39 (e)	3,930	4,312
5% 7/1/49 (e)	285	307
Series K1:
5% 7/1/27	415	497
5% 7/1/29	1,060	1,282
5% 7/1/30	830	997
5% 7/1/33	1,325	1,569
5% 7/1/34	620	732
Eastern Connecticut Resources Recovery Auth. Solid Waste Rev. (Wheelabrator Lisbon Proj.) Series A, 5.5% 1/1/20 (c)	660	660
Hbr. Point Infrastructure Impt. District Series 2017:
5% 4/1/30 (e)	3,785	4,422
5% 4/1/39 (e)	4,865	5,552
New Britain Gen. Oblig. Series 2017 C, 5% 3/1/29 (FSA Insured)	885	1,074

TOTAL CONNECTICUT		92,290

District Of Columbia - 2.5%
District of Columbia Gen. Oblig. Series 2019 A, 5% 10/15/44	12,000	14,739
District of Columbia Rev. Series B, 4.75% 6/1/32	2,235	2,264
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev.:
(Dulles Metrorail And Cap. Impt. Proj.) Series 2019 B:
4% 10/1/53 (FSA Insured)	3,800	4,170
5% 10/1/47	7,150	8,615
(Dulles Metrorail and Cap. Impt. Projs.) Series 2019 A:
5% 10/1/35	2,115	2,617
5% 10/1/37	2,125	2,612
5% 10/1/39	2,000	2,441
5% 10/1/44	7,000	8,452
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2017 A:
5% 10/1/28 (c)	5,505	6,781
5% 10/1/29 (c)	6,690	8,191
5% 10/1/31 (c)	1,200	1,455
5% 10/1/32 (c)	1,855	2,242
5% 10/1/33 (c)	910	1,097
5% 10/1/35 (c)	2,070	2,484
5% 10/1/42 (c)	4,140	4,884
Series 2020 A:
5% 10/1/24 (c)(d)	19,420	22,120
5% 10/1/25 (c)(d)	12,425	14,476
5% 10/1/26 (c)(d)	9,015	10,710
5% 10/1/27 (c)(d)	3,125	3,783
5% 10/1/28 (c)(d)	1,560	1,918

TOTAL DISTRICT OF COLUMBIA		126,051

Florida - 10.4%
Brevard County School Board Ctfs. of Prtn. Series 2015 C:
5% 7/1/25	1,655	1,976
5% 7/1/26	1,450	1,727
5% 7/1/28	1,445	1,711
Broward County Arpt. Sys. Rev.:
Series 2012 P-1, 5% 10/1/22 (c)	800	879
Series 2012 Q1, 5% 10/1/25	4,315	4,761
Series 2017:
5% 10/1/25 (c)	205	244
5% 10/1/26 (c)	830	1,006
5% 10/1/27 (c)	830	1,024
5% 10/1/29 (c)	2,200	2,685
5% 10/1/30 (c)	610	740
5% 10/1/32 (c)	2,900	3,498
5% 10/1/33 (c)	1,080	1,300
5% 10/1/34 (c)	1,055	1,267
5% 10/1/35 (c)	1,240	1,485
5% 10/1/36 (c)	1,655	1,977
5% 10/1/37 (c)	1,865	2,221
5% 10/1/42 (c)	3,520	4,144
5% 10/1/47 (c)	4,965	5,809
Series A:
5% 10/1/23 (c)	1,180	1,333
5% 10/1/28 (c)	2,485	2,920
5% 10/1/30 (c)	2,900	3,386
5% 10/1/31 (c)	2,485	2,896
5% 10/1/32 (c)	2,320	2,699
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2016 A, 5% 7/1/28	555	672
Series 2012 A:
5% 7/1/24	1,795	1,967
5% 7/1/24 (Pre-Refunded to 7/1/22 @ 100)	1,845	2,019
5% 7/1/27	4,715	5,135
Series 2015 A:
5% 7/1/24	1,855	2,161
5% 7/1/27	830	985
Series 2015 B, 5% 7/1/24	2,280	2,656
Series 2016, 5% 7/1/32	1,820	2,168
Collier County Indl. Dev. Auth. Healthcare Facilities Rev. (NCH Healthcare Sys. Proj.) Series 2011, 6.25% 10/1/39	9,550	10,102
Duval County School Board Ctfs. of Prtn.:
Series 2015 B:
5% 7/1/28	1,705	2,005
5% 7/1/32	10,120	11,819
Series 2016 A, 5% 7/1/33	1,110	1,319
Florida Mid-Bay Bridge Auth. Rev.:
Series 2015 A, 5% 10/1/35	5,300	6,048
Series 2015 C:
5% 10/1/30	2,705	3,104
5% 10/1/40	1,655	1,858
Florida Muni. Pwr. Agcy. Rev.:
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	1,810	2,198
5% 10/1/31	1,975	2,393
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	3,065	3,357
Series 2015 B:
5% 10/1/28	830	988
5% 10/1/30	1,490	1,766
Gainesville Utils. Sys. Rev. Series 2019 A:
5% 10/1/44	7,500	9,281
5% 10/1/47	12,190	15,007
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2016 A, 5% 10/1/46 (c)	830	959
Series 2016:
5% 10/1/20 (c)	165	170
5% 10/1/21 (c)	1,280	1,366
5% 10/1/22 (c)	830	912
5% 10/1/26 (c)	1,405	1,707
5% 10/1/27 (c)	830	1,026
Series 2017 A:
5% 10/1/25 (c)	830	988
5% 10/1/27 (c)	1,655	2,046
5% 10/1/29 (c)	2,485	3,034
5% 10/1/30 (c)	2,665	3,234
5% 10/1/32 (c)	5,590	6,734
5% 10/1/34 (c)	4,965	5,951
5% 10/1/35 (c)	6,565	7,848
5% 10/1/36 (c)	6,210	7,405
5% 10/1/37 (c)	5,175	6,150
Halifax Hosp. Med. Ctr. Rev.:
4% 6/1/27	1,165	1,272
5% 6/1/24	230	263
Jacksonville Sales Tax Rev. Series 2012, 5% 10/1/25	830	912
Lake County School Board Ctfs. of Prtn. Series 2014 A:
5% 6/1/27 (FSA Insured)	830	952
5% 6/1/28 (FSA Insured)	830	949
5% 6/1/30 (FSA Insured)	1,865	2,120
Lee County Arpt. Rev. Series 2011 A, 5.375% 10/1/32 (c)	5,225	5,535
Miami-Dade County Aviation Rev.:
Series 2010, 5.5% 10/1/30 (Pre-Refunded to 10/1/20 @ 100)	2,515	2,597
Series 2012 A:
5% 10/1/21 (c)	1,575	1,681
5% 10/1/22 (c)	830	914
5% 10/1/23 (c)	6,375	7,007
5% 10/1/24 (c)	7,490	8,230
Series 2014 A:
5% 10/1/28 (c)	4,140	4,763
5% 10/1/33 (c)	6,940	7,895
5% 10/1/36 (c)	13,125	14,868
Series 2015 A:
5% 10/1/29 (c)	1,310	1,537
5% 10/1/31 (c)	1,100	1,283
5% 10/1/35 (c)	4,555	5,167
Series 2016 A:
5% 10/1/29	1,200	1,453
5% 10/1/31	1,450	1,746
Series 2017 B, 5% 10/1/40 (c)	10,760	12,788
Miami-Dade County Cap. Asset Acquisition Series 2012 A, 5% 10/1/26	3,105	3,413
Miami-Dade County Expressway Auth.:
Series 2014 A, 5% 7/1/44	2,900	3,221
Series 2014 B:
5% 7/1/26	2,070	2,372
5% 7/1/27	1,450	1,659
5% 7/1/28	830	948
Series 2016 A:
5% 7/1/32	3,560	4,194
5% 7/1/33	3,020	3,538
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2011 B, 5.625% 5/1/31	5,465	5,759
Series 2015 A:
5% 5/1/26	4,555	5,375
5% 5/1/27 (FSA Insured)	645	762
5% 5/1/28	9,695	11,343
5% 5/1/29	3,375	3,930
Series 2015 B:
5% 5/1/26	7,035	8,301
5% 5/1/27	10,020	11,761
Series 2016 A:
5% 5/1/30	6,225	7,396
5% 5/1/32	8,280	9,781
Series 2016 B, 5% 8/1/26	8,960	10,883
Miami-Dade County Transit Sales Surtax Rev. Series 2012, 5% 7/1/42	1,820	1,963
Miami-Dade County Wtr. & Swr. Rev. Series 2017 B, 4% 10/1/35	3,900	4,407
Orange County Health Facilities Auth.:
Series 2012 A, 5% 10/1/42	9,975	10,614
Series 2016 A:
5% 10/1/39	2,200	2,579
5% 10/1/44	1,605	1,863
Orange County School Board Ctfs. of Prtn. Series 2015 C, 5% 8/1/30	8,280	9,774
Orlando Utils. Commission Util. Sys. Rev. Series 2012 A, 5% 10/1/25	910	1,101
Palm Beach County Arpt. Sys. Rev. Series 2016:
5% 10/1/21 (c)	995	1,062
5% 10/1/23 (c)	1,095	1,242
5% 10/1/24 (c)	1,140	1,328
5% 10/1/27(c)	830	1,002
5% 10/1/29 (c)	860	1,030
5% 10/1/30 (c)	1,530	1,825
5% 10/1/31 (c)	1,075	1,279
5% 10/1/32 (c)	1,655	1,963
5% 10/1/33 (c)	3,555	4,209
5% 10/1/34 (c)	3,730	4,407
5% 10/1/35 (c)	3,930	4,633
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
5% 12/1/22 (Escrowed to Maturity)	555	615
5% 12/1/23 (Escrowed to Maturity)	1,155	1,322
5% 12/1/24 (Escrowed to Maturity)	1,265	1,486
5% 12/1/25 (Pre-Refunded to 12/1/24 @ 100)	445	523
5% 12/1/31 (Pre-Refunded to 12/1/24 @ 100)	415	488
Palm Beach County School Board Ctfs. of Prtn. Series 2015 D:
5% 8/1/28	3,905	4,639
5% 8/1/29	4,965	5,876
5% 8/1/31	13,725	16,126
Pinellas County Idr (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Proj.) Series 2019:
5% 7/1/29	400	475
5% 7/1/39	810	941
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015:
5% 10/1/29	4,140	4,969
5% 10/1/32	5,190	6,146
South Lake County Hosp. District (South Lake Hosp., Inc.) Series 2010, 5.25% 10/1/34 (Pre-Refunded to 4/1/20 @ 100)	2,900	2,929
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
4% 8/15/33	2,070	2,311
5% 8/15/26	2,815	3,434
5% 8/15/27	1,865	2,316
5% 8/15/28	1,240	1,538
5% 8/15/30	2,685	3,294
5% 8/15/31	2,590	3,163
5% 8/15/32	1,930	2,347
5% 8/15/34	5,360	6,481
5% 8/15/35	3,555	4,282
5% 8/15/42	5,465	6,425
5% 8/15/47	8,115	9,469
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/41	910	1,039
Series 2015 A, 5% 12/1/40	1,820	2,061
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A:
5% 9/1/22	1,905	2,093
5% 9/1/25	340	371
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
5% 10/15/44 (d)	905	1,093
5% 10/15/49 (d)	1,705	2,052
Volusia County School Board Ctfs. of Prtn.:
(Florida Master Lease Prog.) Series 2016 A:
5% 8/1/29 (Build America Mutual Assurance Insured)	830	983
5% 8/1/32 (Build America Mutual Assurance Insured)	4,140	4,865
(Master Lease Prog.) Series 2014 B:
5% 8/1/25	1,470	1,705
5% 8/1/26	280	324

TOTAL FLORIDA		533,256

Georgia - 1.7%
Atlanta Arpt. Rev. Series 2019 B, 5% 7/1/25 (c)	1,870	2,218
Atlanta Wtr. & Wastewtr. Rev. 5% 11/1/27	830	988
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.) Series 1997 1, 2.05%, tender 11/19/21 (a)	1,655	1,668
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2013 A, 2.4%, tender 4/1/20 (a)	6,290	6,303
Columbus Med. Ctr. Hosp. Auth. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 B, 5%, tender 7/1/29 (a)	6,900	8,630
DeKalb County Wtr. & Swr. Rev. Series 2011 A, 5.25% 10/1/36	2,485	2,654
Fulton County Dev. Auth. Rev. Series 2019:
4% 6/15/49	1,515	1,683
5% 6/15/52	5,540	6,722
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.) Series S:
5% 10/1/22	2,835	3,122
5% 10/1/23	3,310	3,642
Glynn-Brunswick Memorial Hosp. Auth. Rev. (Southeast Georgia Health Sys. Proj.) Series 2017:
4% 8/1/43	1,860	1,936
5% 8/1/39	1,705	1,928
5% 8/1/43	2,275	2,631
Hosp. Auth. of Savannah Auth. Rev. Series 2019 A:
4% 7/1/35	1,400	1,566
4% 7/1/36	4,500	5,017
4% 7/1/43	6,160	6,713
Main Street Natural Gas, Inc. Bonds Series 2018 C, 4%, tender 12/1/23 (a)	21,230	23,144
Private Colleges & Univs. Auth. Rev. (The Savannah College of Art and Design Projs.) Series 2014:
5% 4/1/25	2,900	3,350
5% 4/1/30	1,655	1,884
5% 4/1/44	3,160	3,529

TOTAL GEORGIA		89,328

Hawaii - 0.8%
Hawaii Arpts. Sys. Rev.:
Series 2015 A:
5% 7/1/41 (c)	6,210	7,098
5% 7/1/45 (c)	16,455	18,749
Series 2018 A:
5% 7/1/29 (c)	1,055	1,316
5% 7/1/30 (c)	1,240	1,537
5% 7/1/31 (c)	1,215	1,498
5% 7/1/32 (c)	1,240	1,523
5% 7/1/33 (c)	1,265	1,549
State of Hawaii Dept. of Trans. Series 2013:
5% 8/1/22 (c)	1,305	1,425
5.25% 8/1/24 (c)	1,655	1,874
5.25% 8/1/25 (c)	2,070	2,341

TOTAL HAWAII		38,910

Idaho - 0.0%
Idaho Hsg. & Fin. Assoc. Single Family Mtg. Series 2019 A, 4% 1/1/50	790	867
Illinois - 22.9%
Boone & Winnebago County Cmnty. Unit School District 200:
0% 1/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500	1,477
0% 1/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,615	1,561
Chicago Board of Ed.:
Series 1998 B1, 0% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,960	1,881
Series 1999 A, 5.25% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,975	2,087
Series 2010 F, 5% 12/1/20	1,070	1,099
Series 2011 A:
5% 12/1/41	4,790	4,978
5.25% 12/1/41	2,965	3,095
5.5% 12/1/39	6,540	6,865
Series 2012 A, 5% 12/1/42	7,630	8,061
Series 2015 C, 5.25% 12/1/39	1,405	1,543
Series 2016 B, 6.5% 12/1/46	660	794
Series 2017 A, 7% 12/1/46 (e)	2,320	2,951
Series 2017 C:
5% 12/1/22	2,175	2,341
5% 12/1/23	1,880	2,062
5% 12/1/24	4,770	5,319
5% 12/1/25	2,725	3,087
5% 12/1/26	800	918
5% 12/1/30	2,105	2,429
5% 12/1/34	1,245	1,422
Series 2017 D:
5% 12/1/23	2,460	2,698
5% 12/1/24	1,030	1,149
5% 12/1/31	2,485	2,860
Series 2017 H, 5% 12/1/36	95	108
Series 2018 A:
5% 12/1/25	830	940
5% 12/1/26	830	952
5% 12/1/28	3,915	4,607
5% 12/1/30	1,655	1,932
5% 12/1/32	950	1,102
5% 12/1/35	830	956
Series 2018 C, 5% 12/1/46	3,250	3,666
Series 2019 A:
4% 12/1/27	5,000	5,397
5% 12/1/22	1,575	1,695
5% 12/1/27	1,625	1,890
5% 12/1/28	2,910	3,424
5% 12/1/28	2,000	2,353
5% 12/1/33	1,300	1,521
Chicago Midway Arpt. Rev.:
Series 2014 A:
5% 1/1/27 (c)	8,550	9,681
5% 1/1/28 (c)	15,855	17,920
5% 1/1/33 (c)	4,450	4,993
5% 1/1/34 (c)	2,150	2,410
Series 2016 A, 5% 1/1/28 (c)	1,655	1,948
Series 2016 B:
4% 1/1/35	1,305	1,425
5% 1/1/36	1,655	1,938
5% 1/1/37	2,235	2,611
5% 1/1/46	5,865	6,748
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2013 B, 5% 1/1/27	5,195	5,751
Series 2013 D, 5% 1/1/27	2,650	2,934
Series 2015 A:
5% 1/1/31 (c)	5,000	5,726
5% 1/1/32 (c)	10,100	11,546
Series 2015 C:
5% 1/1/24 (c)	1,190	1,355
5% 1/1/46 (c)	1,985	2,221
Series 2016 B, 5% 1/1/34	5,050	5,951
Series 2016 C:
5% 1/1/33	2,255	2,662
5% 1/1/34	2,610	3,076
Series 2016 G:
5% 1/1/37 (c)	1,655	1,942
5% 1/1/42 (c)	1,655	1,919
5.25% 1/1/29 (c)	290	354
5.25% 1/1/31 (c)	330	399
Series 2017 A, 5% 1/1/31	2,925	3,521
Series 2017 B:
5% 1/1/35	1,740	2,076
5% 1/1/37	7,080	8,407
Series 2017 C:
5% 1/1/30	495	599
5% 1/1/31	495	596
5% 1/1/32	540	649
Series 2017 D:
5% 1/1/28 (c)	2,475	2,999
5% 1/1/29 (c)	2,070	2,493
5% 1/1/32 (c)	2,235	2,654
5% 1/1/34 (c)	3,360	3,969
5% 1/1/35 (c)	2,485	2,929
5% 1/1/36 (c)	3,090	3,633
5% 1/1/37 (c)	1,655	1,942
Chicago O'Hare Int'l. Arpt. Spl. Facilities Rev. Series 2018:
5% 7/1/38 (c)	2,185	2,566
5% 7/1/48 (c)	9,030	10,461
Chicago Transit Auth.:
Series 2014, 5.25% 12/1/49	14,900	16,628
Series 2017, 5% 12/1/46	3,395	3,827
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/22	1,670	1,802
5% 6/1/23	1,505	1,670
5% 6/1/24	255	290
5% 6/1/25	255	297
5% 6/1/26	205	244
Cook County Forest Preservation District:
Series 2012 A, 5% 11/15/22	1,655	1,797
Series 2012 C, 5% 12/15/21	830	879
Cook County Gen. Oblig.:
Series 2010 A:
5.25% 11/15/22	570	588
5.25% 11/15/33	14,925	15,371
Series 2010 G, 5% 11/15/25	2,815	2,899
Series 2012 C, 5% 11/15/24	9,190	10,043
Series 2016 A:
5% 11/15/26	4,420	5,309
5% 11/15/27	2,320	2,768
5% 11/15/28	3,020	3,579
5% 11/15/29	3,760	4,432
5% 11/15/30	4,140	4,857
Grundy & Will Counties Cmnty. School Gen. Obligan Series 2017, 5% 2/1/25	745	865
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C:
5% 8/1/29	1,090	1,307
5% 8/1/30	760	905
5% 8/1/32	1,015	1,201
(Depaul Univ. Proj.) Series 2016 A:
4% 10/1/34	830	919
5% 10/1/29	830	997
5% 10/1/30	830	992
5% 10/1/35	1,655	1,956
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	25,725	27,749
5% 5/15/43	34,525	40,549
(Palos Cmnty. Hosp. Proj.) Series 2010 C:
5.375% 5/15/25	20,230	20,524
5.375% 5/15/30	6,020	6,102
(Presence Health Proj.) Series 2016 C:
3.625% 2/15/32	950	1,024
4% 2/15/33	225	251
5% 2/15/25	190	224
5% 2/15/26	2,525	3,059
5% 2/15/29	5,110	6,255
5% 2/15/36	1,160	1,375
(Rosalind Franklin Univ. Research Bldg. Proj.) Series 2017 C, 5% 8/1/46	830	939
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	415	477
Series 2009, 5% 8/15/23 (Pre-Refunded to 8/15/20 @ 100)	1,545	1,582
Series 2010, 5.25% 5/1/25	5,795	5,871
Series 2012 A:
5% 5/15/20	415	421
5% 5/15/22	1,805	1,954
5% 5/15/23	250	271
Series 2012:
4% 9/1/32	7,265	7,583
5% 9/1/32	1,575	1,710
5% 9/1/38	21,730	23,450
5% 11/15/43	4,315	4,576
Series 2013:
5% 11/15/24	415	455
5% 11/15/27	85	92
5% 11/15/28	2,380	2,585
5% 11/15/29	1,160	1,258
5% 5/15/43 (Pre-Refunded to 5/15/22 @ 100)	9,775	10,627
Series 2015 A:
5% 11/15/21	495	529
5% 11/15/35	1,985	2,274
5% 11/15/45	2,670	2,979
Series 2015 B, 5% 11/15/27	2,615	3,073
Series 2015 C:
4.125% 8/15/37	735	771
5% 8/15/35	6,175	6,993
5% 8/15/44	30,175	33,607
Series 2016 A:
5% 8/15/22	830	896
5% 8/15/25	1,970	2,283
5% 8/15/26	2,635	3,109
5% 7/1/28	1,020	1,215
5% 2/15/29	4,255	5,000
5% 2/15/30	4,490	5,247
5% 7/1/30	590	697
5% 2/15/31	3,620	4,208
5% 7/1/31	1,040	1,220
5% 2/15/32	3,520	4,076
5% 7/1/33	540	628
5% 7/1/34	4,140	4,800
5% 8/15/34	535	612
5% 8/15/35	420	480
5% 7/1/36	2,140	2,466
5% 8/15/36	1,685	1,922
5.25% 8/15/27	1,865	2,223
5.25% 8/15/28	2,395	2,843
5.25% 8/15/30	1,840	2,170
5.25% 8/15/31	495	581
Series 2016 B:
5% 8/15/31	6,095	7,271
5% 8/15/32	5,000	5,931
5% 8/15/34	6,220	7,342
5% 8/15/36	8,680	10,173
Series 2016 C:
3.75% 2/15/34	1,215	1,314
4% 2/15/36	5,160	5,722
4% 2/15/41	14,125	15,393
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	655	765
5% 2/15/24	555	638
5% 2/15/30	6,425	7,811
5% 2/15/31	12,595	15,246
5% 2/15/32	3,660	4,417
5% 2/15/34	2,920	3,491
5% 2/15/41	8,845	10,354
Series 2016:
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	30	35
5% 5/15/29	1,040	1,226
5% 12/1/29	1,420	1,666
5% 5/15/30	2,200	2,580
5% 12/1/46	3,865	4,376
Series 2017 A:
5% 1/1/36	1,860	2,160
5% 8/1/42	730	830
Series 2017:
5% 1/1/29	2,775	3,411
5% 7/1/33	5,640	6,831
5% 7/1/34	4,640	5,602
5% 7/1/35	3,900	4,698
Series 2018 A:
4.25% 1/1/44	2,465	2,645
5% 1/1/44	14,900	16,987
Series 2019:
4% 9/1/37	600	639
4% 9/1/41	1,000	1,056
5% 9/1/36	1,000	1,178
Illinois Gen. Oblig.:
Series 2010, 5% 1/1/21 (FSA Insured)	2,565	2,572
Series 2012 A, 4% 1/1/23	2,090	2,165
Series 2012:
5% 8/1/21	1,985	2,082
5% 3/1/23	4,265	4,519
5% 8/1/23	3,810	4,178
Series 2013:
5% 1/1/22	2,420	2,426
5.5% 7/1/24	830	920
5.5% 7/1/25	4,315	4,782
Series 2014:
5% 2/1/22	880	934
5% 2/1/23	3,665	3,973
5% 2/1/25	3,005	3,302
5% 2/1/26	2,270	2,492
5% 4/1/28	1,895	2,082
5% 5/1/28	1,780	1,959
5.25% 2/1/31	360	395
Series 2016:
5% 2/1/23	1,500	1,626
5% 2/1/24	8,285	9,143
5% 6/1/25	7,295	8,245
5% 11/1/25	2,485	2,828
5% 6/1/26	995	1,140
5% 2/1/27	5,585	6,454
Series 2017 D:
5% 11/1/22	19,770	21,340
5% 11/1/23	20,695	22,783
5% 11/1/24	28,975	32,347
5% 11/1/25	28,795	32,520
5% 11/1/26	8,690	9,945
5% 11/1/27	2,900	3,357
Series 2019 B:
5% 9/1/21	3,990	4,194
5% 9/1/22	3,915	4,221
5% 9/1/23	3,990	4,384
5% 9/1/24	3,990	4,457
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Series 2019, 2.9% 7/1/35	6,291	6,462
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A:
5% 2/1/26	8,585	10,162
5% 2/1/31	3,370	3,920
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2015 A:
5% 1/1/37	3,020	3,480
5% 1/1/40	12,915	14,792
Series 2015 B, 5% 1/1/40	7,205	8,289
Series 2016 A:
5% 12/1/31	5,825	6,836
5% 12/1/32	8,525	9,980
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
0% 12/1/21 (AMBAC Insured)	2,560	2,478
0% 12/1/21 (Escrowed to Maturity)	1,575	1,537
6.5% 1/1/20 (AMBAC Insured)	2,600	2,600
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2016:
5% 2/1/34	5,795	6,680
5% 2/1/35	4,140	4,763
5% 2/1/36	7,120	8,174
Lake County Cmnty. High School District #117, Antioch Series 2000 B, 0% 12/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,495	1,471
McHenry & Kane Counties Cmnty. Consolidated School District #158 Series 2004, 0% 1/1/24 (FSA Insured)	4,220	3,908
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 1992 A, 0% 6/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,990	2,969
Series 1996 A, 0% 6/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,215	4,890
Series 2010 B1:
0% 6/15/43 (FSA Insured)	41,985	19,133
0% 6/15/44 (FSA Insured)	48,430	21,168
0% 6/15/45 (FSA Insured)	25,250	10,614
0% 6/15/47 (FSA Insured)	3,000	1,163
Series 2012 B, 0% 12/15/51	10,845	3,297
Series A:
0% 6/15/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,045	1,001
0% 12/15/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,560	2,313
Series 1996 A, 0% 6/15/24	2,535	2,320
Series 2002, 5.5% 6/15/20	220	220
Series 2017 B:
5% 12/15/25	830	948
5% 12/15/26	2,755	3,183
5% 12/15/27	295	344
5% 12/15/31	560	648
5% 12/15/34	330	379
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/27	4,140	4,974
5% 6/1/28	2,275	2,722
Univ. of Illinois Rev.:
(Auxiliary Facilities Sys. Proj.):
Series 1991, 0% 4/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,625	6,600
Series 1999 A:
0% 4/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,325	1,320
0% 4/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,110	4,027
Series 2010 A:
5% 4/1/25	5,070	5,113
5.25% 4/1/30	3,475	3,504
Series 2013:
6% 10/1/42	4,555	5,140
6.25% 10/1/38	4,495	5,124
Series 2018 A, 5% 4/1/30	3,425	4,205
Will County Cmnty. Unit School District #365-U:
Series 2007 B, 0% 11/1/26 (FSA Insured)	5,095	4,420
Series 2012, 0% 11/1/25	985	876
Will County Illinois Series 2016:
5% 11/15/31	1,340	1,583
5% 11/15/32	1,020	1,201
5% 11/15/33	1,240	1,456
5% 11/15/34	1,240	1,451

TOTAL ILLINOIS		1,173,902

Indiana - 1.7%
Crown Point Multi-School Bldg. Corp. 0% 1/15/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,195	6,113
Indiana Fin. Auth. Rev.:
Series 2012:
5% 3/1/30 (Pre-Refunded to 3/1/22 @ 100)	3,790	4,101
5% 3/1/41 (Pre-Refunded to 3/1/22 @ 100)	6,920	7,487
Series 2015 A, 5.25% 2/1/32	5,845	6,990
Series 2016:
4% 9/1/21	330	344
5% 9/1/22	250	274
5% 9/1/23	375	424
5% 9/1/24	560	651
5% 9/1/26	1,075	1,307
5% 9/1/27	540	652
5% 9/1/28	2,535	3,044
5% 9/1/29	1,240	1,481
5% 9/1/30	1,160	1,380
Indiana Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.):
Series 2012 A:
5% 10/1/24	330	365
5% 10/1/26	2,105	2,324
Series 2015 A, 5% 10/1/30	3,990	4,624
Series 2011 A, 5.25% 10/1/25	1,450	1,550
Indianapolis Local Pub. Impt.:
(Courthouse and Jail Proj.) Series 2019 A, 5% 2/1/49	4,655	5,658
(Indianapolis Arpt. Auth. Proj.) Series 2019 I, 5% 1/1/44	5,100	6,234
Series 2016:
4% 1/1/32 (c)	830	918
4% 1/1/33 (c)	830	915
4% 1/1/34 (c)	830	912
4% 1/1/35 (c)	2,300	2,522
5% 1/1/26 (c)	875	1,041
Lake Central Multi-District School Bldg. Corp. Series 2012 B, 5% 1/15/30	1,700	1,877
Purdue Univ. Rev. Series 2018 DD:
5% 7/1/34	995	1,256
5% 7/1/35	1,960	2,467
5% 7/1/36	2,130	2,673
5% 7/1/37	1,970	2,464
5% 7/1/38	2,345	2,924
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.):
Series 2019:
4% 4/1/38	260	287
4% 4/1/46	6,035	6,519
5% 4/1/43	460	552
Series 2020:
4% 4/1/38 (d)	1,510	1,666
5% 4/1/32 (d)	1,805	2,239
Zionsville Cmnty. Schools Bldg. Series 2005, 5% 7/15/20 (FSA Insured)	1,610	1,628

TOTAL INDIANA		87,863

Iowa - 0.1%
Iowa Fin. Auth. Rev. Series A:
5% 5/15/43	1,145	1,281
5% 5/15/48	1,300	1,449
Iowa Student Ln. Liquidity Corp. Student Ln. Rev. Series 2019 B:
5% 12/1/26 (c)	1,850	2,227
5% 12/1/27 (c)	1,965	2,400

TOTAL IOWA		7,357

Kansas - 0.4%
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev.:
Series 2012 A:
5% 9/1/23	1,540	1,689
5% 9/1/25	3,310	3,625
5% 9/1/26	1,615	1,767
Series 2016 A:
5% 9/1/40	3,740	4,285
5% 9/1/45	5,630	6,417

TOTAL KANSAS		17,783

Kentucky - 0.9%
Kenton County Arpt. Board Arpt. Rev. Series 2016:
5% 1/1/21	540	561
5% 1/1/22	600	646
5% 1/1/23	350	390
5% 1/1/28	1,310	1,569
5% 1/1/31	1,240	1,470
5% 1/1/32	1,240	1,467
Kentucky Econ. Dev. Fin. Auth.:
Series 2019 A1:
5% 8/1/35	1,000	1,208
5% 8/1/44	1,000	1,179
Series 2019 A2, 5% 8/1/44	2,995	3,530
Kentucky Econ. Dev. Fin. Auth. Rev. Louisville Arena Auth., Inc. Series 2017 A, 5% 12/1/47 (FSA Insured)	1,340	1,451
Kentucky State Property & Buildings Commission Rev. (Proj. No. 119) Series 2018:
5% 5/1/26	830	992
5% 5/1/27	2,435	2,957
5% 5/1/29	4,510	5,537
5% 5/1/32	1,185	1,441
5% 5/1/33	915	1,110
5% 5/1/34	1,045	1,264
5% 5/1/35	615	740
5% 5/1/36	520	624
Louisville & Jefferson County Series 2013 A:
5.5% 10/1/33	2,815	3,179
5.75% 10/1/38	7,255	8,222
Louisville/Jefferson County Metropolitan Gov. Series 2012 A:
5% 12/1/28 (Pre-Refunded to 6/1/22 @ 100)	615	669
5% 12/1/29 (Pre-Refunded to 6/1/22 @ 100)	3,645	3,964
5% 12/1/30 (Pre-Refunded to 6/1/22 @ 100)	600	653
Pikeville Hosp. Rev. (Pikeville Med. Ctr., Inc. Proj.) Series 2011, 6.5% 3/1/41	2,485	2,601

TOTAL KENTUCKY		47,424

Louisiana - 1.0%
Calcasieu Parish Memorial Hosp. (Lake Charles Memorial Hosp. Proj.) Series 2019:
5% 12/1/34	1,105	1,322
5% 12/1/39	1,065	1,251
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2017 A, 5% 7/1/47	1,950	2,245
Louisiana Pub. Facilities Auth. Rev.:
(Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/24	1,240	1,455
5% 12/15/25	2,585	3,101
5% 12/15/26	1,045	1,281
5% 12/15/28	1,655	2,003
5% 12/15/29	1,175	1,416
5% 12/15/30	2,320	2,784
Series 2018 E:
5% 7/1/37	1,615	1,963
5% 7/1/38	1,260	1,526
New Orleans Aviation Board Rev.:
(North Term. Proj.):
Series 2015 B:
5% 1/1/27 (c)	1,160	1,339
5% 1/1/29 (c)	4,295	4,931
5% 1/1/30 (c)	5,795	6,635
5% 1/1/31 (c)	2,070	2,363
5% 1/1/40 (c)	6,860	7,719
Series 2017 B:
5% 1/1/27 (c)	330	398
5% 1/1/28 (c)	205	246
5% 1/1/32 (c)	330	389
5% 1/1/33 (c)	580	682
5% 1/1/34 (c)	180	211
5% 1/1/35 (c)	330	387
Series 2017 D2:
5% 1/1/27 (c)	415	500
5% 1/1/28 (c)	595	713
5% 1/1/31 (c)	530	627
5% 1/1/33 (c)	850	1,000
5% 1/1/34 (c)	1,020	1,198
5% 1/1/36 (c)	775	906
5% 1/1/37 (c)	1,275	1,487

TOTAL LOUISIANA		52,078

Maine - 1.1%
Maine Health & Higher Edl. Facilities Auth. Rev.:
(Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43	3,745	4,007
Series 2013, 5% 7/1/25	1,475	1,619
Series 2016 A:
4% 7/1/41	1,935	2,018
4% 7/1/46	3,180	3,298
5% 7/1/41	8,620	9,608
5% 7/1/46	22,975	25,498
Series 2017 B:
4% 7/1/25	375	422
4% 7/1/31	580	645
4% 7/1/32	415	459
4% 7/1/34	835	919
5% 7/1/26	270	326
5% 7/1/28	420	512
5% 7/1/29	330	400
5% 7/1/33	830	989
5% 7/1/35	630	749
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/32	870	1,019
5% 7/1/36	2,150	2,499
5% 7/1/38	555	642

TOTAL MAINE		55,629

Maryland - 0.7%
City of Westminster Series 2016:
5% 11/1/27	2,150	2,524
5% 11/1/28	2,275	2,664
5% 11/1/29	2,410	2,806
5% 11/1/30	2,555	2,955
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A:
5% 6/1/30	1,035	1,269
5% 6/1/35	1,655	1,990
Maryland Econ. Dev. Corp. (Purple Line Lt. Rail Proj.) Series 2016 D:
5% 3/31/41 (c)	1,505	1,698
5% 3/31/46 (c)	2,485	2,779
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Medstar Health, Inc. Proj.) Series 2017 A, 5% 5/15/45	2,645	3,096
(Univ. of Maryland Med. Sys. Proj.) Series 2008 F, 5.25% 7/1/21	830	833
Series 2010, 5.625% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	2,785	2,847
Series 2015, 5% 7/1/24	625	720
Series 2016 A:
4% 7/1/42	1,430	1,514
5% 7/1/35	575	665
Maryland St Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev. Series 2019 B, 4% 9/1/49	4,420	4,856
Rockville Mayor & Council Econ. Dev. (Rfdg.-Ingleside King Farm Proj.) Series 2017:
2.5% 11/1/24	1,455	1,455
3% 11/1/25	1,070	1,073

TOTAL MARYLAND		35,744

Massachusetts - 2.1%
Massachusetts Dev. Fin. Agcy. Rev.:
(Lawrence Gen. Hosp. MA. Proj.) Series 2017:
5% 7/1/25	170	193
5% 7/1/29	590	680
5% 7/1/30	630	723
5% 7/1/31	665	759
5% 7/1/32	830	944
5% 7/1/34	830	941
5% 7/1/37	830	933
5% 7/1/42	745	828
5% 7/1/47	1,160	1,282
(Lawrence Gen. Hosp.) Series 2017:
5% 7/1/20	370	375
5% 7/1/21	380	396
(Lesley Univ. Proj.) Series 2016, 5% 7/1/39	1,360	1,572
(Partners Healthcare Sys., Inc. Proj.):
Series 2017 S:
5% 7/1/30	3,210	4,012
5% 7/1/34	3,500	4,302
Series 2017, 4% 7/1/41	8,280	9,218
(Tufts Med. Ctr. Proj.) Series 2011, 6.75% 1/1/36 (Pre-Refunded to 1/1/21 @ 100)	1,310	1,383
(Univ. of Massachusetts Health Cr., Inc. Proj.) Series 2017 L, 4% 7/1/44	830	894
(Wentworth Institute of Technology Proj.) Series 2017:
5% 10/1/27	830	987
5% 10/1/28	875	1,038
5% 10/1/29	920	1,087
5% 10/1/31	1,015	1,187
5% 10/1/32	1,065	1,239
Series 2016 I, 5% 7/1/41	1,925	2,195
Series 2016:
5% 10/1/29	830	1,018
5% 10/1/30	1,240	1,513
5% 7/1/31	1,385	1,639
5% 10/1/31	1,340	1,629
5% 10/1/43	8,995	10,199
Series 2017:
5% 7/1/27	535	621
5% 7/1/34	1,325	1,563
5% 7/1/35	1,000	1,177
Series 2019, 5% 9/1/59	16,180	19,131
Series BB1, 5% 10/1/46	345	407
Massachusetts Edl. Fing. Auth. Rev. Series 2019 B:
5% 7/1/27 (c)	1,000	1,212
5% 7/1/28 (c)	1,915	2,351
Massachusetts Gen. Oblig.:
Series 2016 B, 5% 7/1/31	2,005	2,431
Series 2017 A, 5% 4/1/36	1,750	2,128
Series 2017 D, 5% 2/1/33	4,460	5,440
Massachusetts Health & Edl. Facilities Auth. Rev. (Blood Research Institute Proj.) Series A, 6.5% 2/1/22	890	894
Massachusetts Port Auth. Rev.:
Series 2016 A:
5% 7/1/33	1,740	2,094
5% 7/1/34	895	1,075
5% 7/1/38	1,300	1,547
Series 2016 B, 5% 7/1/43 (c)	7,110	8,271
Series 2017 A, 5% 7/1/25 (c)	1,500	1,776

TOTAL MASSACHUSETTS		105,284

Michigan - 2.5%
Detroit Downtown Dev. Auth. Tax:
Series 2018 A, 5% 7/1/32 (FSA Insured)	1,000	1,122
Series A, 5% 7/1/34 (FSA Insured)	1,000	1,118
Detroit School District School Bldg. and Site Impt. Series 2012 A, 5% 5/1/23	3,310	3,592
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2018 A:
5% 7/1/43	2,030	2,444
5% 7/1/48	8,725	10,464
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016, 5% 5/15/28	1,955	2,324
Lansing Board of Wtr. & Lt. Util. Rev. Series 2011 A, 5.5% 7/1/41 (Pre-Refunded to 7/1/21 @ 100)	2,485	2,643
Michigan Bldg. Auth. Rev. (Facilities Prog.):
Series 2015 I, 5% 4/15/30	4,140	4,898
Series 2016 I, 5% 4/15/24	245	284
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018, 5% 11/1/43	2,570	3,092
(Trinity Health Proj.) Series 2017:
5% 12/1/35	1,585	1,923
5% 12/1/42	2,140	2,552
Series 2012 A:
5% 6/1/20 (Escrowed to Maturity)	1,695	1,721
5% 6/1/21 (Escrowed to Maturity)	290	305
5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	2,900	3,165
Series 2012, 5% 11/15/42	8,595	9,257
Series 2015 MI, 5% 12/1/24	3,680	4,331
Series 2016, 5% 11/15/41	1,560	1,829
Series 2019 A, 5% 11/15/48	2,105	2,537
Series MI, 5.5% 12/1/27	3,930	4,745
Michigan Hosp. Fin. Auth. Rev.:
(Trinity Health Proj.) Series 2008 C, 5% 12/1/32	1,240	1,518
Series 2012 A, 5% 6/1/26	1,655	1,797
Oakland Univ. Rev. Series 2019:
5% 3/1/44	8,540	10,326
5% 3/1/50	13,450	16,146
Portage Pub. Schools Series 2016:
5% 11/1/30	2,365	2,837
5% 11/1/31	2,090	2,495
5% 11/1/36	205	242
Wayne County Arpt. Auth. Rev.:
Series 2015 F, 5% 12/1/27 (c)	5,790	6,866
Series 2015 G, 5% 12/1/28 (c)	4,555	5,390
Series 2017 A:
4% 12/1/33 (FSA Insured)	1,230	1,391
4% 12/1/34 (FSA Insured)	1,020	1,151
4% 12/1/35 (FSA Insured)	995	1,120
4% 12/1/36 (FSA Insured)	1,035	1,161
5% 12/1/31	310	379
5% 12/1/32	315	384
5% 12/1/34	580	707
5% 12/1/35	540	656
5% 12/1/37	355	427
Series 2017 B:
5% 12/1/29 (c)	495	601
5% 12/1/30 (c)	580	701
5% 12/1/31 (c)	660	795
5% 12/1/32 (c)	420	506
5% 12/1/32 (c)	540	648
5% 12/1/34 (c)	495	594
5% 12/1/35 (c)	540	646
5% 12/1/37 (c)	705	838
5% 12/1/42 (c)	830	976
Series 2018 D, 5% 12/1/29 (c)	3,645	4,538

TOTAL MICHIGAN		130,182

Minnesota - 0.3%
Duluth Econ. Dev. Auth. Health Care Facilities Rev. Series 2018 A, 5% 2/15/48	6,000	7,097
Maple Grove Health Care Sys. Rev.:
Series 2015, 5% 9/1/29	2,345	2,738
Series 2017:
4% 5/1/21	415	429
5% 5/1/25	660	776
Minnesota Higher Ed. Facilities Auth. Rev. Series 2018 A:
5% 10/1/30	615	743
5% 10/1/45	1,370	1,586
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	990	1,110
Saint Paul Hsg. & Redev. Auth. Hosp. Rev. (HealthEast Care Sys. Proj.) Series 2015 A, 5% 11/15/44 (Pre-Refunded to 11/15/25 @ 100)	1,255	1,519

TOTAL MINNESOTA		15,998

Missouri - 0.8%
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/30	580	678
5% 3/1/31	620	719
5% 3/1/36	1,240	1,418
Kansas City Spl. Oblig.:
5% 9/1/26	980	983
5% 9/1/27	405	406
5% 9/1/28	830	832
5% 9/1/29	830	832
5% 9/1/30	1,150	1,153
Missouri Dev. Fin. Board Infrastructure Facilities Rev. (City of Branson-Branson Landing Proj.) Series 2005 A, 6% 6/1/20	380	387
Missouri Health & Edl. Facilities Auth. Edl. Facilities Rev. Series 2015 B:
3.125% 2/1/27	830	887
3.25% 2/1/28	830	891
4% 2/1/40	660	704
5% 2/1/29	1,025	1,205
5% 2/1/31	2,150	2,510
5% 2/1/33	2,375	2,756
5% 2/1/36	2,235	2,572
Missouri Health & Edl. Facilities Rev. Series 2019 A:
4% 10/1/48	2,850	3,142
5% 10/1/46	5,575	6,742
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. Series 2019, 4% 5/1/50	930	1,025
Saint Louis Arpt. Rev. Series 2019 C:
5% 7/1/33	2,390	3,015
5% 7/1/34	1,750	2,202
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev.:
Series 2017, 5% 9/1/48	1,000	1,118
Series 2018 A:
5.125% 9/1/48	1,125	1,265
5.125% 9/1/49	2,665	2,995

TOTAL MISSOURI		40,437

Montana - 0.0%
Montana Board Hsg. Single Family:
Series 2017 B, 4% 12/1/48 (c)	1,190	1,255
Series 2019 B, 4% 6/1/50	455	508

TOTAL MONTANA		1,763

Nebraska - 0.4%
Douglas County Neb Edl. Facilities Rev. (Creighton Univ. Proj.) Series 2017:
4% 7/1/34	830	938
5% 7/1/36	570	686
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev.:
Series 2019 B, 4% 9/1/49 (c)	2,640	2,869
Series 2019 E, 3.75% 9/1/49 (c)	3,070	3,285
Nebraska Pub. Pwr. District Rev. Series 2016 B:
5% 1/1/37	2,050	2,403
5% 1/1/40	935	1,089
Omaha Arpt. Auth. Arpt. Rev.:
Series 2017 A:
5% 12/15/22 (c)	620	685
5% 12/15/23 (c)	620	705
5% 12/15/25 (c)	330	394
5% 12/15/26 (c)	1,190	1,450
5% 12/15/27 (c)	830	1,008
5% 12/15/30 (c)	1,240	1,489
5% 12/15/31 (c)	650	779
5% 12/15/33 (c)	660	787
5% 12/15/35 (c)	1,655	1,964
5% 12/15/36 (c)	420	497
Series 2017 C, 5% 12/15/21 (c)	340	364

TOTAL NEBRASKA		21,392

Nevada - 0.6%
Clark County McCarran Int'l. Arpt. Passenger Facility Charge Rev. (Clark County Arpt. Rev. Proj.) Series 2017 B:
5% 7/1/20 (c)	1,625	1,655
5% 7/1/22 (c)	1,865	2,034
5% 7/1/23 (c)	3,310	3,720
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2011 C, 5% 6/1/24	4,485	4,729
Series 2016 B, 5% 6/1/36	3,750	4,478
Nevada Hsg. Division Single Family Mtg. Rev. Series 2019 B, 4% 10/1/49	1,440	1,587
Washoe County Gas Facilities Rev. Bonds:
Series 2016 F, 2.05%, tender 4/15/22 (a)(c)	8,400	8,482
Series 2016, 2.05%, tender 4/15/22 (a)(c)	5,000	5,049

TOTAL NEVADA		31,734

New Hampshire - 1.7%
New Hampshire Health & Ed. Facilities Auth.:
(Concord Hosp.) Series 2017, 5% 10/1/42	2,485	2,941
(Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A:
5% 8/1/28	415	514
5% 8/1/29	705	868
5% 8/1/30	830	1,017
(Partners Healthcare Sys., Inc. Proj.):
Series 2017 5% 7/1/29	3,275	4,120
Series 2017:
5% 7/1/30	2,125	2,654
5% 7/1/31	4,750	5,899
5% 7/1/32	3,185	3,936
5% 7/1/33	2,900	3,567
5% 7/1/34	4,415	5,411
5% 7/1/35	4,635	5,667
5% 7/1/36	4,870	5,930
5% 7/1/37	4,290	5,200
Series 2017 B, 4.125% 7/1/24 (e)	1,060	1,062
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Covenant Health Sys., Inc. Proj.) Series 2012, 5% 7/1/42	310	324
Series 2012:
4% 7/1/32	2,295	2,385
5% 7/1/24	830	902
5% 7/1/25	980	1,064
5% 7/1/27	415	449
Series 2016:
3% 10/1/20	465	470
4% 10/1/38	2,010	2,169
5% 10/1/22	885	969
5% 10/1/24	1,755	2,031
5% 10/1/25	1,740	2,061
5% 10/1/29	5,525	6,556
5% 10/1/31	4,315	5,075
5% 10/1/33	3,355	3,928
5% 10/1/38	6,185	7,141
New Hampshire Tpk. Sys. Rev. Series 2012 B, 5% 2/1/24	1,470	1,585

TOTAL NEW HAMPSHIRE		85,895

New Jersey - 4.7%
Atlantic County Impt. Auth. (Atlantic City Campus Proj.) Series 2016 A:
5% 7/1/28 (FSA Insured)	860	1,036
5% 7/1/30 (FSA Insured)	2,105	2,512
5% 7/1/32 (FSA Insured)	1,035	1,225
5% 7/1/33 (FSA Insured)	1,075	1,269
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (e)	910	912
(New Jersey Gen. Oblig. Proj.):
Series 2015 XX, 5% 6/15/25	10,905	12,622
Series 2017 B, 5% 11/1/23	14,900	16,753
Series 2013 NN:
5% 3/1/26	4,125	4,540
5% 3/1/27	51,700	56,773
5% 3/1/29	2,055	2,248
Series 2013:
5% 3/1/24	14,900	16,386
5% 3/1/25	1,820	2,007
Series 2015 XX, 5.25% 6/15/27	14,075	16,289
Series 2016 AAA:
5.5% 6/15/31	1,655	1,965
5.5% 6/15/32	4,140	4,900
New Jersey Edl. Facility Series 2016 A:
5% 7/1/31	1,740	2,037
5% 7/1/32	1,985	2,319
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2016 A:
5% 7/1/20	415	422
5% 7/1/21	275	289
5% 7/1/22	275	298
5% 7/1/23	970	1,081
5% 7/1/24	1,600	1,827
5% 7/1/25	1,660	1,937
5% 7/1/26	915	1,088
5% 7/1/26	275	327
5% 7/1/27	420	498
5% 7/1/27	620	758
5% 7/1/28	300	365
5% 7/1/29	580	682
5% 7/1/29	415	488
5% 7/1/30	690	806
5% 7/1/30	830	1,002
Series 2016:
4% 7/1/48	2,400	2,550
5% 7/1/41	2,865	3,247
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2017 1A:
5% 12/1/22 (c)	1,000	1,101
5% 12/1/23 (c)	1,675	1,896
5% 12/1/26 (c)	830	1,000
Series 2017 1B, 5% 12/1/21 (c)	1,060	1,132
Series 2018 B:
5% 12/1/25 (c)	3,495	4,139
5% 12/1/26 (c)	1,035	1,246
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA, 5.25% 6/15/43	21,525	25,210
Series 2001 A, 6% 6/15/35 (Pre-Refunded to 6/15/21 @ 100)	3,230	3,454
Series 2005 B, 5.25% 12/15/22 (AMBAC Insured)	330	365
Series 2010 A, 0% 12/15/27	9,485	7,768
Series 2014 AA, 5% 6/15/24	8,280	9,419
Series 2016 A:
5% 6/15/27	2,250	2,656
5% 6/15/28	9,150	10,753
5% 6/15/29	1,865	2,182
Series 2016 A-2, 5% 6/15/23	4,455	4,973
Series AA, 5% 6/15/29	1,615	1,737

TOTAL NEW JERSEY		242,489

New Mexico - 0.1%
New Mexico Mtg. Fin. Auth. Series 2019 D, 3.75% 1/1/50	2,035	2,218
Santa Fe Retirement Fac.:
Series 2019 A:
2.25% 5/15/24	140	140
5% 5/15/34	275	311
5% 5/15/39	205	229
5% 5/15/44	215	238
5% 5/15/49	425	467
Series 2019 B1, 2.625% 5/15/25	230	230

TOTAL NEW MEXICO		3,833

New York - 3.1%
Dorm. Auth. New York Univ. Rev.:
(Fordham Univ. Proj.) Series 2017:
4% 7/1/33	1,035	1,171
4% 7/1/34	1,035	1,168
Series 2017:
4% 12/1/20 (e)	800	818
4% 12/1/21 (e)	900	940
5% 12/1/22 (e)	1,400	1,534
5% 12/1/23 (e)	1,200	1,351
5% 12/1/24 (e)	1,100	1,270
5% 12/1/25 (e)	1,200	1,414
Hudson Yards Infrastructure Corp. New York Rev. Series 2012 A, 5.75% 2/15/47	5,445	5,709
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2012 A, 5% 9/1/42	10,760	11,657
Monroe County Indl. Dev. Corp. (St. Anns Cmnty. Proj.) Series 2019, 5% 1/1/40	1,255	1,377
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	26,320	29,129
New York City Gen. Oblig.:
Series 2003 A, 5.5% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5	5
Series 2012 E, 5% 8/1/24	4,140	4,465
Series 2015 C, 5% 8/1/27	580	685
Series 2016 C and D, 5% 8/1/28	2,175	2,625
Series 2016 E, 5% 8/1/28	3,645	4,459
New York City Indl. Dev. Agcy. Rev. (Yankee Stadium Proj.) Series 2006, 5% 3/1/31	3,910	3,951
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2012 EE, 5.25% 6/15/30	5,960	6,542
Series 2013 2, 5% 6/15/47	1,750	1,945
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2015 S1, 5% 7/15/43	4,140	4,777
Series 2015 S2, 5% 7/15/35	1,465	1,722
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 5% 5/15/23	4,635	5,062
New York Dorm. Auth. Revs. Series 2010 A, 5% 7/1/26 (Pre-Refunded to 7/1/20 @ 100)	3,310	3,374
New York Dorm. Auth. Sales Tax Rev. Series 2016 A, 5% 3/15/34	5,630	6,790
New York Metropolitan Trans. Auth. Rev.:
Series 2012 D, 5% 11/15/25	10,250	11,318
Series 2014 B, 5% 11/15/44	8,280	9,258
Series 2015 A1, 5% 11/15/45	6,170	6,988
New York State Mtg. Agcy. Homeowner Mtg. Series 221, 3.5% 10/1/32 (c)	1,010	1,088
New York Trans. Dev. Corp. (Laguardia Arpt. Term. Redev. Proj.) Series 2016 A, 5% 7/1/41 (c)	3,560	3,966
New York Urban Dev. Corp. Rev.:
(New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/34	5,215	6,314
Gen. Oblig. (New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/32	4,470	5,457
Oneida County Local Dev. Corp. Rev. (Mohawk Valley Health Sys. Proj.) Series 2019 A:
4% 12/1/33 (FSA Insured)	1,200	1,367
5% 12/1/31 (FSA Insured)	1,500	1,884
Onondaga Civic Dev. Corp. (Le Moyne College Proj.) Series 2018, 5% 1/1/43	830	965
Rockland County Gen. Oblig. Series 2014 A:
4% 3/1/23 (FSA Insured)	930	1,014
4% 3/1/24 (FSA Insured)	1,140	1,274
Triborough Bridge & Tunnel Auth. Revs. Series 2015 A, 5.25% 11/15/45	4,140	4,867

TOTAL NEW YORK		159,700

North Carolina - 0.8%
Charlotte Ctfs. of Prtn. (Convention Facility Projs.) Series 2019 A:
5% 6/1/44	4,000	4,950
5% 6/1/46	2,120	2,615
Charlotte Int'l. Arpt. Rev.:
Series 2017 A:
5% 7/1/30	1,265	1,566
5% 7/1/33	1,040	1,276
5% 7/1/37	2,910	3,535
Series 2017 B:
5% 7/1/20 (c)	165	168
5% 7/1/21 (c)	175	185
5% 7/1/22 (c)	125	137
5% 7/1/23 (c)	135	152
5% 7/1/24 (c)	155	180
5% 7/1/25 (c)	85	101
5% 7/1/26 (c)	85	103
5% 7/1/27 (c)	160	198
5% 7/1/28 (c)	135	166
5% 7/1/29 (c)	195	239
5% 7/1/30 (c)	210	256
5% 7/1/31 (c)	395	480
5% 7/1/32 (c)	420	509
5% 7/1/33 (c)	440	532
5% 7/1/34 (c)	460	555
5% 7/1/35 (c)	315	379
5% 7/1/36 (c)	255	306
5% 7/1/37 (c)	300	359
5% 7/1/42 (c)	975	1,153
Series 2017 C, 4% 7/1/32	1,190	1,368
Nash Health Care Sys. Health Care Facilities Rev.:
Series 2012, 5% 11/1/41	4,490	4,737
5% 11/1/30 (FSA Insured)	1,055	1,058
New Hanover County Hosp. Rev. Series 2017:
5% 10/1/27	275	329
5% 10/1/42	2,215	2,534
5% 10/1/47	1,000	1,136
North Carolina Med. Care Cmnty. Health Series 2012 A, 5% 11/15/26	1,070	1,160
North Carolina Med. Care Commission Health Care Facilities Rev. (Rex Healthcare Proj.) Series 2010 A, 5% 7/1/30	7,805	7,931

TOTAL NORTH CAROLINA		40,353

North Dakota - 0.1%
Cass County Health Care Facilities Rev. (Essentia Health Obligated Group Proj.) Series 2008, 5.125% 2/15/37 (Assured Guaranty Corp. Insured)	4,430	4,448
McLean County Solid Waste Facilities Rev. (Great River Energy Projs.) Series 2010 B, 5.15% 7/1/40	1,905	1,939

TOTAL NORTH DAKOTA		6,387

Ohio - 2.5%
Akron Bath Copley Hosp. District Rev. Series 2016, 5.25% 11/15/46	7,285	8,488
Allen County Hosp. Facilities Rev.:
(Mercy Health) Series 2017 A:
5% 8/1/25	2,475	2,936
5% 8/1/26	1,645	1,992
5% 8/1/27	2,060	2,541
5% 8/1/28	2,060	2,573
5% 8/1/29	4,130	5,129
5% 8/1/30	3,520	4,344
Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	3,030	3,287
American Muni. Pwr., Inc. Rev.:
(Prairie State Energy Campus Proj.) Series 2015, 5% 2/15/28	11,675	13,291
Series 2012 B:
5% 2/15/42	1,615	1,720
5% 2/15/42 (Pre-Refunded to 2/15/22 @ 100)	460	497
Columbus City School District 5% 12/1/29	1,740	2,110
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 5.25% 6/15/43	3,470	3,636
Franklin County Convention Facilities Authorities (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/46	4,700	5,717
5% 12/1/51	6,900	8,338
Franklin County Hosp. Facilities Rev. (Ohiohealth Corp. Proj.) Series 2015, 5% 5/15/40	5,525	6,306
Hamilton County Convention Facilities Auth. Rev. Series 2014:
5% 12/1/25	2,975	3,378
5% 12/1/26	555	629
Lake County Hosp. Facilities Rev.:
Series 2015:
5% 8/15/29	1,160	1,338
5% 8/15/30	1,245	1,428
5.75% 8/15/38	135	135
6% 8/15/43	660	662
Lancaster Port Auth. Gas Rev. Bonds Series 2019, 5%, tender 2/1/25 (a)	9,350	10,824
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013:
5% 2/15/33	3,685	3,980
5% 2/15/44	4,415	4,735
5% 2/15/48	11,260	12,019
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	670	751
Ohio Tpk. Commission Tpk. Rev. (Infrastructure Proj.) Series 2005 A, 0% 2/15/42	2,150	1,119
Scioto County Hosp. Facilities Rev.:
Series 2016:
5% 2/15/29	1,815	2,128
5% 2/15/34	370	426
Series 2019, 5% 2/15/29	4,500	5,104
Univ. of Akron Gen. Receipts Series 2016 A, 5% 1/1/35	3,725	4,396
Wood County Hosp. Facilities Rev. (Wood County Hosp. Assoc. Proj.) Series 2012:
5% 12/1/32	620	655
5% 12/1/42	825	863

TOTAL OHIO		127,475

Oklahoma - 0.2%
Canadian Cny Edl. Facilities Auth. (Mustang Pub. Schools Proj.) Series 2017:
5% 9/1/26	2,305	2,805
5% 9/1/28	1,210	1,457
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/28	1,050	1,242
5% 10/1/29	1,160	1,370
5% 10/1/36	830	972
5% 10/1/39	1,655	1,934
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (OU Medicine Proj.) Series 2018 B:
5% 8/15/22	415	449
5% 8/15/23	215	239
Oklahoma Pwr. Auth. Pwr. Supply Sys. Rev. Series 2014 A, 5% 1/1/38	1,070	1,236

TOTAL OKLAHOMA		11,704

Oregon - 0.2%
Clackamas County Hosp. Facility Auth. (Willamette View Proj.) Series 2017 B, 3% 11/15/22	660	660
Oregon Facilities Auth. Rev. (Legacy Health Sys. Proj.) Series 2009 A, 5% 3/15/30	830	835
Oregon State Dept. of Administrative Svcs. Lottery Rev. Series 2011 A, 5.25% 4/1/31	645	677
Oregon State Hsg. & Cmnty. Svcs. Dept. Series 2019 A, 4% 7/1/50	7,870	8,687

TOTAL OREGON		10,859

Pennsylvania - 7.6%
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/27	830	1,030
5% 7/15/29	1,290	1,611
5% 7/15/32	830	1,021
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.):
Series 2011, 7% 11/15/46 (Pre-Refunded to 11/15/21 @ 100)	2,565	2,838
Series 2018 A, 5% 11/15/23	1,075	1,215
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/21	290	305
5% 6/1/23	415	467
5% 6/1/28	885	1,061
5% 6/1/29	970	1,157
Delaware County Auth. Rev. (Cabrini College) Series 2017, 5% 7/1/47	3,310	3,675
Doylestown Hosp. Auth. Hosp. Rev. Series 2016 A, 5% 7/1/46	1,205	1,347
Dubois Hosp. Auth. Hosp. Rev. (Penn Highlands Healthcare Proj.) Series 2018:
4% 7/15/33	2,070	2,275
4% 7/15/35	2,135	2,335
4% 7/15/37	4,140	4,484
5% 7/15/25	330	389
5% 7/15/26	1,035	1,244
5% 7/15/27	1,745	2,130
5% 7/15/28	1,285	1,576
5% 7/15/29	1,385	1,693
5% 7/15/30	1,815	2,205
5% 7/15/31	1,240	1,499
5% 7/15/32	1,305	1,571
5% 7/15/34	1,405	1,683
5% 7/15/36	4,150	4,945
5% 7/15/38	4,990	5,865
5% 7/15/43	5,795	6,751
Lehigh County Gen. Purp. Auth. Rev. (Muhlenberg College Proj.) Series 2017, 5% 2/1/39	2,140	2,517
Lehigh County Gen. Purp. Hosp. Rev. Series 2019 A, 5% 7/1/44	18,585	22,188
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	4,145	4,173
Monroe County Hosp. Auth. Rev. Series 2016:
5% 7/1/26	830	988
5% 7/1/27	830	992
5% 7/1/28	830	988
5% 7/1/34	3,045	3,563
5% 7/1/36	1,655	1,928
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.):
Series 1993 A, 6% 6/1/22 (AMBAC Insured)	1,655	1,806
Series 2012 A, 5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	3,000	3,274
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
5% 10/1/21	1,095	1,148
5% 10/1/22	1,140	1,226
5% 10/1/23	325	358
5% 10/1/24	965	1,085
5% 10/1/25	865	972
5% 10/1/27	415	464
Series 2016 A:
5% 10/1/28	1,255	1,442
5% 10/1/29	2,150	2,459
5% 10/1/31	3,790	4,298
5% 10/1/36	6,790	7,616
5% 10/1/40	4,700	5,208
Northampton County Gen. Purp. Auth. Hosp. Rev.:
(St Lukes Hosp. & Health Ntw Proj.) Series 2016 A, 5% 8/15/36	615	716
(St. Luke's Univ. Health Network Proj.) Series 2018 A, 4% 8/15/48	10,545	11,229
Series 2016 A, 5% 8/15/46	24,835	28,727
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.):
Series 2016, 5% 5/1/35	2,880	3,343
Series 2017:
5% 5/1/35	1,025	1,224
5% 5/1/37	1,295	1,538
5% 5/1/41	5,860	6,888
Series 2016:
5% 5/1/28	415	493
5% 5/1/32	1,040	1,217
5% 5/1/33	1,405	1,640
Series 2018 A, 5% 2/15/48	1,575	1,905
Philadelphia Arpt. Rev.:
Series 2017 A:
5% 7/1/25	830	992
5% 7/1/26	830	1,015
5% 7/1/27	660	823
Series 2017 B:
5% 7/1/22 (c)	1,820	1,985
5% 7/1/22	240	263
5% 7/1/23 (c)	1,240	1,393
5% 7/1/23	415	469
5% 7/1/25 (c)	2,900	3,431
5% 7/1/26 (c)	2,485	2,999
5% 7/1/27 (c)	2,070	2,543
5% 7/1/28 (c)	2,485	3,033
5% 7/1/29 (c)	1,865	2,262
5% 7/1/32 (c)	2,485	2,977
5% 7/1/33 (c)	1,865	2,229
5% 7/1/34 (c)	3,310	3,947
5% 7/1/37 (c)	3,725	4,407
5% 7/1/42 (c)	11,175	13,071
5% 7/1/47 (c)	15,730	18,270
Philadelphia Auth. for Indl. Dev. Series 2017, 5% 11/1/47	5,425	6,049
Philadelphia Gas Works Rev. Series 9, 5.25% 8/1/40	2,305	2,355
Philadelphia School District:
Series 2016 D:
5% 9/1/25	7,275	8,607
5% 9/1/26	7,600	9,162
5% 9/1/27	8,020	9,603
5% 9/1/28	6,705	7,996
Series 2016 F:
5% 9/1/28	11,600	13,834
5% 9/1/29	7,540	8,955
Series 2018 A:
5% 9/1/36	1,575	1,897
5% 9/1/37	910	1,092
5% 9/1/38	1,450	1,735
Series 2018 B, 5% 9/1/43	2,115	2,502
Series 2019 A:
4% 9/1/35	5,215	5,853
5% 9/1/33	2,480	3,098
5% 9/1/34	7,225	8,882
Series 2019 C, 5% 9/1/33	2,540	3,133
Series F:
5% 9/1/30	5,625	6,652
5% 9/1/30 (Pre-Refunded to 9/1/26 @ 100)	20	25
Philadelphia Wtr. & Wastewtr. Rev. Series 2018 A:
5% 10/1/35	4,190	5,187
5% 10/1/36	6,210	7,667
5% 10/1/48	6,000	7,226
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.:
Series 2019 A, 5% 9/1/39 (FSA Insured)	2,315	2,859
Series 2019 A, 5% 9/1/44 (FSA Insured)	775	943
State Pub. School Bldg. Auth. Lease Rev. (Philadelphia School District Proj.) Series 2015 A, 5% 6/1/26	1,055	1,234
Union County Hosp. Auth. Rev. Series 2018 B:
5% 8/1/43	4,605	5,289
5% 8/1/48	5,335	6,094

TOTAL PENNSYLVANIA		388,023

Rhode Island - 0.4%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	655	747
5% 9/1/36	5,810	6,558
Series 2016, 5% 5/15/39	5,215	5,959
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	1,675	1,841
Rhode Island Student Ln. Auth. Student Ln. Rev. Series A, 3.5% 12/1/34 (c)	2,725	2,853

TOTAL RHODE ISLAND		17,958

South Carolina - 3.6%
Charleston County Arpt. District Series 2019, 5% 7/1/43	2,085	2,565
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/25	2,275	2,673
5% 12/1/26	1,160	1,358
5% 12/1/28	4,690	5,470
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. Series 2019 A, 4% 1/1/50	2,525	2,797
South Carolina Jobs-Econ. Dev. Auth. Series 2019 C:
5% 7/1/32	1,010	1,245
5% 7/1/33	4,200	5,164
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev.:
(Bon Secours Health Sys. Proj.) Series 2013, 5% 11/1/28 (Pre-Refunded to 11/1/22 @ 100)	2,400	2,656
Series 2013, 5% 11/1/27 (Pre-Refunded to 11/1/22 @ 100)	7,535	8,340
South Carolina Ports Auth. Ports Rev. Series 2015, 5.25% 7/1/55 (Pre-Refunded to 7/1/25 @ 100) (c)	910	1,094
South Carolina Pub. Svc. Auth. Rev.:
Series 2013 E, 5.5% 12/1/53	33,515	37,516
Series 2014 A:
5% 12/1/49	11,210	12,422
5.5% 12/1/54	12,985	14,659
Series 2014 C, 5% 12/1/46	3,895	4,367
Series 2015 A, 5% 12/1/50	5,180	5,837
Series 2015 C, 5% 12/1/22	6,985	7,718
Series 2015 E, 5.25% 12/1/55	6,195	7,114
Series 2016 A:
5% 12/1/29	2,485	2,963
5% 12/1/38	250	291
Series 2016 B:
5% 12/1/31	910	1,090
5% 12/1/41	12,515	14,622
Spartanburg County Reg'l. Health Series 2017 A:
4% 4/15/43	15,510	16,552
4% 4/15/48	10,815	11,464
5% 4/15/48	10,595	12,197

TOTAL SOUTH CAROLINA		182,174

South Dakota - 0.0%
South Dakota Health & Edl. Facilities Auth. Rev.:
(Avera Health Proj.) Series 2017, 5% 7/1/31	540	652
Series 2017:
5% 7/1/26	250	303
5% 7/1/28	250	306
5% 7/1/29	470	574

TOTAL SOUTH DAKOTA		1,835

Tennessee - 1.0%
Chattanooga Health Ed. & Hsg. Facility Board Rev.:
Series 2019 A1:
5% 8/1/31	1,000	1,229
5% 8/1/33	1,250	1,522
Series 2019 A2, 5% 8/1/35	765	924
Greeneville Health & Edl. Facilities Board Series 2018 A:
5% 7/1/23	815	909
5% 7/1/24	1,225	1,373
5% 7/1/25	1,225	1,372
Lewisburg Indl. Dev. Board Bonds (Waste Mgmt. Tennessee Proj.) Series 2012, 1.45%, tender 2/3/20 (a)(c)	2,500	2,500
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2010 B:
5.75% 7/1/23 (c)	4,820	4,926
5.75% 7/1/24 (c)	3,310	3,382
Metropolitan Nashville Arpt. Auth. Rev.:
Series 2015 B, 4% 7/1/25 (c)	1,755	1,981
Series 2019 B, 5% 7/1/54 (c)	27,400	32,829

TOTAL TENNESSEE		52,947

Texas - 8.0%
Argyle Independent School District 5.25% 8/15/40 (FSA Insured)	105	105
Arlington Spl. Tax Rev. Series 2018 C, 5% 2/15/45	2,565	2,652
Austin Arpt. Sys. Rev.:
Series 2014:
5% 11/15/26 (c)	830	970
5% 11/15/27 (c)	1,035	1,206
5% 11/15/28 (c)	1,240	1,442
5% 11/15/39 (c)	9,440	10,723
5% 11/15/44 (c)	23,065	26,074
Series 2017 B:
5% 11/15/28 (c)	830	1,004
5% 11/15/30 (c)	1,275	1,530
5% 11/15/32 (c)	1,005	1,201
5% 11/15/35 (c)	1,035	1,229
5% 11/15/37 (c)	1,165	1,376
5% 11/15/41 (c)	4,725	5,532
Austin Cmnty. College District Rev. (Convention Ctr. Proj.) Series 2002, 0% 2/1/22 (AMBAC Insured)	2,400	2,334
Central Reg'l. Mobility Auth.:
Series 2015 A:
5% 1/1/28	1,075	1,268
5% 1/1/30	1,365	1,604
5% 1/1/31	395	462
5% 1/1/32	830	969
5% 1/1/45	5,795	6,616
Series 2016:
5% 1/1/40	830	961
5% 1/1/46	565	649
Coppell Independent School District 0% 8/15/20	1,655	1,643
Corpus Christi Util. Sys. Rev. 5% 7/15/24	1,865	2,035
Cypress-Fairbanks Independent School District Series 2014 C, 5% 2/15/44	2,365	2,676
Dallas Area Rapid Transit Sales Tax Rev. Series 2016 A, 5% 12/1/33	2,150	2,556
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2012 D, 5% 11/1/42 (c)	2,295	2,429
Series 2012 H, 5% 11/1/42 (c)	3,095	3,276
Dallas Gen. Oblig. Series 2017:
5% 2/15/29	5,445	6,677
5% 2/15/30	1,350	1,651
Dallas Independent School District Series 2016 A, 4% 2/15/29	1,190	1,333
DeSoto Independent School District 0% 8/15/20	2,760	2,740
Grand Parkway Trans. Corp.:
Series 2013 B:
5% 4/1/53	1,250	1,382
5.25% 10/1/51	39,755	44,699
5.5% 4/1/53	5,330	5,960
Series 2018 A:
5% 10/1/38	2,655	3,247
5% 10/1/43	830	1,004
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. (Baylor College of Medicine Proj.) Series 2012 A, 5% 11/15/37	4,510	4,939
Harris County Cultural Ed. Facilities Fin. Corp. Rev. (Texas Childrens Hosp., Proj.) Series 2015-1 5% 10/1/29	1,115	1,319
Harris County Gen. Oblig. Series 2002:
0% 8/15/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	830	777
0% 8/15/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,485	2,281
0% 8/15/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,140	3,531
Houston Arpt. Sys. Rev.:
Series 2011 A:
5% 7/1/23 (c)	2,485	2,619
5% 7/1/24 (c)	1,035	1,091
5% 7/1/25 (c)	1,240	1,306
Series 2012 A, 5% 7/1/23 (c)	495	538
Series 2018 A, 5% 7/1/41 (c)	1,000	1,192
Series 2018 C:
5% 7/1/29 (c)	1,655	2,056
5% 7/1/30 (c)	1,765	2,175
5% 7/1/31 (c)	1,240	1,521
5% 7/1/32 (c)	1,450	1,772
Houston Gen. Oblig. Series 2017 A:
5% 3/1/29	3,150	3,864
5% 3/1/30	4,140	5,062
5% 3/1/31	3,835	4,658
5% 3/1/32	1,635	1,979
Houston Independent School District Series 2017, 5% 2/15/35	4,700	5,686
Houston Util. Sys. Rev. Series 2018 D, 5% 11/15/43	2,445	2,989
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/28	390	460
5% 10/15/30	1,570	1,833
5% 10/15/32	830	962
5% 10/15/36	545	625
5% 10/15/37	930	1,063
5% 10/15/38	1,325	1,511
5% 10/15/44	1,310	1,478
Love Field Arpt. Modernization Rev.:
Series 2015:
5% 11/1/26 (c)	830	984
5% 11/1/27 (c)	1,780	2,104
5% 11/1/28 (c)	2,755	3,246
5% 11/1/29 (c)	1,655	1,944
5% 11/1/32 (c)	3,055	3,560
Series 2017:
5% 11/1/22 (c)	620	683
5% 11/1/23 (c)	910	1,031
5% 11/1/24 (c)	830	965
5% 11/1/25 (c)	830	987
5% 11/1/26 (c)	830	1,006
5% 11/1/27 (c)	830	1,003
5% 11/1/28 (c)	1,450	1,744
5% 11/1/29 (c)	1,035	1,239
5% 11/1/30 (c)	830	989
5% 11/1/31 (c)	1,840	2,187
5% 11/1/32 (c)	2,135	2,531
5% 11/1/33 (c)	830	982
5% 11/1/34 (c)	830	980
5% 11/1/36 (c)	830	976
Lower Colorado River Auth. Rev. Series 2015 D:
5% 5/15/28	1,820	2,141
5% 5/15/30	4,140	4,838
New Hope Cultural Ed. Facilities Finc (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/27	625	780
5% 8/15/29	1,655	2,043
5% 8/15/47	1,890	2,222
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A:
5% 4/1/27	595	700
5% 4/1/30	2,825	3,277
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A:
5% 1/1/31	830	985
5% 1/1/33	975	1,177
5% 1/1/34	1,240	1,494
5% 1/1/34	2,485	3,358
5% 1/1/35	1,820	2,188
5% 1/1/36	4,965	5,948
5% 1/1/37	6,625	7,914
5% 1/1/38	2,690	2,950
(Sub Lien Proj.) Series 2017 B:
5% 1/1/26	740	821
5% 1/1/30	350	415
5% 1/1/31	495	584
Series 2008 I, 6.2% 1/1/42 (Assured Guaranty Corp. Insured)	6,870	8,337
Series 2014 A, 5% 1/1/25	4,965	5,689
Series 2015 A, 5% 1/1/32	2,775	3,209
Series 2015 B, 5% 1/1/40	8,280	9,062
Series 2016 A, 5% 1/1/36	1,035	1,212
San Antonio Arpt. Sys. Rev.:
Series 2007 (AMT), 5.25% 7/1/20 (FSA Insured) (c)	2,660	2,660
Series 2007 (AMT-SUB LIEN), 5.25% 7/1/20 (FSA Insured) (c)	2,295	2,295
San Antonio Gen. Oblig. Series 2018, 5% 8/1/37	1,805	2,243
San Antonio Independent School District Series 2016, 5% 8/15/31	3,590	4,341
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ., TX. Proj.) Series 2017:
5% 10/1/29	375	467
5% 10/1/30	580	718
5% 10/1/31	520	641
5% 10/1/39	1,030	1,242
5% 10/1/40	830	998
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. (Scott & White Healthcare Proj.) Series 2013 A, 5% 8/15/43	3,310	3,655
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. Series 2016 A:
4% 2/15/35	4,140	4,561
5% 2/15/25	710	837
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Series 2019, 2.95% 7/1/36	4,585	4,724
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev. Series 2019 A, 4% 3/1/50	4,770	5,322
Texas Gen. Oblig. Series 2017 B, 5% 10/1/36	3,190	3,911
Texas Private Activity Bond Surface Trans. Corp. Series 2013, 6.75% 6/30/43 (c)	12,420	14,368
Texas State Univ. Sys. Fing. Rev. Series 2017 A:
5% 3/15/29	3,530	4,328
5% 3/15/31	2,690	3,270
Travis County Gen. Oblig. Series 2019 A, 5% 3/1/38	1,850	2,313
Univ. of Houston Univ. Revs. Series 2017 A:
5% 2/15/32	5,115	6,085
5% 2/15/33	3,310	3,926
5% 2/15/34	4,140	4,902
5% 2/15/35	4,140	4,893
5% 2/15/36	2,485	2,931
Univ. of North Texas Univ. Rev.:
Series 2017 A, 5% 4/15/32	1,740	2,112
Series 2018 A, 5% 4/15/44	830	997
Univ. of Texas Permanent Univ. Fund Rev. Series 2016 B, 5% 7/1/29	1,685	2,051
Weatherford Independent School District 0% 2/15/33	5,785	4,294

TOTAL TEXAS		408,072

Utah - 1.9%
Salt Lake City Arpt. Rev.:
Series 2017 A:
5% 7/1/22 (c)	1,655	1,802
5% 7/1/24 (c)	1,450	1,670
5% 7/1/25 (c)	1,655	1,952
5% 7/1/27 (c)	3,500	4,286
5% 7/1/29 (c)	3,090	3,745
5% 7/1/30 (c)	2,275	2,744
5% 7/1/31 (c)	4,345	5,223
5% 7/1/32 (c)	4,760	5,706
5% 7/1/33 (c)	3,310	3,958
5% 7/1/34 (c)	7,830	9,344
5% 7/1/35 (c)	3,310	3,940
5% 7/1/36 (c)	4,470	5,308
5% 7/1/37 (c)	3,520	4,168
5% 7/1/42 (c)	20,290	23,747
Series 2018 A:
5% 7/1/31 (c)	2,000	2,445
5% 7/1/32 (c)	4,310	5,252
5% 7/1/33 (c)	1,420	1,726
5.25% 7/1/48 (c)	5,655	6,785
Utah Associated Muni. Pwr. Sys. Rev. (Payson Pwr. Proj.) 5% 9/1/22	2,635	2,892

TOTAL UTAH		96,693

Vermont - 0.2%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev. (Champlain College Proj.) Series 2016 A:
5% 10/15/41	3,810	4,294
5% 10/15/46	4,720	5,278
Vermont Student Assistant Corp. Ed. Ln. Rev. Series 2019 A, 5% 6/15/28 (c)	1,430	1,744

TOTAL VERMONT		11,316

Virginia - 0.6%
Fredericksburg Econ. Dev. Auth. Rev. Series 2014:
5% 6/15/25	3,860	4,450
5% 6/15/30	1,035	1,179
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev.:
(Mary Washington Hosp. Proj.) Series 2016, 3% 6/15/29	525	555
Series 2016:
4% 6/15/37	595	637
5% 6/15/27	1,240	1,493
5% 6/15/30	540	642
5% 6/15/33	350	412
5% 6/15/34	665	780
5% 6/15/35	1,820	2,131
Virginia College Bldg. Auth. Edl. Facilities Rev. Series 2015 A:
5% 1/1/35	830	958
5% 1/1/40	1,865	2,140
Virginia Commonwealth Trans. Board Rev. (Virginia Gen. Oblig. Proj.) Series 2017 A, 5% 5/15/32	725	903
Virginia Small Bus. Fing. Auth. (95 Express Lane LLC Proj.) Series 2012:
5% 7/1/34 (c)	4,965	5,284
5% 1/1/40 (c)	995	1,056
Winchester Econ. Dev. Auth. Series 2015:
5% 1/1/31	2,070	2,441
5% 1/1/34	1,240	1,449
5% 1/1/35	1,240	1,445
5% 1/1/44	830	942

TOTAL VIRGINIA		28,897

Washington - 1.5%
Port of Seattle Rev. Series 2016 B:
5% 10/1/28 (c)	2,900	3,453
5% 10/1/30 (c)	1,655	1,955
Port of Seattle Spl. Facility Rev. Series 2013:
5% 6/1/21 (c)	1,110	1,169
5% 6/1/22 (c)	830	902
5% 6/1/24 (c)	1,290	1,444
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. Series 2013 B:
5% 12/1/25	4,635	5,185
5% 12/1/27	3,415	3,813
Washington Gen. Oblig.:
Series 2015 C:
5% 2/1/33	2,790	3,241
5% 2/1/34	3,450	4,003
Series R-2017 A, 5% 8/1/30	1,685	2,045
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	675	800
5% 7/1/27	1,285	1,592
5% 7/1/28	1,570	1,956
5% 7/1/29	615	762
5% 7/1/30	735	905
5% 7/1/31	870	1,065
5% 7/1/32	1,655	2,018
5% 7/1/33	2,345	2,848
5% 7/1/34	540	653
5% 7/1/42	4,685	5,506
(Providence Health Systems Proj.) Series 2012 A, 5% 10/1/25	4,245	4,668
Series 2015:
5% 1/1/25	1,655	1,937
5% 1/1/27	1,910	2,236
Series 2019 A1, 5% 8/1/38	1,000	1,194
Series 2019 A2, 5% 8/1/33	2,000	2,435
Washington Higher Ed. Facilities Auth. Rev. (Whitworth Univ. Proj.):
Series 2016 A:
5% 10/1/27	1,770	2,098
5% 10/1/28	1,825	2,153
5% 10/1/35	1,880	2,165
5% 10/1/36	2,845	3,268
5% 10/1/40	2,795	3,180
Series 2019, 4% 10/1/49	3,515	3,725
Washington Hsg. Fin. Commission Nonprofit Hsg. Rev. (Judson Park Proj.) Series 2018:
4% 7/1/28 (e)	100	106
5% 7/1/33 (e)	125	137
5% 7/1/38 (e)	100	109
5% 7/1/48 (e)	400	431

TOTAL WASHINGTON		75,157

West Virginia - 0.3%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds (Appalachian Pwr. Co. Amos Proj.) Series 2011 A, 1.7%, tender 9/1/20 (a)(c)	2,575	2,577
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A:
5% 1/1/31	1,355	1,660
5% 1/1/32	1,120	1,366
West Virginia Univ. Revs. (West Virginia Univ. Projs.) Series 2014 A, 5% 10/1/44	6,290	7,103

TOTAL WEST VIRGINIA		12,706

Wisconsin - 1.7%
Milwaukee County Arpt. Rev. Series 2019 B:
5% 12/1/22 (c)	3,380	3,741
5% 12/1/23 (c)	2,960	3,374
Pub. Fin. Auth. Hosp. Rev. Series 2019 A, 5% 10/1/44	5,850	6,992
Pub. Fin. Auth. Rev. (Ultimate Med. Academy Proj.) Series 2019 A:
5% 10/1/34 (e)	2,100	2,366
5% 10/1/39 (e)	1,260	1,407
Pub. Fin. Auth. Sr Liv Rev. (Mary's Woods At Marylhurst, Inc. Proj.) Series 2017 A:
5% 5/15/21 (e)	250	259
5% 5/15/25 (e)	920	1,036
5% 5/15/28 (e)	1,095	1,239
5.25% 5/15/37 (e)	335	375
5.25% 5/15/42 (e)	415	460
5.25% 5/15/47 (e)	410	453
5.25% 5/15/52 (e)	775	855
Pub. Fin. Auth. Solid Waste Bonds (Waste Mgmt., Inc. Proj.) Series 2017 A-2, 1.45%, tender 2/3/20 (a)(c)	3,100	3,100
Pub. Fin. Auth. Wis Edl. Facilities Series 2016:
5% 1/1/37	5,325	5,895
5% 1/1/42	4,275	4,684
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (e)	735	813
5% 10/1/48 (e)	880	971
5% 10/1/53 (e)	2,330	2,565
Wisconsin Health & Edl. Facilities:
(Ascension Health Cr. Group Proj.) Series 2016 A, 5% 11/15/36	4,140	4,887
Series 2010:
5.75% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	970	992
5.75% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	1,645	1,682
Series 2014:
4% 5/1/33	2,920	3,063
5% 5/1/22	660	708
Series 2016 A:
5% 2/15/28	1,965	2,323
5% 2/15/29	2,550	3,000
5% 2/15/30	2,805	3,283
Series 2016:
4% 2/15/38 (Pre-Refunded to 8/15/25 @ 100)	1,000	1,142
5% 2/15/29 (Pre-Refunded to 8/15/25 @ 100)	360	431
Series 2017 A:
5% 9/1/31	830	966
5% 9/1/33	1,425	1,643
5% 9/1/35	1,575	1,800
Series 2019 A:
2.25% 11/1/26	1,270	1,279
5% 11/1/46	540	583
5% 11/1/54	4,990	5,358
Series 2019 B1, 2.825% 11/1/28	1,435	1,447
Series 2019 B2, 2.55% 11/1/27	920	928
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.):
Series 2010, 5.5% 7/1/40 (Pre-Refunded to 7/1/20 @ 100)	2,380	2,431
Series 2013 B:
5% 7/1/27 (Pre-Refunded to 7/1/23 @ 100)	1,000	1,129
5% 7/1/36 (Pre-Refunded to 7/1/23 @ 100)	4,905	5,539
Series 2012:
4% 10/1/23	2,070	2,219
5% 6/1/27	1,840	1,972

TOTAL WISCONSIN		89,390

TOTAL MUNICIPAL BONDS
(Cost $4,809,407)		5,128,660
	Shares	Value (000s)

Money Market Funds - 0.6%
Fidelity Municipal Cash Central Fund 1.65% (g)(h)
(Cost $28,752)	28,749,495	28,752
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $4,838,159)		5,157,412
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(39,493)
NET ASSETS - 100%		$5,117,919

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $50,153,000 or 1.0% of net assets.

 (f) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Municipal Cash Central Fund	$934
Total	$934

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Municipal Securities	$5,128,660	$--	$5,128,660	$--
Money Market Funds	28,752	28,752	--	--
Total Investments in Securities:	$5,157,412	$28,752	$5,128,660	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Transportation	26.3%
Health Care	24.8%
General Obligations	24.0%
Education	7.6%
Electric Utilities	5.6%
Others* (Individually Less Than 5%)	11.7%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $4,809,407)	$5,128,660
Fidelity Central Funds (cost $28,752)	28,752
Total Investment in Securities (cost $4,838,159)		$5,157,412
Cash		110
Receivable for fund shares sold		2,440
Interest receivable		60,121
Distributions receivable from Fidelity Central Funds		45
Prepaid expenses		7
Total assets		5,220,135
Liabilities
Payable for investments purchased on a delayed delivery basis	$93,499
Payable for fund shares redeemed	2,255
Distributions payable	4,306
Accrued management fee	1,497
Distribution and service plan fees payable	124
Other affiliated payables	460
Other payables and accrued expenses	75
Total liabilities		102,216
Net Assets		$5,117,919
Net Assets consist of:
Paid in capital		$4,795,178
Total accumulated earnings (loss)		322,741
Net Assets		$5,117,919
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($241,292 ÷ 18,023 shares)(a)		$13.39
Maximum offering price per share (100/96.00 of $13.39)		$13.95
Class M:
Net Asset Value and redemption price per share ($119,889 ÷ 8,948 shares)(a)		$13.40
Maximum offering price per share (100/96.00 of $13.40)		$13.96
Class C:
Net Asset Value and offering price per share ($58,276 ÷ 4,353 shares)(a)		$13.39
Fidelity Municipal Income Fund:
Net Asset Value, offering price and redemption price per share ($3,954,802 ÷ 295,213 shares)		$13.40
Class I:
Net Asset Value, offering price and redemption price per share ($647,105 ÷ 48,335 shares)		$13.39
Class Z:
Net Asset Value, offering price and redemption price per share ($96,555 ÷ 7,210 shares)		$13.39

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2019
Investment Income
Interest		$162,687
Income from Fidelity Central Funds		934
Total income		163,621
Expenses
Management fee	$17,622
Transfer agent fees	4,763
Distribution and service plan fees	1,523
Accounting fees and expenses	658
Custodian fees and expenses	35
Independent trustees' fees and expenses	20
Registration fees	156
Audit	91
Legal	7
Miscellaneous	35
Total expenses before reductions	24,910
Expense reductions	(51)
Total expenses after reductions		24,859
Net investment income (loss)		138,762
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	24,618
Total net realized gain (loss)		24,618
Change in net unrealized appreciation (depreciation) on investment securities		235,069
Net gain (loss)		259,687
Net increase (decrease) in net assets resulting from operations		$398,449

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$138,762	$173,093
Net realized gain (loss)	24,618	3,018
Change in net unrealized appreciation (depreciation)	235,069	(147,650)
Net increase (decrease) in net assets resulting from operations	398,449	28,461
Distributions to shareholders	(157,342)	(209,319)
Share transactions - net increase (decrease)	82,869	(642,419)
Total increase (decrease) in net assets	323,976	(823,277)
Net Assets
Beginning of period	4,793,943	5,617,220
End of period	$5,117,919	$4,793,943

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Municipal Income Fund Class A

Years ended December 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.75	$12.73
Income from Investment Operations
Net investment income (loss)B	.330	.283
Net realized and unrealized gain (loss)	.689	.029C
Total from investment operations	1.019	.312
Distributions from net investment income	(.328)	(.284)
Distributions from net realized gain	(.051)	(.008)
Total distributions	(.379)	(.292)
Net asset value, end of period	$13.39	$12.75
Total ReturnD,E,F	8.06%	2.48%
Ratios to Average Net AssetsG,H
Expenses before reductions	.79%	.78%I
Expenses net of fee waivers, if any	.79%	.78%I
Expenses net of all reductions	.79%	.78%I
Net investment income (loss)	2.49%	2.68%I
Supplemental Data
Net assets, end of period (in millions)	$241	$201
Portfolio turnover rateJ	16%	14%K,L

 A For the period March 1, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K The portfolio turnover rate does not include the assets acquired in the merger.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Municipal Income Fund Class M

Years ended December 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.76	$12.73
Income from Investment Operations
Net investment income (loss)B	.333	.285
Net realized and unrealized gain (loss)	.689	.039C
Total from investment operations	1.022	.324
Distributions from net investment income	(.331)	(.286)
Distributions from net realized gain	(.051)	(.008)
Total distributions	(.382)	(.294)
Net asset value, end of period	$13.40	$12.76
Total ReturnD,E,F	8.08%	2.58%
Ratios to Average Net AssetsG,H
Expenses before reductions	.77%	.77%I
Expenses net of fee waivers, if any	.77%	.77%I
Expenses net of all reductions	.77%	.76%I
Net investment income (loss)	2.51%	2.70%I
Supplemental Data
Net assets, end of period (in millions)	$120	$119
Portfolio turnover rateJ	16%	14%K,L

 A For the period March 1, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K The portfolio turnover rate does not include the assets acquired in the merger.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Municipal Income Fund Class C

Years ended December 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.75	$12.73
Income from Investment Operations
Net investment income (loss)B	.231	.204
Net realized and unrealized gain (loss)	.689	.032C
Total from investment operations	.920	.236
Distributions from net investment income	(.229)	(.208)
Distributions from net realized gain	(.051)	(.008)
Total distributions	(.280)	(.216)
Net asset value, end of period	$13.39	$12.75
Total ReturnD,E,F	7.26%	1.87%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.53%	1.52%I
Expenses net of fee waivers, if any	1.53%	1.52%I
Expenses net of all reductions	1.53%	1.52%I
Net investment income (loss)	1.75%	1.94%I
Supplemental Data
Net assets, end of period (in millions)	$58	$82
Portfolio turnover rateJ	16%	14%K,L

 A For the period March 1, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K The portfolio turnover rate does not include the assets acquired in the merger.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Municipal Income Fund

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.75	$13.12	$12.86	$13.44	$13.53
Income from Investment Operations
Net investment income (loss)A	.374	.382	.399	.437	.460
Net realized and unrealized gain (loss)	.699	(.286)	.444	(.428)	(.021)
Total from investment operations	1.073	.096	.843	.009	.439
Distributions from net investment income	(.372)	(.381)	(.398)	(.437)	(.462)
Distributions from net realized gain	(.051)	(.085)	(.185)	(.152)	(.067)
Total distributions	(.423)	(.466)	(.583)	(.589)	(.529)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$13.40	$12.75	$13.12	$12.86	$13.44
Total ReturnC	8.50%	.80%	6.67%	(.01)%	3.31%
Ratios to Average Net AssetsD,E
Expenses before reductions	.45%	.46%	.46%	.46%	.48%
Expenses net of fee waivers, if any	.45%	.46%	.46%	.46%	.48%
Expenses net of all reductions	.45%	.45%	.46%	.46%	.48%
Net investment income (loss)	2.83%	3.00%	3.05%	3.22%	3.42%
Supplemental Data
Net assets, end of period (in millions)	$3,955	$3,817	$5,617	$5,477	$5,770
Portfolio turnover rateF	16%	14%G,H	37%	25%	14%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G The portfolio turnover rate does not include the assets acquired in the merger.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Municipal Income Fund Class I

Years ended December 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.75	$12.73
Income from Investment Operations
Net investment income (loss)B	.363	.309
Net realized and unrealized gain (loss)	.689	.029C
Total from investment operations	1.052	.338
Distributions from net investment income	(.361)	(.310)
Distributions from net realized gain	(.051)	(.008)
Total distributions	(.412)	(.318)
Net asset value, end of period	$13.39	$12.75
Total ReturnD,E	8.33%	2.69%
Ratios to Average Net AssetsF,G
Expenses before reductions	.53%	.53%H
Expenses net of fee waivers, if any	.53%	.53%H
Expenses net of all reductions	.53%	.53%H
Net investment income (loss)	2.75%	2.93%H
Supplemental Data
Net assets, end of period (in millions)	$647	$555
Portfolio turnover rateI	16%	14%J,K

 A For the period March 1, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Municipal Income Fund Class Z

Years ended December 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.75	$12.64
Income from Investment Operations
Net investment income (loss)B	.378	.101
Net realized and unrealized gain (loss)	.689	.112C
Total from investment operations	1.067	.213
Distributions from net investment income	(.376)	(.095)
Distributions from net realized gain	(.051)	(.008)
Total distributions	(.427)	(.103)
Net asset value, end of period	$13.39	$12.75
Total ReturnD,E	8.45%	1.69%
Ratios to Average Net AssetsF,G
Expenses before reductions	.42%	.42%H
Expenses net of fee waivers, if any	.42%	.42%H
Expenses net of all reductions	.42%	.42%H
Net investment income (loss)	2.86%	3.08%H
Supplemental Data
Net assets, end of period (in millions)	$97	$21
Portfolio turnover rateI	16%	14%J,K

 A For the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Municipal Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, market discount and losses deferred due to wash sales and excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$321,322
Gross unrealized depreciation	(1,558)
Net unrealized appreciation (depreciation)	$319,764
Tax Cost	$4,837,648

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$3,131
Net unrealized appreciation (depreciation) on securities and other investments	$319,764

The tax character of distributions paid was as follows:

	December 31, 2019	December 31, 2018
Tax-exempt Income	$137,967	$172,933
Ordinary Income	7,598	–
Long-term Capital Gains	11,777	36,386
Total	$157,342	$ 209,319

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,009,941 and $774,198, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$564	$27
Class M	-%	.25%	300	3
Class C	.75%	.25%	659	45
			$1,523	$75

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$27
Class M	6
Class C(a)	4
$37

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$370.16
Class M	174.14
Class C	104.16
Fidelity Municipal Income Fund	3,096.08
Class I	994.16
Class Z	25.05
	$4,763

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Municipal Income Fund	.01

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 83,345 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $1,042,642. The Fund had a net realized gain of $939 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $10.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $24 and a portion of class-level operating expenses as follows:

Amount
Class A	$1
Class M	–(a)
Class C	–(a)
Fidelity Municipal Income Fund	14
Class I	2
Class Z	–(a)
$17

 (a) Amount represents less than five hundred dollars.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2019	Year ended December 31, 2018(a)
Distributions to shareholders
Class A	$6,500	$4,817
Class M	3,457	2,830
Class C	1,372	1,494
Fidelity Municipal Income Fund	124,974	184,722
Class I	19,270	15,359
Class Z	1,769	97
Total	$157,342	$209,319

 (a) Distributions for Class A, Class M, Class C and Class I are for the period March 1, 2018 (commencement of sale of shares) to December 31, 2018. Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2019	Year ended December 31, 2018(a)	Year ended December 31, 2019	Year ended December 31, 2018(a)
Class A
Shares sold	5,135	1,670	$67,798	$21,200
Issued in exchange for the shares of Fidelity Advisor Municipal Income Fund	–	17,474	–	222,273
Reinvestment of distributions	440	338	5,841	4,287
Shares redeemed	(3,314)	(3,720)	(43,849)	(47,170)
Net increase (decrease)	2,261	15,762	$29,790	$200,590
Class M
Shares sold	513	170	$6,785	$2,172
Issued in exchange for the shares of Fidelity Advisor Municipal Income Fund	–	10,358	–	131,854
Reinvestment of distributions	232	199	3,083	2,525
Shares redeemed	(1,090)	(1,434)	(14,394)	(18,218)
Net increase (decrease)	(345)	9,293	$(4,526)	$118,333
Class C
Shares sold	678	451	$8,981	$5,735
Issued in exchange for the shares of Fidelity Advisor Municipal Income Fund	–	7,653	–	97,341
Reinvestment of distributions	92	103	1,222	1,311
Shares redeemed	(2,824)	(1,800)	(36,998)	(22,805)
Net increase (decrease)	(2,054)	6,407	$(26,795)	$81,582
Fidelity Municipal Income Fund
Shares sold	21,242	59,023	$280,857	$753,689
Reinvestment of distributions	5,933	9,833	78,757	125,182
Shares redeemed	(31,288)	(197,790)(b)	(412,246)	(2,496,887)(b)
Net increase (decrease)	(4,113)	(128,934)	$(52,632)	$(1,618,016)
Class I
Shares sold	17,901	13,956	$235,426	$177,050
Issued in exchange for the shares of Fidelity Advisor Municipal Income Fund	–	50,530	–	642,743
Reinvestment of distributions	701	642	9,302	8,146
Shares redeemed	(13,794)	(21,601)	(182,528)	(273,260)
Net increase (decrease)	4,808	43,527	$62,200	$554,679
Class Z
Shares sold	6,007	1,760	$80,549	$22,053
Reinvestment of distributions	116	7	1,543	95
Shares redeemed	(543)	(137)	(7,260)	(1,735)
Net increase (decrease)	5,580	1,630	$74,832	$20,413

 (a) Share transactions Class A, Class M, Class C and Class I are for the period March 1, 2018 (commencement of sale of shares) to December 31, 2018. Share transactions for Class Z, are for the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

11. Prior Fiscal Year Merger Information.

On March 2, 2018, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor Municipal Income Fund ("Target Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). The acquisition was accomplished by an exchange of shares of each class of the Fund for corresponding shares then outstanding of the Target Fund at its net asset value on the acquisition date. In addition, the Board approved the creation of additional classes of shares that commenced sale of shares on March 1, 2018. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets of $1,094,211, including securities of $1,078,064 and unrealized appreciation of $12,741, was combined with the Fund's net assets of $5,490,715 for total net assets after the acquisition of $6,584,926.

Pro forma results of operations of the combined entity for the entire period ended December 31, 2018, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$178,321
Total net realized gain (loss)	3,763
Total change in net unrealized appreciation (depreciation)	(175,496)
Net increase (decrease) in net assets resulting from operations	$6,588

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since March 2, 2018.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 277 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Class A	.78%
Actual		$1,000.00	$1,022.00	$3.98
Hypothetical-C		$1,000.00	$1,021.27	$3.97
Class M	.76%
Actual		$1,000.00	$1,022.10	$3.87
Hypothetical-C		$1,000.00	$1,021.37	$3.87
Class C	1.51%
Actual		$1,000.00	$1,018.30	$7.68
Hypothetical-C		$1,000.00	$1,017.59	$7.68
Fidelity Municipal Income Fund	.44%
Actual		$1,000.00	$1,023.70	$2.24
Hypothetical-C		$1,000.00	$1,022.99	$2.24
Class I	.53%
Actual		$1,000.00	$1,023.30	$2.70
Hypothetical-C		$1,000.00	$1,022.53	$2.70
Class Z	.42%
Actual		$1,000.00	$1,023.10	$2.14
Hypothetical-C		$1,000.00	$1,023.09	$2.14

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Municipal Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Municipal Income Fund
Class A	02/10/20	02/07/20	$0.009
Class M	02/10/20	02/07/20	$0.009
Class C	02/10/20	02/07/20	$0.009
Fidelity Municipal Income Fund	02/10/20	02/07/20	$0.009
Class I	02/10/20	02/07/20	$0.009
Class Z	02/10/20	02/07/20	$0.009

Fidelity Municipal Income Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $15,484,455, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended December 31, 2019, 100% of the fund's income dividends was free from federal income tax, and 17.16% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Approval of Amended and Restated Advisory Contracts.  At its September 2019 meeting, the Board also unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, Fidelity Investments Money Management, Inc. (FIMM) expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FIMM upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in September 2018 and December 2018.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board further considered that FMR has contractually agreed to reimburse Class Z of the fund to the extent that total operating expenses (with certain exceptions), as a percentage of its average net assets, exceed 0.46% through April 30, 2020.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed and the fund's Amended and Restated Contracts should be approved.

HIY-ANN-0220
1.539263.122

Fidelity® Michigan Municipal Income Fund

Fidelity® Michigan Municipal Money Market Fund

Annual Report

December 31, 2019

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Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Michigan Municipal Income Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Michigan Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Fidelity® Michigan Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Michigan Municipal Income Fund	7.16%	3.38%	4.06%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Michigan Municipal Income Fund on December 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$14,881	Fidelity® Michigan Municipal Income Fund
$15,295	Bloomberg Barclays Municipal Bond Index

Fidelity® Michigan Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a healthy gain in 2019, supported by strong supply/demand dynamics for much of the year. The Bloomberg Barclays Municipal Bond Index rose 7.54%. Gross municipal bond issuance remained below the long-term historical average, partly due to the elimination of tax-exempt advance refundings under the tax law passed in December 2017, historically a significant source of supply. The cap on the federal deduction for state and local taxes made tax-exempt debt attractive, particularly in high-tax states. The muni market rose strongly from early 2019 into mid-August amid growing evidence of a global economic slowdown and heightened international trade tension that led to a series of rate cuts by the U.S. Federal Reserve. Reversing a roughly three-year cycle of rate hikes, the Fed cut policy interest rates by 25 basis points in July, followed by rate cuts of 25 basis points each in September and October. The muni market returned -0.80% in September as the technical environment became less supportive. The market rose 0.74% for the fourth quarter as a whole, held back by increased supply of new bonds and the Fed’s shift to a neutral-rate stance.

Comments from Co-Portfolio Managers Elizah McLaughlin, Cormac Cullen and Kevin Ramundo  For the year, the fund gained 7.16%, about in line, net of fees, with the 7.51% advance of the state benchmark, the Bloomberg Barclays Michigan Enhanced Municipal Bond Index. In managing the fund the past 12 months, we continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted return over time. Our duration and yield-curve positioning contributed to fund performance versus the state benchmark for the full period, with our slightly longer duration and overweightings in seven- to 10-year bonds helping as intermediate-term bonds outperformed and market rates generally declined. Our smaller-than-benchmark exposure to housing bonds also added value as this sector lagged the state benchmark. In terms of security selection, the fund's underweighting in bonds issued by Great Lakes Water Authority helped on a relative basis. Conversely, the fund's overweighting in Ascension Health and an underweighting in debt issued for the Oakland Corridor project each detracted. Differences in the way fund holdings and index components were priced also hurt the fund's performance versus the state benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On March 1, 2020, Michael Maka will assume co-management responsibilities for the fund. He will eventually succeed Kevin Ramundo, who will be retiring from Fidelity on June 30, 2020, after more than 20 years with the firm.

Fidelity® Michigan Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2019

% of fund's net assets
General Obligations	30.0
Health Care	24.2
Transportation	10.9
Water & Sewer	10.6
Education	8.3

Quality Diversification (% of fund's net assets)

As of December 31, 2019
AAA	0.2%
AA,A	93.6%
BBB	1.0%
BB and Below	0.4%
Not Rated	0.9%
Short-Term Investments and Net Other Assets	3.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Michigan Municipal Income Fund

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Municipal Bonds - 96.1%
	Principal Amount	Value
Guam - 0.7%
Guam Int'l. Arpt. Auth. Rev.:
Series 2013 C, 6.25% 10/1/34 (a)	$1,000,000	$1,148,360
Series C, 5% 10/1/21 (Escrowed to Maturity) (a)	1,860,000	1,939,850
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/23 (FSA Insured)	1,175,000	1,289,057

TOTAL GUAM		4,377,267

Michigan - 95.4%
Battle Creek School District Series 2016:
5% 5/1/36	1,500,000	1,770,180
5% 5/1/37	1,175,000	1,383,292
Bay City School District Rev. Series 2014:
5% 11/1/25	1,000,000	1,148,480
5% 11/1/26	1,000,000	1,144,860
5% 11/1/27	700,000	799,820
5% 11/1/28	250,000	285,415
Brandon School District Series 2016 A:
5% 5/1/28	2,515,000	2,972,001
5% 5/1/29	1,250,000	1,467,988
5% 5/1/30	1,250,000	1,462,913
5% 5/1/34	2,475,000	2,877,905
Chippewa Valley Schools Series 2016 A:
5% 5/1/32	1,000,000	1,184,120
5% 5/1/33	1,000,000	1,181,040
5% 5/1/34	1,075,000	1,266,243
5% 5/1/35	775,000	909,284
Clarkston Cmnty. Schools Series 2016:
5% 5/1/28	1,745,000	2,038,684
5% 5/1/29	1,500,000	1,740,765
Detroit City School District Series 2005 A, 5.25% 5/1/30 (FSA Insured)	2,000,000	2,632,780
Detroit Downtown Dev. Auth. Tax:
Series 1, 5% 7/1/22 (FSA Insured)	500,000	542,540
Series A:
5% 7/1/29 (FSA Insured)	1,340,000	1,513,423
5% 7/1/31 (FSA Insured)	1,775,000	1,994,177
5% 7/1/33 (FSA Insured)	2,000,000	2,239,640
5% 7/1/34 (FSA Insured)	1,750,000	1,957,113
5% 7/1/35 (FSA Insured)	2,750,000	3,070,760
5% 7/1/37 (FSA Insured)	2,000,000	2,225,520
Detroit Gen. Oblig. Series 2018:
5% 4/1/20	750,000	754,794
5% 4/1/21	1,000,000	1,031,650
5% 4/1/22	725,000	764,266
5% 4/1/23	310,000	332,906
Detroit School District School Bldg. and Site Impt. Series 2012 A, 5% 5/1/24	5,000,000	5,426,150
Detroit Swr. Disp. Rev. Series 2006, 5% 7/1/36	10,000	10,028
Detroit/Wayne Co. Stadium Auth. Series 2012:
5% 10/1/21 (FSA Insured)	2,000,000	2,123,260
5% 10/1/22 (FSA Insured)	2,645,000	2,895,799
5% 10/1/26 (FSA Insured)	4,850,000	5,301,050
Downriver Util. Wastewtr. Auth. Swr. Sys. Rev. Series 2018:
5% 4/1/33 (FSA Insured)	735,000	882,088
5% 4/1/34 (FSA Insured)	520,000	624,005
5% 4/1/35 (FSA Insured)	500,000	598,510
Farmington Pub. School District Gen. Oblig. Series 2015:
5% 5/1/25 (FSA Insured)	2,140,000	2,547,007
5% 5/1/26 (FSA Insured)	1,385,000	1,634,328
5% 5/1/27 (FSA Insured)	1,425,000	1,675,928
Forest Hills Pub. Schools Series 2015, 5% 5/1/21	1,575,000	1,655,719
Fraser Pub. School District Series 2006 B, 5% 5/1/29	1,455,000	1,694,973
Grand Rapids Pub. Schools:
Series 2017, 5% 5/1/29 (FSA Insured)	480,000	588,898
Series 2019:
5% 11/1/39 (FSA Insured)	1,200,000	1,480,368
5% 11/1/41 (FSA Insured)	1,300,000	1,592,643
5% 11/1/42 (FSA Insured)	1,400,000	1,710,128
Grand Rapids San. Swr. Sys. Rev.:
Series 2018:
5% 1/1/31	475,000	589,442
5% 1/1/33	250,000	307,620
5% 1/1/34	550,000	674,927
5% 1/1/35	400,000	489,704
5% 1/1/38	655,000	795,196
5% 1/1/43	2,100,000	2,519,265
5% 1/1/48	1,000,000	1,190,850
Series 2012, 5% 1/1/37	1,250,000	1,376,413
Series 2014:
5% 1/1/27	1,300,000	1,493,232
5% 1/1/29	800,000	912,832
5% 1/1/30	2,000,000	2,277,720
Series 2016, 5% 1/1/37	1,250,000	1,462,825
Grand Rapids Wtr. Supply Sys.:
Series 2016:
5% 1/1/31	250,000	298,140
5% 1/1/32	320,000	380,634
5% 1/1/33	550,000	650,914
5% 1/1/34	500,000	591,735
5% 1/1/35	920,000	1,086,805
5% 1/1/36	385,000	453,834
5% 1/1/46	800,000	922,896
Series 2018:
5% 1/1/43	1,325,000	1,578,857
5% 1/1/48	2,500,000	2,969,125
Grand Traverse County Hosp. Fin. Auth.:
Series 2011 A, 5.375% 7/1/35	2,000,000	2,116,220
Series 2014 A, 5% 7/1/47	1,400,000	1,537,088
Series 2019 A:
5% 7/1/44	1,110,000	1,288,499
5% 7/1/49	2,615,000	3,028,850
Grand Valley Michigan State Univ. Rev.:
Series 2014 B:
5% 12/1/25	500,000	586,640
5% 12/1/26	1,900,000	2,224,311
5% 12/1/28	1,800,000	2,095,146
Series 2018:
5% 12/1/34	1,075,000	1,330,764
5% 12/1/35	1,225,000	1,511,956
5% 12/1/37	1,375,000	1,685,544
5% 12/1/38	875,000	1,069,723
5% 12/1/43	1,400,000	1,691,382
Great Lakes Wtr. Auth. Sew Disp. Sys.:
Series 2016 B, 5% 7/1/30	2,000,000	2,385,280
Series 2016 C, 5% 7/1/31	7,000,000	8,293,600
Series 2018 A:
5% 7/1/43	10,000,000	12,037,800
5% 7/1/48	5,000,000	5,996,700
Great Lakes Wtr. Auth. Wtr. Supply Sys. Rev. Series 2016 C, 5.25% 7/1/35	2,000,000	2,386,460
Grosse Pointe Pub. School Sys. Series 2019:
5% 5/1/38	1,000,000	1,240,490
5% 5/1/39	1,000,000	1,236,230
Hudsonville Pub. Schools:
Series 2013:
4% 5/1/24	1,220,000	1,327,848
4% 5/1/25	500,000	542,220
5% 5/1/22	600,000	652,152
Series 2017:
5% 5/1/31	430,000	523,086
5% 5/1/32	1,200,000	1,455,996
5% 5/1/34	1,000,000	1,207,830
5% 5/1/35	1,000,000	1,205,060
Ingham, Eaton and Clinton Counties Lansing School District:
Series 2012, 5% 5/1/22	1,730,000	1,882,032
Series II:
4% 5/1/21	375,000	388,635
4% 5/1/22	345,000	367,422
5% 5/1/23	430,000	483,574
5% 5/1/24	355,000	410,944
Jackson County Series 2019, 4% 5/1/34 (Build America Mutual Assurance Insured)	2,310,000	2,622,774
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
4% 5/15/36	2,000,000	2,165,640
5% 5/15/28	780,000	927,092
5% 5/15/30	5,000,000	5,895,650
Kentwood Pub. Schools Series 2012:
4% 5/1/21	1,000,000	1,038,380
4% 5/1/22	1,000,000	1,063,790
L'Anse Creuse Pub. Schools Series 2012, 5% 5/1/23	1,500,000	1,572,375
Lake Orion Cmnty. School District Series 2016, 5% 5/1/23	1,915,000	2,153,590
Lansing Board of Wtr. & Lt. Util. Rev.:
Series 2011 A, 5.5% 7/1/41 (Pre-Refunded to 7/1/21 @ 100)	5,000,000	5,317,500
Series 2019 A:
5% 7/1/22	230,000	252,121
5% 7/1/23	340,000	385,013
5% 7/1/24	375,000	437,314
5% 7/1/25	375,000	449,145
5% 7/1/48	5,675,000	6,908,915
Lansing Cmnty. College:
Series 2012:
5% 5/1/23	1,135,000	1,235,016
5% 5/1/25	350,000	380,674
5% 5/1/25 (Pre-Refunded to 5/1/22 @ 100)	1,190,000	1,296,350
Series 2019, 5% 5/1/44	3,000,000	3,667,590
Lenawee Co. Hosp. Fin. Auth. Hosp. Rev. (ProMedica Heathcare Oblig. Group Proj.) Series 2011 B, 6% 11/15/35 (Pre-Refunded to 11/15/21 @ 100)	3,030,000	3,297,034
Lincoln Consolidated School District Series 2016 A:
5% 5/1/28	2,025,000	2,439,943
5% 5/1/29	1,430,000	1,717,230
5% 5/1/31	500,000	594,635
5% 5/1/32	1,000,000	1,184,590
Macomb Interceptor Drain Drainage District Series 2017 A:
5% 5/1/33	2,100,000	2,541,504
5% 5/1/34	1,750,000	2,113,703
Marquette Board Lt. & Pwr. Elec. Util. Sys. Rev. Series 2016 A:
5% 7/1/29	780,000	930,946
5% 7/1/30	900,000	1,069,731
5% 7/1/31	780,000	924,144
5% 7/1/32	1,000,000	1,180,630
5% 7/1/33	705,000	829,623
Michigan Bldg. Auth. Rev.:
(Facilities Prog.) Series 2015 1, 5% 10/15/50	7,250,000	8,397,748
Series I, 5% 4/15/38	3,000,000	3,498,030
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018:
5% 11/1/32	1,000,000	1,243,140
5% 11/1/33	2,500,000	3,100,375
5% 11/1/35	1,000,000	1,234,370
5% 11/1/36	1,250,000	1,537,513
5% 11/1/37	1,500,000	1,832,475
5% 11/1/38	1,595,000	1,943,061
(Detroit Reg'l. Convention Facility Auth. Local Proj.) Series 2014 H1, 5% 10/1/24	2,000,000	2,251,380
(Detroit Wtr. and Sewage Dept. Wtr. Supply Sys. Rev. Rfdg. Local Proj.):
Series 2014 C3, 5% 7/1/22 (FSA Insured)	2,000,000	2,187,680
Series 2014 D1, 5% 7/1/22 (FSA Insured)	2,000,000	2,187,680
(Henry Ford Health Sys. Proj.) Series 2016, 5% 11/15/24	2,940,000	3,440,594
(Holland Cmnty. Hosp. Proj.) Series 2013 A:
5% 1/1/33	1,250,000	1,357,638
5% 1/1/40	3,000,000	3,231,120
(Kalamazoo College Proj.) Series 2018, 4% 12/1/47	2,610,000	2,834,982
(Local Govt. Ln. Prog.) Series 2014 D, 5% 7/1/37 (FSA Insured)	1,000,000	1,129,160
(Mid-Michigan Health Sys. Proj.) Series 2014, 5% 6/1/39	540,000	602,278
(Trinity Health Proj.) Series 2017:
5% 12/1/30	710,000	876,793
5% 12/1/37	3,270,000	3,943,162
5% 12/1/42	2,120,000	2,527,718
(Trinity Health Proj.) Series 2015, 5% 12/1/33 (Pre-Refunded to 6/1/22 @ 100)	1,220,000	1,331,362
Bonds:
Series 2015 D2, 1 month U.S. LIBOR + 0.750% 1.969%, tender 1/2/20 (b)(c)	7,920,000	7,930,221
Series 2019 B, 3.5%, tender 11/15/22 (b)	5,000,000	5,285,050
Series 2019 MI2, 5%, tender 2/1/25 (b)	5,000,000	5,860,750
Series 2010 A:
5% 12/1/27	1,090,000	1,125,992
5% 12/1/27 (Pre-Refunded to 12/1/20 @ 100)	10,000	10,348
Series 2011, 5% 12/1/39 (Pre-Refunded to 12/1/21 @ 100)	1,500,000	1,608,840
Series 2012 A, 5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	125,000	136,410
Series 2012:
5% 11/15/24	660,000	728,257
5% 11/15/25	1,000,000	1,101,930
5% 11/15/26	800,000	880,360
5% 11/1/42	2,000,000	2,162,280
5% 11/15/42	3,120,000	3,360,271
Series 2013:
5% 10/1/25	1,255,000	1,386,875
5% 8/15/30	4,105,000	4,585,942
Series 2014 H1:
5% 10/1/22	1,000,000	1,062,850
5% 10/1/25	2,250,000	2,599,470
5% 10/1/39	4,725,000	5,374,735
Series 2014:
5% 6/1/25	1,000,000	1,150,740
5% 6/1/26	700,000	805,070
5% 6/1/27	700,000	802,207
Series 2015 C:
5% 7/1/26	570,000	673,238
5% 7/1/27	1,215,000	1,430,966
5% 7/1/28	1,500,000	1,760,730
5% 7/1/35	1,000,000	1,153,880
Series 2015 D1:
5% 7/1/34	1,250,000	1,450,650
5% 7/1/35	500,000	579,195
Series 2015 D2, 5% 7/1/34	1,000,000	1,156,000
Series 2016 A, 5% 11/1/44	6,190,000	7,063,347
Series 2016:
5% 1/1/29	1,000,000	1,181,670
5% 11/15/29	2,950,000	3,562,745
5% 1/1/30	1,000,000	1,177,800
5% 1/1/31	1,170,000	1,372,656
5% 1/1/32	1,895,000	2,214,004
5% 1/1/33	1,915,000	2,228,466
5% 1/1/34	2,135,000	2,479,226
5% 11/15/41	11,710,000	13,727,282
Series 2019 A:
4% 12/1/49	5,000,000	5,506,500
4% 2/15/50	4,000,000	4,355,160
4% 11/15/50	3,000,000	3,272,160
5% 11/15/48	2,000,000	2,410,500
Series 2019 MI1, 5% 12/1/48	2,000,000	2,397,420
Michigan Hosp. Fin. Auth. Rev.:
Bonds (Ascension Health Cr. Group Proj.) Series F5, 2.4%, tender 3/15/23 (b)	3,650,000	3,765,231
Series 2016:
5% 11/15/46	3,500,000	4,070,920
5% 11/15/47	18,000,000	20,927,328
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev.:
Series 2019 B, 3.75% 6/1/50	3,850,000	4,196,847
Series A, 4% 12/1/48	1,935,000	2,088,426
Michigan State Univ. Revs.:
Series 2019 B, 5% 2/15/48	3,000,000	3,635,880
Series 2019 C, 4% 2/15/44	1,500,000	1,686,165
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Cadillac Place Office Bldg. Proj.) Series 2011, 5.25% 10/15/26	3,585,000	3,831,684
Bonds (Consumer Energy Co. Proj.) Series 2019, 1.8%, tender 10/1/24 (a)(b)	6,000,000	6,027,480
Milan Area Schools Series 2019, 5% 5/1/21	950,000	996,617
Oakland Univ. Rev.:
Series 2012:
5% 3/1/24	1,170,000	1,260,324
5% 3/1/25	1,225,000	1,317,941
5% 3/1/26	1,290,000	1,385,576
Series 2013 A:
5% 3/1/25	995,000	1,104,181
5% 3/1/26	1,620,000	1,794,571
5% 3/1/27	815,000	901,757
5% 3/1/38	2,900,000	3,153,373
Series 2014:
5% 3/1/28	335,000	380,470
5% 3/1/29	525,000	595,156
5% 3/1/39	3,000,000	3,342,210
Series 2016:
5% 3/1/28	1,150,000	1,379,115
5% 3/1/41	3,475,000	4,034,788
Portage Pub. Schools:
Series 2016:
5% 11/1/32	2,500,000	2,979,075
5% 11/1/34	1,250,000	1,484,050
5% 11/1/35	1,300,000	1,539,187
5% 11/1/39	755,000	885,857
Series 2019, 4% 11/1/38	2,000,000	2,262,560
Rochester Cmnty. School District Series I, 5% 5/1/31	1,500,000	1,785,870
Rockford Pub. Schools Gen. Oblig. Series 2019 I:
4% 5/1/21	2,145,000	2,222,992
4% 5/1/22	1,575,000	1,676,981
5% 5/1/42	3,050,000	3,709,471
5% 5/1/44	6,100,000	7,383,440
5% 5/1/46	3,120,000	3,766,807
Roseville Cmnty. Schools:
Series 2014:
5% 5/1/24	780,000	901,134
5% 5/1/25	1,000,000	1,187,920
5% 5/1/26	1,385,000	1,639,785
Series 2015:
5% 5/1/24	570,000	658,521
5% 5/1/26	1,715,000	2,030,491
5% 5/1/27	1,795,000	2,117,131
5% 5/1/28	1,885,000	2,214,818
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/26	1,000,000	1,141,950
5% 9/1/27	1,175,000	1,338,842
5% 9/1/28	1,870,000	2,126,788
Saginaw Hosp. Fin. Auth. Hosp. Rev. (Covenant Med. Ctr., Inc.) Series 2010 H, 5% 7/1/30	5,000,000	5,082,150
Saint Clair County Gen. Oblig. Series 2012, 5% 4/1/26	1,495,000	1,616,872
South Lyon Cmnty. Schools Series 2016:
5% 5/1/23	1,575,000	1,767,938
5% 5/1/24	3,200,000	3,701,344
5% 5/1/25	2,355,000	2,797,552
Warren Consolidated School District:
Series 2016:
5% 5/1/23	810,000	905,288
5% 5/1/34	5,630,000	6,576,966
Series 2017:
4% 5/1/23 (FSA Insured)	750,000	810,098
4% 5/1/24 (FSA Insured)	750,000	826,688
4% 5/1/25 (FSA Insured)	500,000	560,120
Series 2018:
5% 5/1/30	550,000	673,750
5% 5/1/32	1,100,000	1,337,765
5% 5/1/34	1,175,000	1,421,785
5% 5/1/35	1,200,000	1,448,328
5% 5/1/36	1,000,000	1,203,610
5% 5/1/37	1,300,000	1,559,922
5% 5/1/38	800,000	956,696
Washtenaw Intermediate School District Series 2019, 5% 5/1/23	2,000,000	2,247,100
Wayne County Arpt. Auth. Rev.:
Series 2011 A:
5% 12/1/21 (a)	5,000,000	5,342,150
5% 12/1/22 (a)	5,260,000	5,609,474
Series 2012 A, 5% 12/1/23	2,300,000	2,556,864
Series 2012 B, 5% 12/1/32 (a)	1,500,000	1,636,335
Series 2014 C:
5% 12/1/29 (a)	720,000	828,115
5% 12/1/31 (a)	860,000	985,646
5% 12/1/34 (a)	1,655,000	1,889,282
Series 2015 D, 5% 12/1/40 (FSA Insured)	8,165,000	9,633,149
Series 2015 F:
5% 12/1/25 (a)	2,735,000	3,262,828
5% 12/1/27 (a)	4,810,000	5,703,554
Series 2015 G:
5% 12/1/35	5,435,000	6,428,355
5% 12/1/36	5,760,000	6,799,334
Series 2017 A:
5% 12/1/22	640,000	708,557
5% 12/1/37	545,000	655,875
5% 12/1/42	1,455,000	1,737,139
Series 2017 B, 5% 12/1/47 (a)	450,000	525,528
Series 2018 B, 5% 12/1/48 (a)	5,000,000	5,905,950
Series 2018 D:
5% 12/1/30 (a)	4,365,000	5,392,608
5% 12/1/31 (a)	2,825,000	3,474,129
5% 12/1/32 (a)	2,945,000	3,606,918
Wayne State Univ. Revs. Series 2019 A:
4% 11/15/38	500,000	563,790
4% 11/15/39	350,000	393,201
West Ottawa Pub. School District:
Series 2012 A:
5% 5/1/25	2,640,000	2,768,832
5% 5/1/26	1,225,000	1,284,278
Series 2014 1:
5% 5/1/30	725,000	824,818
5% 5/1/32	500,000	567,640
5% 5/1/34	900,000	1,021,662
5% 5/1/35	250,000	283,498
Western Michigan Univ. Rev.:
Series 2014:
5% 11/15/25	320,000	374,323
5% 11/15/26	400,000	467,492
5% 11/15/28	650,000	755,346
5% 11/15/29	750,000	865,748
5% 11/15/30	855,000	990,252
5% 11/15/31	700,000	810,614
Series 2015 A:
5% 11/15/26	1,000,000	1,176,060
5% 11/15/28	2,505,000	2,925,615
Series 2019 A, 5% 11/15/44	2,000,000	2,442,160
Woodhaven-Brownstown School District County of Wayne Series 2016:
5% 5/1/36	2,835,000	3,343,769
5% 5/1/38	5,670,000	6,653,462
Ypsilanti School District Series A:
5% 5/1/29	1,305,000	1,560,193
5% 5/1/30	1,550,000	1,848,716
5% 5/1/32	2,000,000	2,369,180
Zeeland Pub. Schools Series A:
5% 5/1/27 (FSA Insured)	1,000,000	1,173,300
5% 5/1/28 (FSA Insured)	500,000	583,595
5% 5/1/29 (FSA Insured)	1,000,000	1,164,370
5% 5/1/30 (FSA Insured)	1,000,000	1,162,010

TOTAL MICHIGAN		642,218,379

TOTAL MUNICIPAL BONDS
(Cost $614,257,172)		646,595,646

Municipal Notes - 2.8%
Michigan - 2.8%
Grand Rapids Indl. Dev. Rev. Series 2007, 1.82% 1/7/20, LOC Bank of America NA, VRDN (a)(b)	100,000	$100,000
Grand Traverse County Hosp. Fin. Auth. Series 2019 C, 1.65% 1/2/20, LOC PNC Bank NA, VRDN (b)	1,130,000	1,130,000
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2008 B3, 1.62% 1/7/20 (Liquidity Facility Wells Fargo Bank NA), VRDN (b)	1,400,000	1,400,000
Michigan Fin. Auth. Rev. Participating VRDN:
Series Floaters XF 06 86, 1.66% 1/7/20 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	6,600,000	6,600,000
Series XF 28 37, 1.76% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	3,000,000	3,000,000
Michigan Hsg. Dev. Auth. Rental Hsg. Rev. Series 2018 C, 1.71% 1/7/20 (Liquidity Facility JPMorgan Chase Bank), VRDN (a)(b)	1,200,000	1,200,000
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Air Products and Chemicals, Inc. Proj.) Series 2007 V1, 1.59% 1/2/20, VRDN (b)	2,070,000	2,070,000
Series 2008, 1.65% 1/7/20, LOC Bank of America NA, VRDN (b)	700,000	700,000
Univ. of Michigan Rev. Series 2008 A, 1.55% 1/2/20 (Liquidity Facility Wells Fargo Bank NA), VRDN (b)	2,840,000	2,840,000
TOTAL MUNICIPAL NOTES
(Cost $19,040,000)		19,040,000
TOTAL INVESTMENT IN SECURITIES - 98.9%
(Cost $633,297,172)		665,635,646
NET OTHER ASSETS (LIABILITIES) - 1.1%		7,415,342
NET ASSETS - 100%		$673,050,988

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Provides evidence of ownership in one or more underlying municipal bonds.

 (e) Coupon rates are determined by re-marketing agents based on current market conditions.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	30.0%
Health Care	24.2%
Transportation	10.9%
Water & Sewer	10.6%
Education	8.3%
Special Tax	6.9%
Others* (Individually Less Than 5%)	9.1%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $633,297,172)		$665,635,646
Cash		134,295
Receivable for fund shares sold		1,914,490
Interest receivable		6,379,304
Prepaid expenses		841
Other receivables		684
Total assets		674,065,260
Liabilities
Payable for fund shares redeemed	$274,666
Distributions payable	432,052
Accrued management fee	195,838
Other affiliated payables	63,127
Other payables and accrued expenses	48,589
Total liabilities		1,014,272
Net Assets		$673,050,988
Net Assets consist of:
Paid in capital		$640,259,411
Total accumulated earnings (loss)		32,791,577
Net Assets		$673,050,988
Net Asset Value, offering price and redemption price per share ($673,050,988 ÷ 53,962,658 shares)		$12.47

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Interest		$19,105,593
Expenses
Management fee	$2,260,231
Transfer agent fees	575,113
Accounting fees and expenses	151,272
Custodian fees and expenses	5,064
Independent trustees' fees and expenses	2,516
Registration fees	24,981
Audit	55,557
Legal	6,970
Miscellaneous	4,204
Total expenses before reductions	3,085,908
Expense reductions	(5,225)
Total expenses after reductions		3,080,683
Net investment income (loss)		16,024,910
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		3,377,769
Total net realized gain (loss)		3,377,769
Change in net unrealized appreciation (depreciation) on investment securities		24,405,510
Net gain (loss)		27,783,279
Net increase (decrease) in net assets resulting from operations		$43,808,189

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,024,910	$16,997,911
Net realized gain (loss)	3,377,769	904,940
Change in net unrealized appreciation (depreciation)	24,405,510	(13,434,751)
Net increase (decrease) in net assets resulting from operations	43,808,189	4,468,100
Distributions to shareholders	(18,160,383)	(18,803,882)
Share transactions
Proceeds from sales of shares	99,414,729	78,090,250
Reinvestment of distributions	12,552,934	13,425,197
Cost of shares redeemed	(62,248,479)	(159,878,263)
Net increase (decrease) in net assets resulting from share transactions	49,719,184	(68,362,816)
Total increase (decrease) in net assets	75,366,990	(82,698,598)
Net Assets
Beginning of period	597,683,998	680,382,596
End of period	$673,050,988	$597,683,998
Other Information
Shares
Sold	8,059,183	6,528,754
Issued in reinvestment of distributions	1,013,774	1,125,982
Redeemed	(5,050,916)	(13,403,469)
Net increase (decrease)	4,022,041	(5,748,733)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Michigan Municipal Income Fund

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.97	$12.22	$11.94	$12.38	$12.33
Income from Investment Operations
Net investment income (loss)A	.309	.319	.333	.352	.387
Net realized and unrealized gain (loss)	.541	(.216)	.324	(.364)	.050
Total from investment operations	.850	.103	.657	(.012)	.437
Distributions from net investment income	(.310)	(.318)	(.333)	(.353)	(.387)
Distributions from net realized gain	(.040)	(.035)	(.044)	(.075)	–
Total distributions	(.350)	(.353)	(.377)	(.428)	(.387)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$12.47	$11.97	$12.22	$11.94	$12.38
Total ReturnC	7.16%	.90%	5.57%	(.16)%	3.61%
Ratios to Average Net AssetsD
Expenses before reductions	.48%	.49%	.49%	.49%	.49%
Expenses net of fee waivers, if any	.48%	.48%	.48%	.49%	.49%
Expenses net of all reductions	.48%	.48%	.48%	.48%	.49%
Net investment income (loss)	2.50%	2.67%	2.74%	2.83%	3.15%
Supplemental Data
Net assets, end of period (000 omitted)	$673,051	$597,684	$680,383	$651,635	$634,206
Portfolio turnover rate	14%	22%	12%	25%	11%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification as of December 31, 2019

Days	% of fund's investments
1 - 7	86.6
8 - 30	1.6
31 - 60	1.5
61 - 90	0.9
91 - 180	3.9
> 180	5.5

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2019
Variable Rate Demand Notes (VRDNs)	34.5%
Tender Option Bond	41.4%
Other Municipal Security	12.8%
Investment Companies	11.2%
Net Other Assets (Liabilities)	0.1%

Current 7-Day Yields

12/31/19
Fidelity® Michigan Municipal Money Market Fund	1.06%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Fidelity® Michigan Municipal Money Market Fund

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Variable Rate Demand Note - 34.5%
	Principal Amount	Value
Alabama - 0.4%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 1.82% 1/7/20, VRDN (a)(b)	$1,100,000	$1,100,000
Arkansas - 0.3%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.) Series 2002, 1.61% 1/7/20, VRDN (a)(b)	700,000	700,000
Kansas - 0.5%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.):
Series 2007 A, 1.75% 1/7/20, VRDN (b)	400,000	400,000
Series 2007 B, 1.75% 1/7/20, VRDN (b)	100,000	100,000
St. Mary's Kansas Poll. Cont. Rev. (Kansas Gas and Elec. Co. Proj.) Series 1994, 1.65% 1/7/20, VRDN (b)	700,000	700,000
		1,200,000
Louisiana - 0.1%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 B1, 1.64% 1/7/20, VRDN (b)	200,000	200,000
Michigan - 32.7%
Grand Traverse County Hosp. Fin. Auth. Series 2019 C, 1.65% 1/2/20, LOC PNC Bank NA, VRDN (b)	1,645,000	1,645,000
Grand Valley Michigan State Univ. Rev. Series 2008 B, 1.62% 1/7/20, LOC TD Banknorth, NA, VRDN (b)	3,810,000	3,810,000
Michigan Fin. Auth. Rev.:
(Healthcare Equip. Ln. Prog.) Series 2015 C, 1.63% 1/7/20, LOC Fifth Third Bank, Cincinnati, VRDN (b)	1,200,000	1,200,000
(Hosp. Proj.) Series 2016 E2, 1.68% 1/7/20, VRDN (b)	1,300,000	1,300,000
Michigan State Univ. Revs. Series 2000 A, 1.71% 1/7/20 (Liquidity Facility Northern Trust Co.), VRDN (b)	10,640,000	10,640,000
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Air Products and Chemicals, Inc. Proj.) Series 2007 V1, 1.59% 1/2/20, VRDN (b)	1,400,000	1,400,000
(Consumers Energy Co. Proj.) Series 2005, 1.74% 1/7/20, LOC JPMorgan Chase Bank, VRDN (a)(b)	20,100,000	20,100,000
(Henry Ford Museum & Greenfield Village Proj.) Series 2002, 1.72% 1/2/20, LOC Comerica Bank, VRDN (b)	12,070,000	12,070,000
(The Kroger Co. Recovery Zone Facilities Bond Proj.) Series 2010, 1.65% 1/7/20, LOC Bank of Tokyo-Mitsubishi UFJ Ltd., VRDN (b)	12,600,000	12,600,000
FHLMC Livonia Econ. Dev. Corp. (Madonna Univ. Proj.) Series 2009, 1.6% 1/7/20, LOC Fed. Home Ln. Bank Chicago, VRDN (b)	18,190,000	18,190,000
		82,955,000
Nebraska - 0.3%
Stanton County Indl. Dev. Rev.:
(Nucor Corp. Proj.) Series 1996, 1.82% 1/7/20, VRDN (a)(b)	600,000	600,000
Series 1998, 1.82% 1/7/20, VRDN (a)(b)	100,000	100,000
		700,000
North Carolina - 0.1%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth. (Nucor Corp. Proj.) Series 2000 A, 1.61% 1/7/20, VRDN (a)(b)	200,000	200,000
West Virginia - 0.1%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. (Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 1.82% 1/7/20, VRDN (a)(b)	400,000	400,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $87,455,000)		87,455,000

Tender Option Bond - 41.4%
Colorado - 0.1%
Denver City & County Arpt. Rev. Bonds Series G-114, 1.86%, tender 6/1/20 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Connecticut - 0.1%
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 1.79%, tender 4/1/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
Florida - 0.3%
Jacksonville Elec. Auth. Elec. Sys. Rev. Participating VRDN Series 2019, 1.91% 2/11/20 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(d)	700,000	700,000
Massachusetts - 0.0%
Massachusetts Gen. Oblig. Bonds Series Clipper 09 69, 1.79%, tender 4/2/20 (Liquidity Facility State Street Bank & Trust Co., Boston) (b)(c)(d)(e)	100,000	100,000
Michigan - 39.8%
Clarkston Cmnty. Schools Participating VRDN Series Floaters G72, 1.64% 1/7/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	2,695,000	2,695,000
Detroit Downtown Dev. Auth. Tax Participating VRDN Series Floaters XX 11 01, 1.67% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	7,100,000	7,100,000
Eastern Michigan Univ. Revs. Participating VRDN Series Floaters 009, 1.65% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	12,500,000	12,500,000
Grand Rapids San. Swr. Sys. Rev. Participating VRDN Series Floaters XF 26 12, 1.68% 1/7/20 (Liquidity Facility Citibank NA) (b)(c)(d)	4,000,000	4,000,000
Michigan Bldg. Auth. Rev. Participating VRDN:
Series Floaters XF 26 09, 1.69% 1/7/20 (Liquidity Facility Citibank NA) (b)(c)(d)	800,000	800,000
Series Floaters XM 04 65, 1.64% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(d)	3,200,000	3,200,000
Series Floaters XM 07 43, 1.64% 1/7/20 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(d)	2,800,000	2,800,000
Series ZF 08 19, 1.69% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)	2,825,000	2,825,000
Michigan Fin. Auth. Rev. Participating VRDN:
Series 15 XF0126, 1.69% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)	5,000,000	5,000,000
Series 16 ZM0166, 1.64% 1/7/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	8,000,000	8,000,000
Series Floaters ZF 07 83, 1.74% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)	2,800,000	2,800,000
Series Floaters ZF 07 84, 1.74% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)	2,670,000	2,670,000
Series Floaters ZF 07 90, 1.74% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)	2,800,000	2,800,000
Series Floaters ZF 07 96, 1.74% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)	2,800,000	2,800,000
Series Floaters ZF 28 12, 1.64% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(d)	2,400,000	2,400,000
Series Floaters ZF 28 25, 1.69% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	2,500,000	2,500,000
Series RBC 2016 XM0132, 1.64% 1/7/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	7,065,000	7,065,000
Series XG 02 69, 1.66% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	1,000,000	1,000,000
Series XM 04 72, 1.68% 1/7/20 (Liquidity Facility Citibank NA) (b)(c)(d)	1,750,000	1,750,000
Series XM 07 48, 1.71% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(d)	2,800,000	2,800,000
Michigan Hosp. Fin. Auth. Rev. Participating VRDN Series Floaters XM 04 08, 1.64% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(d)	4,475,000	4,475,000
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Participating VRDN:
Series Floaters 008, 1.64% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	900,000	900,000
Series Floaters 027, 1.64% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	900,000	900,000
Series Floaters ZF 07 87, 1.64% 1/7/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(f)	2,000,000	2,000,000
Michigan State Univ. Revs. Participating VRDN Series Floaters ZF 07 50, 1.66% 1/7/20 (Liquidity Facility Bank of America NA) (b)(c)(d)(f)	1,915,000	1,915,000
Trenton Pub. Schools School District Participating VRDN Series Floaters CTFS G 102, 1.64% 1/7/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	3,100,000	3,100,000
Univ. of Michigan Rev. Participating VRDN:
Series 15 XF2199, 1.64% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(d)	3,089,000	3,089,000
Series 15 XF2205, 1.68% 1/7/20 (Liquidity Facility Citibank NA) (b)(c)(d)	2,700,000	2,700,000
Series Floaters ZF 05 90, 1.64% 1/7/20 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(d)	4,100,000	4,100,000
		100,684,000
Pennsylvania - 0.2%
Berks County Muni. Auth. Rev. Participating VRDN Series Floaters 001, 1.76% 2/11/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)(e)	500,000	500,000
Texas - 0.0%
Alamo Cmnty. College District Rev. Bonds Series G-111, 1.81%, tender 5/1/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
Utah - 0.9%
Salt Lake City Arpt. Rev. Participating VRDN Series DBE 8034, 1.86% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(c)(d)	2,300,000	2,300,000
Virginia - 0.0%
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Bonds Series Floaters G 40, 1.81%, tender 8/3/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
TOTAL TENDER OPTION BOND
(Cost $104,684,000)		104,684,000

Other Municipal Security - 12.8%
Florida - 0.9%
Florida Dev. Fin. Corp. Surface T Bonds (Virgin Trains U.S.A. Passenger Rail Proj.) Series 2019 B, 1.9%, tender 3/17/20 (a)(b)	2,200,000	2,200,013
Kentucky - 0.1%
Jefferson County Poll. Cont. Rev. Bonds Series 2001 A, 1.41% tender 1/17/20, CP mode	180,000	180,000
Massachusetts - 0.1%
Massachusetts Dev. Fin. Agcy. Electrical Utils. Rev. Bonds Series 05, 1.23% tender 1/15/20 (Massachusetts Elec. Co. Guaranteed), CP mode (a)	300,000	300,000
Michigan - 11.3%
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. Bonds (Spectrum Health Sys. Proj.) Series 2015 A, SIFMA Municipal Swap Index + 0.250% 1.89%, tender 7/28/20 (b)(g)	11,915,000	11,915,000
Michigan Bldg. Auth. Rev. Series 7, 1.43% 1/9/20, LOC State Street Bank & Trust Co., Boston, LOC U.S. Bank NA, Cincinnati, CP	2,700,000	2,700,000
Michigan Hosp. Fin. Auth. Rev. Bonds:
Series 2010 F4, 1.95%, tender 4/1/20 (b)	6,745,000	6,753,582
Series 2012 A, 5% 6/1/20	2,600,000	2,639,680
Spring Lake Pub. Schools Bonds Series 2014, 5% 11/1/20 (Michigan Gen. Oblig. Guaranteed)	1,745,000	1,797,279
Univ. of Michigan Rev. Bonds Series B, 1.2% tender 2/5/20, CP mode	2,600,000	2,600,000
Wayne-Westland Cmnty. Schools Bonds Series 2019, 4% 5/1/20 (Michigan Gen. Oblig. Guaranteed)	190,000	191,418
		28,596,959
New Hampshire - 0.4%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. Bonds Series A1, 1.35% tender 1/29/20, CP mode (a)	1,000,000	1,000,000
TOTAL OTHER MUNICIPAL SECURITY
(Cost $32,276,972)		32,276,972
	Shares	Value

Investment Company - 11.2%
Fidelity Municipal Cash Central Fund 1.65% (h)(i)
(Cost $28,460,419)	28,457,713	28,460,419
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $252,876,391)		252,876,391
NET OTHER ASSETS (LIABILITIES) - 0.1%		261,589
NET ASSETS - 100%		$253,137,980

Security Type Abbreviations

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Coupon rates are determined by re-marketing agents based on current market conditions.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,000,000 or 0.4% of net assets.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,915,000 or 1.5% of net assets.

 (g) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (h) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (i) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Alamo Cmnty. College District Rev. Bonds Series G-111, 1.81%, tender 5/1/20 (Liquidity Facility Royal Bank of Canada)	6/6/19	$100,000
Berks County Muni. Auth. Rev. Participating VRDN Series Floaters 001, 1.76% 2/11/20 (Liquidity Facility Barclays Bank PLC)	1/18/18	$500,000
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 1.79%, tender 4/1/20 (Liquidity Facility Royal Bank of Canada)	5/16/19	$100,000
Denver City & County Arpt. Rev. Bonds Series G-114, 1.86%, tender 6/1/20 (Liquidity Facility Royal Bank of Canada)	6/6/19	$100,000
Massachusetts Gen. Oblig. Bonds Series Clipper 09 69, 1.79%, tender 4/2/20 (Liquidity Facility State Street Bank & Trust Co., Boston)	11/6/19	$100,000
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Bonds Series Floaters G 40, 1.81%, tender 8/3/20 (Liquidity Facility Royal Bank of Canada)	8/2/18	$100,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$265,772
Total	$265,772

Amounts in the income column in the above table exclude any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $224,415,972)	$224,415,972
Fidelity Central Funds (cost $28,460,419)	28,460,419
Total Investment in Securities (cost $252,876,391)		$252,876,391
Receivable for fund shares sold		55,404
Interest receivable		540,193
Distributions receivable from Fidelity Central Funds		29,342
Prepaid expenses		372
Other receivables		47
Total assets		253,501,749
Liabilities
Payable to custodian bank	$113,064
Payable for fund shares redeemed	95,463
Distributions payable	6,488
Accrued management fee	77,414
Audit fee payable	33,556
Transfer agent fee payable	33,237
Other affiliated payables	3,303
Other payables and accrued expenses	1,244
Total liabilities		363,769
Net Assets		$253,137,980
Net Assets consist of:
Paid in capital		$253,121,124
Total accumulated earnings (loss)		16,856
Net Assets		$253,137,980
Net Asset Value, offering price and redemption price per share ($253,137,980 ÷ 252,758,095 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Interest		$4,017,457
Income from Fidelity Central Funds		265,772
Total income		4,283,229
Expenses
Management fee	$990,187
Transfer agent fees	441,524
Accounting fees and expenses	43,695
Custodian fees and expenses	2,500
Independent trustees' fees and expenses	1,141
Registration fees	21,472
Audit	38,160
Legal	4,253
Miscellaneous	1,145
Total expenses before reductions	1,544,077
Expense reductions	(4,114)
Total expenses after reductions		1,539,963
Net investment income (loss)		2,743,266
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	20,612
Fidelity Central Funds	616
Capital gain distributions from Fidelity Central Funds	240
Total net realized gain (loss)		21,468
Net increase in net assets resulting from operations		$2,764,734

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,743,266	$3,262,077
Net realized gain (loss)	21,468	15,779
Net increase in net assets resulting from operations	2,764,734	3,277,856
Distributions to shareholders	(2,745,404)	(3,581,532)
Share transactions
Proceeds from sales of shares	23,836,710	35,049,609
Reinvestment of distributions	2,642,432	3,456,334
Cost of shares redeemed	(84,012,064)	(148,370,854)
Net increase (decrease) in net assets and shares resulting from share transactions	(57,532,922)	(109,864,911)
Total increase (decrease) in net assets	(57,513,592)	(110,168,587)
Net Assets
Beginning of period	310,651,572	420,820,159
End of period	$253,137,980	$310,651,572
Other Information
Shares
Sold	23,836,710	35,049,609
Issued in reinvestment of distributions	2,642,432	3,456,334
Redeemed	(84,012,064)	(148,370,854)
Net increase (decrease)	(57,532,922)	(109,864,911)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Michigan Municipal Money Market Fund

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.010	.009	.004	.001	–A
Net realized and unrealized gain (loss)	–A	.001	–A	.001	–A
Total from investment operations	.010	.010	.004	.002	–A
Distributions from net investment income	(.010)	(.009)	(.004)	(.001)	–A
Distributions from net realized gain	–A	(.001)	–A	(.001)	–
Total distributions	(.010)	(.010)	(.004)	(.002)	–A
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.98%	1.01%	.37%	.16%	.01%
Ratios to Average Net AssetsC,D
Expenses before reductions	.55%	.55%	.53%	.52%	.53%
Expenses net of fee waivers, if any	.55%	.55%	.53%	.35%	.06%
Expenses net of all reductions	.55%	.55%	.53%	.35%	.06%
Net investment income (loss)	.98%	.90%	.35%	.06%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$253,138	$310,652	$420,820	$574,369	$993,737

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019

1. Organization.

Fidelity Michigan Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Michigan Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. The Income Fund is a non-diversified fund. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Michigan.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, market discount and losses deferred due to excise tax regulations.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Michigan Municipal Income Fund	$633,297,173	$32,416,841	$(78,368)	$32,338,473
Fidelity Michigan Municipal Money Market Fund	252,876,391	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Michigan Municipal Income Fund	$32,926	$–	$420,178	$32,338,473
Fidelity Michigan Municipal Money Market Fund	–	1,107	17,346	–

The tax character of distributions paid was as follows:

December 31, 2019
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Michigan Municipal Income Fund	$16,024,388	$1,868,996	$266,999	$18,160,383
Fidelity Michigan Municipal Money Market Fund	2,742,853	–	2,551	2,745,404

December 31, 2018
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Michigan Municipal Income Fund	$16,994,836	$–	$1,809,046	$18,803,882
Fidelity Michigan Municipal Money Market Fund	3,262,434	285,311	33,787	3,581,532

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $141,999,778 and $83,454,939, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Michigan Municipal Income Fund	.25%	.10%	.35%
Fidelity Michigan Municipal Money Market Fund	.25%	.10%	.35%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Michigan Municipal Income Fund	.09%
Fidelity Michigan Municipal Money Market Fund	.16%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Michigan Municipal Income Fund	.02
Fidelity Michigan Municipal Money Market Fund	.02

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Michigan Municipal Income Fund	$1,654

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

FMR contractually agreed to reimburse Fidelity Michigan Municipal Money Market Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

	Expense Limitations	Reimbursement
Fidelity Michigan Municipal Money Market Fund	.55%	$2,512

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Michigan Municipal Income Fund	$2,234
Fidelity Michigan Municipal Money Market Fund	43

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Michigan Municipal Income Fund	$2,991
Fidelity Michigan Municipal Money Market Fund	1,559

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Michigan Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) and Fidelity Michigan Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) (hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 277 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Fidelity Michigan Municipal Income Fund	.47%
Actual		$1,000.00	$1,020.40	$2.39
Hypothetical-C		$1,000.00	$1,022.84	$2.40
Fidelity Michigan Municipal Money Market Fund	.55%
Actual		$1,000.00	$1,004.20	$2.78
Hypothetical-C		$1,000.00	$1,022.43	$2.80

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Michigan Municipal Income Fund	02/10/20	02/07/20	$0.00800
Fidelity Michigan Municipal Money Market Fund	02/10/20	02/07/20	$0.00008

The funds hereby designate as a capital gain dividend the amount noted below for the taxable year ended December 31, 2019, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Michigan Municipal Income Fund	$719,461
Fidelity Michigan Municipal Money Market Fund	$19,898

During fiscal year ended 2019, 100% of Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund's income dividends were free from federal income tax, and 9.26% of Fidelity Michigan Municipal Income Fund and 13.78% of Fidelity Michigan Municipal Money Market Fund's income dividends were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Michigan Municipal Income Fund / Fidelity Michigan Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Approval of Amended and Restated Advisory Contracts.  At its September 2019 meeting, the Board also unanimously determined to approve amended and restated management contracts and sub-advisory agreements (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, Fidelity Investments Money Management, Inc. (FIMM) expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreements with FIMM upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance (for  Fidelity Michigan Municipal Income Fund). The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in September 2018 and December 2018.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for  Fidelity Michigan Municipal Money Market Fund). The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in April 2019.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a peer group.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Michigan Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2018.

Fidelity Michigan Municipal Money Market Fund

The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national municipal money market funds to create a single mapped group. The Board considered that Fidelity is the only firm that offers a Michigan money market fund.

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2018. The Board also noted that the management fee rate was four BP above the Total Mapped Group median and seven BP above the ASPG median.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that Fidelity Michigan Municipal Income Fund's total expense ratio ranked below the competitive median for 2018 and Fidelity Michigan Municipal Money Market Fund's total expense ratio ranked above the competitive median for 2018. The Board considered that, in general, various factors can affect total expense ratios. The Board considered that the competitive data for Fidelity Michigan Municipal Money Market Fund reflects periods for which many competitor funds waived fees or reimbursed expenses in order to maintain a minimum yield. The Board also considered that, as interest rates rise, many competitors have eliminated such waivers, but the externally sourced competitive data for 2018 had not yet caught up to the fiscal periods during which competitors have stopped waiving fees to maintain minimum yields. The Board noted that, excluding fee waivers and reimbursements, the fund's total expense ratio ranked above the median, but the difference in total expense ratio was 5 BP.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed and each fund's Amended and Restated Contracts should be approved.

MIR-ANN-0220
1.540080.122

Fidelity® Minnesota Municipal Income Fund

Annual Report

December 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Minnesota Municipal Income Fund	7.12%	3.05%	3.62%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Minnesota Municipal Income Fund on December 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$14,276	Fidelity® Minnesota Municipal Income Fund
$15,295	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a healthy gain in 2019, supported by strong supply/demand dynamics for much of the year. The Bloomberg Barclays Municipal Bond Index rose 7.54%. Gross municipal bond issuance remained below the long-term historical average, partly due to the elimination of tax-exempt advance refundings under the tax law passed in December 2017, historically a significant source of supply. The cap on the federal deduction for state and local taxes made tax-exempt debt attractive, particularly in high-tax states. The muni market rose strongly from early 2019 into mid-August amid growing evidence of a global economic slowdown and heightened international trade tension that led to a series of rate cuts by the U.S. Federal Reserve. Reversing a roughly three-year cycle of rate hikes, the Fed cut policy interest rates by 25 basis points in July, followed by rate cuts of 25 basis points each in September and October. The muni market returned -0.80% in September as the technical environment became less supportive. The market rose 0.74% for the fourth quarter as a whole, held back by increased supply of new bonds and the Fed’s shift to a neutral-rate stance.

Comments from Co-Portfolio Managers Elizah McLaughlin, Cormac Cullen and Kevin Ramundo  For the year, the fund gained 7.12%, outpacing, net of fees, the 6.92% advance of the state benchmark, the Bloomberg Barclays Minnesota Enhanced Modified 2% Tobacco Municipal Bond Index. In managing the fund the past 12 months, we continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted return over time. For the period, duration and yield-curve positioning contributed on a relative basis overall, with our slightly longer duration and overweightings in seven- to 10-year bonds helping as interest rates declined and intermediate-term bonds outperformed. Our smaller-than-benchmark exposure to housing bonds also helped as this sector lagged the state benchmark. In terms of security selection, individual picks among hospital bonds added value. Also of note, differences in the way fund holdings and index components were priced detracted from the fund's performance versus the state benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On March 1, 2020, Michael Maka will assume co-management responsibilities for the fund. He will eventually succeed Kevin Ramundo, who will be retiring from Fidelity on June 30, 2020, after more than 20 years with the firm.

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2019

% of fund's net assets
General Obligations	36.3
Health Care	22.8
Electric Utilities	11.7
Education	10.8
Transportation	7.7

Quality Diversification (% of fund's net assets)

As of December 31, 2019
AAA	11.0%
AA,A	79.8%
BBB	5.9%
Not Rated	1.6%
Short-Term Investments and Net Other Assets	1.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Municipal Bonds - 98.3%
	Principal Amount	Value
Guam - 0.5%
Guam Int'l. Arpt. Auth. Rev.:
Series 2013 C, 6.25% 10/1/34 (a)	$850,000	$976,106
Series 2019 A, 5% 10/1/23 (a)	825,000	925,172
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/21 (FSA Insured)	1,100,000	1,167,760

TOTAL GUAM		3,069,038

Minnesota - 97.8%
Anoka-Hennepin Independent School District 11 Series 2014 A:
5% 2/1/23	805,000	893,429
5% 2/1/24	1,110,000	1,267,753
5% 2/1/25	1,015,000	1,158,937
5% 2/1/26	1,220,000	1,392,471
5% 2/1/27	1,285,000	1,465,568
5% 2/1/28	1,345,000	1,532,453
5% 2/1/29	1,415,000	1,612,209
5% 2/1/34	1,800,000	2,041,074
Chaska Elec. Rev. Series 2015 A:
5% 10/1/26	1,000,000	1,196,420
5% 10/1/27	1,665,000	1,981,167
5% 10/1/29	785,000	927,391
Chaska Independent School District #112 Gen. Oblig. (Minnesota School District Cr. Enhancement Prog.) Series 2016 A:
5% 2/1/30	1,400,000	1,679,230
5% 2/1/31	3,600,000	4,292,424
Cloquet Independent School District #94 Series 2015 B:
5% 2/1/28	3,030,000	3,589,126
5% 2/1/31	1,245,000	1,464,668
Ctr. City Health Care Facilities (Hazelden Betty Ford Foundation Proj.) Series 2014:
5% 11/1/23	775,000	875,370
5% 11/1/25	250,000	288,788
5% 11/1/26	500,000	575,105
5% 11/1/27	420,000	481,467
Dawson-Boyd Independent School District Series 2019 A:
4% 2/1/33	1,140,000	1,309,849
4% 2/1/36	1,360,000	1,549,992
4% 2/1/37	1,200,000	1,363,896
Duluth Econ. Dev. Auth. Health Care Facilities Rev. Series 2018 A:
5% 2/15/43	1,500,000	1,782,360
5% 2/15/48	3,000,000	3,548,400
5% 2/15/58	3,125,000	3,659,750
Duluth Gen. Oblig. Series 2016 A:
5% 2/1/30	1,235,000	1,480,530
5% 2/1/31	1,495,000	1,786,361
5% 2/1/32	2,130,000	2,539,748
Duluth Independent School District #709 Ctfs. of Prtn. Series 2019 B:
5% 2/1/20	365,000	366,001
5% 2/1/21	300,000	311,379
5% 2/1/22	320,000	343,222
5% 2/1/23	380,000	420,288
5% 2/1/24	400,000	455,316
5% 2/1/25	375,000	438,154
5% 2/1/26	395,000	471,741
5% 2/1/27	370,000	449,739
5% 2/1/28	350,000	432,775
Elk River Independent School District #728 Series 2019 A, 3% 2/1/33	2,925,000	3,043,667
Forest Lake Series 2019 A, 4% 2/1/31	1,790,000	2,110,267
Hennepin County Gen. Oblig.:
Series 2016 A:
5% 12/1/39	5,250,000	6,327,038
5% 12/1/40	7,200,000	8,659,008
Series 2016 B, 5% 12/1/31	1,135,000	1,390,500
Series 2019 B, 5% 12/15/39	3,725,000	4,665,004
Jordan Ind. School District:
Series 2014 A:
5% 2/1/28	960,000	1,068,538
5% 2/1/29 (Pre-Refunded to 2/1/29 @ 100)	1,000,000	1,107,750
5% 2/1/30 (Pre-Refunded to 2/1/30 @ 100)	1,245,000	1,378,352
Series A, 5% 2/1/28 (Pre-Refunded to 2/1/28 @ 100)	40,000	44,310
Maple Grove Health Care Sys. Rev.:
Series 2015:
4% 9/1/35	1,250,000	1,347,475
5% 9/1/25	180,000	213,383
5% 9/1/28	695,000	814,297
5% 9/1/30	1,500,000	1,744,755
5% 9/1/31	1,300,000	1,506,791
5% 9/1/32	1,000,000	1,155,390
Series 2017:
5% 5/1/26	1,355,000	1,627,843
5% 5/1/27	1,400,000	1,714,216
5% 5/1/28	2,915,000	3,536,216
5% 5/1/29	1,000,000	1,207,730
5% 5/1/30	850,000	1,021,887
5% 5/1/31	510,000	609,970
5% 5/1/32	500,000	595,720
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev.:
(Allina Health Sys. Proj.) Series 2017 A:
5% 11/15/27	1,250,000	1,544,013
5% 11/15/28	2,730,000	3,357,299
5% 11/15/29	1,040,000	1,273,168
(Children's Health Care Proj.):
Series 1995 B, 5% 8/15/25 (FSA Insured)	3,000,000	3,066,780
Series 2010 A, 5.25% 8/15/25	1,000,000	1,024,730
(Children's Hospitals and Clinics Proj.) Series 2004 A1, 5% 8/15/34 (FSA Insured)	500,000	510,255
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2012 B:
5% 1/1/26	1,250,000	1,345,350
5% 1/1/27	1,500,000	1,612,560
Series 2014 A:
5% 1/1/26	3,015,000	3,466,949
5% 1/1/28	4,000,000	4,576,000
5% 1/1/29	2,150,000	2,453,301
5% 1/1/30	2,000,000	2,276,280
5% 1/1/31	6,020,000	6,834,024
Series 2016 A:
5% 1/1/30	4,000,000	4,901,760
5% 1/1/31	2,350,000	2,866,906
5% 1/1/32	2,900,000	3,529,561
Series 2016 C, 5% 1/1/46	4,770,000	5,639,428
Series 2016 D:
5% 1/1/23 (a)	670,000	741,496
5% 1/1/27 (a)	350,000	425,772
5% 1/1/28 (a)	430,000	520,670
5% 1/1/29 (a)	225,000	271,458
5% 1/1/30 (a)	475,000	570,931
5% 1/1/31 (a)	200,000	239,320
5% 1/1/32 (a)	200,000	238,760
5% 1/1/33 (a)	220,000	261,912
5% 1/1/34 (a)	225,000	267,379
5% 1/1/35 (a)	225,000	266,821
5% 1/1/36 (a)	220,000	260,256
5% 1/1/37 (a)	250,000	295,075
5% 1/1/41 (a)	725,000	847,525
Minneapolis Health Care Sys. Rev.:
Series 2015 A:
5% 11/15/27 (FSA Insured)	850,000	1,016,362
5% 11/15/28	1,380,000	1,644,146
5% 11/15/29	1,000,000	1,186,970
5% 11/15/30	1,000,000	1,182,440
5% 11/15/31	3,665,000	4,323,930
5% 11/15/32	2,200,000	2,589,488
Series 2018 A:
5% 11/15/35	2,500,000	3,081,075
5% 11/15/36	2,500,000	3,067,925
Minneapolis Spl. School District:
(Minnesota School District Cr. Enhancement Prog.):
Series 2019 A, 5% 2/1/32	1,125,000	1,433,970
Series 2019 B, 5% 2/1/32	1,815,000	2,313,472
(MN SD Cr. Enhancement Prog.):
Series 2017 B, 5% 2/1/29	2,590,000	3,273,501
Series 2018 A, 5% 2/1/33	1,000,000	1,244,340
Series 2018 B, 5% 2/1/33	3,190,000	3,969,445
Series 2017 A, 4% 2/1/33	1,415,000	1,632,655
Series 2017 B:
4% 2/1/33	2,595,000	2,994,163
4% 2/1/34	2,595,000	2,977,347
Minneapolis Spl. School District #1 Ctfs. of Prtn. Series 2016 C, 5% 2/1/31	1,915,000	2,343,328
Minnesota Agric. & Econ. Dev. Board Rev. (Essentia Health Obligated Group Proj.) Series 2008 C1, 5% 2/15/30 (Assured Guaranty Corp. Insured)	3,750,000	3,763,988
Minnesota Ctfs. Prtn. (Minnesota Gen. Oblig. Proj.) Series 2014, 5% 6/1/39	2,445,000	2,788,791
Minnesota Gen. Oblig.:
Series 2010 D:
5% 8/1/21 (Pre-Refunded to 8/1/20 @ 100)	15,000	15,338
5% 8/1/22 (Pre-Refunded to 8/1/20 @ 100)	70,000	71,576
5% 8/1/23 (Pre-Refunded to 8/1/20 @ 100)	145,000	148,264
Series 2011 B:
5% 10/1/24	2,500,000	2,668,350
5% 10/1/30	3,000,000	3,193,410
Series 2013 A, 5% 8/1/25	3,780,000	4,297,482
Series 2015 A, 5% 8/1/33	1,900,000	2,247,966
Series 2017 A:
5% 10/1/31	5,000,000	6,255,950
5% 10/1/33	3,335,000	4,151,208
Series 2018 B, 4% 8/1/35	5,270,000	6,065,717
Series 2019 A, 5% 8/1/35	5,000,000	6,412,050
Minnesota Higher Ed. Facilities Auth. Rev.:
(Macalester College, MN Proj.) Series 2017:
5% 3/1/28	400,000	493,432
5% 3/1/30	500,000	612,505
(Univ. of St Thomas) Series 2017 A:
5% 10/1/27	500,000	627,755
5% 10/1/28	735,000	915,553
5% 10/1/29	750,000	926,753
5% 10/1/30	655,000	804,379
Series 2016 A, 5% 5/1/46	3,610,000	3,965,368
Series 2017 A, 4% 10/1/35	800,000	895,560
Series 2017:
5% 3/1/28	2,000,000	2,477,880
5% 3/1/31	1,000,000	1,224,390
5% 10/1/31	590,000	711,422
5% 3/1/34	530,000	642,779
5% 10/1/34	440,000	526,671
5% 10/1/35	555,000	662,620
Series 2018 A:
5% 10/1/34	1,140,000	1,355,927
5% 10/1/45	3,650,000	4,225,605
Series 2019:
3% 12/1/21	75,000	77,054
3% 12/1/22	100,000	103,990
3% 12/1/23	100,000	105,025
4% 12/1/24	100,000	110,633
4% 12/1/25	180,000	201,055
4% 12/1/26	190,000	214,179
4% 12/1/27	195,000	221,345
4% 12/1/28	240,000	274,478
4% 12/1/29	140,000	161,703
4% 12/1/30	150,000	171,618
4% 12/1/31	450,000	511,794
4% 12/1/32	100,000	112,743
4% 12/1/33	250,000	279,965
4% 12/1/34	225,000	251,046
4% 12/1/40	750,000	823,913
5% 10/1/29	400,000	510,868
5% 10/1/40	1,000,000	1,232,940
Series Eight-G, 5% 12/1/31	1,000,000	1,179,760
Series Eight-J:
5% 3/1/26	1,015,000	1,193,873
5% 3/1/27	500,000	586,480
Series Eight-L:
5% 4/1/28	920,000	1,101,065
5% 4/1/29	1,005,000	1,198,151
5% 4/1/35	500,000	586,465
Minnesota Hsg. Fin. Agcy.:
(Mtg. Backed Securities Pass Through Prog.) Series 2019 C, 3.15% 6/1/49	1,946,876	2,017,022
(Mtg.-Backed Securities Pass-Through Prog.) Series H, 2.47% 1/1/50	4,124,000	4,121,319
Series 2015 A:
5% 8/1/29	1,000,000	1,159,860
5% 8/1/30	1,000,000	1,158,410
5% 8/1/31	1,000,000	1,156,010
5% 8/1/32	1,000,000	1,153,610
5% 8/1/33	1,000,000	1,151,700
Series 2019 B, 4.25% 7/1/49	4,880,000	5,394,206
Minnesota Muni. Pwr. Agcy. Elec. Rev.:
Series 2014 A, 5% 10/1/26	830,000	966,842
Series 2014:
5% 10/1/26	630,000	733,868
5% 10/1/27	750,000	870,750
5% 10/1/30	1,000,000	1,154,820
Series 2016:
4% 10/1/41	1,000,000	1,095,080
5% 10/1/32	1,500,000	1,798,275
5% 10/1/33	400,000	479,148
5% 10/1/35	400,000	476,840
5% 10/1/36	1,000,000	1,189,430
5% 10/1/47	2,000,000	2,338,980
Minnesota Pub. Facilities Auth. Rev. Series 2016 A:
5% 3/1/29	5,000,000	6,051,550
5% 3/1/30	5,150,000	6,212,033
Minnesota State Colleges & Univs. Board of Trustees Rev. Series 2011 A, 5% 10/1/30	1,495,000	1,586,300
Minnesota State Gen. Fdg. Rev.:
Series 2012 B:
5% 3/1/27	12,840,000	13,871,437
5% 3/1/28	4,275,000	4,615,547
5% 3/1/29	2,250,000	2,426,220
Series 2014 A:
5% 6/1/27	5,000,000	5,622,150
5% 6/1/38	5,000,000	5,554,250
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	2,500,000	2,803,900
Mounds View Independent School District #621 Series 2018 A, 5% 2/1/29	6,840,000	8,438,508
North Branch Independent School District #138 Series 2017 A, 4% 2/1/29	2,015,000	2,324,786
North St Paul Maplewood Minn I (MN SD Cr. Enhancement Prog.) Series 2019 B, 4% 2/1/32	3,120,000	3,543,571
Northern Muni. Pwr. Agcy. Elec. Sys. Rev.:
Series 2013 A:
5% 1/1/23	850,000	943,619
5% 1/1/24	650,000	720,779
5% 1/1/25	975,000	1,079,647
5% 1/1/31	1,740,000	1,900,724
Series 2016:
5% 1/1/28	500,000	595,220
5% 1/1/29	620,000	734,570
5% 1/1/30	520,000	612,456
5% 1/1/31	350,000	410,193
Series 2017:
5% 1/1/29	460,000	558,008
5% 1/1/31	400,000	479,508
5% 1/1/33	475,000	563,450
5% 1/1/35	520,000	614,796
Robbinsdale Independent School District 281 (MN SD Cr. Enhancement Prog.) Series 2019 B:
5% 2/1/29	1,010,000	1,260,015
5% 2/1/30	955,000	1,183,894
Rochester Elec. Util. Rev.:
Series 2013 B:
5% 12/1/26	570,000	649,293
5% 12/1/27	275,000	312,917
5% 12/1/28	275,000	312,018
5% 12/1/43	1,000,000	1,122,230
Series 2017 A:
5% 12/1/42	1,100,000	1,297,659
5% 12/1/47	1,000,000	1,175,410
Rochester Health Care Facilities Rev.:
(Mayo Clinic Proj.) Series 2008 E, 5% 11/15/38	4,000,000	4,046,880
(Olmsted Med. Ctr. Proj.) Series 2013:
5% 7/1/21	790,000	832,399
5% 7/1/22	350,000	381,126
5% 7/1/24	300,000	336,534
5% 7/1/27	245,000	273,151
5% 7/1/28	225,000	250,202
5% 7/1/33	1,225,000	1,341,240
Bonds (Mayo Foundation Proj.) Series C, 4.5%, tender 11/15/21 (b)	1,100,000	1,167,639
Series 2012, 4% 11/15/41	1,205,000	1,263,406
Series 2016 B:
5% 11/15/31	3,225,000	4,310,729
5% 11/15/35	4,000,000	5,577,080
Roseville Independent School District #623:
(Minnesota Gen. Oblig.) Series 2018 A, 5% 2/1/31	5,000,000	6,047,750
(MN School District Cr. Enhancement Prog.) Series 2018 A:
5% 2/1/26	2,400,000	2,886,288
5% 2/1/29	5,180,000	6,320,584
Saint Cloud Health Care Rev.:
Series 2014 B, 5% 5/1/22	1,950,000	2,115,731
Series 2016 A:
5% 5/1/29	1,000,000	1,196,870
5% 5/1/30	1,000,000	1,192,060
5% 5/1/31	1,000,000	1,187,950
5% 5/1/46	5,000,000	5,782,750
Series 2019, 5% 5/1/48	5,000,000	6,033,900
5.125% 5/1/30	310,000	313,798
Saint Paul Hsg. & Redev. Auth. Hosp. Rev. (HealthEast Care Sys. Proj.) Series 2015 A:
5% 11/15/27 (Pre-Refunded to 11/15/25 @ 100)	2,515,000	3,043,703
5% 11/15/30 (Pre-Refunded to 11/15/25 @ 100)	1,585,000	1,918,199
Saint Paul Sales Tax Rev. Series 2014 G:
5% 11/1/26	1,000,000	1,169,410
5% 11/1/28	1,000,000	1,162,970
Shakopee Health Care Facilities Rev. Series 2014:
5% 9/1/23	1,895,000	2,125,318
5% 9/1/24	1,000,000	1,150,360
5% 9/1/25	1,345,000	1,546,078
5% 9/1/26	1,575,000	1,803,107
5% 9/1/28	1,000,000	1,139,210
5% 9/1/34	1,065,000	1,187,656
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev.:
(Cap. Appreciation) Series 1994 A:
0% 1/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	14,670,000	14,493,618
0% 1/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,165,000	2,870,908
Series 2015 A:
5% 1/1/28	1,000,000	1,200,550
5% 1/1/34	1,695,000	1,993,337
5% 1/1/36	1,000,000	1,169,500
5% 1/1/41	1,000,000	1,158,010
Series 2019 A, 5% 1/1/34	1,230,000	1,572,850
St. Paul Hsg. & Redev. Auth. Health Care Facilities Rev.:
(Fairview Hsp & Hltcare Srv Sys. Proj.) 5% 11/15/47	7,350,000	8,663,225
Series 2015 A:
5% 7/1/29	5,000,000	5,823,100
5% 7/1/30	5,000,000	5,791,050
Series 2017 A:
5% 11/15/30	650,000	798,317
5% 11/15/31	845,000	1,034,821
5% 11/15/33	800,000	976,640
5% 11/15/34	665,000	808,899
Univ. of Minnesota Gen. Oblig.:
Series 2016:
5% 4/1/37	2,125,000	2,525,116
5% 4/1/41	6,000,000	7,069,620
Series 2017 A:
5% 9/1/33	5,025,000	6,223,010
5% 9/1/37	3,880,000	4,751,836
Series 2017 B, 5% 12/1/32	2,000,000	2,495,400
Series 2019 A, 5% 4/1/44	5,000,000	6,193,600
Univ. of Minnesota Spl. Purp. Rev.:
(Biomedical Science Research Facilities Fdg. Prog.) Series 2013 C, 5% 8/1/38	5,275,000	5,880,517
(State Supported Biomedical Science Research Facilities Fdg. Prog.) Series 2011 B, 5% 8/1/25	2,095,000	2,219,673
Virginia Independent School District #706 Series 2019 A, 5% 2/1/31	5,000,000	6,227,700
Wayzata Sr Hsg. Rev. Series 2019:
5% 8/1/49	500,000	548,930
5% 8/1/54	1,000,000	1,095,600
West Saint Paul Independent School District #197 (Minnesota School District Cr. Enhancement Prog.) Series 2018 A, 4% 2/1/41	2,400,000	2,647,368
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev.:
Series 2012 A:
5% 1/1/26	5,000,000	5,560,050
5% 1/1/27	2,150,000	2,387,468
5% 1/1/30	1,000,000	1,104,850
Series 2014 A:
5% 1/1/31 (Pre-Refunded to 1/1/24 @ 100)	1,750,000	2,018,223
5% 1/1/35 (Pre-Refunded to 1/1/24 @ 100)	1,595,000	1,839,466
5% 1/1/40 (Pre-Refunded to 1/1/24 @ 100)	1,500,000	1,729,905
5% 1/1/46 (Pre-Refunded to 1/1/24 @ 100)	11,270,000	12,997,353
Series 2015 A, 5% 1/1/31	1,820,000	2,173,917
Series 2018 A, 5% 1/1/49	2,000,000	2,424,880
White Bear Lake Minn Rev. (YMCA of Greater Twin Cities Proj.) Series 2018:
5% 6/1/28	1,000,000	1,239,080
5% 6/1/30	500,000	612,405
5% 6/1/31	700,000	853,783
5% 6/1/33	1,000,000	1,212,740
Wright County Ctfs. of Prtn. Series 2019 A:
5% 12/1/30	1,000,000	1,286,080
5% 12/1/31	1,000,000	1,281,720

TOTAL MINNESOTA		580,485,807

TOTAL MUNICIPAL BONDS
(Cost $553,774,709)		583,554,845

Municipal Notes - 0.2%
Minnesota - 0.2%
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev. (Allina Health Sys. Proj.) Series 2009 B2, 1.7% 1/2/20, LOC JPMorgan Chase Bank, VRDN (b)
(Cost $1,315,000)	1,315,000	1,315,000
TOTAL INVESTMENT IN SECURITIES - 98.5%
(Cost $555,089,709)		584,869,845
NET OTHER ASSETS (LIABILITIES) - 1.5%		8,884,428
NET ASSETS - 100%		$593,754,273

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	36.3%
Health Care	22.8%
Electric Utilities	11.7%
Education	10.8%
Transportation	7.7%
Others* (Individually Less Than 5%)	10.7%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $555,089,709)		$584,869,845
Cash		2,903,687
Receivable for fund shares sold		777,373
Interest receivable		7,486,556
Prepaid expenses		723
Other receivables		406
Total assets		596,038,590
Liabilities
Payable for fund shares redeemed	$1,619,294
Distributions payable	386,446
Accrued management fee	173,310
Other affiliated payables	56,882
Other payables and accrued expenses	48,385
Total liabilities		2,284,317
Net Assets		$593,754,273
Net Assets consist of:
Paid in capital		$563,835,697
Total accumulated earnings (loss)		29,918,576
Net Assets		$593,754,273
Net Asset Value, offering price and redemption price per share ($593,754,273 ÷ 49,849,336 shares)		$11.91

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Interest		$16,030,013
Expenses
Management fee	$1,972,389
Transfer agent fees	513,670
Accounting fees and expenses	138,567
Custodian fees and expenses	4,470
Independent trustees' fees and expenses	2,194
Registration fees	49,832
Audit	55,557
Legal	9,058
Miscellaneous	3,488
Total expenses before reductions	2,749,225
Expense reductions	(4,866)
Total expenses after reductions		2,744,359
Net investment income (loss)		13,285,654
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		564,917
Total net realized gain (loss)		564,917
Change in net unrealized appreciation (depreciation) on investment securities		23,941,897
Net gain (loss)		24,506,814
Net increase (decrease) in net assets resulting from operations		$37,792,468

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,285,654	$13,460,940
Net realized gain (loss)	564,917	875,406
Change in net unrealized appreciation (depreciation)	23,941,897	(11,229,023)
Net increase (decrease) in net assets resulting from operations	37,792,468	3,107,323
Distributions to shareholders	(14,462,636)	(14,369,680)
Share transactions
Proceeds from sales of shares	107,773,738	89,718,949
Reinvestment of distributions	9,509,169	9,857,381
Cost of shares redeemed	(69,954,686)	(115,136,318)
Net increase (decrease) in net assets resulting from share transactions	47,328,221	(15,559,988)
Total increase (decrease) in net assets	70,658,053	(26,822,345)
Net Assets
Beginning of period	523,096,220	549,918,565
End of period	$593,754,273	$523,096,220
Other Information
Shares
Sold	9,147,166	7,882,945
Issued in reinvestment of distributions	807,295	867,301
Redeemed	(5,958,344)	(10,141,334)
Net increase (decrease)	3,996,117	(1,391,088)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Minnesota Municipal Income Fund

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.41	$11.64	$11.42	$11.75	$11.77
Income from Investment Operations
Net investment income (loss)A	.280	.282	.285	.300	.317
Net realized and unrealized gain (loss)	.525	(.211)	.229	(.286)	.030
Total from investment operations	.805	.071	.514	.014	.347
Distributions from net investment income	(.280)	(.282)	(.285)	(.300)	(.317)
Distributions from net realized gain	(.025)	(.019)	(.009)	(.044)	(.050)
Total distributions	(.305)	(.301)	(.294)	(.344)	(.367)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$11.91	$11.41	$11.64	$11.42	$11.75
Total ReturnC	7.12%	.65%	4.55%	.08%	3.00%
Ratios to Average Net AssetsD
Expenses before reductions	.49%	.50%	.49%	.50%	.50%
Expenses net of fee waivers, if any	.49%	.50%	.49%	.50%	.49%
Expenses net of all reductions	.49%	.49%	.49%	.50%	.49%
Net investment income (loss)	2.38%	2.48%	2.46%	2.54%	2.71%
Supplemental Data
Net assets, end of period (000 omitted)	$593,754	$523,096	$549,919	$521,553	$505,992
Portfolio turnover rate	9%	14%	11%	13%	13%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019

1. Organization.

Fidelity Minnesota Municipal Income Fund (the Fund) is a non-diversified fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may be affected by economic and political developments in the state of Minnesota.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$29,900,629
Gross unrealized depreciation	(120,494)
Net unrealized appreciation (depreciation)	$29,780,135
Tax Cost	$555,089,710

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$97,496
Undistributed long-term capital gain	$40,946
Net unrealized appreciation (depreciation) on securities and other investments	$29,780,135

The tax character of distributions paid was as follows:

	December 31, 2019	December 31, 2018
Tax-exempt Income	13,285,530	13,459,972
Long-term Capital Gains	1,177,106	909,708
Total	$14,462,636	$ 14,369,680

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $101,494,147 and $50,838,606, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .09% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Minnesota Municipal Income Fund	.02

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,438 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $2,228.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $2,638.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Minnesota Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Minnesota Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 277 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Actual	.48%	$1,000.00	$1,020.20	$2.44
Hypothetical-C		$1,000.00	$1,022.79	$2.45

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Minnesota Municipal Income Fund voted to pay on February 10, 2020, to shareholders of record at the opening of business on February 7, 2020, a distribution of $ 0.001 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $564,917, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2019, 100% of the fund's income dividends was free from federal income tax, and 1.52% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Minnesota Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Approval of Amended and Restated Advisory Contracts.  At its September 2019 meeting, the Board also unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, Fidelity Investments Money Management, Inc. (FIMM) expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FIMM upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in September 2018 and December 2018.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Minnesota Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed and the fund's Amended and Restated Contracts should be approved.

MNF-ANN-0220
1.539899.122

Fidelity® Ohio Municipal Income Fund

Fidelity® Ohio Municipal Money Market Fund

Annual Report

December 31, 2019

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Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Ohio Municipal Income Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Ohio Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Fidelity® Ohio Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Ohio Municipal Income Fund	7.08%	3.54%	4.29%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Ohio Municipal Income Fund on December 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$15,218	Fidelity® Ohio Municipal Income Fund
$15,295	Bloomberg Barclays Municipal Bond Index

Fidelity® Ohio Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a healthy gain in 2019, supported by strong supply/demand dynamics for much of the year. The Bloomberg Barclays Municipal Bond Index rose 7.54%. Gross municipal bond issuance remained below the long-term historical average, partly due to the elimination of tax-exempt advance refundings under the tax law passed in December 2017, historically a significant source of supply. The cap on the federal deduction for state and local taxes made tax-exempt debt attractive, particularly in high-tax states. The muni market rose strongly from early 2019 into mid-August amid growing evidence of a global economic slowdown and heightened international trade tension that led to a series of rate cuts by the U.S. Federal Reserve. Reversing a roughly three-year cycle of rate hikes, the Fed cut policy interest rates by 25 basis points in July, followed by rate cuts of 25 basis points each in September and October. The muni market returned -0.80% in September as the technical environment became less supportive. The market rose 0.74% for the fourth quarter as a whole, held back by increased supply of new bonds and the Fed’s shift to a neutral-rate stance.

Comments from Co-Portfolio Managers Cormac Cullen, Elizah McLaughlin and Kevin Ramundo:  For the year, the fund gained 7.08%, roughly in line, net of fees, with the 7.07% advance of the state benchmark, the Bloomberg Barclays Ohio Municipal Bond Blended Index. In managing the fund the past 12 months, we continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted return over time. The fund's larger-than-benchmark exposure to lower-quality investment-grade securities (typically rated A and BBB) contributed to fund performance versus the state benchmark. Bonds in these ratings categories posted better total returns than higher-quality securities, driven by the greater income they produced and because of strong investor demand for higher-yielding securities. Our yield-curve positioning also added value, as our overweightings in seven- to 10-year bonds boosted relative performance for most of the past year. In contrast, overweighting certain health care bonds with short call dates hurt fund performance versus the state benchmark. Additionally, differences in the way fund holdings and index components were priced detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On March 1, 2020, Michael Maka will assume co-management responsibilities for the fund. He will eventually succeed Kevin Ramundo, who will be retiring from Fidelity on June 30, 2020, after more than 20 years with the firm.

Fidelity® Ohio Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2019

% of fund's net assets
Health Care	32.8
Education	20.4
General Obligations	18.6
Escrowed/Pre-Refunded	7.3
Special Tax	5.9

Quality Diversification (% of fund's net assets)

As of December 31, 2019
AAA	3.2%
AA,A	80.2%
BBB	10.2%
BB and Below	2.9%
Not Rated	2.9%
Short-Term Investments and Net Other Assets	0.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Ohio Municipal Income Fund

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Municipal Bonds - 99.4%
	Principal Amount	Value
Guam - 0.4%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C:
6.25% 10/1/34 (a)	$900,000	$1,033,524
6.375% 10/1/43 (a)	735,000	845,037
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/23 (FSA Insured)	1,000,000	1,097,070

TOTAL GUAM		2,975,631

Ohio - 99.0%
Akron Bath Copley Hosp. District Rev.:
(Children's Hosp. Med. Ctr. Proj.) Series 2012:
5% 11/15/22	1,000,000	1,083,700
5% 11/15/23	3,245,000	3,507,131
(Summa Health Sys.) Series 2016, 5% 11/15/25	1,000,000	1,189,890
Series 2016:
5% 11/15/22	2,020,000	2,219,313
5% 11/15/23	1,000,000	1,131,550
5% 11/15/26	535,000	649,929
5.25% 11/15/32	1,000,000	1,196,500
5.25% 11/15/34	1,500,000	1,787,760
5.25% 11/15/41	10,295,000	12,081,183
5.25% 11/15/46	1,500,000	1,747,635
Allen County Hosp. Facilities Rev. (Mercy Health) Series 2017 A:
4% 8/1/36	5,000,000	5,515,200
5% 8/1/42	4,175,000	4,928,922
American Muni. Pwr., Inc. Rev.:
(AMP Freemont Energy Ctr. Proj.) Series 2012 B, 5.25% 2/15/26 (Pre-Refunded to 2/15/22 @ 100)	1,875,000	2,037,338
(Greenup Hydroelectric Proj.) Series 2016 A, 5% 2/15/41	3,005,000	3,471,196
(Prairie State Energy Campus Proj.) Series 2015:
5% 2/15/28	3,995,000	4,547,828
5% 2/15/42	3,000,000	3,340,920
Bonds:
(Combined Hydroelectric Proj.) Series 2018, 2.25%, tender 8/15/21 (b)	7,000,000	7,054,740
Series 2019 A, 2.3%, tender 2/15/22 (b)	6,000,000	6,089,700
Beavercreek City School District Series 2015, 5% 12/1/29	1,500,000	1,751,805
Bowling Green Univ. Gen. Receipts Series 2016 A, 5% 6/1/42	1,000,000	1,144,780
Butler County Hosp. Facilities Rev.:
(Kettering Health Network Obligated Group Proj.) Series 2011, 6.375% 4/1/36	5,030,000	5,329,084
Series 2016 X:
5% 5/15/31	3,225,000	4,265,482
5% 5/15/32	3,950,000	5,292,447
Chillicothe Hosp. Facilities Rev. (Adena Health Sys. Oblig. Group Proj.) Series 2017, 5% 12/1/47	8,535,000	9,914,597
Cincinnati City School District Ctfs. of Prtn. (Cincinnati City School District School Impt. Proj.) Series 2014, 5% 12/15/26	4,000,000	4,657,040
Cincinnati Gen. Oblig. Series 2015, 5.25% 12/1/29	4,285,000	5,130,302
Cleveland Arpt. Sys. Rev.:
Series 2018 A:
5% 1/1/43 (FSA Insured) (a)	1,750,000	2,067,310
5% 1/1/48 (FSA Insured) (a)	3,000,000	3,519,210
Series 2019 B:
5% 1/1/22 (a)	900,000	965,538
5% 1/1/23 (a)	1,200,000	1,328,052
5% 1/1/24 (a)	1,200,000	1,366,272
5% 1/1/25 (a)	1,125,000	1,314,731
5% 1/1/26 (a)	400,000	477,860
5% 1/1/27 (a)	350,000	426,027
Cleveland Gen. Oblig.:
Series 2012, 5% 12/1/25	2,350,000	2,603,142
Series 2015:
5% 12/1/26	1,500,000	1,806,465
5% 12/1/27	2,000,000	2,393,940
5% 12/1/29	1,250,000	1,485,175
Series C, 5.25% 11/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,885,000	2,172,877
Cleveland Heights & Univ. Heights County School District Series 2014, 4.5% 12/1/47	3,000,000	3,224,130
Cleveland Income Tax Rev. Series 2018 A:
5% 10/1/29	600,000	749,904
5% 10/1/30	420,000	524,068
5% 10/1/31	650,000	805,558
5% 10/1/33	600,000	739,560
5% 10/1/36	700,000	853,230
5% 10/1/39	2,040,000	2,464,912
5% 10/1/43	5,000,000	5,988,600
Cleveland Muni. School District:
Series 2013, 5% 12/1/24	1,255,000	1,390,189
Series 2015 A:
5% 12/1/24	3,725,000	4,198,895
5% 12/1/27	1,750,000	1,967,630
Cleveland Ohio Wtr. Poll. Ctl. Rev. Series 2016:
5% 11/15/34	1,190,000	1,393,014
5% 11/15/35	1,245,000	1,455,903
5% 11/15/36	450,000	524,925
5% 11/15/45	2,000,000	2,296,640
Cleveland Pub. Library Facilities Series 2019 A:
4% 12/1/33	425,000	495,299
4% 12/1/34	370,000	428,186
4% 12/1/35	620,000	715,114
4% 12/1/36	1,400,000	1,609,692
4% 12/1/37	1,115,000	1,276,229
4% 12/1/38	650,000	741,735
Cleveland Pub. Pwr. Sys. Rev. Series 2018:
5% 11/15/23 (FSA Insured)	360,000	409,540
5% 11/15/24 (FSA Insured)	475,000	554,900
5% 11/15/25 (FSA Insured)	200,000	238,968
5% 11/15/26 (FSA Insured)	265,000	322,693
5% 11/15/27 (FSA Insured)	220,000	272,659
5% 11/15/28 (FSA Insured)	150,000	186,840
5% 11/15/29 (FSA Insured)	210,000	260,255
5% 11/15/30 (FSA Insured)	530,000	653,426
5% 11/15/32 (FSA Insured)	365,000	446,588
5% 11/15/34 (FSA Insured)	785,000	956,012
5% 11/15/36 (FSA Insured)	1,000,000	1,211,220
5% 11/15/38 (FSA Insured)	830,000	998,224
Cleveland State Univ. Gen. Receipts Series 2012:
5% 6/1/24	1,920,000	2,057,357
5% 6/1/25	2,500,000	2,678,375
5% 6/1/26	3,075,000	3,290,742
Cleveland Wtr. Rev.:
Series 2012 X, 5% 1/1/42	5,465,000	5,828,095
Series 2015 Y:
4% 1/1/28	650,000	712,504
4% 1/1/29	1,040,000	1,137,042
Cleveland-Cuyahoga County Port Auth. Dev. Lease Rev. (Administrative Headquarters Proj.) Series 2013, 5% 7/1/37	3,000,000	3,992,130
Columbus City School District Series 2016 A, 5% 12/1/31	5,000,000	6,017,600
Columbus Gen. Oblig. Series 2014 A, 4% 2/15/28	5,000,000	5,509,950
Columbus Metropolitan Library Facility Series 2012 1, 5% 12/1/23 (Pre-Refunded to 12/1/20 @ 100)	530,000	548,926
Cuyahoga County Econ. Dev. Rev.:
(The Cleveland Orchestra Proj.) Series 2019:
5% 1/1/29	325,000	411,613
5% 1/1/30	250,000	318,223
5% 1/1/31	325,000	411,291
5% 1/1/32	500,000	628,365
5% 1/1/33	400,000	498,940
5% 1/1/34	300,000	373,326
5% 1/1/36	440,000	544,342
5% 1/1/37	400,000	493,400
5% 1/1/39	1,400,000	1,714,762
5% 1/1/40	1,620,000	1,978,895
Series 2019, (The Cleveland Orchestra Proj.) 5% 1/1/35	500,000	620,525
Cuyahoga County Gen. Oblig. Series 2012 A, 4% 12/1/27	1,575,000	1,612,580
Cuyahoga County Hosp. Rev. Series 2017:
5% 2/15/26	1,750,000	2,037,403
5% 2/15/27	1,700,000	2,012,902
5% 2/15/28	2,385,000	2,821,073
5% 2/15/30	3,000,000	3,517,710
5% 2/15/31	1,500,000	1,751,415
5% 2/15/32	1,450,000	1,688,931
Dayton Gen. Oblig. Series 2012:
4% 12/1/22	750,000	769,448
4% 12/1/25	1,540,000	1,579,085
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 5.25% 6/15/43	5,000,000	5,238,950
Fairview Park Gen. Oblig. Series 2012:
4% 12/1/23	1,395,000	1,506,935
4% 12/1/24	1,490,000	1,608,455
Franklin County Convention Facilities Auth. (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/44	2,500,000	2,927,525
5% 12/1/51	5,000,000	5,818,550
Franklin County Convention Facilities Auth. Tax & Lease Rev. Series 2014:
5% 12/1/25	1,250,000	1,466,825
5% 12/1/26	3,045,000	3,566,974
5% 12/1/32	5,920,000	6,861,635
Franklin County Hosp. Facilities Rev.:
(Ohiohealth Corp. Proj.) Series 2015, 5% 5/15/40	3,600,000	4,109,004
Bonds (U.S. Health Corp. of Columbus Proj.) Series 2011 B, 5%, tender 5/15/23 (b)	2,635,000	2,942,873
Series 2016 C:
4% 11/1/40	3,000,000	3,299,850
5% 11/1/33	2,610,000	3,161,676
5% 11/1/34	2,155,000	2,601,688
Franklin County Ohio Sales Tax R Series 2018, 5% 6/1/48	5,920,000	7,185,578
Franklin County Rev. (Trinity Health Proj.) Series 2017, 5% 12/1/47	720,000	852,696
Greater Cleveland Reg'l. Transit Auth. Series 2012, 5% 12/1/23	660,000	708,259
Hamilton City School District Series 2015:
3.5% 12/1/31	1,500,000	1,600,215
5% 12/1/26	1,500,000	1,756,350
5% 12/1/28	1,550,000	1,803,952
Hamilton County Convention Facilities Auth. Rev. Series 2014:
5% 12/1/26	1,000,000	1,133,790
5% 12/1/27	3,825,000	4,328,944
Hamilton County HealthCare Facilities Rev. (The Christ Hosp. Proj.) Series 2012:
5.25% 6/1/24	3,000,000	3,274,230
5.25% 6/1/27	3,000,000	3,263,010
Hamilton County Healthcare Rev. (Life Enriching Cmntys. Proj.) Series 2016:
5% 1/1/31	1,350,000	1,540,026
5% 1/1/36	3,450,000	3,886,460
Hamilton County Hosp. Facilities Rev. Series 2014, 5% 2/1/44	775,000	852,616
Hamilton County Student Hsg. Rev. (Stratford Heights Proj.) Series 2010, 5% 6/1/30 (FSA Insured)	2,500,000	2,537,650
Hancock County Hosp. Facilities Rev. (Blanchard Valley Reg'l. Health Ctr. Proj.) Series 2011 A, 6.25% 12/1/34 (Pre-Refunded to 6/1/21 @ 100)	4,100,000	4,391,182
Kent State Univ. Revs.:
Series 2012 A:
5% 5/1/24	1,385,000	1,505,384
5% 5/1/25	1,500,000	1,629,645
5% 5/1/26	2,220,000	2,410,809
Series 2016, 5% 5/1/30	1,125,000	1,352,250
Lake County Hosp. Facilities Rev. Series 2015:
5% 8/15/27	770,000	896,349
5% 8/15/45	11,000,000	12,202,068
Lakewood City School District Series 2014 C, 5% 12/1/25	1,300,000	1,534,325
Lancaster City School District Series 2012:
5% 10/1/49 (Pre-Refunded to 10/1/22 @ 100)	140,000	154,518
5% 10/1/49 (Pre-Refunded to 10/1/22 @ 100)	2,860,000	3,160,672
Lancaster Port Auth. Gas Rev.:
Bonds Series 2019, 5%, tender 2/1/25 (b)	6,105,000	7,067,697
Series 2019:
5% 8/1/20	650,000	664,173
5% 2/1/21	285,000	296,466
5% 2/1/22	200,000	215,284
5% 2/1/23	100,000	111,081
5% 8/1/24	655,000	757,815
Lucas County Hosp. Rev. Series 2011, 5% 11/15/25 (Pre-Refunded to 11/15/21 @ 100)	1,780,000	1,906,184
Lucas-Plaza Hsg. Dev. Corp. Mtg. Rev. (The Plaza Section 8 Assisted Proj.) Series 1991 A, 0% 6/1/24 (Escrowed to Maturity)	9,000,000	8,411,130
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019:
5% 8/1/45	5,500,000	6,482,355
5% 8/1/49	2,200,000	2,581,986
Miami Univ. Series 2012, 4% 9/1/28	2,195,000	2,334,229
Miamisburg City School District Series 2016:
5% 12/1/28	500,000	597,865
5% 12/1/29	300,000	357,375
Middleburg Heights Hosp. Rev.:
Series 2011, 5.25% 8/1/41	3,000,000	3,156,840
Series 2012 A, 5% 8/1/47	5,725,000	6,118,308
Milford Exempt Village School District Series 2015:
3.5% 12/1/31	500,000	532,135
5% 12/1/28	1,400,000	1,658,986
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013:
5% 2/15/44	4,005,000	4,294,922
5% 2/15/48	3,495,000	3,730,668
North Olmsted City School District Series 2015 A:
5% 12/1/26 (Pre-Refunded to 12/1/23 @ 100)	665,000	765,116
5% 12/1/27 (Pre-Refunded to 12/1/23 @ 100)	220,000	253,121
5% 12/1/28 (Pre-Refunded to 12/1/23 @ 100)	365,000	419,951
5% 12/1/29 (Pre-Refunded to 12/1/23 @ 100)	500,000	575,275
5% 12/1/30 (Pre-Refunded to 12/1/23 @ 100)	750,000	862,913
Northeast Ohio Reg'l. Swr. District Wastewtr. Rev. Series 2014, 5% 11/15/44	8,815,000	10,135,928
Northwest Local School District Series 2015, 5% 12/1/45 (Pre-Refunded to 12/1/23 @ 100)	2,980,000	3,422,441
Ohio Bldg. Auth. (Adult Correctional Bldg. Fund Proj.) Series 2010 A, 5% 10/1/24	6,030,000	6,200,106
Ohio Cap. Facilities Lease (Ohio Gen. Oblig. Proj.) Series 2017 A:
5% 10/1/32	1,625,000	1,999,303
5% 10/1/33	1,500,000	1,841,385
5% 10/1/35	1,450,000	1,771,494
5% 10/1/36	1,250,000	1,523,300
5% 10/1/37	1,430,000	1,736,778
Ohio Gen. Oblig. Series 2016 A, 5% 2/1/31	4,255,000	5,062,556
Ohio Higher Edl. Facility Commission Rev.:
(Case Western Reserve Univ. Proj.):
Series 1990 B, 6.5% 10/1/20	455,000	473,017
Series 2016, 5% 12/1/40	2,000,000	2,369,660
Series 2019 B:
5% 12/1/37	835,000	1,039,183
5% 12/1/38	1,100,000	1,363,846
5% 12/1/39	775,000	958,985
(Denison Univ. 2015 Proj.) Series 2015:
5% 11/1/28	1,465,000	1,729,550
5% 11/1/29	1,325,000	1,561,552
5% 11/1/30	2,285,000	2,683,481
(Denison Univ., Proj.) Series 2017 B, 5% 11/1/26	1,505,000	1,849,780
(Kenyon College 2010 Proj.) Series 2010, 5.25% 7/1/44	875,000	892,771
(Kenyon College 2015 Proj.) Series 2015, 5% 7/1/41	5,100,000	5,800,689
(Kenyon College 2016 Proj.) Series 2016, 5% 7/1/42	4,000,000	4,623,720
(Kenyon College 2020 Proj.) Series 2020:
5% 7/1/38 (c)	2,500,000	3,042,275
5% 7/1/39 (c)	2,640,000	3,200,789
(Kenyon College, Oh. Proj.) Series 2017:
4% 7/1/36	400,000	444,372
4% 7/1/37	450,000	498,398
5% 7/1/28	400,000	492,348
5% 7/1/29	735,000	900,573
5% 7/1/30	300,000	364,923
5% 7/1/31	400,000	483,876
5% 7/1/33	650,000	781,268
5% 7/1/35	1,550,000	1,854,699
5% 7/1/42	1,400,000	1,646,932
(The College of Wooster 2018 Proj.) Series 2018:
5% 9/1/33	1,445,000	1,785,370
5% 9/1/45	4,255,000	5,104,638
(Univ. Hosp. Health Sys. Proj.) Series 2010 A, 5.25% 1/15/23	2,500,000	2,507,600
(Univ. of Dayton 2018 Proj.) Series A, 5% 12/1/48	1,000,000	1,190,360
(Univ. of Dayton Proj.):
Series 2013:
5% 12/1/23	540,000	595,885
5% 12/1/24	585,000	645,542
5% 12/1/25	1,000,000	1,103,180
5% 12/1/26	1,195,000	1,319,388
5% 12/1/27	2,300,000	2,537,314
Series 2018 B:
4% 12/1/33	1,155,000	1,306,363
5% 12/1/21	1,000,000	1,071,570
5% 12/1/23	1,000,000	1,141,570
5% 12/1/25	1,065,000	1,281,195
5% 12/1/27	1,000,000	1,252,980
5% 12/1/29	1,310,000	1,639,727
5% 12/1/31	1,130,000	1,395,934
5% 12/1/35	1,000,000	1,222,230
5% 12/1/36	1,000,000	1,218,970
(Xavier Univ. Proj.) Series 2015 C:
5% 5/1/26	1,000,000	1,168,280
5% 5/1/28	1,000,000	1,160,530
5% 5/1/29	855,000	989,432
5% 5/1/31	1,005,000	1,155,861
Bonds (Case Western Reserve Univ. Proj.) Series 2019 C, 1.625%, tender 12/1/26 (b)	5,000,000	4,997,300
Series 2019, 4% 10/1/49	3,270,000	3,544,713
Ohio Hosp. Facilities Rev.:
Series 2011 A, 5% 1/1/32 (Pre-Refunded to 1/1/21 @ 100)	3,500,000	3,631,075
Series 2017 A, 5% 1/1/32	2,000,000	2,478,680
Series 2019 B, 4% 1/1/40	3,000,000	3,396,780
Ohio Hosp. Rev.:
Series 2013 A:
5% 1/15/27	5,000,000	5,519,700
5% 1/15/28	720,000	794,383
Series 2016 A, 5% 1/15/41	5,000,000	5,715,350
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
(Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	6,250,000	7,003,375
(Mtg. Backed Securities Programs) Series 2017 B, 4.5% 3/1/47 (a)	730,000	788,473
Ohio Solid Waste Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2010, 1.2%, tender 3/2/20 (b)	3,500,000	3,500,000
Ohio Spl. Oblig.:
( Ohio Gen. Oblig. Proj.) Series 2017 A, 5% 4/1/32	1,115,000	1,358,248
( Ohio Gen. Oblig. Proj.P Series 2017 A, 5% 4/1/34	1,000,000	1,212,620
(Ohio Gen. Oblig. Proj.) Series 2017 A:
5% 4/1/29	2,535,000	3,122,613
5% 4/1/30	2,250,000	2,750,423
5% 4/1/31	2,000,000	2,442,500
5% 4/1/33	1,850,000	2,247,713
5% 4/1/35	2,395,000	2,897,687
Ohio State Univ. Gen. Receipts Series 2013 A:
5% 6/1/28	2,000,000	2,238,040
5% 6/1/38	3,500,000	3,894,275
Ohio Tpk. Commission Tpk. Rev. (Infastructure Proj.) Series 2005 A, 0% 2/15/43	10,000,000	5,001,000
Ohio Univ. Gen. Receipts Athens Series 2013, 5% 12/1/24	5,075,000	5,607,875
Ohio Wtr. Dev. Auth. Rev. (Fresh Wtr. Impt. Proj.) Series 2009 B, 5% 12/1/24	1,025,000	1,199,722
Olentangy Local School District Series 2016, 5% 12/1/32	1,275,000	1,520,348
Princeton City School District Series 2014, 5% 12/1/39 (Pre-Refunded to 12/1/24 @ 100)	2,750,000	3,252,673
Reynoldsburg City School District Series 2015, 4% 12/1/30	2,375,000	2,640,573
Ross County Hosp. Facilities Rev. (Adena Health Sys. Obligated Group Proj.) Series 2019, 5% 12/1/49	5,000,000	5,926,650
Scioto County Hosp. Facilities Rev. Series 2016:
5% 2/15/24	970,000	1,101,590
5% 2/15/28	5,030,000	5,920,260
5% 2/15/30	3,860,000	4,508,519
5% 2/15/32	2,550,000	2,954,685
5% 2/15/33	2,460,000	2,840,685
5% 2/15/34	4,450,000	5,124,709
South-Western City School District Franklin & Pickway County:
(Intercept) Series 2012, 5% 12/1/36 (Pre-Refunded to 6/1/22 @ 100)	400,000	437,016
Series 2012, 5% 12/1/36 (Pre-Refunded to 6/1/22 @ 100)	1,600,000	1,748,064
Toledo Gen. Oblig. Series 2012 A, 5% 12/1/20	1,635,000	1,690,203
Univ. of Akron Gen. Receipts Series 2016 A:
5% 1/1/23	460,000	510,375
5% 1/1/25	1,025,000	1,201,638
5% 1/1/33	5,000,000	5,918,900
Univ. of Cincinnati Gen. Receipts:
Series 2010 F:
5% 6/1/32	50,000	51,628
5% 6/1/32 (Pre-Refunded to 12/1/20 @ 100)	1,945,000	2,011,752
Series 2012 C, 4% 6/1/28	2,000,000	2,139,540
Series 2013 A:
5% 6/1/33 (Pre-Refunded to 6/1/23 @ 100)	4,085,000	4,615,437
5% 6/1/34 (Pre-Refunded to 6/1/23 @ 100)	5,130,000	5,796,131
Series 2016 A:
5% 6/1/32	745,000	892,495
5% 6/1/33	800,000	956,280
5% 6/1/34	585,000	698,028
Series 2016 C, 5% 6/1/41	2,585,000	3,032,567
Series F, 5% 6/1/32 (Pre-Refunded to 12/1/20 @ 100)	5,000	5,172
Univ. of Toledo Gen. Receipts:
Series 2017 B, 5% 6/1/31	2,470,000	3,269,218
Series 2018 A:
5% 6/1/26	600,000	728,604
5% 6/1/27	350,000	434,189
Village of Bluffton Hosp. Facilities Blanchard Valley Reg Health Ctr. Series 2017:
4% 12/1/32	1,500,000	1,642,800
5% 12/1/25	1,500,000	1,785,750
5% 12/1/26	1,890,000	2,293,969
5% 12/1/27	1,340,000	1,647,664
5% 12/1/28	1,400,000	1,704,220
5% 12/1/29	825,000	999,446
5% 12/1/30	1,700,000	2,049,282
5% 12/1/31	750,000	899,160
Willoughby-Eastlake City School District Series 2016, 5% 12/1/46	4,000,000	4,581,960
Wood County Hosp. Facilities Rev.:
(Hosp. Proj.) Series 2012, 5% 12/1/27	3,500,000	3,733,485
(Wood County Hosp. Assoc. Proj.) Series 2012:
5% 12/1/32	2,000,000	2,112,520
5% 12/1/42	125,000	130,728
Wright State Univ. Gen. Receipts Series 2011 A:
5% 5/1/20	1,650,000	1,669,426
5% 5/1/21	1,080,000	1,130,069
5% 5/1/23	2,665,000	2,784,925

TOTAL OHIO		666,107,827

TOTAL MUNICIPAL BONDS
(Cost $631,857,896)		669,083,458

Municipal Notes - 0.7%
Ohio - 0.7%
Mahoning County Sales Tax BAN Series 2019, 3% 9/16/20	1,000,000	$1,011,889
Ohio Hosp. Facilities Rev. Series 2019 E, 1.65% 1/2/20 (Liquidity Facility PNC Bank NA), VRDN (b)	2,500,000	2,500,000
Wickliffe City School District BAN Series 2019, 2.5% 5/27/20	1,100,000	1,104,078
TOTAL MUNICIPAL NOTES
(Cost $4,615,554)		4,615,967
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $636,473,450)		673,699,425
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(751,003)
NET ASSETS - 100%		$672,948,422

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Health Care	32.8%
Education	20.4%
General Obligations	18.6%
Escrowed/Pre-Refunded	7.3%
Special Tax	5.9%
Others* (Individually Less Than 5%)	15.0%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $636,473,450)		$673,699,425
Receivable for fund shares sold		401,011
Interest receivable		6,402,963
Prepaid expenses		858
Other receivables		361
Total assets		680,504,618
Liabilities
Payable to custodian bank	$213,396
Payable for investments purchased on a delayed delivery basis	6,294,803
Payable for fund shares redeemed	209,357
Distributions payable	532,303
Accrued management fee	196,277
Other affiliated payables	61,480
Other payables and accrued expenses	48,580
Total liabilities		7,556,196
Net Assets		$672,948,422
Net Assets consist of:
Paid in capital		$635,563,230
Total accumulated earnings (loss)		37,385,192
Net Assets		$672,948,422
Net Asset Value, offering price and redemption price per share ($672,948,422 ÷ 54,358,806 shares)		$12.38

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Interest		$20,003,356
Expenses
Management fee	$2,293,124
Transfer agent fees	567,401
Accounting fees and expenses	152,721
Custodian fees and expenses	5,031
Independent trustees' fees and expenses	2,561
Registration fees	22,374
Audit	55,557
Legal	3,404
Miscellaneous	4,262
Total expenses before reductions	3,106,435
Expense reductions	(5,398)
Total expenses after reductions		3,101,037
Net investment income (loss)		16,902,319
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		1,405,194
Total net realized gain (loss)		1,405,194
Change in net unrealized appreciation (depreciation) on investment securities		25,524,376
Net gain (loss)		26,929,570
Net increase (decrease) in net assets resulting from operations		$43,831,889

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,902,319	$17,354,397
Net realized gain (loss)	1,405,194	255,765
Change in net unrealized appreciation (depreciation)	25,524,376	(16,148,891)
Net increase (decrease) in net assets resulting from operations	43,831,889	1,461,271
Distributions to shareholders	(18,245,239)	(19,076,332)
Share transactions
Proceeds from sales of shares	84,825,522	81,600,273
Reinvestment of distributions	11,736,868	12,319,390
Cost of shares redeemed	(65,506,210)	(137,357,769)
Net increase (decrease) in net assets resulting from share transactions	31,056,180	(43,438,106)
Total increase (decrease) in net assets	56,642,830	(61,053,167)
Net Assets
Beginning of period	616,305,592	677,358,759
End of period	$672,948,422	$616,305,592
Other Information
Shares
Sold	6,933,651	6,872,638
Issued in reinvestment of distributions	956,068	1,039,123
Redeemed	(5,351,617)	(11,595,747)
Net increase (decrease)	2,538,102	(3,683,986)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Ohio Municipal Income Fund

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.89	$12.20	$11.91	$12.29	$12.26
Income from Investment Operations
Net investment income (loss)A	.319	.321	.330	.339	.363
Net realized and unrealized gain (loss)	.515	(.279)	.377	(.308)	.147
Total from investment operations	.834	.042	.707	.031	.510
Distributions from net investment income	(.319)	(.321)	(.330)	(.339)	(.363)
Distributions from net realized gain	(.025)	(.031)	(.087)	(.072)	(.117)
Total distributions	(.344)	(.352)	(.417)	(.411)	(.480)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$12.38	$11.89	$12.20	$11.91	$12.29
Total ReturnC	7.08%	.39%	6.03%	.19%	4.24%
Ratios to Average Net AssetsD
Expenses before reductions	.48%	.48%	.48%	.48%	.48%
Expenses net of fee waivers, if any	.48%	.48%	.48%	.48%	.48%
Expenses net of all reductions	.48%	.48%	.48%	.48%	.48%
Net investment income (loss)	2.60%	2.70%	2.73%	2.72%	2.97%
Supplemental Data
Net assets, end of period (000 omitted)	$672,948	$616,306	$677,359	$657,105	$636,261
Portfolio turnover rate	10%	11%	24%	17%	17%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification as of December 31, 2019

Days	% of fund's investments
1 - 7	72.6
8 - 30	1.4
31 - 60	6.4
61 - 90	0.7
91 - 180	9.2
> 180	9.7

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2019
Variable Rate Demand Notes (VRDNs)	37.7%
Tender Option Bond	41.3%
Other Municipal Security	21.0%
Investment Companies	1.2%
Net Other Assets (Liabilities)*	(1.2)%

 * Net Other Assets (Liabilities) are not included in the pie chart

Current 7-Day Yields

12/31/19
Fidelity® Ohio Municipal Money Market Fund	1.09%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Fidelity® Ohio Municipal Money Market Fund

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Variable Rate Demand Note - 37.7%
	Principal Amount	Value
Alabama - 0.5%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 1.82% 1/7/20, VRDN (a)(b)	$1,260,000	$1,260,000
Arkansas - 1.3%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.):
Series 1998, 1.82% 1/7/20, VRDN (a)(b)	400,000	400,000
Series 2002, 1.61% 1/7/20, VRDN (a)(b)	2,700,000	2,700,000
		3,100,000
Indiana - 0.2%
Indiana Dev. Fin. Auth. Envir. Rev. (PSI Energy Proj.) Series 2003 B, 1.78% 1/7/20, VRDN (a)(b)	400,000	400,000
Kansas - 0.4%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.):
Series 2007 A, 1.75% 1/7/20, VRDN (b)	300,000	300,000
Series 2007 B, 1.75% 1/7/20, VRDN (b)	100,000	100,000
St. Mary's Kansas Poll. Cont. Rev. (Kansas Gas and Elec. Co. Proj.) Series 1994, 1.65% 1/7/20, VRDN (b)	700,000	700,000
		1,100,000
Nebraska - 0.3%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 1.82% 1/7/20, VRDN (a)(b)	700,000	700,000
Ohio - 34.4%
Allen County Hosp. Facilities Rev. Series 2012 B, 1.54% 1/7/20, VRDN (b)	19,325,000	19,325,000
Cuyahoga County Health Care Facilities Rev. (The A.M. McGregor Home Proj.) Series 2014, 1.73% 1/7/20, LOC Northern Trust Co., VRDN (b)	12,395,000	12,395,000
Hamilton County Student Hsg. Rev. (Block 3 Proj.) Series 2004, 1.75% 1/7/20, LOC RBS Citizens NA, VRDN (b)	435,000	435,000
Lake County Indl. Dev. Rev. (Norshar Co. Proj.) Series 1996, 1.79% 1/7/20, LOC JPMorgan Chase Bank, VRDN (a)(b)	695,000	695,000
Ohio Hosp. Rev. Series 2018 B, 1.75% 1/7/20, LOC PNC Bank NA, VRDN (b)	2,400,000	2,400,000
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
Series 2016 G, 1.64% 1/7/20 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	8,845,000	8,845,000
Series 2016 H, 1.64% 1/7/20 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	15,480,000	15,480,000
Ohio Spl. Oblig. (Adult Correctional Bldg. Fund Projs.) Series 2016 C, 1.5% 1/7/20, VRDN (b)	2,400,000	2,400,000
Ohio Wtr. Dev. Auth. (Waste Mgmt., Inc. Proj.) Series B, 1.78% 1/7/20, LOC Bank of America NA, VRDN (a)(b)	12,200,000	12,200,000
FHLMC Ohio Hsg. Fin. Agcy. Multi-family Hsg. Rev. (Wingate at Belle Meadows Proj.) Series 2004 E, 1.68% 1/7/20, LOC Fed. Home Ln. Bank, Cincinnati, VRDN (a)(b)	8,330,000	8,330,000
		82,505,000
West Virginia - 0.6%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. (Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 1.82% 1/7/20, VRDN (a)(b)	1,400,000	1,400,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $90,465,000)		90,465,000

Tender Option Bond - 41.3%
Colorado - 0.1%
Denver City & County Arpt. Rev. Bonds Series G-114, 1.86%, tender 6/1/20 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Connecticut - 0.0%
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 1.79%, tender 4/1/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
Florida - 0.3%
Broward County Port Facilities Rev. Bonds Series G 115, 1.86%, tender 3/2/20 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Jacksonville Elec. Auth. Elec. Sys. Rev. Participating VRDN Series 2019, 1.91% 2/11/20 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(e)	600,000	600,000
		700,000
Ohio - 40.9%
Allen County Hosp. Facilities Rev. Participating VRDN Series Floaters XF 25 16, 1.75% 1/7/20 (Liquidity Facility Citibank NA) (b)(c)(e)	4,340,000	4,340,000
Cincinnati Wtr. Sys. Rev. Participating VRDN Series MS 3280, 1.64% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(e)	3,750,000	3,750,000
Cleveland Wtr. Rev. Participating VRDN Series Floaters E 119, 1.64% 1/7/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	3,600,000	3,600,000
Cuyahoga County Ctfs. of Prtn. Participating VRDN Series Floaters XG 02 06, 1.73% 1/7/20 (Liquidity Facility Bank of America NA) (b)(c)(e)	3,900,000	3,900,000
Eclipse Fdg. Trust Various States Bonds Series 0005, 1.64%, tender 1/2/20 (Liquidity Facility U.S. Bank NA, Cincinnati) (b)(c)(e)	7,500,000	7,500,000
Erie County Hosp. Facilities Rev. Participating VRDN Series BAML 5019, 1.66% 1/7/20 (Liquidity Facility Bank of America NA) (b)(c)(e)	8,000,000	8,000,000
Forest Hills Local School District Participating VRDN Series Floaters G30, 1.64% 1/7/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	2,300,000	2,300,000
Franklin County Hosp. Facilities Rev. Participating VRDN:
Series 15 XF0244, 1.65% 1/7/20 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(e)	2,670,000	2,670,000
Series 16 XL0004, 1.65% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	4,480,000	4,480,000
Hamilton County HealthCare Facilities Rev. Participating VRDN Series XF 10 50, 1.71% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	2,300,000	2,300,000
Kettering Med. Ctr., Inc., Participating VRDN Series Floaters BAML 50 03, 1.66% 1/7/20 (Liquidity Facility Bank of America NA) (b)(c)(e)	1,200,000	1,200,000
Lakewood City School District Participating VRDN Series Solar 0067, 1.67% 1/2/20 (Liquidity Facility U.S. Bank NA, Cincinnati) (b)(c)(e)	4,180,000	4,180,000
Lucas County Gen. Oblig. Participating VRDN Series 2016 26, 1.67% 1/2/20 (Liquidity Facility U.S. Bank NA, Cincinnati) (b)(c)(e)	980,000	980,000
Miami County Hosp. Facilities Rev. Participating VRDN Series Floaters XG 02 25, 1.64% 1/7/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	3,000,000	3,000,000
Middletown Hosp. Facilities Rev. Participating VRDN Series Floaters 00 31 44, 1.76% 2/11/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)(e)	7,900,000	7,900,000
Montgomery County Hosp. Rev. Participating VRDN Series Floaters BAML 50 02, 1.66% 1/7/20 (Liquidity Facility Bank of America NA) (b)(c)(e)	2,900,000	2,900,000
Northeast Ohio Reg'l. Swr. District Wastewtr. Rev. Participating VRDN Series Floaters XF 07 18, 1.67% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	3,750,000	3,750,000
Ohio Higher Edl. Facility Commission Rev. Participating VRDN:
Series 2017, 1.76% 2/11/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)(e)	3,600,000	3,600,000
Series XG 00 69, 1.71% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	2,500,000	2,500,000
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. Participating VRDN Series Floaters XF 27 83, 1.64% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(e)	2,800,000	2,800,000
Ohio Univ. Gen. Receipts Athens Bonds Series Floaters G 27, 1.81%, tender 6/1/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	3,775,000	3,775,000
OhioHealth Corp. Participating VRDN Series Floaters XM 04 51, 1.65% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	3,000,000	3,000,000
The Cleveland Clinic Foundation Participating VRDN Series Floaters XF 05 73, 1.64% 1/7/20 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(e)	3,990,000	3,990,000
Univ. of Cincinnati Gen. Receipts Participating VRDN:
Series Floaters XF 24 38, 1.67% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	4,000,000	4,000,000
Series Floaters ZM 06 46, 1.64% 1/7/20 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(e)	4,200,000	4,200,000
Upper Arlington City School District Participating VRDN Series Floaters XF 25 92, 1.73% 1/7/20 (Liquidity Facility Citibank NA) (b)(c)(e)	3,500,000	3,500,000
		98,115,000
Texas - 0.0%
Alamo Cmnty. College District Rev. Bonds Series G-111, 1.81%, tender 5/1/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
TOTAL TENDER OPTION BOND
(Cost $99,115,000)		99,115,000

Other Municipal Security - 21.0%
Florida - 0.6%
Florida Dev. Fin. Corp. Surface T Bonds (Virgin Trains U.S.A. Passenger Rail Proj.) Series 2019 B, 1.9%, tender 3/17/20 (a)(b)	1,600,000	1,600,007
Kentucky - 0.1%
Jefferson County Poll. Cont. Rev. Bonds Series 2001 A, 1.41% tender 1/17/20, CP mode	200,000	200,000
Massachusetts - 0.1%
Massachusetts Dev. Fin. Agcy. Electrical Utils. Rev. Bonds Series 05, 1.23% tender 1/15/20 (Massachusetts Elec. Co. Guaranteed), CP mode (a)	300,000	300,000
New Hampshire - 0.4%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. Bonds Series A1, 1.35% tender 1/29/20, CP mode (a)	900,000	900,000
Ohio - 19.8%
Allen County Hosp. Facilities Rev. Bonds (Mercy Health Proj.) Series 2015 B, SIFMA Municipal Swap Index + 0.750% 2.36%, tender 5/1/20 (b)(f)	100,000	99,952
American Muni. Pwr. BAN:
(City of Wapakoneta Proj.) Series 2019, 2.5% 6/25/20 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,004,569
(Village of Carey Proj.) Series 2019, 2.25% 12/3/20 (Ohio Gen. Oblig. Guaranteed)	760,000	765,256
(Village of Genoa Proj.) Series 2019, 2.25% 12/10/20 (Ohio Gen. Oblig. Guaranteed)	620,000	624,670
(Village of Jackson Ctr. Proj.) Series 2019, 2.25% 8/13/20 (Ohio Gen. Oblig. Guaranteed)	500,000	502,371
Avon Gen. Oblig. BAN Series 2019:
2% 9/3/20	2,510,000	2,518,927
3% 1/22/20	1,000,000	1,000,507
Belmont County BAN Series 2019, 2% 8/27/20	1,000,000	1,004,314
Brooklyn Gen. Oblig. BAN Series 2019, 3% 5/28/20	1,075,000	1,080,340
Butler County Hosp. Facilities Rev. Bonds (UC Health Proj.) Series 2010, 5.5% 11/1/20 (Pre-Refunded to 11/1/20 @ 100)	1,390,000	1,439,332
Crestview Loc School District BAN Series 2019, 3.5% 10/1/20 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,015,126
Fairborn Gen. Oblig. BAN Series 2019 B, 2% 9/3/20	1,330,000	1,335,726
Fairfield County Gen. Oblig. BAN Series 2018, 3% 4/29/20	2,000,000	2,007,467
Finneytown Local School District BAN Series 2020, 2.25% 4/15/20 (g)	1,000,000	1,002,790
Franklin County Rev. Bonds Series 2013 OH, 1.25%, tender 2/3/20 (b)	2,500,000	2,500,000
Highland Heights Gen. Oblig. BAN Series 2019, 3% 6/11/20	785,000	789,613
Indian Valley Loc School District BAN Series 2019, 2.5% 2/11/20	1,000,000	1,000,547
Lake County Gen. Oblig. BAN Series 2019:
2% 10/15/20	1,825,000	1,833,487
3% 1/16/20	1,000,000	1,000,362
3% 4/2/20	1,265,000	1,268,619
Licking County BAN Series 2019, 3% 5/8/20	1,500,000	1,506,442
Little Miami Local School District BAN Series 2019, 2% 11/17/20	2,000,000	2,010,547
Lorain BAN Series 2019, 3% 6/19/20 (Ohio Gen. Oblig. Guaranteed)	540,000	543,346
Mahoning County BAN Series 2019, 3% 9/16/20	1,000,000	1,011,942
Marysville Gen. Oblig. BAN Series 2019 C, 2.25% 8/20/20	1,215,000	1,221,838
Mason Gen. Oblig. BAN Series 2019, 2.75% 5/14/20	2,000,000	2,006,832
Moraine BAN Series 2019, 2.5% 6/25/20	1,000,000	1,004,208
Newark Gen. Oblig. BAN Series 2019:
2.25% 10/1/20	2,000,000	2,011,050
3% 4/2/20	1,125,000	1,127,490
Oakwood Village BAN Series 2019, 2.25% 9/17/20 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,006,938
Olmsted Falls BAN Series 2019, 3% 6/11/20 (Ohio Gen. Oblig. Guaranteed)	1,365,000	1,373,024
Perrysburg Gen. Oblig. BAN Series 2019, 2.5% 10/22/20	1,650,000	1,664,415
Seven Hills Gen. Oblig. BAN Series 2019, 3% 4/9/20	1,000,000	1,003,081
Southwest Local School District BAN Series 2019, 2% 11/12/20 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,005,965
Sycamore Cmnty. School District BAN Series 2019, 2.25% 4/15/20	1,000,000	1,002,845
Uhrichsville Recreational Facilities BAN Series 2019, 3% 6/19/20 (Ohio Gen. Oblig. Guaranteed)	1,625,000	1,634,869
Village of Obetz BAN Series 2019 B, 2% 11/20/20	1,000,000	1,005,406
Walton Hills BD Anticipation BAN Series 2019, 2% 11/19/20 (Ohio Gen. Oblig. Guaranteed)	1,495,000	1,502,797
		47,437,010
TOTAL OTHER MUNICIPAL SECURITY
(Cost $50,437,017)		50,437,017
	Shares	Value

Investment Company - 1.2%
Fidelity Municipal Cash Central Fund 1.65% (h)(i)
(Cost $2,708,739)	2,708,616	2,708,739
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $242,725,756)		242,725,756
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(2,785,426)
NET ASSETS - 100%		$239,940,330

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $15,675,000 or 6.5% of net assets.

 (e) Coupon rates are determined by re-marketing agents based on current market conditions.

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (h) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (i) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Alamo Cmnty. College District Rev. Bonds Series G-111, 1.81%, tender 5/1/20 (Liquidity Facility Royal Bank of Canada)	6/6/19	$100,000
Broward County Port Facilities Rev. Bonds Series G 115, 1.86%, tender 3/2/20 (Liquidity Facility Royal Bank of Canada)	9/26/19	$100,000
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 1.79%, tender 4/1/20 (Liquidity Facility Royal Bank of Canada)	5/16/19	$100,000
Denver City & County Arpt. Rev. Bonds Series G-114, 1.86%, tender 6/1/20 (Liquidity Facility Royal Bank of Canada)	6/6/19	$100,000
Middletown Hosp. Facilities Rev. Participating VRDN Series Floaters 00 31 44, 1.76% 2/11/20 (Liquidity Facility Barclays Bank PLC)	9/14/17 - 10/9/19	$7,900,000
Ohio Higher Edl. Facility Commission Rev. Participating VRDN Series 2017, 1.76% 2/11/20 (Liquidity Facility Barclays Bank PLC)	1/11/18 - 11/21/18	$3,600,000
Ohio Univ. Gen. Receipts Athens Bonds Series Floaters G 27, 1.81%, tender 6/1/20 (Liquidity Facility Royal Bank of Canada)	7/12/18 - 10/23/19	$3,775,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$217,814
Total	$217,814

Amounts in the income column in the above table exclude any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $240,017,017)	$240,017,017
Fidelity Central Funds (cost $2,708,739)	2,708,739
Total Investment in Securities (cost $242,725,756)		$242,725,756
Cash		31,823
Receivable for fund shares sold		39,451
Interest receivable		953,981
Distributions receivable from Fidelity Central Funds		11,985
Prepaid expenses		350
Other receivables		20
Total assets		243,763,366
Liabilities
Payable for investments purchased
Regular delivery	$2,400,000
Delayed delivery	1,002,790
Payable for fund shares redeemed	277,254
Distributions payable	6,362
Accrued management fee	71,053
Other affiliated payables	30,816
Other payables and accrued expenses	34,761
Total liabilities		3,823,036
Net Assets		$239,940,330
Net Assets consist of:
Paid in capital		$239,956,307
Total accumulated earnings (loss)		(15,977)
Net Assets		$239,940,330
Net Asset Value, offering price and redemption price per share ($239,940,330 ÷ 239,631,973 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Interest		$4,034,273
Income from Fidelity Central Funds		217,814
Total income		4,252,087
Expenses
Management fee	$934,805
Transfer agent fees	363,276
Accounting fees and expenses	41,250
Custodian fees and expenses	2,594
Independent trustees' fees and expenses	1,079
Registration fees	25,223
Audit	38,160
Legal	1,616
Miscellaneous	1,085
Total expenses before reductions	1,409,088
Expense reductions	(1,510)
Total expenses after reductions		1,407,578
Net investment income (loss)		2,844,509
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	20,542
Capital gain distributions from Fidelity Central Funds	131
Total net realized gain (loss)		20,673
Net increase in net assets resulting from operations		$2,865,182

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,844,509	$3,363,621
Net realized gain (loss)	20,673	(6,823)
Net increase in net assets resulting from operations	2,865,182	3,356,798
Distributions to shareholders	(3,071,695)	(3,363,936)
Share transactions
Proceeds from sales of shares	34,861,373	48,608,768
Reinvestment of distributions	2,958,373	3,258,209
Cost of shares redeemed	(96,409,025)	(172,233,279)
Net increase (decrease) in net assets and shares resulting from share transactions	(58,589,279)	(120,366,302)
Total increase (decrease) in net assets	(58,795,792)	(120,373,440)
Net Assets
Beginning of period	298,736,122	419,109,562
End of period	$239,940,330	$298,736,122
Other Information
Shares
Sold	34,861,373	48,608,768
Issued in reinvestment of distributions	2,958,373	3,258,209
Redeemed	(96,409,025)	(172,233,279)
Net increase (decrease)	(58,589,279)	(120,366,302)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Ohio Municipal Money Market Fund

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.011	.010	.004	.001	–A
Net realized and unrealized gain (loss)	.001	–A	–A	–A	–A
Total from investment operations	.012	.010	.004	.001	–A
Distributions from net investment income	(.011)	(.010)	(.004)	(.001)	–A
Distributions from net realized gain	(.001)	–	–A	–A	–A
Total distributions	(.012)	(.010)	(.004)	(.001)	–A
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	1.16%	.98%	.42%	.09%	.01%
Ratios to Average Net AssetsC,D
Expenses before reductions	.53%	.53%	.53%	.52%	.52%
Expenses net of fee waivers, if any	.53%	.53%	.52%	.37%	.07%
Expenses net of all reductions	.53%	.53%	.52%	.36%	.07%
Net investment income (loss)	1.08%	.96%	.40%	.07%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$239,940	$298,736	$419,110	$585,637	$1,250,546

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019

1. Organization.

Fidelity Ohio Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Ohio Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Ohio.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Income Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, market discount, capital loss carryforwards and losses deferred due to futures transactions.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Ohio Municipal Income Fund	$636,473,437	$37,365,403	$(139,415)	$37,225,988
Fidelity Ohio Municipal Money Market Fund	242,725,756	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Ohio Municipal Income Fund	$86,030	$–	$88,986	$–	$37,210,176
Fidelity Ohio Municipal Money Market Fund	–	–	–	(15,976)	–

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total capital loss carryfoward
Fidelity Ohio Municipal Money Market Fund	(15,976)	(–)	(15,976)

The tax character of distributions paid was as follows:

December 31, 2019
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Ohio Municipal Income Fund	$16,903,715	$–	$1,341,524	$18,245,239
Fidelity Ohio Municipal Money Market Fund	2,844,134	227,561	–	3,071,695

December 31, 2018
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Ohio Municipal Income Fund	$17,354,556	$1,721,776	$19,076,332
Fidelity Ohio Municipal Money Market Fund	3,363,936	–	3,363,936

Delayed Delivery Transactions and When-Issued Securities. During the period, the Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. The Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $144,421,233 and $61,265,093, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Ohio Municipal Income Fund	.25%	.10%	.35%
Fidelity Ohio Municipal Money Market Fund	.25%	.10%	.35%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Ohio Municipal Income Fund	.09%
Fidelity Ohio Municipal Money Market Fund	.14%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Ohio Municipal Income Fund	.02
Fidelity Ohio Municipal Money Market Fund	.02

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Ohio Municipal Income Fund	$1,686

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Ohio Municipal Income Fund	$2,310

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Ohio Municipal Income Fund	$3,088
Fidelity Ohio Municipal Money Market Fund	1,510

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC."

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Fidelity Ohio Municipal Income and Fidelity Ohio Municipal Money Market Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Ohio Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) and Fidelity Ohio Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) (hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 277 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Fidelity Ohio Municipal Income Fund	.47%
Actual		$1,000.00	$1,020.60	$2.39
Hypothetical-C		$1,000.00	$1,022.84	$2.40
Fidelity Ohio Municipal Money Market Fund	.52%
Actual		$1,000.00	$1,004.70	$2.63
Hypothetical-C		$1,000.00	$1,022.58	$2.65

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Ohio Municipal Income Fund	02/10/2020	02/07/2020	$0.002
Fidelity Ohio Municipal Money Market Fund	02/10/2020	02/07/2020	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2019, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Ohio Municipal Income Fund	$1,363,077

During fiscal year ended 2019, 100% of each fund's income dividends were free from federal income tax, and 1.55% and 28.58% of Fidelity Ohio Municipal Income Fund and Fidelity Ohio Municipal Money Market Fund's income dividends, respectively, were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Ohio Municipal Income Fund / Fidelity Ohio Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Approval of Amended and Restated Advisory Contracts.  At its September 2019 meeting, the Board also unanimously determined to approve amended and restated management contracts and sub-advisory agreements (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, Fidelity Investments Money Management, Inc. (FIMM) expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreements with FIMM upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance (for Fidelity Ohio Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in September 2018 and December 2018.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for Fidelity Ohio Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a peer group.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Ohio Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2018.

Fidelity Ohio Municipal Money Market Fund

The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national municipal money market funds to create a single mapped group. The Board considered that Fidelity is the only firm that offers an Ohio money market fund.

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2018. The Board also noted that the management fee rate was four BP above the Total Mapped Group median and seven BP above the ASPG median.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that Fidelity Ohio Municipal Income Fund's total expense ratio ranked below the competitive median for 2018 and Fidelity Ohio Municipal Money Market Fund's total expense ratio ranked above the competitive median for 2018. The Board considered that, in general, various factors can affect total expense ratios. The Board considered that the competitive data for Fidelity Ohio Municipal Money Market Fund reflects periods for which many competitor funds waived fees or reimbursed expenses in order to maintain a minimum yield. The Board also considered that, as interest rates rise, many competitors have eliminated such waivers, but the externally sourced competitive data for 2018 had not yet caught up to the fiscal periods during which competitors have stopped waiving fees to maintain minimum yields. The Board noted that, excluding fee waivers and reimbursements, the fund's total expense ratio ranked above the median, but the difference in total expense ratio was 3 BP.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed and each fund's Amended and Restated Contracts should be approved.

OFF-ANN-0220
1.540019.122

Fidelity® Pennsylvania Municipal Income Fund

Fidelity® Pennsylvania Municipal Money Market Fund

Annual Report

December 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Pennsylvania Municipal Income Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Pennsylvania Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Fidelity® Pennsylvania Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Pennsylvania Municipal Income Fund	7.71%	3.49%	4.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Pennsylvania Municipal Income Fund on December 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$15,175	Fidelity® Pennsylvania Municipal Income Fund
$15,295	Bloomberg Barclays Municipal Bond Index

Fidelity® Pennsylvania Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a healthy gain in 2019, supported by strong supply/demand dynamics for much of the year. The Bloomberg Barclays Municipal Bond Index rose 7.54%. Gross municipal bond issuance remained below the long-term historical average, partly due to the elimination of tax-exempt advance refundings under the tax law passed in December 2017, historically a significant source of supply. The cap on the federal deduction for state and local taxes made tax-exempt debt attractive, particularly in high-tax states. The muni market rose strongly from early 2019 into mid-August amid growing evidence of a global economic slowdown and heightened international trade tension that led to a series of rate cuts by the U.S. Federal Reserve. Reversing a roughly three-year cycle of rate hikes, the Fed cut policy interest rates by 25 basis points in July, followed by rate cuts of 25 basis points each in September and October. The muni market returned -0.80% in September as the technical environment became less supportive. The market rose 0.74% for the fourth quarter as a whole, held back by increased supply of new bonds and the Fed’s shift to a neutral-rate stance.

Comments from Co-Portfolio Managers Cormac Cullen, Elizah McLaughlin and Kevin Ramundo:  For the year, the fund gained 7.71%, lagging, net of fees, the 8.10% advance of the state benchmark, the Bloomberg Barclays Pennsylvania Enhanced Municipal Bond Blended Index. In managing the fund the past 12 months, we continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return over time. Differences in the way fund holdings and index components were priced detracted from performance versus the state benchmark. Our overweighting in certain health care bonds with short call dates also detracted because they lagged the index. Additionally, underweightings in bonds issued by the commonwealth and the Pennsylvania Turnpike Commission hurt the fund's relative performance because they were strong performers. In contrast, the fund's underweighting in bonds issued by Tower Health contributed to the relative result. These securities performed poorly following a downgrade of the underlying issuer by several credit-rating agencies. Our yield-curve positioning also added value. Overweightings in seven- to 10-year bonds boosted relative performance for most of the past year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On March 1, 2020, Michael Maka will assume co-management responsibilities for the fund. He will eventually succeed Kevin Ramundo, who will be retiring from Fidelity on June 30, 2020, after more than 20 years with the firm.

Fidelity® Pennsylvania Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2019

% of fund's net assets
Health Care	25.3
General Obligations	25.1
Education	16.8
Transportation	12.9
Water & Sewer	9.0

Quality Diversification (% of fund's net assets)

As of December 31, 2019
AA,A	81.7%
BBB	9.2%
BB and Below	3.4%
Not Rated	1.3%
Short-Term Investments and Net Other Assets	4.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Pennsylvania Municipal Income Fund

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Municipal Bonds - 95.7%
	Principal Amount	Value
Guam - 0.1%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C, 6.25% 10/1/34 (a)	700,000	803,852
Pennsylvania - 94.2%
Adams County Indl. Dev. Auth. Rev. (Gettysburg College Proj.) Series 2010, 5% 8/15/24	1,000,000	1,022,070
Allegheny County Series C:
5% 12/1/28	$1,000,000	$1,165,510
5% 12/1/30	1,365,000	1,580,520
Allegheny County Arpt. Auth. Rev. Series 2006 B, 5% 1/1/22 (Escrowed to Maturity) (a)	1,650,000	1,769,807
Allegheny County Higher Ed. Bldg. Auth. Univ. Rev.:
Series 2017, 5% 10/15/47	1,210,000	1,335,719
Series 2018:
5% 3/1/33	1,570,000	1,922,167
5% 3/1/34	2,250,000	2,748,848
Allegheny County Hosp. Dev. Auth. Rev. Series 2019 A:
4% 7/15/37	1,600,000	1,793,168
4% 7/15/38	1,400,000	1,564,696
4% 7/15/39	1,250,000	1,390,938
Allegheny County Sanitation Auth. Swr. Rev.:
Series 2018, 5% 6/1/43	4,750,000	5,714,203
5% 12/1/29 (Build America Mutual Assurance Insured)	3,905,000	4,620,357
Butler County Hosp. Auth. Hosp. Rev. (Butler Health Sys. Proj.) Series 2015 A:
5% 7/1/26	500,000	579,135
5% 7/1/27	490,000	566,215
5% 7/1/28	540,000	624,343
5% 7/1/29	710,000	821,257
5% 7/1/30	685,000	789,134
5% 7/1/35	1,885,000	2,144,583
5% 7/1/39	6,675,000	7,522,325
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/28	1,300,000	1,643,174
5% 7/15/30	1,500,000	1,863,030
5% 7/15/31	1,250,000	1,545,313
Central Bradford Prog. Auth. Rev. Series 2011, 5.375% 12/1/41 (Pre-Refunded to 12/1/21 @ 100)	2,000,000	2,157,280
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.):
Series 2011, 7% 11/15/46 (Pre-Refunded to 11/15/21 @ 100)	2,000,000	2,213,060
Series 2016 A:
4% 11/15/32	350,000	382,361
4% 11/15/34	250,000	272,168
4% 11/15/35	200,000	217,278
5% 11/15/28	840,000	995,089
5% 11/15/29	1,625,000	1,917,874
5% 11/15/30	685,000	805,368
5% 11/15/46	6,605,000	7,466,754
Series 2016 B:
4% 11/15/40	600,000	641,040
4% 11/15/47	3,605,000	3,818,380
Series 2018 A:
5% 11/15/26	1,140,000	1,376,675
5% 11/15/27	225,000	276,255
5% 11/15/28	200,000	244,584
5% 11/15/29	200,000	244,064
Commonwealth Fing. Auth. Rev.:
Series 2013 A2:
5% 6/1/24	800,000	867,608
5% 6/1/25	1,175,000	1,272,549
5% 6/1/26	1,250,000	1,351,888
Series 2019 B:
5% 6/1/28	1,000,000	1,240,840
5% 6/1/29	1,000,000	1,260,050
5% 6/1/30	1,000,000	1,274,920
5% 6/1/31	1,150,000	1,485,087
Series 2020 A:
5% 6/1/31 (b)	3,500,000	4,408,005
5% 6/1/32 (b)	3,500,000	4,392,710
Cumberland County Muni. Auth. Rev. (Dickinson College Proj.):
Series 2012, 5% 11/1/37	1,520,000	1,654,277
Series 2016:
5% 5/1/30	1,000,000	1,191,400
5% 5/1/31	500,000	592,005
5% 5/1/32	750,000	884,033
5% 5/1/33	2,210,000	2,599,115
5% 5/1/34	1,000,000	1,174,010
Dallas Area Muni. Auth. Univ. Rev. (Misericordia Univ. Proj.) Series 2019:
5% 5/1/39	1,100,000	1,246,553
5% 5/1/48	4,000,000	4,463,560
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/34	1,275,000	1,498,533
5% 6/1/35	1,000,000	1,172,890
5% 6/1/36	500,000	585,160
Delaware County Auth. Rev. Series 2017, 5% 7/1/25	1,000,000	1,132,330
Delaware County Auth. Univ. Rev. Series 2012:
5% 8/1/21	350,000	371,347
5% 8/1/22	300,000	329,319
Doylestown Hosp. Auth. Hosp. Rev.:
Series 2013 A:
5% 7/1/23	1,090,000	1,203,109
5% 7/1/27	2,500,000	2,740,650
Series 2016 A, 5% 7/1/46	3,500,000	3,912,720
Series 2019, 4% 7/1/45	1,350,000	1,409,063
Dubois Hosp. Auth. Hosp. Rev. (Penn Highlands Healthcare Proj.) Series 2018, 5% 7/15/25	200,000	235,684
Erie County Hosp. Auth. Rev. (Saint Vincent Health Ctr. Proj.) Series 2010 A, 7% 7/1/27 (Pre-Refunded to 7/1/20 @ 100)	2,750,000	2,828,678
Fox Chapel Area School District Series 2013:
5% 8/1/31	3,080,000	3,405,556
5% 8/1/34	1,000,000	1,103,240
Franklin County Indl. Dev. Auth. (The Chambersburg Hosp. Proj.) Series 2010:
5.3% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	1,770,000	1,806,374
5.375% 7/1/42 (Pre-Refunded to 7/1/20 @ 100)	2,130,000	2,174,560
Geisinger Auth. Health Sys. Rev.:
Series 2014 A, 4% 6/1/41	2,000,000	2,121,160
Series 2017 A2, 5% 2/15/39	1,880,000	2,225,074
Indiana County Hosp. Auth. Series 2014 A:
5% 6/1/20	650,000	656,717
6% 6/1/39	1,625,000	1,767,626
Lackawanna County Indl. Dev. Auth. Rev. (Univ. of Scranton Proj.) Series 2017:
5% 11/1/24	590,000	684,022
5% 11/1/25	665,000	785,299
5% 11/1/27	1,105,000	1,347,724
Lancaster County Hosp. Auth. Health Ctr. Rev. Series 2016:
5% 8/15/31	1,000,000	1,205,620
5% 8/15/33	1,000,000	1,197,370
5% 8/15/34	1,000,000	1,193,720
5% 8/15/36	1,000,000	1,185,720
Lehigh County Gen. Purp. Auth. Rev. (Muhlenberg College Proj.) Series 2017, 5% 2/1/39	4,010,000	4,716,923
Lehigh County Gen. Purp. Hosp. Rev. Series 2019 A, 5% 7/1/36	2,905,000	3,549,678
Lower Paxton Township Series 2014:
5% 4/1/40	3,420,000	3,878,964
5% 4/1/44	1,295,000	1,464,723
Monroe County Hosp. Auth. Rev. Series 2016, 5% 7/1/33	3,675,000	4,307,578
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
5% 10/1/20	215,000	219,462
5% 10/1/21	245,000	256,792
5% 10/1/22	275,000	295,680
5% 10/1/23	1,305,000	1,435,970
5% 10/1/24	335,000	376,580
5% 10/1/25	750,000	842,708
5% 10/1/26	1,000,000	1,120,380
5% 10/1/27	1,000,000	1,117,160
Series 2016 A, 5% 10/1/40	4,000,000	4,432,040
Series 2018 A, 5% 9/1/26	1,500,000	1,816,740
Series 2019:
4% 9/1/34	2,500,000	2,821,275
4% 9/1/35	1,400,000	1,574,986
4% 9/1/36	1,200,000	1,345,764
4% 9/1/37	1,000,000	1,115,150
Montgomery County Indl. Dev. Auth. Series 2017:
5% 12/1/33	2,150,000	2,622,162
5% 12/1/35	1,000,000	1,213,870
5% 12/1/36	2,660,000	3,223,175
5% 12/1/37	1,515,000	1,828,287
Montour School District Series 2015 A:
5% 4/1/41	1,000,000	1,147,780
5% 4/1/42	1,000,000	1,144,680
Northampton County Gen. Purp. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2018 A:
4% 8/15/48	4,500,000	4,792,005
5% 8/15/43	2,000,000	2,359,200
5% 8/15/48	2,500,000	2,944,725
Northampton County Gen. Purp. College Rev. (Lafayette College Proj.) Series 2017, 5% 11/1/47	2,170,000	2,578,069
Pennsylvania Ctfs. Prtn. Series 2018 A:
5% 7/1/28	400,000	497,312
5% 7/1/29	300,000	371,175
5% 7/1/30	375,000	461,655
5% 7/1/31	425,000	521,195
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/24	1,745,000	1,874,601
5% 3/1/25	3,255,000	3,494,568
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2019 B1, 1.45%, tender 1/15/20 (a)(c)	2,750,000	2,749,987
(Waste Mgmt., Inc. Proj.) Series 2017 A, 1.7%, tender 8/3/20 (a)(c)	5,220,000	5,226,623
Pennsylvania Gen. Oblig.:
Series 2015, 5% 3/15/33	2,880,000	3,325,018
Series 2017, 5% 1/1/28	7,000,000	8,548,105
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.) Series 2016, 5% 5/1/35	2,000,000	2,321,420
(Thomas Jefferson Univ. Proj.) Series 2012:
5% 3/1/20	300,000	301,789
5% 3/1/22	275,000	296,783
5% 3/1/23	585,000	639,142
First Series 2012:
5% 4/1/21	500,000	523,900
5% 4/1/22	600,000	649,332
5% 4/1/23	800,000	864,848
5% 4/1/24	1,100,000	1,187,890
Series 2010 E, 5% 5/15/31	2,500,000	2,533,400
Series 2016, 5% 5/1/33	2,200,000	2,567,422
Series 2017 A, 5% 8/15/46	3,000,000	3,571,860
Series 2018 A, 5% 2/15/48	4,000,000	4,839,000
Series 2019 A:
4% 3/1/37	750,000	847,905
5% 3/1/36	1,000,000	1,239,300
5% 3/1/38	1,000,000	1,230,600
5% 3/1/39	1,000,000	1,227,360
Series 2019:
4% 12/1/44	1,000,000	1,118,580
4% 12/1/48	1,000,000	1,114,550
Series AT-1 5% 6/15/31	5,000,000	5,928,550
Pennsylvania Hsg. Fin. Agcy.:
Series 2019 130A, 4% 10/1/49	2,000,000	2,163,860
Series 2019 131, 3.5% 4/1/49	5,000,000	5,346,900
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of Harrisburg Proj.):
Series 2014 B2:
5% 12/1/24 (Build America Mutual Assurance Insured)	1,250,000	1,458,188
5% 12/1/25 (Build America Mutual Assurance Insured)	1,250,000	1,451,963
5% 12/1/26 (Build America Mutual Assurance Insured)	1,250,000	1,447,525
5% 12/1/27 (Build America Mutual Assurance Insured)	1,010,000	1,166,146
Series 2016 A, 5% 12/1/28 (FSA Insured)	5,690,000	6,780,773
Pennsylvania State Univ.:
Series 2015 A:
5% 9/1/30	1,100,000	1,304,776
5% 9/1/31	1,415,000	1,673,322
Series 2019 A, 5% 9/1/48	6,390,000	7,861,234
Pennsylvania Tpk. Commission Tpk. Rev.:
(Sub Lien Proj.) Series 2017 B-1, 5% 6/1/34	5,000,000	5,984,250
Series 2013 A2, 5% 12/1/38	2,500,000	3,024,900
Series 2014 A, 5% 12/1/31	865,000	999,724
Series 2014 A2, 0% 12/1/40 (d)	5,500,000	5,455,615
Series 2017 A1:
5% 12/1/30	3,500,000	4,328,030
5% 12/1/31	2,000,000	2,466,240
5% 12/1/33	1,500,000	1,840,170
Series 2018 A2, 5% 12/1/43	5,000,000	6,058,500
Philadelphia Arpt. Rev.:
Series 2017 A, 5% 7/1/42	350,000	416,220
Series 2017 B:
5% 7/1/25 (a)	5,500,000	6,507,215
5% 7/1/31 (a)	1,000,000	1,201,210
5% 7/1/33 (a)	2,250,000	2,688,863
5% 7/1/37 (a)	5,065,000	5,993,009
5% 7/1/42 (a)	4,000,000	4,678,600
5% 7/1/47 (a)	3,035,000	3,525,092
Philadelphia Auth. for Indl. Dev. Series 2017, 5% 11/1/47	5,000,000	5,574,900
Philadelphia Gas Works Rev.:
Series 9, 5.25% 8/1/40	5,300,000	5,414,162
5% 8/1/29	2,000,000	2,351,820
5% 8/1/30	1,500,000	1,757,475
5% 8/1/31	1,100,000	1,285,405
5% 10/1/33	1,500,000	1,780,080
5% 10/1/34	500,000	591,505
Philadelphia Gen. Oblig.:
Series 2017 A, 5% 8/1/30	1,500,000	1,828,410
Series 2019 B:
5% 2/1/38	3,000,000	3,688,950
5% 2/1/39	2,500,000	3,058,525
Philadelphia Hospitals & Higher Ed. Facilities Auth. Hosp. Rev. (Children's Hosp. of Philadelphia Proj.) Series 2011 D, 5% 7/1/32	2,500,000	2,635,275
Philadelphia Redev. Auth. Rev.:
Series 2012:
5% 4/15/21	1,000,000	1,044,820
5% 4/15/25	2,230,000	2,402,870
Series 2015 A, 5% 4/15/29	3,000,000	3,481,470
Philadelphia School District:
Series 2010 C, 5% 9/1/21	4,000,000	4,100,280
Series 2016 F, 5% 9/1/34	4,000,000	4,686,400
Series 2018 A:
5% 9/1/29	1,250,000	1,543,650
5% 9/1/30	1,000,000	1,225,700
5% 9/1/33	1,000,000	1,214,290
Series 2019 A:
4% 9/1/37	2,100,000	2,339,904
4% 9/1/38	2,300,000	2,552,034
4% 9/1/39	2,000,000	2,214,740
Philadelphia Wtr. & Wastewtr. Rev.:
Series 2010 C, 5% 8/1/40 (Pre-Refunded to 8/1/20 @ 100)	4,000,000	4,090,040
Series 2011 A, 5% 1/1/41	2,715,000	2,798,215
Series 2015 B, 5% 7/1/30	3,500,000	4,103,540
Series 2017 B:
5% 11/1/29	3,000,000	3,725,040
5% 11/1/30	3,700,000	4,562,544
Pittsburgh & Allegheny County Parking Sys. Series 2017:
5% 12/15/31	1,000,000	1,198,040
5% 12/15/32	500,000	596,395
5% 12/15/33	500,000	595,965
Pittsburgh & Allegheny County Sports & Exhibition Auth. Series 2012, 5% 2/1/25 (FSA Insured)	2,250,000	2,450,070
Pittsburgh Gen. Oblig.:
Series 2012 A, 5% 9/1/22	2,000,000	2,200,000
Series 2014:
5% 9/1/23 (Build America Mutual Assurance Insured)	575,000	655,017
5% 9/1/28 (Build America Mutual Assurance Insured)	1,300,000	1,506,882
5% 9/1/29 (Build America Mutual Assurance Insured)	1,015,000	1,171,939
5% 9/1/31 (Build America Mutual Assurance Insured)	1,165,000	1,335,847
5% 9/1/32 (Build America Mutual Assurance Insured)	1,000,000	1,144,070
Pittsburgh School District:
Series 2014 A, 5% 9/1/23	1,000,000	1,101,390
Series 2015:
5% 9/1/22 (FSA Insured)	885,000	975,713
5% 9/1/23 (FSA Insured)	1,085,000	1,236,824
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.:
Series 2019 A, 5% 9/1/44 (FSA Insured)	3,600,000	4,382,604
Series 2019 B:
4% 9/1/34 (FSA Insured)	2,000,000	2,292,160
4% 9/1/35 (FSA Insured)	400,000	456,992
Reading School District Series 2017:
5% 3/1/35 (FSA Insured)	1,000,000	1,186,530
5% 3/1/36 (FSA Insured)	1,050,000	1,242,791
5% 3/1/37 (FSA Insured)	1,600,000	1,883,264
Southcentral Pennsylvania Gen. Auth. Rev.:
Series 2015:
4% 12/1/30	1,040,000	1,134,151
5% 12/1/20	30,000	30,985
5% 12/1/22	30,000	33,150
5% 12/1/27	1,480,000	1,753,104
5% 12/1/29	1,000,000	1,172,150
Series 2019 A, 4% 6/1/49	4,650,000	5,135,181
Susquehanna Area Reg'l. Arp Auth. Series 2017:
5% 1/1/35 (a)	1,000,000	1,158,460
5% 1/1/38 (a)	1,125,000	1,291,635
Union County Hosp. Auth. Rev. Series 2018 B, 5% 8/1/48	4,500,000	5,140,170
West Mifflin Area School District Series 2016:
5% 4/1/24 (FSA Insured)	1,250,000	1,410,763
5% 4/1/26 (FSA Insured)	1,000,000	1,179,050
5% 4/1/28 (FSA Insured)	1,390,000	1,640,520
West Shore Area Auth. Hosp. Rev. Series 2011 B, 5.75% 1/1/41	1,500,000	1,623,510
Westmoreland County Indl. Dev. Auth. Rev. (Excela Health Proj.) Series 2010 A:
5% 7/1/25	4,465,000	4,540,057
5.25% 7/1/20	1,000,000	1,018,853
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series 2001 A:
0% 8/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500,000	2,477,674
0% 8/15/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,550,000	6,288,721

TOTAL PENNSYLVANIA		486,523,989

Pennsylvania, New Jersey - 1.4%
Delaware River Joint Toll Bridge Commission Pennsylvania-New Jersey Bridge Rev. Series 2012 A:
5% 7/1/22	500,000	547,830
5% 7/1/23	1,000,000	1,094,880
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Series 2018 A:
5% 1/1/37	1,000,000	1,246,370
5% 1/1/38	1,300,000	1,613,547
5% 1/1/39	1,000,000	1,237,030
5% 1/1/40	1,100,000	1,356,223

TOTAL PENNSYLVANIA, NEW JERSEY		7,095,880

TOTAL MUNICIPAL BONDS
(Cost $468,594,380)		494,423,721

Municipal Notes - 4.9%
Pennsylvania - 4.9%
Allegheny County Hosp. Dev. Auth. Rev. Participating VRDN:
Series Floaters E 110, 1.7% 1/2/20 (Liquidity Facility Royal Bank of Canada) (c)(e)(f)	1,990,000	$1,990,000
Series Floaters E 111, 1.7% 1/2/20 (Liquidity Facility Royal Bank of Canada) (c)(e)(f)	1,630,000	1,630,000
Bucks County Indl. Dev. Auth. Hosp. Rev. (Grand View Hosp. Proj.) Series 2008 A, 1.6% 1/7/20, LOC TD Banknorth, NA, VRDN (c)	2,490,000	2,490,000
Geisinger Auth. Health Sys. Rev. Participating VRDN Series Floaters XF 05 43, 1.64% 1/7/20 (Liquidity Facility Royal Bank of Canada) (c)(e)(f)	500,000	500,000
Lancaster County Hosp. Auth. Health Ctr. Rev. (Masonic Homes Proj.) Series 2008 D, 1.61% 1/2/20, LOC JPMorgan Chase Bank, VRDN (c)	3,045,000	3,045,000
Pennsylvania Tpk. Commission Registration Fee Rev. Participating VRDN Series Putters 5024, 1.73% 1/2/20 (Liquidity Facility JPMorgan Chase Bank) (c)(e)(f)(g)	820,000	820,000
Pennsylvania Tpk. Commission Tpk. Rev. Participating VRDN Series XM 07 46, 1.82% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (c)(e)(f)	3,860,000	3,860,000
Philadelphia Auth. Indl. Dev. Lease Rev. Series 2007 B2, 1.6% 1/7/20, LOC TD Banknorth, NA, VRDN (c)	3,800,000	3,800,000
Philadelphia Hospitals & Higher Ed. Facilities Auth. Hosp. Rev. (The Children'S Hosp. of Philadelphia Proj.) Series 2011 A, 1.67% 1/2/20 (Liquidity Facility Wells Fargo Bank NA), VRDN (c)	200,000	200,000
Philadelphia School District TRAN Series 2019 C, 4% 3/31/20	6,900,000	6,949,146
Philadelphia Wtr. & Wastewtr. Rev. Series 1997 B, 1.6% 1/7/20, LOC TD Banknorth, NA, VRDN (c)	215,000	215,000
TOTAL MUNICIPAL NOTES
(Cost $25,493,470)		25,499,146
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $494,087,850)		519,922,867
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(3,205,789)
NET ASSETS - 100%		$516,717,078

Security Type Abbreviations

TRAN – TAX AND REVENUE ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (e) Provides evidence of ownership in one or more underlying municipal bonds.

 (f) Coupon rates are determined by re-marketing agents based on current market conditions.

 (g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $820,000 or 0.2% of net assets.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Health Care	25.3%
General Obligations	25.1%
Education	16.8%
Transportation	12.9%
Water & Sewer	9.0%
Others* (Individually Less Than 5%)	10.9%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $494,087,850)		$519,922,867
Receivable for fund shares sold		292,768
Interest receivable		5,949,257
Prepaid expenses		649
Other receivables		369
Total assets		526,165,910
Liabilities
Payable to custodian bank	$209,448
Payable for investments purchased on a delayed delivery basis	8,421,805
Payable for fund shares redeemed	188,187
Distributions payable	382,428
Accrued management fee	150,720
Other affiliated payables	48,238
Other payables and accrued expenses	48,006
Total liabilities		9,448,832
Net Assets		$516,717,078
Net Assets consist of:
Paid in capital		$490,384,348
Total accumulated earnings (loss)		26,332,730
Net Assets		$516,717,078
Net Asset Value, offering price and redemption price per share ($516,717,078 ÷ 45,367,185 shares)		$11.39

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Interest		$15,810,307
Expenses
Management fee	$1,733,737
Transfer agent fees	393,525
Accounting fees and expenses	126,585
Custodian fees and expenses	3,843
Independent trustees' fees and expenses	1,927
Registration fees	23,062
Audit	55,557
Legal	5,864
Miscellaneous	2,779
Total expenses before reductions	2,346,879
Expense reductions	(4,215)
Total expenses after reductions		2,342,664
Net investment income (loss)		13,467,643
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		2,960,409
Total net realized gain (loss)		2,960,409
Change in net unrealized appreciation (depreciation) on investment securities		19,347,996
Net gain (loss)		22,308,405
Net increase (decrease) in net assets resulting from operations		$35,776,048

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,467,643	$13,324,110
Net realized gain (loss)	2,960,409	741,589
Change in net unrealized appreciation (depreciation)	19,347,996	(10,508,596)
Net increase (decrease) in net assets resulting from operations	35,776,048	3,557,103
Distributions to shareholders	(15,849,985)	(14,772,428)
Share transactions
Proceeds from sales of shares	90,587,027	79,027,190
Reinvestment of distributions	9,874,916	9,313,841
Cost of shares redeemed	(56,189,774)	(105,011,723)
Net increase (decrease) in net assets resulting from share transactions	44,272,169	(16,670,692)
Total increase (decrease) in net assets	64,198,232	(27,886,017)
Net Assets
Beginning of period	452,518,846	480,404,863
End of period	$516,717,078	$452,518,846
Other Information
Shares
Sold	8,040,782	7,249,452
Issued in reinvestment of distributions	872,528	854,361
Redeemed	(4,980,195)	(9,646,855)
Net increase (decrease)	3,933,115	(1,543,042)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Pennsylvania Municipal Income Fund

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.92	$11.18	$10.97	$11.31	$11.34
Income from Investment Operations
Net investment income (loss)A	.310	.314	.328	.336	.358
Net realized and unrealized gain (loss)	.523	(.226)	.257	(.291)	.013
Total from investment operations	.833	.088	.585	.045	.371
Distributions from net investment income	(.307)	(.314)	(.328)	(.336)	(.358)
Distributions from net realized gain	(.056)	(.034)	(.047)	(.049)	(.043)
Total distributions	(.363)	(.348)	(.375)	(.385)	(.401)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$11.39	$10.92	$11.18	$10.97	$11.31
Total ReturnC	7.71%	.84%	5.41%	.34%	3.33%
Ratios to Average Net AssetsD
Expenses before reductions	.48%	.48%	.48%	.49%	.49%
Expenses net of fee waivers, if any	.48%	.48%	.48%	.49%	.49%
Expenses net of all reductions	.48%	.48%	.48%	.49%	.49%
Net investment income (loss)	2.74%	2.88%	2.95%	2.95%	3.17%
Supplemental Data
Net assets, end of period (000 omitted)	$516,717	$452,519	$480,405	$452,516	$468,086
Portfolio turnover rate	20%	15%	12%	18%	17%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification as of December 31, 2019

Days	% of fund's investments
1 - 7	89.5
8 - 30	0.5
31 - 60	1.9
61 - 90	1.7
91 - 180	2.9
> 180	3.5

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2019
Variable Rate Demand Notes (VRDNs)	31.0%
Tender Option Bond	53.8%
Other Municipal Security	6.6%
Investment Companies	8.4%
Net Other Assets (Liabilities)	0.2%

Current 7-Day Yields

12/31/19
Fidelity® Pennsylvania Municipal Money Market Fund	1.10%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Fidelity® Pennsylvania Municipal Money Market Fund

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Variable Rate Demand Note - 31.0%
	Principal Amount	Value
Alabama - 0.4%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 1.82% 1/7/20, VRDN (a)(b)	$800,000	$800,000
Arkansas - 0.1%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1998, 1.82% 1/7/20, VRDN (a)(b)	200,000	200,000
Indiana - 0.2%
Indiana Dev. Fin. Auth. Envir. Rev. (PSI Energy Proj.) Series 2003 A, 1.61% 1/7/20, VRDN (a)(b)	400,000	400,000
Kansas - 0.4%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.):
Series 2007 A, 1.75% 1/7/20, VRDN (b)	100,000	100,000
Series 2007 B, 1.75% 1/7/20, VRDN (b)	300,000	300,000
St. Mary's Kansas Poll. Cont. Rev. Series 1994, 1.65% 1/7/20, VRDN (b)	500,000	500,000
		900,000
Louisiana - 0.3%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 A1, 1.77% 1/7/20, VRDN (b)	700,000	700,000
Nebraska - 0.2%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 1.82% 1/7/20, VRDN (a)(b)	400,000	400,000
North Carolina - 0.1%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth. (Nucor Corp. Proj.) Series 2000 A, 1.61% 1/7/20, VRDN (a)(b)	100,000	100,000
Pennsylvania - 28.5%
Allegheny County Hosp. Dev. Auth. Rev. (Children's Institute Pittsburgh Proj.) Series 2005 B, 1.75% 1/7/20, LOC PNC Bank NA, VRDN (b)	2,130,000	2,130,000
Allegheny County Indl. Dev. Auth. Rev.:
(Union Elec. Steel Co. Proj.) Series 1996 A, 1.78% 1/7/20, LOC PNC Bank NA, VRDN (a)(b)	4,120,000	4,120,000
Series 2002, 1.75% 1/7/20, LOC RBS Citizens NA, VRDN (b)	3,200,000	3,200,000
Beaver County Indl. Dev. Auth. Series 2018 A, 1.71% 1/7/20, LOC BMO Harris Bank NA, VRDN (b)	2,320,000	2,320,000
Bucks County Indl. Dev. Auth. Hosp. Rev. (Grand View Hosp. Proj.) Series 2008 A, 1.75% 1/7/20, LOC PNC Bank NA, VRDN (b)	2,200,000	2,200,000
Chester County Health & Ed. Auth. Rev. 1.66% 1/7/20, LOC Manufacturers & Traders Trust Co., VRDN (b)	3,055,000	3,055,000
Delaware County Indl. Dev. Auth. Arpt. Facilities Rev. (United Parcel Svc. Proj.) Series 2015, 1.72% 1/2/20, VRDN (b)	9,855,000	9,855,000
Lancaster Indl. Dev. Auth. Rev.:
(Mennonite Home Proj.) 1.71% 1/7/20, LOC Manufacturers & Traders Trust Co., VRDN (b)	2,960,000	2,960,000
(Willow Valley Retirement Proj.) Series 2009 B, 1.75% 1/7/20, LOC PNC Bank NA, VRDN (b)	7,340,000	7,340,000
Montgomery County Indl. Dev. Auth. Rev. (Foulkeways at Gwynedd Proj.) Series 2006 B, 1.65% 1/7/20, LOC RBS Citizens NA, VRDN (b)	350,000	350,000
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev. (Leidy's, Inc. Proj.) Series 1995 D7, 1.78% 1/7/20, LOC PNC Bank NA, VRDN (a)(b)	200,000	200,000
Pennsylvania Higher Edl. Facilities Auth. Rev. (Keystone College Proj.) Series 2001 H5, 1.75% 1/7/20, LOC PNC Bank NA, VRDN (b)	3,975,000	3,975,000
Philadelphia Auth. for Indl. Dev. Rev. (Spl. People in Northeast, Inc. Proj.) Series 2006, 1.76% 1/7/20, LOC RBS Citizens NA, VRDN (b)	975,000	975,000
Washington County Hosp. Auth. Rev. (Monongahela Valley Hosp. Proj.) Series 2018 C, 1.75% 1/7/20, LOC RBS Citizens NA, VRDN (b)	3,700,000	3,700,000
FNMA Montgomery County Redev. Auth. Multi-family Hsg. Rev. (Kingswood Apts. Proj.) Series 2001 A, 1.64% 1/7/20, LOC Fannie Mae, VRDN (b)	12,675,000	12,675,000
		59,055,000
West Virginia - 0.8%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev.:
(Appalachian Pwr. Co. - Amos Proj.) Series 2008 B, 1.67% 1/7/20, VRDN (a)(b)	500,000	500,000
(Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 1.82% 1/7/20, VRDN (a)(b)	1,200,000	1,200,000
		1,700,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $64,255,000)		64,255,000

Tender Option Bond - 53.8%
Colorado - 0.1%
Denver City & County Arpt. Rev. Bonds Series G-114, 1.86%, tender 6/1/20 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Connecticut - 0.1%
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 1.79%, tender 4/1/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
Florida - 0.3%
Broward County Port Facilities Rev. Bonds Series G 115, 1.86%, tender 3/2/20 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Jacksonville Elec. Auth. Elec. Sys. Rev. Participating VRDN Series 2019, 1.91% 2/11/20 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(d)	600,000	600,000
		700,000
Pennsylvania - 53.3%
Allegheny County Participating VRDN Series Floaters XM 06 63, 1.71% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(d)	2,600,000	2,600,000
Allegheny County Hosp. Dev. Auth. Rev. Participating VRDN Series XM 07 58, 1.71% 1/7/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	2,100,000	2,100,000
Allegheny County Sanitation Auth. Swr. Rev. Participating VRDN Series Floaters XM 00 82, 1.64% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	665,000	665,000
Berks County Muni. Auth. Rev. Participating VRDN Series Floaters 001, 1.76% 2/11/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)(e)	1,750,000	1,750,000
Delaware Valley Reg'l. Fin. Auth. Local Govt. Rev. Participating VRDN Series Floaters XG 02 01, 1.65% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	3,000,000	3,000,000
Geisinger Auth. Health Sys. Rev. Participating VRDN:
Series Floaters XF 05 43, 1.64% 1/7/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	3,500,000	3,500,000
Series Floaters XF 06 02, 1.64% 1/7/20 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(d)	4,695,000	4,695,000
Series Floaters XM 06 13, 1.67% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)	1,700,000	1,700,000
Lancaster County Hosp. Auth. Health Ctr. Rev. Participating VRDN Series 16 ZF0383, 1.65% 1/7/20 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(d)	3,750,000	3,750,000
Lehigh County Gen. Purp. Hosp. Rev. Participating VRDN:
Series Floaters 2019 003, 1.76% 2/11/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)(e)	1,480,000	1,480,000
Series ZF 08 33, 1.65% 1/7/20 (Liquidity Facility Bank of America NA) (b)(c)(d)	2,100,000	2,100,000
Series ZF 08 34, 1.65% 1/7/20 (Liquidity Facility Bank of America NA) (b)(c)(d)	2,300,000	2,300,000
Montgomery County Higher Ed. & Health Auth. Rev. Participating VRDN Series Floaters ZF 07 95, 1.66% 1/7/20 (Liquidity Facility Bank of America NA) (b)(c)(d)	2,200,000	2,200,000
Northampton County Gen. Purp. College Rev. Participating VRDN:
Series Floaters XL 00 48, 1.64% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(d)	3,400,000	3,400,000
Series Floaters ZM 05 17, 1.64% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(d)	7,500,000	7,500,000
Pennsylvania Econ. Dev. Participating VRDN Series XM 0048, 1.71% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(d)	2,653,500	2,653,500
Pennsylvania Econ. Dev. Fing. Auth. Rev. Participating VRDN Series Floaters 16 YX1028, 1.71% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	6,405,000	6,405,000
Pennsylvania Gen. Oblig. Participating VRDN:
Series Floaters XF 24 54, 1.64% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	5,200,000	5,200,000
Series Floaters XG 01 80, 1.64% 1/7/20 (Liquidity Facility Bank of America NA) (b)(c)(d)	4,600,000	4,600,000
Series Floaters ZM 06 50, 1.64% 1/7/20 (Liquidity Facility Bank of America NA) (b)(c)(d)	5,000,000	5,000,000
Pennsylvania Higher Edl. Facilities Auth. Rev.:
Bonds Series 2016 E75, 1.78%, tender 3/2/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	800,000	800,000
Participating VRDN Series MS 3252, 1.64% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(d)	5,840,000	5,840,000
Pennsylvania Tpk. Commission Tpk. Rev.:
Bonds Series Floaters G 43, 1.81%, tender 6/1/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	3,000,000	3,000,000
Participating VRDN:
Series DBE 8032, 1.86% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(d)	1,480,000	1,480,000
Series Floaters E 101, 1.64% 1/7/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	5,900,000	5,900,000
Series XX 10 44, 1.64% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	6,665,000	6,665,000
Philadelphia Auth. For Indl. Dev. Participating VRDN Series Putters 14 XM0005, 1.67% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)(f)	4,825,000	4,825,000
Philadelphia Auth. for Indl. Dev. Participating VRDN Series XG 02 53, 1.66% 1/7/20 (Liquidity Facility Bank of America NA) (b)(c)(d)	2,100,000	2,100,000
Philadelphia Hospitals & Higher Ed. Facilities Auth. Hosp. Rev. Participating VRDN Series 15 F0114, 1.67% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(d)	5,330,000	5,330,000
Philadelphia Wtr. & Wastewtr. Rev. Participating VRDN Series 2017, 1.64% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	2,560,000	2,560,000
Westmoreland County Muni. Auth. Muni. Svc. Rev. Participating VRDN Series Floaters YX 10 75, 1.64% 1/7/20 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	3,000,000	3,000,000
Wilkes Barre Asd Participating VRDN Series Floaters XF 07 77, 1.68% 1/7/20 (Liquidity Facility Bank of America NA) (b)(c)(d)	2,285,000	2,285,000
		110,383,500
Texas - 0.0%
Alamo Cmnty. College District Rev. Bonds Series G-111, 1.81%, tender 5/1/20 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
TOTAL TENDER OPTION BOND
(Cost $111,383,500)		111,383,500

Other Municipal Security - 6.6%
Florida - 1.3%
Florida Dev. Fin. Corp. Surface T Bonds (Virgin Trains U.S.A. Passenger Rail Proj.) Series 2019 B, 1.9%, tender 3/17/20 (a)(b)	2,600,000	2,600,007
Kentucky - 0.0%
Jefferson County Poll. Cont. Rev. Bonds Series 2001 A, 1.41% tender 1/17/20, CP mode	100,000	100,000
Massachusetts - 0.1%
Massachusetts Dev. Fin. Agcy. Electrical Utils. Rev. Bonds Series 05, 1.23% tender 1/15/20 (Massachusetts Elec. Co. Guaranteed), CP mode (a)	200,000	200,000
New Hampshire - 0.4%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. Bonds Series A1, 1.35% tender 1/29/20, CP mode (a)	800,000	800,000
Pennsylvania - 4.8%
Allegheny County Hosp. Dev. Auth. Rev. Bonds Series 2011 A, 5% 10/15/20	100,000	102,889
Commonwealth Fing. Auth. Tobacco Bonds Series 2018, 5% 6/1/20	2,560,000	2,597,598
Franklin County Indl. Dev. Auth. Bonds (The Chambersburg Hosp. Proj.) Series 2010, 5.375% 7/1/20 (Pre-Refunded to 7/1/20 @ 100)	200,000	204,130
Montgomery County Indl. Dev. Auth. Rev. Bonds:
(New Reg'l. Med. Ctr. Proj.) Series 2010, 5% 8/1/20 (Escrowed to Maturity)	300,000	306,574
Series 2010, 5.375% 8/1/20 (Pre-Refunded to 8/1/20 @ 100)	290,000	296,627
Pennsylvania Gen. Oblig. Bonds:
Series 2009 2, 5% 7/1/20	770,000	784,402
Series 2012 1, 5% 7/1/20	500,000	509,455
Series 2013 2, 5% 10/15/20	555,000	571,200
Series 2015 2, 5% 8/15/20	140,000	143,237
Series 2016 1, 5% 9/15/20	2,760,000	2,830,819
Series 2016, 5% 1/15/21	750,000	779,820
Series 2017, 5% 1/1/21	625,000	648,862
Saint Mary Hosp. Auth. Health Sys. Rev. Bonds Series 2012 A, 5% 5/15/20 (Pre-Refunded to 5/15/20 @ 100)	130,000	131,807
		9,907,420
TOTAL OTHER MUNICIPAL SECURITY
(Cost $13,607,427)		13,607,427
	Shares	Value

Investment Company - 8.4%
Fidelity Municipal Cash Central Fund 1.65%(g)(h)
(Cost $17,354,000)	17,352,265	17,354,000
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $206,599,927)		206,599,927
NET OTHER ASSETS (LIABILITIES) - 0.2%		407,634
NET ASSETS - 100%		$207,007,561

Security Type Abbreviations

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Coupon rates are determined by re-marketing agents based on current market conditions.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,430,000 or 3.6% of net assets.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,825,000 or 2.3% of net assets.

 (g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Alamo Cmnty. College District Rev. Bonds Series G-111, 1.81%, tender 5/1/20 (Liquidity Facility Royal Bank of Canada)	6/6/19	$100,000
Berks County Muni. Auth. Rev. Participating VRDN Series Floaters 001, 1.76% 2/11/20 (Liquidity Facility Barclays Bank PLC)	1/18/18 - 7/6/18	$1,750,000
Broward County Port Facilities Rev. Bonds Series G 115, 1.86%, tender 3/2/20 (Liquidity Facility Royal Bank of Canada)	9/26/19	$100,000
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 1.79%, tender 4/1/20 (Liquidity Facility Royal Bank of Canada)	5/16/19	$100,000
Denver City & County Arpt. Rev. Bonds Series G-114, 1.86%, tender 6/1/20 (Liquidity Facility Royal Bank of Canada)	6/6/19	$100,000
Lehigh County Gen. Purp. Hosp. Rev. Participating VRDN Series Floaters 2019 003, 1.76% 2/11/20 (Liquidity Facility Barclays Bank PLC)	1/17/19 - 7/9/19	$1,480,000
Pennsylvania Higher Edl. Facilities Auth. Rev. Bonds Series 2016 E75, 1.78%, tender 3/2/20 (Liquidity Facility Royal Bank of Canada)	4/23/19 - 10/23/19	$800,000
Pennsylvania Tpk. Commission Tpk. Rev. Bonds Series Floaters G 43, 1.81%, tender 6/1/20 (Liquidity Facility Royal Bank of Canada)	8/2/18 - 10/23/19	$3,000,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$153,184
Total	$153,184

Amounts in the income column in the above table exclude any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $189,245,927)	$189,245,927
Fidelity Central Funds (cost $17,354,000)	17,354,000
Total Investment in Securities (cost $206,599,927)		$206,599,927
Cash		10,002
Receivable for fund shares sold		2,816
Interest receivable		639,917
Distributions receivable from Fidelity Central Funds		19,504
Other receivables		6
Total assets		207,272,172
Liabilities
Payable for fund shares redeemed	$170,701
Distributions payable	7,791
Accrued management fee	86,119
Total liabilities		264,611
Net Assets		$207,007,561
Net Assets consist of:
Paid in capital		$207,003,379
Total accumulated earnings (loss)		4,182
Net Assets		$207,007,561
Net Asset Value, offering price and redemption price per share ($207,007,561 ÷ 206,744,029 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Interest		$3,160,925
Income from Fidelity Central Funds		153,184
Total income		3,314,109
Expenses
Management fee	$1,084,138
Independent trustees' fees and expenses	880
Total expenses before reductions	1,085,018
Expense reductions	(23)
Total expenses after reductions		1,084,995
Net investment income (loss)		2,229,114
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	69,179
Fidelity Central Funds	710
Capital gain distributions from Fidelity Central Funds	122
Total net realized gain (loss)		70,011
Net increase in net assets resulting from operations		$2,299,125

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,229,114	$2,481,867
Net realized gain (loss)	70,011	(7,807)
Net increase in net assets resulting from operations	2,299,125	2,474,060
Distributions to shareholders	(2,283,947)	(2,482,188)
Share transactions
Proceeds from sales of shares	33,245,355	39,484,580
Reinvestment of distributions	2,156,964	2,343,361
Cost of shares redeemed	(68,822,243)	(86,401,616)
Net increase (decrease) in net assets and shares resulting from share transactions	(33,419,924)	(44,573,675)
Total increase (decrease) in net assets	(33,404,746)	(44,581,803)
Net Assets
Beginning of period	240,412,307	284,994,110
End of period	$207,007,561	$240,412,307
Other Information
Shares
Sold	33,245,355	39,484,580
Issued in reinvestment of distributions	2,156,964	2,343,361
Redeemed	(68,822,243)	(86,401,616)
Net increase (decrease)	(33,419,924)	(44,573,675)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Pennsylvania Municipal Money Market Fund

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.010	.010	.004	.001	–A
Net realized and unrealized gain (loss)	.001	–A	–A	–A	–A
Total from investment operations	.011	.010	.004	.001	–A
Distributions from net investment income	(.010)	(.010)	(.004)	(.001)	–A
Distributions from net realized gain	–A	–	–A	–A	–A
Total distributions	(.011)B	(.010)	(.004)	(.001)	–A
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnC	1.06%	.97%	.40%	.09%	.01%
Ratios to Average Net AssetsD,E
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.50%	.50%	.50%	.35%	.06%
Expenses net of all reductions	.50%	.50%	.50%	.35%	.06%
Net investment income (loss)	1.03%	.96%	.38%	.07%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$207,008	$240,412	$284,994	$405,526	$731,701

 A Amount represents less than $.0005 per share.

 B Total distributions of $.011 per share is comprised of distributions from net investment income of $.0102 and distributions from net realized gain of $.0003 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019

1. Organization.

Fidelity Pennsylvania Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Pennsylvania Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Pennsylvania.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Income Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, market discount and capital loss carryforwards.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Pennsylvania Municipal Income Fund	$494,069,109	$25,967,633	$(113,875)	$25,853,758
Fidelity Pennsylvania Municipal Money Market Fund	206,599,927	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Pennsylvania Municipal Income Fund	$42,931	$436,041	$25,853,758
Fidelity Pennsylvania Municipal Money Market Fund	4,183	–	–

The tax character of distributions paid was as follows:

December 31, 2019
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Pennsylvania Municipal Income Fund	$13,349,259	$313,803	$2,186,923	$15,849,985
Fidelity Pennsylvania Municipal Money Market Fund	2,228,193	1	55,753	2,283,947

December 31, 2018
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Pennsylvania Municipal Income Fund	$13,320,710	$1,451,718	$14,772,428
Fidelity Pennsylvania Municipal Money Market Fund	2,482,188	–	2,482,188

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. Certain Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $127,608,158 and $97,295,644, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Income Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Money Market Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .50% of the Fund's average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. Under the terms of the management fee contract, the investment adviser pays transfer agent fees on behalf of the Money Market Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the Income Fund's transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Pennsylvania Municipal Income Fund	.08%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Pennsylvania Municipal Income Fund	.03

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Pennsylvania Municipal Income Fund	$1,258

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Pennsylvania Municipal Income Fund	$1,951
Fidelity Pennsylvania Municipal Money Market Fund	23

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Pennsylvania Municipal Income Fund	$2,264

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Fidelity Pennsylvania Municipal Income Fund and Fidelity Pennsylvania Municipal Money Market Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Pennsylvania Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) and Fidelity Pennsylvania Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) (hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 277 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Fidelity Pennsylvania Municipal Income Fund	.47%
Actual		$1,000.00	$1,022.30	$2.40
Hypothetical-C		$1,000.00	$1,022.84	$2.40
Fidelity Pennsylvania Municipal Money Market Fund	.50%
Actual		$1,000.00	$1,004.70	$2.53
Hypothetical-C		$1,000.00	$1,022.68	$2.55

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Pennsylvania Municipal Money Market Fund	02/10/20	02/07/20	$0.000
Fidelity Pennsylvania Municipal Income Fund	02/10/20	02/07/20	$0.010

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2019, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Pennsylvania Municipal Money Market Fund	$62,215
Fidelity Pennsylvania Municipal Income Fund	$2,600,587

During fiscal year ended 2019, 100% of each fund's income dividends were free from federal income tax, and 9.97% of Fidelity Pennsylvania Municipal Money Market Fund and 5.56% of Fidelity Pennsylvania Municipal Income Fund were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Pennsylvania Municipal Income Fund / Fidelity Pennsylvania Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Approval of Amended and Restated Advisory Contracts.  At its September 2019 meeting, the Board also unanimously determined to approve amended and restated management contracts and sub-advisory agreements (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, Fidelity Investments Money Management, Inc. (FIMM) expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreements with FIMM upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and, for Fidelity Pennsylvania Municipal Income Fund, considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. For Fidelity Pennsylvania Municipal Money Market Fund, the Board also approved amendments that clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance (for Fidelity Pennsylvania Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in September 2018 and December 2018.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for Fidelity Pennsylvania Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2019.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a peer group.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Pennsylvania Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2018.

Fidelity Pennsylvania Municipal Money Market Fund

Because the vast majority of competitor funds' management fees do not cover non-management expenses, in prior years, Fidelity Pennsylvania Municipal Money Market Fund was compared on the basis of a hypothetical "net management fee," which was derived by subtracting payments made by FMR for non-management expenses (including transfer agent fees, pricing and bookkeeping fees, and fees paid to non-affiliated custodians) from the fund's all-inclusive fee. Fidelity no longer calculates a hypothetical net management fee for Fidelity Pennsylvania Municipal Money Market Fund and, as a result, the chart does not include a hypothetical net management fee for periods after 2016. The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national municipal money market funds to create a single mapped group.

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as Fidelity Pennsylvania Municipal Money Market Fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of Fidelity Pennsylvania Municipal Income Fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.

In its review of Fidelity Pennsylvania Municipal Money Market Fund's total expense ratio, the Board considered the fund's all-inclusive fee rate. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.

As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that Fidelity Pennsylvania Municipal Income Fund's total expense ratio ranked below the competitive median for 2018 and Fidelity Pennsylvania Municipal Money Market Fund's total expense ratio ranked above the competitive median for 2018. The Board considered that, in general, various factors can affect total expense ratios. The Board considered that the competitive data for Fidelity Pennsylvania Municipal Money Market Fund reflects periods for which many competitor funds waived fees or reimbursed expenses in order to maintain a minimum yield. The Board also considered that, as interest rates rise, many competitors have eliminated such waivers, but the externally sourced competitive data for 2018 had not yet caught up to the fiscal periods during which competitors have stopped waiving fees to maintain minimum yields. The Board noted that, excluding fee waivers and reimbursements, the fund's total expense ratio ranked equal to the median.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to Fidelity Pennsylvania Municipal Money Market Fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that Fidelity Pennsylvania Municipal Income Fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed and each fund's Amended and Restated Contracts should be approved.

PFR-ANN-0220
1.540037.122

Fidelity® Limited Term Municipal Income Fund

Annual Report

December 31, 2019

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 2.75% sales charge)	0.98%	0.79%	1.33%
Class M (incl. 2.75% sales charge)	1.02%	0.83%	1.36%
Class C (incl. contingent deferred sales charge)	2.08%	0.61%	0.86%
Fidelity® Limited Term Municipal Income Fund	4.18%	1.70%	1.93%
Class I	4.11%	1.62%	1.88%
Class Z	4.22%	1.65%	1.89%

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Limited Term Municipal Income Fund, a class of the fund, on December 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$12,110	Fidelity® Limited Term Municipal Income Fund
$15,295	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a healthy gain in 2019, supported by strong supply/demand dynamics for much of the year. The Bloomberg Barclays Municipal Bond Index rose 7.54%. Gross municipal bond issuance remained below the long-term historical average, partly due to the elimination of tax-exempt advance refundings under the tax law passed in December 2017, historically a significant source of supply. The cap on the federal deduction for state and local taxes made tax-exempt debt attractive, particularly in high-tax states. The muni market rose strongly from early 2019 into mid-August amid growing evidence of a global economic slowdown and heightened international trade tension that led to a series of rate cuts by the U.S. Federal Reserve. Reversing a roughly three-year cycle of rate hikes, the Fed cut policy interest rates by 25 basis points in July, followed by rate cuts of 25 basis points each in September and October. The muni market returned -0.80% in September as the technical environment became less supportive. The market rose 0.74% for the fourth quarter as a whole, held back by increased supply of new bonds and the Fed’s shift to a neutral-rate stance.

Comments from Co-Portfolio Managers Elizah McLaughlin, Cormac Cullen and Kevin Ramundo  For the year, the returns of the fund's share classes ranged from 3.08% to 4.18%, compared, net of fees, with the 4.03% advance of the Bloomberg Barclays 1-6 Year Municipal Bond Index. We continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted return over time. Our duration and yield-curve positioning added value for the year overall, with our longer duration and investments outside the benchmark in seven- to 10-year bonds helping as interest rates declined and intermediate-term bonds outperformed. Our larger-than-benchmark exposure to lower-quality investment-grade securities (rated A and BBB) also contributed because they generally outpaced higher-quality bonds. From a sector allocation perspective, overweighting investor-owned utilities and corporate-backed munis helped versus the index. In terms of security selection, the fund's larger-than-benchmark weighting in bonds issued by the state of Illinois aided the relative return. Conversely, differences in the way fund holdings and index components were priced detracted versus the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On March 1, 2020, Michael Maka will assume co-management responsibilities for the fund. He will eventually succeed Kevin Ramundo, who will be retiring from Fidelity on June 30, 2020, after more than 20 years with the firm.

Investment Summary (Unaudited)

Top Five States as of December 31, 2019

% of fund's net assets
Illinois	12.8
Texas	11.3
Florida	8.8
New Jersey	6.6
Connecticut	6.1

Top Five Sectors as of December 31, 2019

% of fund's net assets
General Obligations	29.0
Transportation	18.9
Health Care	14.9
Electric Utilities	7.6
Synthetics	6.4

Quality Diversification (% of fund's net assets)

As of December 31, 2019
AAA	7.1%
AA,A	51.9%
BBB	27.3%
BB and Below	2.1%
Not Rated	3.4%
Short-Term Investments and Net Other Assets	8.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Municipal Bonds - 91.4%
	Principal Amount (000s)	Value (000s)
Alabama - 0.7%
Jefferson County Gen. Oblig. Series 2018 B, 5% 4/1/21	2,630	2,755
Mobile County Board of School Commissioners:
Series 2016 A:	$	$
5% 3/1/22	585	629
5% 3/1/23	830	918
5% 3/1/24	1,225	1,391
5% 3/1/25	1,225	1,426
Series 2016 B:
5% 3/1/22	1,330	1,429
5% 3/1/24	1,210	1,374
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1.85%, tender 3/24/20 (a)	4,810	4,816
Montgomery Med. Clinic Facilities Series 2015:
5% 3/1/20	2,825	2,838
5% 3/1/21	490	506
5% 3/1/22	3,145	3,329

TOTAL ALABAMA		21,411

Alaska - 0.4%
Anchorage Gen. Oblig.:
Series B, 5% 9/1/22	1,395	1,537
Series C, 5% 9/1/22	980	1,080
Valdez Marine Term. Rev. (BP Pipelines (Alaska), Inc. Proj.) Series 2003 B, 5% 1/1/21	9,200	9,528

TOTAL ALASKA		12,145

Arizona - 3.1%
Arizona Ctfs. of Prtn. Series 2019 A:
5% 10/1/21	1,395	1,488
5% 10/1/22	1,485	1,640
5% 10/1/23	1,950	2,224
5% 10/1/24	2,025	2,379
Arizona Health Facilities Auth. Rev. (Scottsdale Lincoln Hospitals Proj.) Series 2014 A:
5% 12/1/21	1,080	1,156
5% 12/1/22	785	868
5% 12/1/23	980	1,116
5% 12/1/24	1,465	1,717
Arizona State Lottery Rev. Series 2019, 5% 7/1/22	2,045	2,240
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.):
Series 2005, 2.4%, tender 8/14/23 (a)	1,625	1,682
Series 2007, 2.7%, tender 8/14/23 (a)(b)	13,345	13,878
Series 2019, 5%, tender 6/3/24 (a)(b)	15,460	17,707
Glendale Gen. Oblig.:
Series 2015, 5% 7/1/22 (FSA Insured)	980	1,074
Series 2017, 5% 7/1/22	3,320	3,638
Glendale Trans. Excise Tax Rev.:
5% 7/1/21 (FSA Insured)	735	777
5% 7/1/22 (FSA Insured)	1,145	1,254
5% 7/1/23 (FSA Insured)	1,365	1,546
Maricopa County Rev.:
Bonds Series 2019 D, 5%, tender 5/15/26 (a)	4,985	6,037
Series 2016 A, 5% 1/1/25	4,675	5,518
Phoenix Civic Impt. Board Arpt. Rev. Series 2019 B:
5% 7/1/24 (b)	1,250	1,443
5% 7/1/25 (b)	1,500	1,775
Phoenix Civic Impt. Corp. Series 2019 B, 5% 7/1/28	1,910	2,406
Pima County Ctfs. of Prtn. Series 2014:
5% 12/1/21	2,160	2,317
5% 12/1/22	2,415	2,680
5% 12/1/23	3,350	3,837
Tempe Indl. Dev. Auth. Rev. (Mirabella At ASU, Inc. Proj.) Series 2017 B, 4% 10/1/23 (c)	3,915	3,946
Western Maricopa Ed. Ctr. District Series 2019 B:
4% 7/1/21	3,525	3,676
5% 7/1/26	2,000	2,451

TOTAL ARIZONA		92,470

California - 1.9%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series A, 2.95%, tender 4/1/26 (a)	5,075	5,511
Series B, 2.85%, tender 4/1/25 (a)	4,150	4,459
California Muni. Fin. Auth. Rev. (LINXS APM Proj.) Series 2018 A:
5% 12/31/23 (b)	860	976
5% 6/30/24 (b)	665	764
5% 12/31/24 (b)	800	932
5% 6/30/25 (b)	1,000	1,176
5% 12/31/25 (b)	1,760	2,094
5% 6/30/26 (b)	1,360	1,631
5% 12/31/26 (b)	2,570	3,113
5% 6/30/27 (b)	1,910	2,330
5% 12/31/27 (b)	3,000	3,692
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2017 A1:
5% 6/1/21	1,205	1,265
5% 6/1/22	1,685	1,823
5% 6/1/23	1,925	2,142
5% 6/1/24	1,085	1,239
Series A, 0% 6/1/24 (AMBAC Insured)	3,390	3,190
Northern California Energy Auth. Bonds Series 2018, 4%, tender 7/1/24 (a)	10,000	10,937
Oakland Unified School District Alameda County Series 2013, 5.5% 8/1/23	980	1,106
Palomar Health Rev. Series 2016:
5% 11/1/23	1,955	2,195
5% 11/1/24	1,955	2,250
Port of Oakland Rev. Series 2012 P, 5% 5/1/21 (b)	2,445	2,564
San Pablo Redev. Agcy. Series 2014 A, 5% 6/15/24 (FSA Insured)	1,350	1,573

TOTAL CALIFORNIA		56,962

Colorado - 2.4%
Colorado Health Facilities Auth. Bonds:
(Valley View Hosp. Assoc. Proj.) Series 2018, 2.8%, tender 5/15/23 (a)	1,385	1,434
Series 2019 B:
5%, tender 8/1/25 (a)	2,700	3,119
5%, tender 8/1/26 (a)	2,035	2,401
5%, tender 11/19/26 (a)	3,990	4,909
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) 0% 7/15/22 (Escrowed to Maturity)	1,840	1,780
Colorado Health Facilities Auth. Rev. Bonds Series 2008 D3, 5%, tender 11/12/21 (a)	5,170	5,496
Colorado Hsg. & Fin. Auth.:
Series 2019 F, 4.25% 11/1/49	1,815	2,011
Series 2019 H, 4.25% 11/1/49	905	1,001
Colorado Reg'l. Trans. District Ctfs. of Prtn.:
Series 2013 A, 5% 6/1/23	4,400	4,953
Series 2014 A, 5% 6/1/23	3,775	4,257
Series 2020:
5% 6/1/26 (d)	1,000	1,204
5% 6/1/27 (d)	2,000	2,460
5% 6/1/28 (d)	2,000	2,499
5% 6/1/29 (d)	2,000	2,541
Colorado Univ. Co. Hosp. Auth. Rev. Bonds Series 2019 C, 5%, tender 11/15/24 (a)	14,030	16,221
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 B, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,775	2,752
Series 2015 A, 5% 9/1/20	980	1,004
Univ. of Colorado Enterprise Sys. Rev. Bonds Series 2019 C, 2%, tender 10/15/24 (a)	9,030	9,272

TOTAL COLORADO		69,314

Connecticut - 6.1%
Connecticut Gen. Oblig.:
Series 2012 C, 5% 6/1/21	22,910	24,138
Series 2014 H, 5% 11/15/21	6,255	6,697
Series 2016 A, 5% 3/15/26	1,925	2,320
Series 2019 A:
5% 4/15/23	1,550	1,736
5% 4/15/25	4,380	5,180
5% 4/15/26	2,355	2,844
5% 4/15/30	965	1,215
Series 2019 B:
5% 2/15/22	9,205	9,941
5% 2/15/23	14,690	16,371
5% 2/15/24	16,995	19,491
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
Series 2010 A, 1.8%, tender 2/9/21 (a)	16,680	16,800
Series 2014 B, 1.8%, tender 7/1/24 (a)	3,150	3,203
Series 2015 A, 2.05%, tender 7/21/21 (a)	16,315	16,541
Series U1, 2%, tender 2/8/22 (a)	11,050	11,231
Series X2, 1.8%, tender 2/9/21 (a)	12,000	12,086
Series 2018 S:
5% 7/1/23	1,455	1,635
5% 7/1/24	1,000	1,155
Series 2019 A:
4% 7/1/23 (c)	1,045	1,095
4% 7/1/24 (c)	1,090	1,155
5% 7/1/28 (c)	1,315	1,481
5% 7/1/29 (c)	940	1,066
Series 2019 Q-1:
5% 11/1/21	1,000	1,066
5% 11/1/23	1,870	2,119
Connecticut Hsg. Fin. Auth. Series 2013 B2, 4% 11/15/32	2,515	2,590
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Series 2012 A, 5% 1/1/24	1,650	1,832
New Haven Gen. Oblig. Series 2016 A, 5% 8/15/25 (FSA Insured)	980	1,157
Stratford Gen. Oblig. Series 2019:
5% 1/1/25	3,890	4,544
5% 1/1/26	3,735	4,464
Univ. of Connecticut Gen. Oblig.:
Series 2013 A, 5% 2/15/22	1,000	1,078
Series 2016 A, 5% 3/15/22	775	838
Series 2019 A:
5% 11/1/26	1,000	1,220
5% 11/1/26	1,065	1,300

TOTAL CONNECTICUT		179,589

Delaware, New Jersey - 0.1%
Delaware River & Bay Auth. Rev. Series 2014 C, 5% 1/1/21	1,955	2,029
District Of Columbia - 1.9%
District of Columbia Wtr. & Swr. Auth. Pub. Util. Rev. Bonds Series 2019 C, 1.75%, tender 10/1/24 (a)	7,540	7,680
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2011 C:
5% 10/1/23 (b)	1,305	1,389
5% 10/1/24 (b)	1,175	1,251
Series 2012 A, 5% 10/1/22 (b)	6,185	6,800
Series 2014 A, 5% 10/1/23 (b)	435	493
Series 2017 A, 5% 10/1/26 (b)	6,555	7,971
Series 2018 A, 5% 10/1/21 (b)	3,595	3,827
Series 2019 A:
5% 10/1/22 (b)	1,815	1,995
5% 10/1/23 (b)	465	527
5% 10/1/25 (b)	1,410	1,680
Series 2020 A:
5% 10/1/21 (b)(d)	3,115	3,253
5% 10/1/22 (b)(d)	4,540	4,893
5% 10/1/23 (b)(d)	2,390	2,653
5% 10/1/24 (b)(d)	4,470	5,092
5% 10/1/25 (b)(d)	4,470	5,208

TOTAL DISTRICT OF COLUMBIA		54,712

Florida - 7.6%
Brevard County School Board Ctfs. of Prtn.:
Series 2014, 5% 7/1/21	980	1,036
Series 2015 C:
5% 7/1/21	635	672
5% 7/1/22	3,645	3,980
5% 7/1/23	2,935	3,311
Broward County Arpt. Sys. Rev.:
Series 2015 C, 5% 10/1/24 (b)	1,010	1,171
Series 2019 A:
5% 10/1/23 (b)	1,200	1,355
5% 10/1/24 (b)	1,300	1,507
5% 10/1/25 (b)	1,500	1,783
Series 2019 B:
5% 10/1/24 (b)	750	869
5% 10/1/25 (b)	755	897
Series A:
5% 10/1/22 (b)	2,935	3,223
5% 10/1/23 (b)	3,930	4,439
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2017 C, 5% 7/1/22	3,180	3,479
Series 2015 A:
5% 7/1/21	4,400	4,653
5% 7/1/22	3,425	3,747
5% 7/1/23	2,690	3,039
5% 7/1/24	1,290	1,503
Series 2015 B:
5% 7/1/22	4,490	4,913
5% 7/1/23	2,690	3,039
5% 7/1/24	1,120	1,305
Florida Dev. Fin. Corp. Healthcare Facility Rev. (Univ. Health Proj.) Series 2013 A, 5% 2/1/20	1,980	1,984
Florida Higher Edl. Facilities Fing. Auth. Series 2019, 5% 10/1/21	225	238
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/21	1,010	1,072
5% 10/1/22	1,955	2,133
5% 10/1/23	1,240	1,389
5% 10/1/24	1,955	2,242
5% 10/1/25	1,710	2,006
5% 10/1/26	1,955	2,292
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2017 A:
5% 10/1/25 (b)	980	1,166
5% 10/1/26 (b)	1,955	2,375
Series 2019 A:
5% 10/1/24 (b)	12,700	14,780
5% 10/1/25 (b)	6,700	7,986
Halifax Hosp. Med. Ctr. Rev. Series 2015, 5% 6/1/23	1,295	1,444
Hillsborough County School District Sales Tax Rev. Series 2015 B, 5% 10/1/22 (FSA Insured)	1,975	2,179
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/20	915	932
5% 7/1/22	1,955	2,136
5% 7/1/23	1,955	2,204
Lee Memorial Health Sys. Hosp. Rev. Bonds Series 2019 A2, 5%, tender 4/1/26 (a)	4,810	5,678
Manatee County Rev. Series 2013, 5% 10/1/22	980	1,081
Manatee County School District Series 2017, 5% 10/1/24 (FSA Insured)	1,270	1,501
Miami-Dade County Aviation Rev. Series 2017 B, 5% 10/1/20 (b)	2,075	2,135
Miami-Dade County Expressway Auth.:
(Waste Mgmt., Inc. of Florida Proj.):
5% 7/1/20	980	998
5% 7/1/21	1,955	2,062
5% 7/1/22	1,955	2,126
5% 7/1/23	1,955	2,135
Series 2014 B:
5% 7/1/22	1,465	1,593
5% 7/1/23	3,180	3,563
Miami-Dade County School Board Ctfs. of Prtn.:
Bonds Series 2014 A, 5%, tender 5/1/24 (a)	8,010	9,203
Series 2014 D:
5% 11/1/21	6,140	6,571
5% 11/1/22	2,850	3,150
5% 11/1/23	7,485	8,523
Series 2015 A:
5% 5/1/21	3,915	4,115
5% 5/1/22	3,640	3,956
5% 5/1/23	6,360	7,132
Series 2015 B, 5% 5/1/24	28,915	33,353
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
5% 12/1/20 (Escrowed to Maturity)	1,395	1,443
5% 12/1/21 (Escrowed to Maturity)	1,465	1,570
5% 12/1/23 (Escrowed to Maturity)	190	217
5% 12/1/24 (Escrowed to Maturity)	380	446
Palm Beach County Health Facilities Auth. Rev. Series 2015 C, 5% 5/15/24	1,000	1,114
Palm Beach County School Board Ctfs. of Prtn. Series 2014 B:
4% 8/1/21	3,950	4,128
5% 8/1/21	5,185	5,500
5% 8/1/22	980	1,076
Pasco County School District Sales Tax Rev. Series 2013:
5% 10/1/20	980	1,008
5% 10/1/21	980	1,045
5% 10/1/22	980	1,077
Seminole County School Board Ctfs. of Prtn. Series 2016 C:
5% 7/1/25	980	1,169
5% 7/1/26	1,115	1,363
Tallahassee Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/21	1,135	1,208
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev. Series 2005, 5.5% 10/1/22 (FGIC Insured)	1,340	1,498
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/20	1,760	1,803
Village Cmnty. Dev. District No. 13 Series 2019, 2.625% 5/1/24 (c)	500	503

TOTAL FLORIDA		223,522

Georgia - 3.4%
Atlanta Arpt. Rev. 5% 1/1/22	980	1,056
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.) Series 2009 1st, 2.75%, tender 3/15/23 (a)	21,200	21,878
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994, 2.25%, tender 5/25/23 (a)	6,480	6,594
Series 2013 1st, 2.925%, tender 3/12/24 (a)	9,930	10,389
(Oglethorpe Pwr. Corp. Vogtle Proj.):
Series 2013 A, 2.4%, tender 4/1/20 (a)	9,780	9,801
Series 2017 E, 3.25%, tender 2/3/25 (a)	900	940
Columbus Med. Ctr. Hosp. Auth. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5%, tender 7/1/26 (a)	4,800	5,712
Georgia Muni. Elec. Auth. Pwr. Rev. Series GG:
5% 1/1/20	660	660
5% 1/1/21	1,635	1,694
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series 2014 U:
5% 10/1/22	980	1,079
5% 10/1/23	2,365	2,684
Series R, 5% 10/1/21	4,890	5,205
Main Street Natural Gas, Inc. Bonds Series 2018 C, 4%, tender 12/1/23 (a)	13,910	15,164
Monroe County Dev. Auth. Poll. Cont. Rev.:
(Georgia Pwr. Co. Plant Scherer Proj.) Series 1995, 2.25% 7/1/25	4,005	4,087
Bonds:
(Georgia Pwr. Co. Plant Scherer Proj.) Series 2009, 2.35%, tender 12/11/20 (a)	4,610	4,655
(Gulf Pwr. Co. Plant Scherer Proj.) Series 2002 1, 2%, tender 6/25/20 (a)	6,000	6,020
Private Colleges & Univs. Auth. Rev. (The Savannah College of Arts and Design Projs.) Series 2014, 5% 4/1/21	3,260	3,414

TOTAL GEORGIA		101,032

Hawaii - 0.3%
State of Hawaii Dept. of Trans. Series 2013:
5% 8/1/20 (b)	2,985	3,048
5% 8/1/21 (b)	540	571
5% 8/1/22 (b)	2,030	2,217
5% 8/1/23 (b)	1,440	1,619

TOTAL HAWAII		7,455

Idaho - 0.0%
Idaho Hsg. & Fin. Assoc. Single Family Mtg. Series 2019 A, 4% 1/1/50	450	494
Illinois - 12.7%
Champaign County Cmnty. Unit Series 2019:
4% 6/1/24	420	467
4% 6/1/25	465	525
Chicago Board of Ed.:
Series 1998 B1, 0% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	9,780	9,384
Series 2010 F, 5% 12/1/20	745	765
Series 2017 C:
5% 12/1/26	485	556
5% 12/1/27	2,830	3,291
Series 2018 C, 5% 12/1/24	13,000	14,497
Chicago Gen. Oblig. (City Colleges Proj.) Series 1999, 0% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	14,435	14,435
Chicago Metropolitan Wtr. Reclamation District of Greater Chicago Series 2007, 5.25% 12/1/32	2,920	3,898
Chicago Midway Arpt. Rev.:
Series 2013 B:
5% 1/1/22	4,890	5,252
5% 1/1/23	5,770	6,398
Series 2014 B:
5% 1/1/20	610	610
5% 1/1/21	390	405
5% 1/1/23	2,445	2,711
Chicago Motor Fuel Tax Rev. Series 2013:
5% 1/1/20	295	295
5% 1/1/21	390	399
5% 1/1/22	295	308
5% 1/1/23	525	558
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2012 A, 5% 1/1/21	1,370	1,421
Series 2012 B, 5% 1/1/21 (b)	4,505	4,669
Series 2013 B, 5% 1/1/22	3,915	4,209
Series 2013 D, 5% 1/1/22	3,150	3,387
Series 2017 D, 5% 1/1/27 (b)	1,470	1,793
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/20	2,430	2,464
5% 6/1/21	2,305	2,416
5% 6/1/25	1,225	1,429
Chicago Wastewtr. Transmission Rev. Series 2012, 5% 1/1/23	1,175	1,253
Cook County Gen. Oblig.:
Series 2010 A, 5.25% 11/15/22	4,850	5,005
Series 2011 A, 5.25% 11/15/22	980	1,045
Series 2012 C:
5% 11/15/20	7,055	7,267
5% 11/15/21	5,465	5,802
5% 11/15/22	1,260	1,377
Series 2014 A:
5% 11/15/20	980	1,010
5% 11/15/21	490	520
5% 11/15/22	1,325	1,448
Granite City Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2002, 2.2%, tender 5/1/20 (a)(b)	14,250	14,283
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C, 5% 8/1/26	1,650	1,961
(OSF Healthcare Sys.) Series 2018 A:
5% 5/15/26	4,300	5,156
5% 5/15/27	9,260	11,325
Bonds:
(Ascension Health Cr. Group Proj.) Series 2012 E2, 1.75%, tender 4/1/21 (a)	3,000	3,017
Series 2017 B, 5%, tender 12/15/22 (a)	4,825	5,337
Series E, 2.25%, tender 4/29/22 (a)	22,430	22,904
Series 2011 IL, 5% 12/1/22 (Pre-Refunded to 12/1/21 @ 100)	1,110	1,189
Series 2012 A, 5% 5/15/23	1,270	1,375
Series 2012:
5% 9/1/20	1,440	1,476
5% 9/1/21	2,000	2,126
5% 9/1/22	3,455	3,801
Series 2015 A:
5% 11/15/22	490	541
5% 11/15/24	1,490	1,732
5% 11/15/25	1,905	2,264
5% 11/15/26	1,955	2,316
Series 2015 B, 5% 11/15/24	1,910	2,235
Series 2016 A:
5% 8/15/20	490	499
5% 2/15/21	735	765
5% 8/15/21	685	719
5% 2/15/23	980	1,089
5% 8/15/23	1,465	1,623
5% 8/15/24	2,135	2,423
Series 2016 C:
5% 2/15/20	4,970	4,990
5% 2/15/22	3,335	3,600
5% 2/15/23	4,470	4,987
5% 2/15/24	5,220	6,002
Series 2016:
5% 7/1/22	2,895	3,170
5% 5/15/25	490	576
5% 5/15/26	980	1,175
5% 5/15/27	1,225	1,458
Series 2017:
5% 1/1/23	1,465	1,630
5% 1/1/25	2,260	2,669
Series 2019:
5% 9/1/23	400	444
5% 9/1/24	415	471
5% 9/1/25	300	347
5% 4/1/26	1,625	1,958
5% 9/1/26	300	352
5% 4/1/27	2,135	2,623
5% 9/1/27	500	595
5% 4/1/28	1,425	1,781
5% 4/1/29	2,000	2,533
Illinois Gen. Oblig.:
Series 2010, 5% 1/1/21 (FSA Insured)	1,565	1,569
Series 2012 A, 4% 1/1/23	1,245	1,289
Series 2012:
5% 8/1/21	2,360	2,475
5% 8/1/22	5,675	6,105
Series 2013:
5% 7/1/21	6,360	6,655
5% 7/1/22	10,995	11,802
Series 2014:
5% 2/1/22	2,935	3,115
5% 4/1/23	2,165	2,356
5% 2/1/25	2,275	2,500
Series 2016, 5% 1/1/26	2,900	3,302
Series 2017 D:
5% 11/1/23	3,860	4,249
5% 11/1/25	6,635	7,493
Series 2018 A, 5% 10/1/26	4,615	5,313
Series 2019 B, 5% 9/1/20	3,740	3,823
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A, 5% 2/1/23	1,180	1,311
Illinois Reg'l. Trans. Auth. Series 2017 A:
5% 7/1/20	1,320	1,344
5% 7/1/21	1,320	1,393
Illinois Toll Hwy. Auth. Toll Hwy. Rev. Series C:
5% 1/1/25	7,000	8,225
5% 1/1/26	15,000	18,072
5% 1/1/27	3,500	4,307
5% 1/1/28	7,965	9,962
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	4,715	4,390
0% 1/15/25	4,915	4,478
0% 1/15/26	3,695	3,282
McHenry County Conservation District Gen. Oblig. Series 2014, 5% 2/1/23	2,175	2,417
Railsplitter Tobacco Settlement Auth. Rev. Series 2017, 5% 6/1/22	9,780	10,611

TOTAL ILLINOIS		374,624

Indiana - 2.9%
Indiana Fin. Auth. Health Sys. Rev. Bonds Series 2019 B, 2.25%, tender 7/1/25 (a)	2,005	2,077
Indiana Fin. Auth. Hosp. Rev.:
Bonds Series 2015 B, 1.65%, tender 7/2/22 (a)	3,345	3,366
Series 2013:
5% 8/15/22	685	752
5% 8/15/23	980	1,109
Indiana Fin. Auth. Rev. Series 2012:
5% 3/1/20 (Escrowed to Maturity)	635	639
5% 3/1/21 (Escrowed to Maturity)	1,200	1,253
Indiana Fin. Auth. Wastewtr. Util. Rev. (CWA Auth. Proj.):
Series 2012 A:
5% 10/1/20	805	828
5% 10/1/22	1,565	1,722
Series 2014 A:
5% 10/1/20	365	375
5% 10/1/21	370	394
5% 10/1/22	660	727
Series 2015 A:
5% 10/1/24	1,460	1,710
5% 10/1/25	1,590	1,862
Indiana Health Facility Fing. Auth. Rev. Bonds Series 2001 A2, 2%, tender 2/1/23 (a)	1,440	1,470
Indiana Hsg. & Cmnty. Dev. Auth. Series 2019 B, 3.5% 1/1/49	1,855	2,001
Indianapolis Local Pub. Impt. (Indianapolis Arpt. Auth. Proj.) Series 2016 A1:
5% 1/1/21 (b)	2,690	2,791
5% 1/1/23 (b)	1,940	2,143
5% 1/1/24 (b)	2,715	3,083
5% 1/1/25 (b)	2,845	3,314
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
4% 1/15/20	1,315	1,316
4% 1/15/21	1,225	1,259
5% 7/15/20	1,145	1,168
5% 7/15/21	980	1,035
Whiting Envir. Facilities Rev.:
(BP Products North America, Inc. Proj.) Series 2009, 5.25% 1/1/21	4,160	4,318
Bonds (BP Products North America, Inc. Proj.):
Series 2015, 5%, tender 11/1/22 (a)(b)	22,305	24,359
Series 2016 A, 5%, tender 3/1/23 (a)(b)	1,200	1,321
Series 2017, 5%, tender 11/1/24 (a)(b)	1,250	1,433
Series 2019 A, 5%, tender 6/5/26 (a)(b)	15,945	18,843

TOTAL INDIANA		86,668

Iowa - 0.0%
Iowa Student Ln. Liquidity Corp. Student Ln. Rev. Series 2019 B, 5% 12/1/24 (b)	800	927
Kansas - 0.1%
Desoto Usd # 232 Series 2015 A, 5% 9/1/22	1,525	1,679
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2016 A:
5% 9/1/22	490	538
5% 9/1/23	710	804
5% 9/1/25	785	934

TOTAL KANSAS		3,955

Kentucky - 2.5%
Ashland Med. Ctr. Rev.:
(Ashland Hosp. Corp. D/B/A King's Daughters Med. Ctr. Proj.) Series 2016 A, 5% 2/1/24	1,330	1,497
(Ashland Hosp. Corp. D/B/A Kings Daughters Med. Ctr. Proj.) Series 2016 A, 5% 2/1/25	980	1,127
Series 2019:
5% 2/1/21	385	399
5% 2/1/23	625	687
Carroll County Envir. Facilities Rev. Bonds (Kentucky Utils. Co. Proj.):
Series 2004 A, 1.75%, tender 9/1/26 (a)(b)	1,745	1,733
Series 2008 A, 1.2%, tender 6/1/21 (a)(b)	7,805	7,800
Kentucky Econ. Dev. Fin. Auth. Bonds Series 2009 B, 2.7%, tender 11/10/21 (a)	10,200	10,415
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2015 A:
5% 6/1/20	1,380	1,397
5% 6/1/22	1,525	1,632
5% 6/1/24	1,655	1,860
Kentucky State Property & Buildings Commission Rev.:
(#106 Proj.) Series 2013 A, 5% 10/1/27	1,500	1,684
(Kentucky St Proj.) Series D, 5% 5/1/21	980	1,028
Series A:
5% 11/1/24	1,250	1,451
5% 11/1/25	1,650	1,955
Series C, 5% 11/1/21 (d)	2,515	2,641
Kentucky, Inc. Pub. Energy Bonds:
Series 2019 A1, 4%, tender 6/1/25 (a)	10,455	11,588
Series C1, 4%, tender 6/1/25 (a)	15,000	16,613
Louisville Reg'l. Arpt. Auth. Sys. Rev. Series 2014 A, 5% 7/1/24 (b)	1,280	1,478
Louisville/Jefferson County Metropolitan Gov. Series 2012 A:
5% 12/1/28 (Pre-Refunded to 6/1/22 @ 100)	505	549
5% 12/1/29 (Pre-Refunded to 6/1/22 @ 100)	2,140	2,327
Univ. Louisville Revs. Series 2016 C, 3% 9/1/21	2,315	2,379

TOTAL KENTUCKY		72,240

Louisiana - 2.0%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015, 5% 6/1/21 (FSA Insured)	4,890	5,151
Louisiana Gen. Oblig.:
Series 2012 A, 5% 8/1/22	1,480	1,625
Series 2012 C, 5% 7/15/21	3,305	3,500
Series 2014 D1, 5% 12/1/22	1,275	1,415
Series 2016 B:
5% 8/1/22	14,185	15,575
5% 8/1/23	6,115	6,920
Series 2016 D, 5% 9/1/22	6,220	6,849
Louisiana Stadium and Exposition District Series 2013 A:
5% 7/1/21	1,465	1,546
5% 7/1/22	980	1,070
New Orleans Aviation Board Rev.:
(North Term. Proj.) Series 2017 B:
5% 1/1/23 (b)	300	331
5% 1/1/24 (b)	195	221
5% 1/1/25 (b)	195	226
5% 1/1/26 (b)	490	580
Series 2017 D2:
5% 1/1/23 (b)	390	430
5% 1/1/24 (b)	735	832
5% 1/1/25 (b)	490	568
New Orleans Gen. Oblig. Series 2012, 5% 12/1/20	60	62
St. John Baptist Parish Rev.:
(Marathon Oil Corp.) Series 2017, 2.2% 6/1/37 (a)	3,765	3,797
Bonds (Marathon Oil Corp.) Series 2017, 2%, tender 4/1/23 (a)	3,555	3,578
Tobacco Settlement Fing. Corp. Series 2013 A, 5% 5/15/23	4,400	4,893

TOTAL LOUISIANA		59,169

Maine - 0.2%
Maine Health & Higher Edl. Facilities Auth. Rev. Series 2013, 5% 7/1/24	350	385
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/21	2,350	2,485
5% 7/1/22	1,810	1,983

TOTAL MAINE		4,853

Maryland - 0.9%
Baltimore Proj. Rev. Series 2017 D:
5% 7/1/24	3,220	3,754
5% 7/1/25	3,380	4,042
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A:
4% 6/1/20	2,960	2,992
5% 6/1/21	1,640	1,721
5% 6/1/22	1,750	1,893
Maryland Health & Higher Edl. Facilities Auth. Rev. Series 2015:
5% 7/1/22	880	958
5% 7/1/23	980	1,099
5% 7/1/24	1,955	2,253
5% 7/1/25	1,730	2,044
Maryland St Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	2,540	2,790
Series 2019 C, 3.5% 3/1/50	1,965	2,121
Rockville Mayor & Council Econ. Dev. (Rfdg.-Ingleside King Farm Proj.) Series 2017:
2.5% 11/1/24	850	850
3% 11/1/25	625	626

TOTAL MARYLAND		27,143

Massachusetts - 0.6%
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Bonds Series 2019 A, 5%, tender 1/1/23 (a)	3,000	3,330
Massachusetts Dev. Fin. Agcy. Rev.:
Series 2016 I:
5% 7/1/21	490	516
5% 7/1/22	585	635
5% 7/1/23	660	738
5% 7/1/24	1,075	1,235
5% 7/1/25	980	1,153
5% 7/1/26	980	1,177
Series 2019 A:
5% 7/1/23	525	586
5% 7/1/24	1,150	1,317
5% 7/1/25	825	967
Massachusetts Edl. Fing. Auth. Rev. Series 2016 J, 5% 7/1/23 (b)	2,175	2,430
Massachusetts Port Auth. Rev. Series 2017 A:
5% 7/1/24 (b)	3,005	3,474
5% 7/1/25 (b)	1,115	1,320

TOTAL MASSACHUSETTS		18,878

Michigan - 2.9%
Clarkston Cmnty. Schools 5% 5/1/22	1,635	1,778
Detroit Downtown Dev. Auth. Tax Series A, 5% 7/1/24 (FSA Insured)	1,000	1,147
Detroit Swr. Disp. Rev. Series 2006 D, 3 month U.S. LIBOR + 0.600% 2.006% 7/1/32 (a)(e)	3,980	3,934
Grand Blanc Cmnty. Schools Series 2013:
5% 5/1/21	2,105	2,211
5% 5/1/22	1,810	1,968
Grand Rapids Pub. Schools 5% 5/1/23 (FSA Insured)	1,275	1,431
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/22	980	1,064
5% 5/15/24	540	620
5% 5/15/25	635	747
5% 5/15/26	610	733
Michigan Bldg. Auth. Rev. (Facilities Prog.) Series 2016 I:
5% 4/15/22	980	1,066
5% 4/15/24	1,450	1,683
Michigan Fin. Auth. Rev.:
(Detroit Wtr. and Sewage Dept. Wtr. Supply Sys. Rev. Rfdg. Local Proj.) Series 2014 D1, 5% 7/1/22 (FSA Insured)	1,920	2,100
Bonds:
Series 2019 B, 3.5%, tender 11/15/22 (a)	1,630	1,723
Series 2019 MI2, 5%, tender 2/1/25 (a)	4,830	5,661
Series 2015 A:
5% 8/1/22	2,350	2,575
5% 8/1/23	3,715	4,205
Michigan Gen. Oblig. Series 2016:
5% 3/15/21	980	1,025
5% 3/15/22	2,280	2,471
5% 3/15/23	3,915	4,386
5% 3/15/24	6,760	7,814
Michigan Hosp. Fin. Auth. Rev. Bonds (Ascension Health Cr. Group Proj.) Series F5, 2.4%, tender 3/15/23 (a)	3,535	3,647
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds:
(Consumer Energy Co. Proj.) Series 2019, 1.8%, tender 10/1/24 (a)(b)	3,140	3,154
Series CC, 1.45%, tender 9/1/21 (a)	7,040	7,027
Portage Pub. Schools Series 2016:
5% 5/1/23	1,990	2,232
5% 11/1/23	1,335	1,520
5% 5/1/24	1,880	2,173
5% 11/1/24	1,955	2,292
5% 5/1/25	1,100	1,307
5% 11/1/25	1,195	1,438
5% 11/1/26	1,155	1,404
5% 11/1/28	985	1,190
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/21	1,465	1,557
5% 9/1/23	490	556
Spring Lake Pub. Schools 5% 5/1/21	4,020	4,222

TOTAL MICHIGAN		84,061

Minnesota - 0.6%
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2014 A:
5% 1/1/22	980	1,056
5% 1/1/23	980	1,093
Series 2014 B:
5% 1/1/21 (b)	2,240	2,324
5% 1/1/22 (b)	1,955	2,097
5% 1/1/23 (b)	980	1,085
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	2,950	3,309
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2017:
5% 1/1/22	1,160	1,246
5% 1/1/23	1,115	1,238
5% 1/1/24	1,560	1,783
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series 2014 A:
5% 1/1/22	980	1,055
5% 1/1/23	1,465	1,631
5% 1/1/24	980	1,127

TOTAL MINNESOTA		19,044

Mississippi - 0.0%
Mississippi Hosp. Equip. & Facilities Auth. (Forrest County Gen. Hosp. Rfdg. Proj.) Series 2019 B, 5% 1/1/24	400	453
Missouri - 0.4%
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/20	320	322
5% 3/1/21	390	404
5% 3/1/22	585	623
5% 3/1/23	980	1,070
5% 3/1/24	685	766
5% 3/1/25	710	812
5% 3/1/26	980	1,141
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. Series 2019, 4% 5/1/50	530	584
Saint Louis Arpt. Rev. Series A, 5.25% 7/1/26 (FSA Insured)	5,270	6,544

TOTAL MISSOURI		12,266

Montana - 0.2%
Montana Board Hsg. Single Family:
Series 2019 B, 4% 6/1/50	260	290
Series A1, 3.5% 6/1/50 (d)	4,115	4,461

TOTAL MONTANA		4,751

Nebraska - 0.5%
Central Plains Energy Proj. Gas Supply Bonds Series 2019, 4%, tender 8/1/25 (a)	9,765	10,927
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev.:
Series 2019 B, 4% 9/1/49 (b)	1,535	1,668
Series 2019 E, 3.75% 9/1/49 (b)	1,745	1,867

TOTAL NEBRASKA		14,462

Nevada - 2.2%
Clark County Arpt. Rev.:
(Sub Lien Proj.) Series 2017 A-1, 5% 7/1/22 (b)	3,915	4,270
Series 2017 C, 5% 7/1/21 (b)	7,785	8,224
Clark County School District:
Series 2016 A:
5% 6/15/21	1,470	1,551
5% 6/15/23	1,285	1,444
Series 2016 D, 5% 6/15/23	10,000	11,235
Series 2017 A:
5% 6/15/22	2,800	3,048
5% 6/15/26	1,285	1,556
Series 2017 C:
5% 6/15/21	9,030	9,527
5% 6/15/23	4,550	5,112
Nevada Dept. of Bus. & Industry Bonds (Republic Svcs., Inc. Proj.) Series 2001, 1.47%, tender 6/1/20 (a)(b)(c)	2,700	2,700
Nevada Gen. Oblig. Series 2013 D1, 5% 3/1/24	2,640	2,955
Washoe County Gas & Wtr. Facilities Bonds (Sierra Pacific Pwr. Co. Proj.) Series 2016 B, 3%, tender 6/1/22 (a)	5,185	5,383
Washoe County Gas Facilities Rev. Bonds:
Series 2016 F, 2.05%, tender 4/15/22 (a)(b)	4,800	4,847
Series 2016, 2.05%, tender 4/15/22 (a)(b)	2,900	2,928

TOTAL NEVADA		64,780

New Hampshire - 0.7%
Nat'l. Fin. Auth. Solid Bonds (Waste Mgmt., Inc. Proj.):
Series 2019 A3, 2.15%, tender 7/1/24 (a)(b)	4,455	4,501
Series 2019 A4, 2.15%, tender 7/1/24 (a)(b)	2,250	2,274
New Hampshire Bus. Fin. Auth. Wtr. Facility (Pennichuck Wtr. Works, Inc. Proj.) Series 2014 A:
5% 1/1/24 (b)	1,120	1,251
5% 1/1/25 (b)	1,000	1,142
New Hampshire Health & Ed. Facilities Auth. Series 2017 B, 4.125% 7/1/24 (c)	605	606
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Southern NH Med. Ctr. Proj.) Series 2016, 3% 10/1/21	1,375	1,410
Series 2012:
4% 7/1/20	2,645	2,677
4% 7/1/21	1,485	1,540
Series 2016:
5% 10/1/21	1,225	1,299
5% 10/1/22	900	985
5% 10/1/23	2,785	3,138

TOTAL NEW HAMPSHIRE		20,823

New Jersey - 6.6%
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/20	3,030	3,042
5% 2/15/21	2,445	2,539
5% 2/15/22	2,445	2,625
5% 2/15/23	2,770	3,062
New Jersey Econ. Dev. Auth. Rev.:
(Provident Montclair Proj.) Series 2017:
4% 6/1/22 (FSA Insured)	980	1,038
5% 6/1/23 (FSA Insured)	1,230	1,372
5% 6/1/24 (FSA Insured)	980	1,125
Series 2011 EE, 5% 9/1/20	1,320	1,351
Series 2012 II:
5% 3/1/21 (Escrowed to Maturity)	6,650	6,948
5% 3/1/22	6,155	6,610
Series 2013, 5% 3/1/23	13,920	15,365
Series 2016 BBB, 5% 6/15/23	9,010	10,026
New Jersey Edl. Facility:
Series 2014:
5% 6/15/20	10,760	10,934
5% 6/15/21	10,760	11,316
Series 2016 A:
5% 7/1/21	2,150	2,257
5% 7/1/22	6,160	6,668
5% 7/1/23	3,315	3,694
5% 7/1/24	7,740	8,858
New Jersey Health Care Facilities Fing. Auth. Rev.:
Bonds:
Series 2019 B1, 5%, tender 7/1/24 (a)	3,175	3,673
Series 2019 B2, 5%, tender 7/1/25 (a)	3,890	4,613
Series 2016 A:
5% 7/1/21	170	179
5% 7/1/22	170	184
5% 7/1/23	595	663
5% 7/1/24	1,200	1,396
5% 7/1/24	985	1,125
5% 7/1/24	475	543
5% 7/1/25	515	601
5% 7/1/26	170	202
5% 7/1/27	255	302
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2015 1A, 5% 12/1/24 (b)	5,000	5,802
Series 2017 1A:
5% 12/1/22 (b)	1,250	1,376
5% 12/1/23 (b)	1,930	2,184
Series 2017 1B, 5% 12/1/21 (b)	1,285	1,372
Series 2019 A:
5% 12/1/23	720	821
5% 12/1/24	420	492
New Jersey Hsg. & Mtg. Fin. Agcy. Rev. Series 2019 D:
4% 4/1/20 (b)	1,015	1,021
4% 10/1/21 (b)	2,120	2,202
4% 4/1/22 (b)	1,655	1,736
4% 4/1/23 (b)	1,090	1,163
4% 10/1/23 (b)	1,150	1,238
4% 4/1/25 (b)	1,405	1,546
New Jersey Tpk. Auth. Tpk. Rev.:
Bonds Series 2017 C5, 1 month U.S. LIBOR + 0.460% 1.656%, tender 1/2/20 (a)(e)	10,485	10,493
Series 2017 C1, 1 month U.S. LIBOR + 0.340% 1.536% 1/1/21 (a)(e)	1,170	1,172
New Jersey Trans. Trust Fund Auth.:
Series 2010 A, 0% 12/15/27	5,520	4,521
Series 2013 A, 5% 6/15/20	17,605	17,889
Series 2016 A, 5% 6/15/27	3,960	4,674
Series 2018 A, 5% 6/15/24	5,000	5,730
Series A:
5% 12/15/24	1,780	2,050
5% 12/15/25	1,665	1,947
5% 12/15/26	2,600	3,074
Series AA, 5% 6/15/29	1,000	1,076
New Jersey Transit Corp. Ctfs. of Prtn. Series 2014 A, 5% 9/15/21	4,795	5,091
Rutgers State Univ. Rev. Series Q:
5% 5/1/21 (d)	990	1,037
5% 5/1/22 (d)	690	748
5% 5/1/23 (d)	540	605

TOTAL NEW JERSEY		193,371

New Mexico - 1.8%
Farmington Poll. Cont. Rev. Bonds (Southern California Edison Co. Four Corners Proj.):
Series 2005 B, 1.875%, tender 4/1/20 (a)	10,785	10,790
Series 2011, 1.875%, tender 4/1/20 (a)	6,155	6,158
New Mexico Hosp. Equip. Ln. Council Rev. Bonds Series 2019 B, 5%, tender 8/1/25 (a)	3,135	3,717
New Mexico Mtg. Fin. Auth. Series 2019 C, 4% 1/1/50	4,965	5,447
New Mexico Muni. Energy Acquisition Auth. Gas Supply Rev.:
Bonds Series 2019 A, 5%, tender 5/1/25 (Liquidity Facility Royal Bank of Canada) (a)	15,000	17,488
Series 2019 A:
4% 5/1/21 (Liquidity Facility Royal Bank of Canada)	505	523
4% 11/1/21 (Liquidity Facility Royal Bank of Canada)	625	655
4% 5/1/22 (Liquidity Facility Royal Bank of Canada)	960	1,019
4% 11/1/23 (Liquidity Facility Royal Bank of Canada)	710	779
4% 5/1/24 (Liquidity Facility Royal Bank of Canada)	950	1,050
4% 11/1/24 (Liquidity Facility Royal Bank of Canada)	1,450	1,620
4% 5/1/25 (Liquidity Facility Royal Bank of Canada)	2,790	3,140

TOTAL NEW MEXICO		52,386

New York - 2.0%
Dorm. Auth. New York Univ. Rev. Series 2016 A:
5% 7/1/22	490	535
5% 7/1/24	1,810	2,094
Long Island Pwr. Auth. Elec. Sys. Rev. Bonds Series 2019 B, 1.65%, tender 9/1/24 (a)	6,500	6,554
New York Dorm. Auth. Revs. Bonds:
Series 2019 B1, 5%, tender 5/1/22 (a)	1,740	1,852
Series 2019 B2, 5%, tender 5/1/48	1,430	1,615
New York Metropolitan Trans. Auth. Rev.:
Bonds Series 2018 A, 5%, tender 11/15/20 (a)	20,000	20,620
Series 2008 B2, 5% 11/15/21	3,915	4,190
Series 2012 B, 5% 11/15/22	1,955	2,163
Series 2012 E, 5% 11/15/21	2,380	2,547
Series 2014 C, 5% 11/15/21	2,740	2,933
Series 2016 B, 5% 11/15/21	2,150	2,301
New York State Mtg. Agcy. Homeowner Mtg. Series 221, 3.5% 10/1/32 (b)	570	614
Niagara Frontier Trans. Auth. Arpt. Rev. Series 2019 A:
5% 4/1/25 (b)	625	729
5% 4/1/27 (b)	1,350	1,633
Onondaga County Ind. Dev. Agcy. Swr. Facilities Rev. (Bristol-Meyers Squibb Co. Proj.) 5.75% 3/1/24 (b)	5,335	6,222
Yonkers Gen. Oblig. Series 2017 C, 5% 10/1/22 (Build America Mutual Assurance Insured)	2,490	2,749

TOTAL NEW YORK		59,351

North Carolina - 1.3%
New Hanover County Hosp. Rev. Series 2017:
5% 10/1/25	1,115	1,289
5% 10/1/26	1,260	1,483
North Carolina Grant Anticipation Rev. Series 2017:
5% 3/1/22	3,580	3,874
5% 3/1/23	3,580	4,006
North Carolina Hsg. Fin. Agcy. Home Ownership Rev. Series 43, 4% 7/1/50 (d)	7,200	7,974
North Carolina Med. Care Commission Health Care Facilities Rev. Bonds:
Series 2019 B, 2.2%, tender 12/1/22 (a)	4,235	4,296
Series 2019 C, 2.55%, tender 6/1/26 (a)	7,335	7,625
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2015 E:
5% 1/1/22	4,890	5,259
5% 1/1/23	1,465	1,628

TOTAL NORTH CAROLINA		37,434

Ohio - 2.0%
Akron Bath Copley Hosp. District Rev. Series 2016, 5% 11/15/24	1,955	2,272
Allen County Hosp. Facilities Rev. Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	5,280	5,727
American Muni. Pwr., Inc. Rev. Bonds:
(Combined Hydroelectric Proj.) Series 2018, 2.25%, tender 8/15/21 (a)	2,500	2,520
Series 2019 A, 2.3%, tender 2/15/22 (a)	5,500	5,582
Cleveland Arpt. Sys. Rev.:
Series 2016 A, 5% 1/1/26 (FSA Insured)	490	576
5% 1/1/20 (FSA Insured)	415	415
5% 1/1/24 (FSA Insured)	1,175	1,349
5% 1/1/25 (FSA Insured)	1,225	1,446
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/22	2,100	2,241
5% 6/15/23	1,815	1,978
Franklin County Hosp. Facilities Rev. Series 2016 C, 5% 11/1/23	2,800	3,196
Hamilton County Convention Facilities Auth. Rev. Series 2014, 5% 12/1/21	2,000	2,143
Hamilton County HealthCare Facilities Rev. Series 2012, 5% 6/1/21	1,200	1,261
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019:
5% 8/1/27	500	618
5% 8/1/28	1,000	1,256
Ohio Hosp. Facilities Rev. Series 2017 A:
5% 1/1/21	2,640	2,741
5% 1/1/22	1,665	1,793
5% 1/1/23	1,955	2,177
5% 1/1/24	1,690	1,941
5% 1/1/25	2,035	2,408
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	380	426
Scioto County Hosp. Facilities Rev.:
Series 2016:
5% 2/15/21	1,295	1,345
5% 2/15/22	1,075	1,154
5% 2/15/23	2,075	2,296
5% 2/15/24	1,605	1,823
5% 2/15/25	1,675	1,952
5% 2/15/26	1,225	1,457
Series 2019, 5% 2/15/29	2,580	2,926
Univ. of Akron Gen. Receipts Series 2019 A:
5% 1/1/23	400	444
5% 1/1/24	760	869
5% 1/1/25	1,100	1,290

TOTAL OHIO		59,622

Oklahoma - 0.1%
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (OU Medicine Proj.) Series 2018 B:
5% 8/15/24	500	570
5% 8/15/25	500	584
5% 8/15/26	800	953
Oklahoma Dev. Fin. Auth. Rev. Series 2004 A, 2.375% 12/1/21 (a)	1,320	1,342
Oklahoma Hsg. Fin. Agcy. Collateralized Bonds Series 2019, 1.6%, tender 7/1/22	480	481

TOTAL OKLAHOMA		3,930

Oregon - 1.3%
Clackamas County Hosp. Facility Auth. (Willamette View Proj.) Series 2017 B, 3% 11/15/22	390	390
Gilliam County Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.):
Series 2000 A, 2.4%, tender 5/2/22 (a)(b)	2,500	2,519
Series 2003 A, 2.4%, tender 5/2/22 (a)(b)	2,275	2,309
Oregon Bus. Dev. Commission Bonds Series 250, 5%, tender 3/1/22 (a)(b)	10,845	11,668
Oregon Bus. Dev. Commn Recovery Zone Facility Bonds (Intel Corp. Proj.) Series 232, 2.4%, tender 8/14/23 (a)	21,105	21,847

TOTAL OREGON		38,733

Pennsylvania - 1.6%
Commonwealth Fing. Auth. Rev. Series 2020 A:
5% 6/1/24 (d)	1,475	1,677
5% 6/1/25 (d)	1,150	1,340
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	2,445	2,461
Series B, 1.8%, tender 8/15/22 (a)	5,245	5,303
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
5% 10/1/20	1,230	1,256
5% 10/1/23	190	209
Series 2019, 5% 9/1/29	1,000	1,269
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012, 5% 3/1/20	2,095	2,107
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.):
Series 2009, 2.8%, tender 12/1/21 (a)	1,700	1,749
Series 2017 A, 1.7%, tender 8/3/20 (a)(b)	3,220	3,224
Pennsylvania Gen. Oblig. Series 2017, 5% 1/1/27	3,955	4,867
Pennsylvania Higher Edl. Facilities Auth. Rev. Series 2014:
5% 12/1/21	270	290
5% 12/1/22	835	928
Pennsylvania Indl. Dev. Auth. Rev. Series 2012, 5% 7/1/21	1,140	1,205
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of Harrisburg Proj.) Series 2016 A, 5% 12/1/21 (FSA Insured)	4,890	5,242
Philadelphia Arpt. Rev.:
Series 2017 A, 5% 7/1/24	490	570
Series 2017 B, 5% 7/1/24 (b)	2,445	2,823
Philadelphia Gas Works Rev. Series 15, 5% 8/1/21	1,225	1,296
Philadelphia School District:
Series 2018 A:
5% 9/1/24	1,000	1,154
5% 9/1/25	700	828
5% 9/1/26	750	904
Series 2019 A:
5% 9/1/21	985	1,045
5% 9/1/22	1,250	1,370
5% 9/1/23	315	355
5% 9/1/24	1,050	1,211
5% 9/1/25	1,200	1,420
Series 2019 B, 5% 9/1/24	1,000	1,154
Reading School District Series 2017:
5% 3/1/25 (FSA Insured)	320	374
5% 3/1/26 (FSA Insured)	260	311
5% 3/1/27 (FSA Insured)	250	305
5% 3/1/28 (FSA Insured)	245	296

TOTAL PENNSYLVANIA		48,543

Rhode Island - 1.1%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev. Series 2016:
5% 5/15/20	645	653
5% 5/15/21	1,475	1,545
5% 5/15/22	1,955	2,113
5% 5/15/23	1,180	1,313
5% 5/15/24	2,300	2,625
5% 5/15/25	5,385	6,288
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev. Series 2015, 5% 5/15/25 (FSA Insured)	5,910	6,974
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	960	1,055
Rhode Island Student Ln. Auth. Student Ln. Rev. Series 2019 A:
5% 12/1/23 (b)	750	845
5% 12/1/24 (b)	1,000	1,154
5% 12/1/25 (b)	1,250	1,472
5% 12/1/26 (b)	1,000	1,197
5% 12/1/28 (b)	510	626
Tobacco Settlement Fing. Corp. Series 2015 A:
5% 6/1/26	3,425	3,948
5% 6/1/27	980	1,125

TOTAL RHODE ISLAND		32,933

South Carolina - 0.8%
Lancaster County School District ( South Carolina Gen. Oblig. Proj.) Series 2017, 5% 3/1/22	2,020	2,187
Richland County School District #2 Gen. Oblig. (South Carolina Gen. Oblig. Proj.) Series 2015 A, 5% 2/1/23	2,565	2,866
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/23	4,345	4,926
5% 12/1/26	1,075	1,258
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. Series 2019 A, 4% 1/1/50	1,445	1,601
South Carolina Pub. Svc. Auth. Rev.:
Series 2012 B, 5% 12/1/20	980	1,013
Series 2014 C:
5% 12/1/22	1,075	1,188
5% 12/1/23	4,890	5,560
Series A, 5% 12/1/23	2,995	3,405

TOTAL SOUTH CAROLINA		24,004

South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev. Series 2014 B:
4% 11/1/20	610	624
4% 11/1/21	490	514
5% 11/1/22	365	402

TOTAL SOUTH DAKOTA		1,540

Tennessee - 1.3%
Greeneville Health & Edl. Facilities Board Series 2018 A, 5% 7/1/21	650	684
Metropolitan Nashville Arpt. Auth. Rev. Series 2019 B:
5% 7/1/26 (b)	2,000	2,417
5% 7/1/27 (b)	2,000	2,460
5% 7/1/28 (b)	3,000	3,746
5% 7/1/29 (b)	3,800	4,805
5% 7/1/30 (b)	3,000	3,835
Tennergy Corp. Gas Rev. Bonds Series 2019 A, 5%, tender 10/1/24 (a)	11,590	13,326
Tennessee Energy Acquisition Corp. Bonds (Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (a)	6,040	6,465

TOTAL TENNESSEE		37,738

Texas - 11.0%
Aledo Independent School District Series 2015, 0% 2/15/24	1,195	1,127
Austin Arpt. Sys. Rev. Series 2019 B:
5% 11/15/23 (b)	600	682
5% 11/15/24 (b)	625	729
5% 11/15/25 (b)	650	776
Central Reg'l. Mobility Auth. Series 2016:
5% 1/1/21	490	507
5% 1/1/22	1,465	1,570
5% 1/1/23	2,395	2,651
5% 1/1/24	3,295	3,757
5% 1/1/26	2,800	3,365
Cypress-Fairbanks Independent School District Bonds:
Series 2014 B1, 1.25%, tender 8/15/22 (a)	2,420	2,416
Series 2014 B2, 1.4%, tender 8/17/20 (a)	3,220	3,222
Series 2014 B3, 1.4%, tender 8/17/20 (a)	3,485	3,487
Series 2015 B2, 2.125%, tender 8/16/21 (a)	16,000	16,216
Dallas County Gen. Oblig. Series 2016 5% 8/15/22	3,445	3,789
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2013 F:
5% 11/1/21	2,935	3,139
5% 11/1/22	4,890	5,413
Series 2014 D, 5% 11/1/23 (b)	1,905	2,162
Dallas Independent School District Bonds:
Series 2016 B5, 5%, tender 2/15/21 (a)	7,825	8,146
Series 2016, 5%, tender 2/15/22 (a)	150	162
Series 2019, 5%, tender 2/15/22 (a)	7,765	8,363
Denton Independent School District:
Bonds Series 2014 B, 2%, tender 8/1/24 (a)	1,970	2,022
Series 2016, 0% 8/15/25	1,610	1,481
Fort Bend Independent School District Bonds:
Series 2019 A, 1.95%, tender 8/1/22 (a)	9,990	10,141
Series C, 1.35%, tender 8/1/20 (a)	1,695	1,695
Series D, 1.5%, tender 8/1/21 (a)	3,060	3,069
Fort Worth Gen. Oblig. Series 2015 A, 5% 3/1/23	1,670	1,869
Fort Worth Independent School District Series 2015, 5% 2/15/22	1,580	1,709
Gulf Coast Waste Disp. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt. of Texas, Inc. Denton County Proj.) Series 2003 B, 2.15%, tender 5/1/20 (a)(b)	2,000	2,004
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
Bonds Series 2019 B, 5%, tender 12/1/26 (a)	6,345	7,727
Series 2014 A, 5% 12/1/26	1,085	1,260
Houston Arpt. Sys. Rev.:
Series 2012 A, 5% 7/1/23 (b)	3,720	4,046
Series 2018 A:
5% 7/1/23 (b)	750	844
5% 7/1/25 (b)	1,550	1,838
Houston Independent School District:
Bonds:
Series 2012, 2.4%, tender 6/1/21 (a)	12,235	12,426
Series 2013 B, 2.4%, tender 6/1/21 (a)	5,880	5,972
Series 2017, 3% 2/15/22	13,810	14,354
Leander Independent School District Series 2013 A, 0% 8/15/21	1,870	1,832
Lewisville Independent School District Series 1996, 0% 8/15/21	2,110	2,068
Love Field Arpt. Modernization Rev. Series 2015:
5% 11/1/22 (b)	1,000	1,101
5% 11/1/23 (b)	2,125	2,407
Lower Colorado River Auth. Rev. Series 2010 B, 5% 5/15/21	2,965	3,007
Mansfield Independent School District Series 2016, 5% 2/15/24	4,185	4,820
Midlothian Independent School District Series 2013 C, 2%, tender 8/1/24 (a)	1,645	1,688
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/26	2,425	2,867
North East Texas Independent School District Bonds Series 2019, 2.2%, tender 8/1/24 (a)	1,845	1,909
North Harris County Reg'l. Wtr. Auth. Series 2013, 4% 12/15/22	1,545	1,669
North Texas Tollway Auth. Rev.:
Series 2011 A, 5.5% 9/1/41 (Pre-Refunded to 9/1/21 @ 100)	16,800	17,999
Series 2011 D, 5% 9/1/28 (Pre-Refunded to 9/1/21 @ 100)	4,100	4,359
Northside Independent School District Bonds:
Series 2019, 1.6%, tender 8/1/24 (a)	7,330	7,361
2%, tender 6/1/21 (a)	11,865	11,962
Pasadena Independent School District Bonds Series 2015 B, 1.5%, tender 8/15/24 (a)	6,615	6,649
Prosper Independent School District Bonds Series 2019 B, 2%, tender 8/15/23 (a)	10,000	10,220
Sam Rayburn Muni. Pwr. Agcy. Series 2012, 5% 10/1/20	980	1,006
San Antonio Arpt. Sys. Rev.:
Serie 2019 A, 5% 7/1/24 (b)	1,750	2,020
Series 2019 A, 5% 7/1/23 (b)	555	624
Series 2019 A:
5% 7/1/22 (b)	705	769
5% 7/1/22 (b)	690	752
5% 7/1/23 (b)	505	566
5% 7/1/24 (b)	1,000	1,152
5% 7/1/25 (b)	1,250	1,477
5% 7/1/25 (b)	1,350	1,592
5% 7/1/26 (b)	1,500	1,810
5% 7/1/26 (b)	1,250	1,504
San Antonio Elec. & Gas Sys. Rev. Bonds:
Series 2015 B, 2%, tender 12/1/21 (a)	3,965	4,001
Series 2018, 2.75%, tender 12/1/22 (a)	10,100	10,513
San Antonio Pub. Facilities Corp. and Rfdg. Lease (Convention Ctr. Proj.) Series 2012:
5% 9/15/21	980	1,044
5% 9/15/22	3,365	3,698
San Antonio Wtr. Sys. Rev. Bonds Series 2013 F, 2%, tender 11/1/21 (a)	7,420	7,507
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Scott & White Healthcare Proj.) Series 2013 A:
5% 8/15/21	735	779
5% 8/15/23	980	1,106
Series 2013, 5% 9/1/20	895	917
Tarrant County Cultural Ed. Facilities Fin. Corp. Retirement Facility Rev. (MRC Crestview Proj.) Series 2010, 8.125% 11/15/44 (Pre-Refunded to 11/15/20 @ 100)	2,875	3,044
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 A, 5% 2/15/26	1,465	1,768
Series 2017 A, 5% 2/15/24	1,955	2,243
Texas Gen. Oblig.:
Bonds:
Series 2019 C2, 1.85%, tender 8/1/22 (a)	1,510	1,514
Series 2019 E2, 2.25%, tender 8/1/22 (a)	6,805	6,842
Series 2013 B, 5.25% 8/1/21 (b)	8,805	9,353
Series 2018, 4% 8/1/21 (b)	2,340	2,440
Texas Trans. Commission Central Texas Tpk. Sys. Rev. Bonds Series 2015 A, 5%, tender 4/1/20 (a)	17,160	17,312
Texas Wtr. Dev. Board Rev. Series 2018 B, 5% 4/15/23	4,000	4,500
Tomball Independent School District Bonds Series 2014 B2, 2.125%, tender 8/15/21 (a)	4,920	4,986
Trinity River Auth. Reg'l. Wastewtr. Sys. Rev. Series 2016, 5% 8/1/23	1,550	1,757

TOTAL TEXAS		324,650

Virginia - 0.5%
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 A:
4% 7/15/20	590	598
5% 7/15/21	390	411
Fredericksburg Econ. Dev. Auth. Rev. Series 2014, 5% 6/15/24	2,290	2,647
Gloucester County Indl. Dev. Auth. Bonds Series 2003 A, 2.4%, tender 5/2/22 (a)(b)	1,500	1,528
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds Series 2008 B, 2.15%, tender 9/1/20 (a)	2,605	2,619
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
5% 6/15/24	1,185	1,369
5% 6/15/25	980	1,160
5% 6/15/26	1,680	2,034
Sussex County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds Series 2003 A, 2.4%, tender 5/2/22 (a)(b)	945	962
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds Series 2009 A, 2.15%, tender 9/1/20 (a)	1,175	1,181
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.9%, tender 6/1/23 (a)	800	810

TOTAL VIRGINIA		15,319

Washington - 1.3%
Grant County Pub. Util. District #2 Series 2012 A, 5% 1/1/21	1,825	1,894
King County Hsg. Auth. Rev. Series 2019:
4% 11/1/24	1,075	1,208
4% 11/1/25	1,260	1,439
4% 11/1/30	1,575	1,860
Port of Seattle Rev.:
Series 2016 B:
5% 10/1/21 (b)	2,720	2,898
5% 10/1/22 (b)	2,445	2,691
5% 10/1/23 (b)	2,965	3,355
Series 2019:
5% 4/1/22 (b)	1,785	1,929
5% 4/1/23 (b)	1,785	1,990
5% 4/1/24 (b)	2,000	2,292
5% 4/1/25 (b)	2,000	2,354
Tacoma Elec. Sys. Rev.:
Series 2013 A:
4% 1/1/21	195	201
5% 1/1/21	1,730	1,797
Series 2017:
5% 1/1/22	785	846
5% 1/1/25	660	781
5% 1/1/26	390	473
Tobacco Settlement Auth. Rev. Series 2013, 5% 6/1/22	2,165	2,339
Washington Health Care Facilities Auth. Rev.:
(Providence Health Systems Proj.) Series 2012 A, 5% 10/1/24	795	875
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/25	980	1,131
5% 8/15/26	1,955	2,291
5% 8/15/27	2,125	2,521

TOTAL WASHINGTON		37,165

West Virginia - 0.2%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds (Appalachian Pwr. Co. Amos Proj.) Series 2011 A, 1.7%, tender 9/1/20 (a)(b)	6,610	6,616
Wisconsin - 1.1%
Milwaukee County Arpt. Rev. Series 2013 A:
5% 12/1/20 (b)	1,300	1,344
5% 12/1/22 (b)	1,440	1,594
5.25% 12/1/23 (b)	1,505	1,730
Pub. Fin. Auth. Sr Liv Rev. (Mary's Woods At Marylhurst, Inc. Proj.) Series 2017 A, 5% 5/15/23 (c)	365	397
Wisconsin Health & Edl. Facilities:
(Hosp. Sisters Svcs., Inc.) Series 2014 A, 5% 11/15/22	3,305	3,652
Bonds Series 2018 B:
5%, tender 1/25/23 (a)	8,500	9,442
5%, tender 1/31/24 (a)	8,810	10,077
Series 2014:
5% 5/1/20	400	404
5% 5/1/21	625	651
Series 2019 A, 2.25% 11/1/26	1,000	1,007
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2012, 5% 10/1/21	1,370	1,459

TOTAL WISCONSIN		31,757

TOTAL MUNICIPAL BONDS
(Cost $2,639,231)		2,695,324

Municipal Notes - 8.3%
California - 1.7%
1500 Mission Urban Hsg. LP Participating VRDN Series DBE 80 38, 1.96% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	15,000	$15,000
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Participating VRDN:
Series Floaters XM 06 75, 1.86% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(f)(g)	1,500	1,500
Series Floaters ZF 26 76, 1.81% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(f)(g)	6,000	6,000
Series XF 28 38, 1.76% 1/7/20 (Liquidity Facility Barclays Bank PLC) (a)(b)(f)(g)	2,000	2,000
Series XL 01 13, 1.76% 1/7/20 (Liquidity Facility Barclays Bank PLC) (a)(b)(f)(g)	8,070	8,070
Series ZM 07 72, 1.89% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	3,555	3,555
Wilshire Vermont Station Apts Participating VRDN Series Spears DBE 80 16, 1.91% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(f)(g)	12,600	12,600

TOTAL CALIFORNIA		48,725

Colorado - 0.5%
Denver City & County Arpt. Rev. Participating VRDN:
Series DBE 8027, 1.86% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(f)(g)	5,200	5,200
Series Floaters XL 00 90, 1.86% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(f)(g)	5,000	5,000
Series Floaters XM 07 15, 1.91% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(f)(g)	4,590	4,590

TOTAL COLORADO		14,790

Florida - 1.2%
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Participating VRDN Series Floaters XF 05 77, 1.81% 1/7/20 (Liquidity Facility Royal Bank of Canada) (a)(b)(f)(g)	3,300	3,300
Palm Beach County Health Facilities Auth. Rev. Participating VRDN Series Floaters 017, 1.86% 2/11/20 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	31,615	31,615

TOTAL FLORIDA		34,915

Illinois - 0.1%
Illinois Gen. Oblig. Participating VRDN Series Floaters XM 01 86, 1.86% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	3,200	3,200
Indiana - 0.1%
Indiana Dev. Fin. Auth. Envir. Rev. (PSI Energy Proj.) Series 2003 A, 1.61% 1/7/20, VRDN (a)(b)	2,700	2,700
Minnesota - 0.3%
Shakopee Minn Sr Hsg. Rev. Participating VRDN Series Floaters 001, 1.86% 2/11/20 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)(h)	10,000	10,000
Missouri - 0.3%
Kansas City Indl. Dev. Auth. Participating VRDN Series XM 07 45, 1.83% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(f)(g)	9,050	9,050
New York - 3.3%
Build NYC FC Hanson Office Assn. Participating VRDN Series BAML 50 20, 1.84% 1/7/20 (Liquidity Facility Bank of America NA) (a)(b)(f)(g)	27,700	27,700
Nassau County IDA Bryant Landing Participating VRDN Series BAML 50 18, 1.84% 1/7/20 (Liquidity Facility Bank of America NA) (a)(b)(f)(g)	19,300	19,300
New York Metropolitan Trans. Auth. Rev. BAN:
Series 2018 B, 5% 5/15/20	3,500	3,549
Series 2018 C, 5% 9/1/21	3,435	3,641
Series 2019 D1, 5% 9/1/22	38,000	41,572

TOTAL NEW YORK		95,762

North Carolina - 0.1%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth. Series 2000 B, 1.61% 1/7/20, VRDN (a)(b)	2,300	2,300
South Carolina - 0.1%
Berkeley County Indl. Dev. Rev. Series A, 1.8% 1/7/20, VRDN (a)(b)	1,500	1,500
South Carolina Pub. Svc. Auth. Rev. Participating VRDN Series Floaters XM 02 91, 1.86% 1/7/20 (Liquidity Facility Royal Bank of Canada) (a)(f)(g)	2,790	2,790

TOTAL SOUTH CAROLINA		4,290

Texas - 0.3%
North Texas Tollway Auth. Rev. Participating VRDN Series XM0085, 1.76% 1/7/20 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	5,900	5,900
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2001 A, 1.7% 1/2/20, VRDN (a)	1,825	1,825
Series 2010 B, 1.7% 1/2/20, VRDN (a)	1,000	1,000

TOTAL TEXAS		8,725

Virginia - 0.3%
Suffolk Hsg. Auth. Mfam Apts Participating VRDN Series XF 10 86, 1.96% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	10,000	10,000
TOTAL MUNICIPAL NOTES
(Cost $244,453)		244,457
	Shares	Value (000s)

Money Market Funds - 0.8%
Fidelity Municipal Cash Central Fund 1.65% (i)(j)
(Cost $23,221)	23,218,678	23,221
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $2,906,905)		2,963,002
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(15,453)
NET ASSETS - 100%		$2,947,549

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,949,000 or 0.4% of net assets.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Provides evidence of ownership in one or more underlying municipal bonds.

 (g) Coupon rates are determined by re-marketing agents based on current market conditions.

 (h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $10,000,000 or 0.3% of net assets.

 (i) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (j) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Shakopee Minn Sr Hsg. Rev. Participating VRDN Series Floaters 001, 1.86% 2/11/20 (Liquidity Facility Barclays Bank PLC)	1/10/19	$10,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Municipal Cash Central Fund	$514
Total	$514

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Municipal Securities	$2,939,781	$--	$2,939,781	$--
Money Market Funds	23,221	23,221	--	--
Total Investments in Securities:	$2,963,002	$23,221	$2,939,781	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	29.0%
Transportation	18.9%
Health Care	14.9%
Electric Utilities	7.6%
Synthetics	6.4%
Industrial Development	5.0%
Others* (Individually Less Than 5%)	18.2%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,883,684)	$2,939,781
Fidelity Central Funds (cost $23,221)	23,221
Total Investment in Securities (cost $2,906,905)		$2,963,002
Cash		8,542
Receivable for fund shares sold		2,213
Interest receivable		27,934
Distributions receivable from Fidelity Central Funds		35
Prepaid expenses		4
Receivable from investment adviser for expense reductions		227
Total assets		3,001,957
Liabilities
Payable for investments purchased on a delayed delivery basis	$50,105
Payable for fund shares redeemed	2,062
Distributions payable	989
Accrued management fee	858
Distribution and service plan fees payable	56
Other affiliated payables	272
Other payables and accrued expenses	66
Total liabilities		54,408
Net Assets		$2,947,549
Net Assets consist of:
Paid in capital		$2,890,567
Total accumulated earnings (loss)		56,982
Net Assets		$2,947,549
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($179,649 ÷ 16,757 shares)(a)		$10.72
Maximum offering price per share (100/97.25 of $10.72)		$11.02
Class M:
Net Asset Value and redemption price per share ($11,876 ÷ 1,110 shares)(a)		$10.70
Maximum offering price per share (100/97.25 of $10.70)		$11.00
Class C:
Net Asset Value and offering price per share ($20,142 ÷ 1,882 shares)(a)		$10.70
Limited Term Municipal Income:
Net Asset Value, offering price and redemption price per share ($2,245,333 ÷ 209,800 shares)		$10.70
Class I:
Net Asset Value, offering price and redemption price per share ($276,098 ÷ 25,785 shares)		$10.71
Class Z:
Net Asset Value, offering price and redemption price per share ($214,451 ÷ 20,029 shares)		$10.71

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2019
Investment Income
Interest		$62,468
Income from Fidelity Central Funds		513
Total income		62,981
Expenses
Management fee	$10,173
Transfer agent fees	2,715
Distribution and service plan fees	680
Accounting fees and expenses	501
Custodian fees and expenses	22
Independent trustees' fees and expenses	11
Registration fees	159
Audit	77
Legal	4
Miscellaneous	20
Total expenses before reductions	14,362
Expense reductions	(532)
Total expenses after reductions		13,830
Net investment income (loss)		49,151
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,650
Total net realized gain (loss)		7,650
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	60,000
Fidelity Central Funds	6
Total change in net unrealized appreciation (depreciation)		60,006
Net gain (loss)		67,656
Net increase (decrease) in net assets resulting from operations		$116,807

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$49,151	$47,961
Net realized gain (loss)	7,650	(881)
Change in net unrealized appreciation (depreciation)	60,006	(12,220)
Net increase (decrease) in net assets resulting from operations	116,807	34,860
Distributions to shareholders	(54,530)	(48,484)
Share transactions - net increase (decrease)	(6,552)	(451,938)
Total increase (decrease) in net assets	55,725	(465,562)
Net Assets
Beginning of period	2,891,824	3,357,386
End of period	$2,947,549	$2,891,824

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Limited Term Municipal Income Fund Class A

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.49	$10.53	$10.45	$10.64	$10.71
Income from Investment Operations
Net investment income (loss)A	.150	.135	.122	.118	.129
Net realized and unrealized gain (loss)	.250	(.038)	.086	(.188)	(.048)
Total from investment operations	.400	.097	.208	(.070)	.081
Distributions from net investment income	(.150)	(.135)	(.121)	(.118)	(.130)
Distributions from net realized gain	(.020)	(.002)	(.007)	(.002)	(.021)
Total distributions	(.170)	(.137)	(.128)	(.120)	(.151)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$10.72	$10.49	$10.53	$10.45	$10.64
Total ReturnC,D	3.83%	.93%	2.00%	(.68)%	.76%
Ratios to Average Net AssetsE,F
Expenses before reductions	.80%	.81%	.81%	.80%	.81%
Expenses net of fee waivers, if any	.78%	.81%	.81%	.80%	.81%
Expenses net of all reductions	.78%	.81%	.81%	.80%	.81%
Net investment income (loss)	1.41%	1.28%	1.15%	1.10%	1.21%
Supplemental Data
Net assets, end of period (in millions)	$180	$155	$234	$317	$377
Portfolio turnover rateG	43%	27%H	33%	31%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund Class M

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.47	$10.51	$10.43	$10.62	$10.69
Income from Investment Operations
Net investment income (loss)A	.154	.139	.126	.121	.134
Net realized and unrealized gain (loss)	.250	(.038)	.087	(.188)	(.049)
Total from investment operations	.404	.101	.213	(.067)	.085
Distributions from net investment income	(.154)	(.139)	(.126)	(.121)	(.134)
Distributions from net realized gain	(.020)	(.002)	(.007)	(.002)	(.021)
Total distributions	(.174)	(.141)	(.133)	(.123)	(.155)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$10.70	$10.47	$10.51	$10.43	$10.62
Total ReturnC,D	3.88%	.98%	2.04%	(.65)%	.80%
Ratios to Average Net AssetsE,F
Expenses before reductions	.75%	.76%	.77%	.77%	.77%
Expenses net of fee waivers, if any	.74%	.76%	.76%	.77%	.77%
Expenses net of all reductions	.74%	.76%	.76%	.77%	.77%
Net investment income (loss)	1.45%	1.33%	1.19%	1.14%	1.25%
Supplemental Data
Net assets, end of period (in millions)	$12	$15	$17	$20	$22
Portfolio turnover rateG	43%	27%H	33%	31%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund Class C

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.47	$10.51	$10.43	$10.62	$10.69
Income from Investment Operations
Net investment income (loss)A	.072	.057	.043	.038	.050
Net realized and unrealized gain (loss)	.250	(.038)	.087	(.188)	(.049)
Total from investment operations	.322	.019	.130	(.150)	.001
Distributions from net investment income	(.072)	(.057)	(.043)	(.038)	(.050)
Distributions from net realized gain	(.020)	(.002)	(.007)	(.002)	(.021)
Total distributions	(.092)	(.059)	(.050)	(.040)	(.071)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$10.70	$10.47	$10.51	$10.43	$10.62
Total ReturnC,D	3.08%	.19%	1.24%	(1.42)%	.01%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.54%	1.55%	1.55%	1.55%	1.55%
Expenses net of fee waivers, if any	1.52%	1.55%	1.55%	1.55%	1.55%
Expenses net of all reductions	1.52%	1.54%	1.55%	1.55%	1.55%
Net investment income (loss)	.67%	.55%	.41%	.35%	.47%
Supplemental Data
Net assets, end of period (in millions)	$20	$32	$40	$53	$63
Portfolio turnover rateG	43%	27%H	33%	31%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.47	$10.51	$10.43	$10.63	$10.69
Income from Investment Operations
Net investment income (loss)A	.185	.170	.157	.152	.164
Net realized and unrealized gain (loss)	.250	(.038)	.087	(.198)	(.039)
Total from investment operations	.435	.132	.244	(.046)	.125
Distributions from net investment income	(.185)	(.170)	(.157)	(.152)	(.164)
Distributions from net realized gain	(.020)	(.002)	(.007)	(.002)	(.021)
Total distributions	(.205)	(.172)	(.164)	(.154)	(.185)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$10.70	$10.47	$10.51	$10.43	$10.63
Total ReturnC	4.18%	1.28%	2.35%	(.45)%	1.18%
Ratios to Average Net AssetsD,E
Expenses before reductions	.46%	.46%	.47%	.48%	.48%
Expenses net of fee waivers, if any	.45%	.46%	.47%	.48%	.48%
Expenses net of all reductions	.45%	.46%	.47%	.48%	.48%
Net investment income (loss)	1.74%	1.63%	1.49%	1.43%	1.54%
Supplemental Data
Net assets, end of period (in millions)	$2,245	$2,393	$2,740	$2,779	$3,058
Portfolio turnover rateF	43%	27%G	33%	31%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund Class I

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.48	$10.51	$10.44	$10.63	$10.70
Income from Investment Operations
Net investment income (loss)A	.178	.162	.149	.145	.156
Net realized and unrealized gain (loss)	.250	(.028)	.077	(.188)	(.048)
Total from investment operations	.428	.134	.226	(.043)	.108
Distributions from net investment income	(.178)	(.162)	(.149)	(.145)	(.157)
Distributions from net realized gain	(.020)	(.002)	(.007)	(.002)	(.021)
Total distributions	(.198)	(.164)	(.156)	(.147)	(.178)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$10.71	$10.48	$10.51	$10.44	$10.63
Total ReturnC	4.11%	1.29%	2.17%	(.42)%	1.02%
Ratios to Average Net AssetsD,E
Expenses before reductions	.54%	.54%	.54%	.55%	.55%
Expenses net of fee waivers, if any	.51%	.54%	.54%	.55%	.55%
Expenses net of all reductions	.51%	.54%	.54%	.54%	.55%
Net investment income (loss)	1.68%	1.55%	1.42%	1.36%	1.47%
Supplemental Data
Net assets, end of period (in millions)	$276	$269	$327	$297	$276
Portfolio turnover rateF	43%	27%G	33%	31%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund Class Z

Years ended December 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.48	$10.41
Income from Investment Operations
Net investment income (loss)B	.189	.048
Net realized and unrealized gain (loss)	.250	.067
Total from investment operations	.439	.115
Distributions from net investment income	(.189)	(.045)
Distributions from net realized gain	(.020)	–
Total distributions	(.209)	(.045)
Net asset value, end of period	$10.71	$10.48
Total ReturnC,D	4.22%	1.11%
Ratios to Average Net AssetsE,F
Expenses before reductions	.43%	.43%G
Expenses net of fee waivers, if any	.40%	.43%G
Expenses net of all reductions	.40%	.43%G
Net investment income (loss)	1.79%	1.78%G
Supplemental Data
Net assets, end of period (in millions)	$214	$28
Portfolio turnover rateH	43%	27%I

 A For the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity Limited Term Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Limited Term Municipal Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, short-term gain distributions from the Fidelity Central Funds, capital loss carryforwards and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$56,469
Gross unrealized depreciation	(346)
Net unrealized appreciation (depreciation)	$56,123
Tax Cost	$2,906,879

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$1
Undistributed ordinary income	$50
Undistributed long-term capital gain	$808
Net unrealized appreciation (depreciation) on securities and other investments	$56,123

The tax character of distributions paid was as follows:

	December 31, 2019	December 31, 2018
Tax-exempt Income	$49,095	$47,865
Ordinary Income	1,087	–
Long-term Capital Gains	4,348	619
Total	$54,530	$ 48,484

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,177,069 and $1,191,802, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$399	$35
Class M	-%	.25%	34	–(a)
Class C	.75%	.25%	247	18
			$680	$53

 (a) In the amount of less than five hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$17
Class M	–(a)
Class C(b)	3
$20

 (a) In the amount of less than five hundred dollars.

 (b) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$275.17
Class M	17.12
Class C	38.15
Limited Term Municipal Income	1,875.08
Class I	442.16
Class Z	68.05
	$2,715

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Limited Term Municipal Income Fund	.02

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 6,984 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $73,334. The Fund had a net realized gain of $220 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Effective November 1, 2019, the investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2021. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	.66%	$36
Class M	.65%	2
Class C	1.38%	5
Limited Term Municipal Income	.37%	331
Class I	.37%	76
Class Z	.31%	39
		$489

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $4. During the period, transfer agent credits reduced each class' in the amount of less than five hundred dollars.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $14 and a portion of class-level operating expenses as follows:

Amount
Class A	$1
Class M	–(a)
Class C	–(a)
Limited Term Municipal Income	13
Class I	2
Class Z	–(a)
$16

 (a) In the amount of less than five hundred dollars.

In addition, during the period, the investment adviser or an affiliate reimbursed the Fund $9 for an operational error which is included in the accompanying Statement of Operations.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2019	Year ended December 31, 2018(a)
Distributions to shareholders
Class A	$2,547	$2,440
Class M	221	211
Class C	205	196
Limited Term Municipal Income	43,617	40,730
Class I	5,131	4,853
Class Z	2,809	54
Total	$54,530	$48,484

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2019	Year ended December 31, 2018(a)	Year ended December 31, 2019	Year ended December 31, 2018(a)
Class A
Shares sold	6,700	3,881	$71,541	$40,594
Reinvestment of distributions	229	221	2,441	2,313
Shares redeemed	(4,941)	(11,559)	(52,652)	(120,913)
Net increase (decrease)	1,988	(7,457)	$21,330	$(78,006)
Class M
Shares sold	103	566	$1,100	$5,917
Reinvestment of distributions	20	19	211	202
Shares redeemed	(455)	(765)	(4,851)	(7,999)
Net increase (decrease)	(332)	(180)	$(3,540)	$(1,880)
Class C
Shares sold	314	439	$3,349	$4,574
Reinvestment of distributions	17	17	178	173
Shares redeemed	(1,516)	(1,196)	(16,099)	(12,485)
Net increase (decrease)	(1,185)	(740)	$(12,572)	$(7,738)
Limited Term Municipal Income
Shares sold	41,077	67,006	$437,144	$700,289
Reinvestment of distributions	3,036	2,921	32,356	30,494
Shares redeemed	(62,869)	(102,066)(b)	(667,600)	(1,066,085)(b)
Net increase (decrease)	(18,756)	(32,139)	$(198,100)	$(335,302)
Class I
Shares sold	8,640	11,071	$91,893	$115,733
Reinvestment of distributions	424	403	4,522	4,212
Shares redeemed	(8,939)	(16,897)	(95,152)	(176,288)
Net increase (decrease)	125	(5,423)	$1,263	$(56,343)
Class Z
Shares sold	20,895	2,844	$222,339	$29,574
Reinvestment of distributions	208	5	2,225	51
Shares redeemed	(3,703)	(220)	(39,497)	(2,294)
Net increase (decrease)	17,400	2,629	$185,067	$27,331

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Limited Term Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Limited Term Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 277 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Class A	.75%
Actual		$1,000.00	$1,010.80	$3.80**
Hypothetical-C		$1,000.00	$1,021.42	$3.82**
Class M	.70%
Actual		$1,000.00	$1,011.00	$3.55**
Hypothetical-C		$1,000.00	$1,021.68	$3.57**
Class C	1.46%
Actual		$1,000.00	$1,008.10	$7.39**
Hypothetical-C		$1,000.00	$1,017.85	$7.43**
Limited Term Municipal Income	.42%
Actual		$1,000.00	$1,012.40	$2.13**
Hypothetical-C		$1,000.00	$1,023.09	$2.14**
Class I	.48%
Actual		$1,000.00	$1,013.10	$2.44**
Hypothetical-C		$1,000.00	$1,022.79	$2.45**
Class Z	.39%
Actual		$1,000.00	$1,013.60	$1.98**
Hypothetical-C		$1,000.00	$1,023.24	$1.99**

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

** If fees and changes to the class level expense contract and/ or expense cap, effective November 1, 2019, had been in effect during the entire current period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in the table below:

	Annualized Expense Ratio-(a)	Expenses Paid
Class A	.66%
Actual		$3.35
Hypothetical-(b)		$3.36
Class M	.65%
Actual		$3.30
Hypothetical-(b)		$3.31
Class C	1.38%
Actual		$6.99
Hypothetical-(b)		$7.02
Limited Term Municipal Income	.37%
Actual		$1.88
Hypothetical-(b)		$1.89
Class I	.37%
Actual		$1.88
Hypothetical-(b)		$1.89
Class Z	.31%
Actual		$1.57
Hypothetical-(b)		$1.58

 (a) Annualized expense ratio reflects expenses net of applicable fee waivers.

 (b) 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Limited Term Municipal Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Fidelity Limited Term Municipal Income Fund
Class A	02/10/20	02/07/20	$0.004
Class M	02/10/20	02/07/20	$0.004
Class C	02/10/20	02/07/20	$0.004
Limited Term Municipal Income	02/10/20	02/07/20	$0.004
Class I	02/10/20	02/07/20	$0.004
Class Z	02/10/20	02/07/20	$0.004

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $5,155,513, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2019, 100% of the fund's income dividends were free from federal income tax, and 14.48% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Limited Term Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Approval of Amended and Restated Advisory Contracts.  At its September 2019 meeting, the Board also unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, Fidelity Investments Money Management, Inc. (FIMM) expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FIMM upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in September 2018 and December 2018.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Limited Term Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class Z and the retail class ranked below the competitive median for 2018 and the total expense ratio of each of Class A, Class M, Class C, and Class I ranked above the competitive median for 2018. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Class A, Class M, Class C, and Class I was above the competitive median because these classes are primarily comprised of omnibus assets, which are charged a flat asset-based transfer agent fee that is generally higher than the effective transfer agent fee rate for the retail class, which has a lower percentage of omnibus assets. The Board noted that an additional reason for Class M's total expense ratio being above the competitive median is Class M's higher 12b-1 fees. The Board noted that the total expense ratio of Class C was also above the competitive median because of its 1.00% 12b-1 fee. The Board noted that, when compared with competitor funds that charge a 1.00% 12b-1 fee, the total expense ratio of Class C is at median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed and the fund's Amended and Restated Contracts should be approved.

STM-ANN-0220
1.536709.123

Fidelity® Conservative Income Municipal Bond Fund

Annual Report

December 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Life of fundA
Fidelity® Conservative Income Municipal Bond Fund	1.79%	0.95%	0.86%
Institutional Class	2.00%	1.08%	0.98%

 A From October 15, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Conservative Income Municipal Bond Fund, a class of the fund, on October 15, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond 1 Year (1-2 Y) Index performed over the same period.

Period Ending Values
$10,547	Fidelity® Conservative Income Municipal Bond Fund
$10,696	Bloomberg Barclays Municipal Bond 1 Year (1-2 Y) Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a healthy gain in 2019, supported by strong supply/demand dynamics for much of the year. The Bloomberg Barclays Municipal Bond Index rose 7.54%. Gross municipal bond issuance remained below the long-term historical average, partly due to the elimination of tax-exempt advance refundings under the tax law passed in December 2017, historically a significant source of supply. The cap on the federal deduction for state and local taxes made tax-exempt debt attractive, particularly in high-tax states. The muni market rose strongly from early 2019 into mid-August amid growing evidence of a global economic slowdown and heightened international trade tension that led to a series of rate cuts by the U.S. Federal Reserve. Reversing a roughly three-year cycle of rate hikes, the Fed cut policy interest rates by 25 basis points in July, followed by rate cuts of 25 basis points each in September and October. The muni market returned -0.80% in September as the technical environment became less supportive. The market rose 0.74% for the fourth quarter as a whole, held back by increased supply of new bonds and the Fed’s shift to a neutral-rate stance.

Comments from Co-Portfolio Managers Doug McGinley, Robert Mandeville and Elizah McLaughlin:  For the year, the returns of the fund's share classes ranged from 1.79% to 2.00%, performing roughly in line, net of fees, with the 2.00% of the Composite index, and equal-weighted blend of the Bloomberg Barclays Municipal Bond 1 Year (1-2Y) Index and the iMoneyNet All Tax-Free National Retail Money Market Funds AverageÔ. In managing the fund the past 12 months, we continued to try to capture a high level of current income consistent with preservation of capital, a strategy that performed fairly well. Our ongoing emphasis on higher-yielding fixed- and variable-rate securities rated A and BBB added value. These higher-yielding securities produced more income for the fund and also performed better on a price basis. Overweighting certain corporate-backed municipal securities – including investor-owned utilities and industrial development/pollution control bonds – also contributed to the fund's relative performance. Overweighting state-backed bonds from Connecticut, Illinois and New Jersey meaningfully helped, as well, as these were some of the muni market's best performers. In contrast, the fund's shorter interest-rate positioning, as measured by duration, detracted because it prevented the fund from participating as fully in the market when short-term muni yields declined and prices rose.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Maturity Diversification as of December 31, 2019

% of fund's investments
1 - 7	38.1
8 - 30	0.4
31 - 60	5.3
61 - 90	0.7
91 - 180	3.9
> 180	51.6

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Top Five States as of December 31, 2019

% of fund's net assets
Texas	9.1
Illinois	9.1
Florida	8.4
New York	7.4
New Jersey	7.0

Top Five Sectors as of December 31, 2019

% of fund's net assets
Synthetics	21.5
Transportation	16.2
Health Care	13.1
General Obligations	11.8
Industrial Development	11.8

Quality Diversification (% of fund's net assets)

As of December 31, 2019
AAA	1.8%
AA,A	39%
BBB	6.5%
Not Rated	0.7%
Short-Term Investments and Net Other Assets	52%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Municipal Bonds - 48.0%
	Principal Amount	Value
Alabama - 0.8%
Alabama 21st Century Auth. Tobacco Settlement Rev. Series 2012 A, 5% 6/1/21	950,000	996,788
Black Belt Energy Gas District Bonds Series 2016 A, 4%, tender 6/1/21 (Liquidity Facility Royal Bank of Canada) (a)	1,125,000	1,164,949
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1.85%, tender 3/24/20 (a)	16,545,000	16,565,170

TOTAL ALABAMA		18,726,907

Alaska - 0.5%
Valdez Marine Term. Rev. (BP Pipelines (Alaska), Inc. Proj.):
Series 2003 B, 5% 1/1/21	$7,650,000	$7,922,570
Series 2003 C, 5% 1/1/21	2,775,000	2,873,874

TOTAL ALASKA		10,796,444

Arizona - 1.2%
Arizona Board of Regents Ctfs. of Prtn. Series 2015 A, 5% 6/1/22	100,000	109,099
Arizona Ctfs. of Prtn. Series 2019 A:
5% 10/1/21	920,000	981,474
5% 10/1/22	980,000	1,082,136
Arizona State Lottery Rev. Series 2019:
5% 7/1/21	1,575,000	1,665,799
5% 7/1/22	1,265,000	1,385,681
Coconino County Poll. Cont. Corp. Rev. Bonds (Nevada Pwr. Co. Projs.):
Series 2017 A, 1.8%, tender 5/21/20 (a)(b)	9,395,000	9,404,552
Series 2017 B, 1.6%, tender 5/21/20 (a)	820,000	820,837
Maricopa County Rev. Bonds:
Series 2019 B, SIFMA Municipal Swap Index + 0.380% 1.99%, tender 10/18/22 (a)(c)	8,500,000	8,514,110
Series B, 5%, tender 10/18/22 (a)	2,500,000	2,755,525
Phoenix Civic Impt. Board Arpt. Rev. Series 2018, 5% 7/1/22 (b)	1,000,000	1,091,770

TOTAL ARIZONA		27,810,983

Arkansas - 0.1%
Little Rock School District Series 2017, 3% 2/1/21	3,255,000	3,316,487
California - 1.2%
California Infrastructure and Econ. Dev. Bank Rev. Bonds:
Series 2018 A, 1 month U.S. LIBOR + 0.380% 1.626%, tender 8/1/21 (a)(c)	13,270,000	13,258,190
Series 2018 C, 1 month U.S. LIBOR + 0.380% 1.626%, tender 8/1/21 (a)(c)	5,960,000	5,954,696
Los Angeles Dept. Arpt. Rev. Series 2018 C, 5% 5/15/22 (b)	6,490,000	7,060,211
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Series 2013 A, 5% 5/1/22 (b)	920,000	999,295

TOTAL CALIFORNIA		27,272,392

Colorado - 0.9%
Colorado Health Facilities Auth. Bonds (Valley View Hosp. Assoc. Proj.) Series 2018, 2.8%, tender 5/15/23 (a)	980,000	1,014,721
Colorado Reg'l. Trans. District Ctfs. of Prtn. Series 2013 A, 5% 6/1/20	335,000	340,284
Colorado Univ. Co. Hosp. Auth. Rev. Bonds Series 2017C-2, 5%, tender 3/1/22 (a)	2,675,000	2,839,299
Denver City & County Arpt. Rev.:
(Sub Lien Proj.) Series 2013 A, 5% 11/15/21 (b)	1,210,000	1,294,603
Series 2011 A:
5% 11/15/21 (b)	5,000,000	5,349,600
5.75% 11/15/20 (b)	1,830,000	1,903,333
Series 2012 A, 5% 11/15/22 (b)	1,000,000	1,105,210
Series 2013 A, 5% 11/15/22 (b)	800,000	882,976
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 B, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000,000	1,983,591
Series 2015 A:
2.35% 9/1/20	300,000	302,164
5% 9/1/20	845,000	865,784
Series B, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,995,000	1,978,632
Vauxmont Metropolitan District Series 2020, 5% 12/1/23 (FSA Insured) (d)	195,000	212,802

TOTAL COLORADO		20,072,999

Connecticut - 2.0%
Connecticut Gen. Oblig.:
Series 2011 D, 5% 11/1/22	345,000	368,877
Series 2012 A, SIFMA Municipal Swap Index + 1.250% 2.86% 4/15/20 (a)(c)	9,665,000	9,691,060
Series 2013 A, SIFMA Municipal Swap Index + 0.650% 2.26% 3/1/20 (a)(c)	220,000	220,150
Series 2013 D, 5% 8/15/20	560,000	573,379
Series 2014 D, 5% 6/15/22	750,000	819,330
Series 2015 C, SIFMA Municipal Swap Index + 0.900% 2.51% 6/15/21 (a)(c)	4,900,000	4,938,122
Series 2015 F, 5% 11/15/20	530,000	547,773
Series 2016 B:
5% 5/15/21	5,695,000	5,990,571
5% 5/15/23	790,000	887,296
Series 2016 E:
5% 10/15/20	3,460,000	3,564,903
5% 10/15/21	475,000	507,096
Series 2016 G, 5% 11/1/21	2,550,000	2,726,537
Series 2018 B:
5% 4/15/21	3,285,000	3,445,177
5% 4/15/22	1,430,000	1,553,295
5% 4/15/23	1,000,000	1,120,250
Series 2018 E, 5% 9/15/21	595,000	633,342
Series 2018 F, 5% 9/15/22	570,000	627,980
Series D, SIFMA Municipal Swap Index + 1.020% 2.63% 8/15/20 (a)(c)	1,935,000	1,943,821
Connecticut Health & Edl. Facilities Auth. Rev. Series A, 5% 7/1/20	1,400,000	1,426,778
Connecticut Higher Ed. Supplemental Ln. Auth. Rev. (Chesla Ln. Prog.) Series 2017 A, 5% 11/15/21 (b)	650,000	689,462
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2014 A, 5% 9/1/20	495,000	507,475
Series 2016 A, 5% 9/1/21	1,415,000	1,503,636
Naugatuck Ctfs. of Prtn. (Naugatuck Incineration Facilities Proj.) Series 2014 A, 5% 6/15/20 (b)	920,000	935,467
New Britain Gen. Oblig. Series 2017 A:
5% 3/1/20 (FSA Insured)	185,000	186,118
5% 3/1/21 (FSA Insured)	255,000	265,832

TOTAL CONNECTICUT		45,673,727

District Of Columbia - 0.6%
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2011 C, 5% 10/1/22 (b)	1,695,000	1,803,666
Series 2014 A, 5% 10/1/21 (b)	610,000	649,339
Series 2017 A, 5% 10/1/21 (b)	1,560,000	1,660,604
Series 2019 A:
5% 10/1/21 (b)	380,000	404,506
5% 10/1/22 (b)	220,000	241,861
Series 2020 A:
5% 10/1/21 (b)(d)	2,490,000	2,600,183
5% 10/1/22 (b)(d)	3,625,000	3,907,061
5% 10/1/23 (b)(d)	1,910,000	2,120,463
Series 2020 B, 5% 10/1/21 (d)	1,260,000	1,318,136

TOTAL DISTRICT OF COLUMBIA		14,705,819

Florida - 3.5%
Broward County Arpt. Sys. Rev.:
Series 2012 P1, 5% 10/1/20 (b)	3,760,000	3,863,514
Series 2012 Q2:
5% 10/1/32 (Pre-Refunded to 10/1/22 @ 100) (b)	1,120,000	1,229,749
5% 10/1/37 (Pre-Refunded to 10/1/22 @ 100) (b)	2,250,000	2,470,478
Series 2013 A:
5% 10/1/20 (b)	700,000	719,271
5.25% 10/1/32 (Pre-Refunded to 10/1/23 @ 100) (b)	3,000,000	3,424,560
5.25% 10/1/33 (Pre-Refunded to 10/1/23 @ 100) (b)	2,615,000	2,985,075
Series 2019 A:
5% 10/1/21 (b)	2,400,000	2,553,912
5% 10/1/22 (b)	1,585,000	1,740,695
Series 2019 B, 5% 10/1/22 (b)	865,000	949,969
Broward County Port Facilities Rev.:
Series 2011 B:
5% 9/1/21 (b)	215,000	228,063
5% 9/1/21 (Escrowed to Maturity) (b)	430,000	455,323
5% 9/1/22 (b)	330,000	349,371
5% 9/1/22 (Pre-Refunded to 9/1/21 @ 100) (b)	670,000	709,456
Citizens Property Ins. Corp.:
Series 2012 A1, 5% 6/1/21	7,885,000	8,305,192
Series 2015 A1, 5% 6/1/22	600,000	643,164
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2012 A, 5% 10/1/21 (b)	760,000	811,604
Series 2015 A, 4% 10/1/22 (b)	1,070,000	1,147,275
Series 2016 A, 5% 10/1/20 (b)	700,000	720,386
Series 2016, 5% 10/1/20 (b)	150,000	154,334
Series 2019 A, 5% 10/1/22 (b)	4,430,000	4,870,209
Hillsborough County Aviation Auth. Rev. Series 2013 A, 5% 10/1/20 (b)	1,465,000	1,507,331
Jacksonville Elec. Auth. Elec. Sys. Rev.:
Series 2010 B, 5% 10/1/20	635,000	651,713
Series 2013 A, 5% 10/1/20	4,400,000	4,515,808
Series 2013 D, 5% 10/1/20	820,000	841,582
Miami-Dade County Aviation Rev.:
Series 2012 A:
5% 10/1/20 (b)	5,525,000	5,684,643
5% 10/1/21 (b)	710,000	757,826
Series 2014, 5% 10/1/21 (b)	770,000	821,867
Series 2015 A:
5% 10/1/20 (b)	3,800,000	3,909,799
5% 10/1/21 (b)	740,000	789,846
Series 2017 B:
2.75% 10/1/20 (b)	2,100,000	2,125,757
5% 10/1/20 (b)	1,000,000	1,028,895
Series A1, 5% 10/1/21	200,000	205,854
Miami-Dade County Expressway Auth.:
(Waste Mgmt., Inc. of Florida Proj.) 5% 7/1/21	1,505,000	1,587,609
Series 2014 B, 5% 7/1/21	685,000	722,600
Miami-Dade County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt. of Florida Proj.) Series 2018, 2.85%, tender 8/2/21 (a)(b)	1,560,000	1,592,510
Miami-Dade County School Board Ctfs. of Prtn.:
(Miami-Dade County School District) Series 2012 B-2, 4% 4/1/20	400,000	402,807
Series 2014 D, 5% 11/1/20	485,000	500,495
Series 2015 A, 5% 5/1/21	1,060,000	1,114,187
Orange County Health Facilities Auth. Series B:
5% 10/1/20	3,340,000	3,434,988
5% 10/1/21	2,670,000	2,846,994
5% 10/1/22	2,605,000	2,866,829
Tampa Solid Waste Sys. Rev. Series 2013, 5% 10/1/20 (b)	4,335,000	4,451,391
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2016 A, 5% 9/1/20	435,000	445,670

TOTAL FLORIDA		81,138,601

Georgia - 3.2%
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.) Series 2013, 1.55%, tender 8/19/22 (a)	3,530,000	3,519,869
Clarke County Hosp. Auth. Series 2016, 5% 7/1/20	560,000	570,487
Cobb County Kennestone Hosp. Auth. Rev. (Wellstar Health Sys., Inc. Proj.) Series 2017 A:
5% 4/1/20	130,000	131,193
5% 4/1/21	300,000	313,119
DeKalb Private Hosp. Auth. Rev. Series 2019 B, 5% 7/1/21	1,370,000	1,448,556
Fulton County Dev. Auth. Hosp. R (Wellstar Health Sys., Inc. Proj.) Series 2017 A:
5% 4/1/20	110,000	111,009
5% 4/1/21	245,000	255,714
Fulton County Dev. Auth. (Piedmont Healthcare, Inc. Proj.) Series 2016, 5% 7/1/20	370,000	376,929
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Combined Cycle Proj.) Series 2012 A, 5% 11/1/20	700,000	721,184
Series 2008 A, 5.25% 1/1/21	400,000	415,317
Series 2009 B, 5% 1/1/20	11,385,000	11,385,000
Series 2011 A:
5% 1/1/20	1,230,000	1,230,000
5% 1/1/21	9,010,000	9,332,849
Series 2011 B, 5% 1/1/21	770,000	797,591
Series 2015 A:
5% 1/1/20	1,040,000	1,040,000
5% 1/1/21	745,000	771,695
Series 2016 A:
4% 1/1/21	820,000	841,310
5% 1/1/20 (Escrowed to Maturity)	1,360,000	1,360,000
Series 2019 A, 5% 1/1/21	600,000	621,499
Series C, 5% 1/1/22	830,000	887,884
Series GG:
5% 1/1/20	355,000	355,000
5% 1/1/21	635,000	658,075
Griffin-Spalding County Hosp. (Wellstar Health Sys., Inc. Proj.) Series 2017 A:
3% 4/1/20	110,000	110,475
3% 4/1/21	100,000	101,916
Lagrange-Troup County Hosp. Rev. (Wellstar Health Sys., Inc. Proj.) Series 2017 A:
5% 4/1/20	95,000	95,872
5% 4/1/21	240,000	250,495
Main Street Natural Gas, Inc. Bonds:
Series 2018 A, 4%, tender 9/1/23 (Liquidity Facility Royal Bank of Canada) (a)	805,000	873,876
Series 2018 E, SIFMA Municipal Swap Index + 0.570% 2.18%, tender 12/1/23 (Liquidity Facility Royal Bank of Canada) (a)(c)	36,180,000	36,180,000

TOTAL GEORGIA		74,756,914

Hawaii - 0.1%
State of Hawaii Dept. of Trans. Series 2013:
5% 8/1/21 (FSA Insured) (b)	700,000	740,313
5% 8/1/22 (b)	750,000	819,083

TOTAL HAWAII		1,559,396

Idaho - 0.0%
Idaho Hsg. & Fin. Assoc. Single Family Mtg. (Idaho St Garvee Proj.) Series 2017 A, 5% 7/15/21	660,000	698,194
Illinois - 6.2%
Champaign County Cmnty. Unit Series 2017, 5% 1/1/21	745,000	772,675
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2012 B:
4% 1/1/20 (b)	8,890,000	8,890,000
5% 1/1/22 (b)	4,720,000	5,063,710
Series 2013 A, 5% 1/1/21 (b)	3,200,000	3,316,282
Series 2015 B, 5% 1/1/21	1,400,000	1,452,575
Series 2015 C, 5% 1/1/22 (b)	900,000	965,538
Series 2018 A, 5% 1/1/20 (b)	800,000	800,000
Chicago Park District Gen. Oblig. Series 2013 D, 5% 1/1/20	645,000	645,000
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/20	2,280,000	2,312,259
5% 6/1/21	975,000	1,022,034
Cook County Gen. Oblig. Series 2012 C, 5% 11/15/22	1,030,000	1,125,708
Illinois Fin. Auth. Rev.:
(Hosp. Sisters Svcs., Inc. Proj.) Series 2012 C, 5% 8/15/20	2,005,000	2,050,640
Bonds:
(Ascension Health Cr. Group Proj.) Series 2012 E2, 1.75%, tender 4/1/21 (a)	2,100,000	2,111,865
Series 2017 B, 5%, tender 12/15/22 (a)	400,000	442,428
Series 2011 A, 5% 8/15/21	775,000	820,462
Series 2019:
5% 9/1/20	550,000	561,612
5% 9/1/21	465,000	488,999
5% 9/1/22	225,000	243,610
Illinois Gen. Oblig.:
Series 2006, 5% 1/1/20	265,000	265,000
Series 2010, 5% 1/1/20 (FSA Insured)	1,050,000	1,050,000
Series 2012:
5% 8/1/20 (FSA Insured)	2,900,000	2,960,344
5% 8/1/22 (FSA Insured)	6,950,000	7,560,558
Series 2013 A, 5% 4/1/20	780,000	786,535
Series 2014, 4% 2/1/20	600,000	601,134
Series 2016:
5% 2/1/20	1,690,000	1,694,500
5% 11/1/20	2,955,000	3,036,978
5% 2/1/21	150,000	155,246
Series 2017 D, 5% 11/1/20	16,675,000	17,133,404
Series 2018 A, 5% 10/1/20	5,725,000	5,867,903
Series 2018 B, 5% 10/1/20	2,890,000	2,962,138
Series 2019 A, 5% 11/1/20	25,900,000	26,618,518
Series B, 5.25% 1/1/20	710,000	710,000
Illinois Muni. Elec. Agcy. Pwr. Supply:
Series 2007 C, 5.25% 2/1/20	1,045,000	1,048,184
Series 2015 A:
5% 2/1/20	1,700,000	1,704,851
5% 2/1/21	1,165,000	1,210,971
Series C, 5.25% 2/1/21	1,000,000	1,042,130
Illinois Reg'l. Trans. Auth.:
Series 2000:
6.25% 7/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,710,000	4,826,191
6.25% 7/1/21	1,000,000	1,074,110
Series 2010A, 5% 7/1/20	1,305,000	1,308,797
Series 2017 A:
5% 7/1/20	520,000	529,634
5% 7/1/21	520,000	548,943
Illinois Toll Hwy. Auth. Toll Hwy. Rev. Series 2014 A:
5% 12/1/20	5,300,000	5,484,359
5% 12/1/22	3,230,000	3,584,816
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2011, 5.5% 2/1/23	1,470,000	1,637,536
Railsplitter Tobacco Settlement Auth. Rev.:
Series 2010:
5.25% 6/1/20	3,535,000	3,591,274
5.25% 6/1/21	1,000,000	1,053,870
Series 2017:
5% 6/1/22	3,200,000	3,472,000
5% 6/1/23	3,100,000	3,467,846
Univ. of Illinois Board of Trustees Ctfs. of Prtn. Series 2014 C, 5% 3/15/23	520,000	579,452
Univ. of Illinois Rev.:
Series 2005 A, 5.5% 4/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,300,000	1,367,327
Series 2018 A, 5% 4/1/21	850,000	888,786
Series 2019 A, 5% 4/1/21	610,000	636,675
Waukegan Gen. Oblig. Series 2018 B, 4% 12/30/22 (FSA Insured)	600,000	643,872

TOTAL ILLINOIS		144,189,279

Indiana - 1.4%
Indiana Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 2.95%, tender 10/1/21 (a)(b)	1,580,000	1,619,010
Indiana Fin. Auth. Hosp. Rev. Bonds:
Series 2011 H, 1.65%, tender 7/1/22 (a)	1,555,000	1,564,703
Series 2011 I, 1.65%, tender 7/1/22 (a)	5,000,000	5,031,200
Series 2011 L:
SIFMA Municipal Swap Index + 0.280% 1.89%, tender 7/2/21 (a)(c)	6,600,000	6,602,178
SIFMA Municipal Swap Index + 0.280% 1.89%, tender 7/2/21 (a)(c)	7,100,000	7,101,988
Series 2015 B, 1.65%, tender 7/2/22 (a)	2,360,000	2,374,726
Indiana Fin. Auth. Rev. Series 2016, 4% 9/1/20	370,000	376,278
Indianapolis Local Pub. Impt. (Indianapolis Arpt. Auth. Proj.) Series 2016 A1, 5% 1/1/21 (b)	1,600,000	1,659,923
Whiting Envir. Facilities Rev.:
(BP Products North America, Inc. Proj.) Series 2009, 5.25% 1/1/21	4,270,000	4,432,648
Bonds (BP Products North America, Inc. Proj.):
Series 2015, 5%, tender 11/1/22 (a)(b)	1,100,000	1,201,288
Series 2016 A, 5%, tender 3/1/23 (a)(b)	800,000	880,360

TOTAL INDIANA		32,844,302

Iowa - 0.0%
Iowa Fin. Auth. Rev. Series 2018 B, 5% 2/15/23	515,000	572,253
Kentucky - 1.9%
Ashland Med. Ctr. Rev. (Ashland Hosp. Corp. D/B/A King's Daughters Med. Ctr. Proj.) Series 2016 A, 4% 2/1/20	595,000	596,144
Kenton County Arpt. Board Arpt. Rev. Series 2016, 5% 1/1/20	160,000	160,000
Kentucky State Property & Buildings Commission Rev.:
(Kentucky St Proj.) Series D:
5% 5/1/20	3,645,000	3,689,371
5% 5/1/21	1,925,000	2,019,460
(Kentucky St Proj.):
Series 2005 5% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,360,000	5,672,113
Series 2005, 5% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,295,000	1,322,781
Series 2010, 5% 8/1/20	3,060,000	3,125,646
(Proj. No. 117) Series B, 3% 5/1/20	1,570,000	1,578,884
(Proj. No. 98) Series 2010, 5% 8/1/21	570,000	582,665
Series 2015 B, 5% 8/1/20	1,000,000	1,021,453
Series 2016:
3% 4/1/21	775,000	791,298
3% 4/1/22	895,000	924,875
Series 2017, 5% 4/1/22	900,000	972,117
Series 2018:
5% 5/1/21	2,000,000	2,098,140
5% 5/1/23	3,295,000	3,679,197
Series A:
5% 11/1/21	650,000	693,778
5% 10/1/22	940,000	1,031,265
Series B:
5% 8/1/21	950,000	1,005,319
5% 11/1/21	1,150,000	1,227,453
5% 11/1/22	645,000	709,300
Series C, 5% 11/1/21 (d)	1,795,000	1,884,606
Kentucky, Inc. Pub. Energy Series 2018 B, 4% 7/1/21	2,200,000	2,285,272
Louisville & Jefferson County Series 2016 A, 5% 10/1/20	550,000	564,476
Trimble County Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.):
Series 2001 A, 2.3%, tender 9/1/21 (a)	1,150,000	1,167,170
Series 2001 B, 2.55%, tender 5/3/21 (a)	5,580,000	5,666,657

TOTAL KENTUCKY		44,469,440

Louisiana - 0.8%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015, 5% 6/1/21 (FSA Insured)	1,700,000	1,790,593
Louisiana Pub. Facilities Auth. Rev.:
(Ochsner Clinic Foundation Proj.) Series 2015, 5% 5/15/21	520,000	544,518
Series 2009 A, 5.25% 7/1/20 (Escrowed to Maturity)	2,530,000	2,578,839
New Orleans Aviation Board Rev.:
(North Term. Proj.) Series 2017 B, 5% 1/1/22 (b)	520,000	556,265
Series 2017 D2:
5% 1/1/20 (b)	150,000	150,000
5% 1/1/21 (b)	370,000	383,483
5% 1/1/22 (b)	655,000	700,680
St. John Baptist Parish Rev. Bonds (Marathon Oil Corp.) Series 2017, 2%, tender 4/1/23 (a)	8,040,000	8,090,974
Tobacco Settlement Fing. Corp. Series 2013 A:
5% 5/15/20	2,015,000	2,041,019
5% 5/15/21	930,000	973,850

TOTAL LOUISIANA		17,810,221

Maine - 0.0%
Maine Health & Higher Edl. Facilities Auth. Rev. Series 2017 B, 4% 7/1/21	250,000	259,920
Massachusetts - 0.8%
Massachusetts Dev. Fin. Agcy. Rev.:
(Lesley Univ. Proj.) Series 2016, 5% 7/1/20	765,000	779,249
Bonds Series S3, SIFMA Municipal Swap Index + 0.500% 2.11%, tender 1/26/23 (a)(c)	7,400,000	7,412,728
Series 2016 I, 5% 7/1/21	790,000	834,572
Massachusetts Edl. Fing. Auth. Rev.:
Series 2015 A, 5% 1/1/22 (b)	1,400,000	1,497,874
Series 2016 J:
5% 7/1/21 (b)	2,840,000	2,991,514
5% 7/1/22 (b)	1,795,000	1,949,101
Series 2017 A, 4% 7/1/20 (b)	280,000	283,672
Massachusetts Gen. Oblig. Bonds Series 2014 D1, 1.05%, tender 7/1/20 (a)	3,720,000	3,717,073
Massachusetts Health & Edl. Facilities Auth. Rev. (Partners Healthcare Sys., Inc. Proj.) Series 2010, 5% 7/1/21	420,000	421,243

TOTAL MASSACHUSETTS		19,887,026

Michigan - 3.5%
Clarkston Cmnty. Schools Series 2016 I, 4% 5/1/20	255,000	257,341
Detroit Downtown Dev. Auth. Tax:
Series 1, 5% 7/1/21 (FSA Insured)	1,185,000	1,245,708
Series A, 5% 7/1/22 (FSA Insured)	650,000	705,302
Ferris State Univ. Rev. Series 2016, 5% 10/1/20	400,000	411,345
Huron Valley School District:
Series 2011, 5% 5/1/21	1,475,000	1,547,378
Series 2015, 5% 5/1/21	750,000	786,803
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A, 5% 11/15/20	470,000	485,263
Lapeer Cmnty. Schools Series 2016, 4% 5/1/20	905,000	913,069
Michigan Fin. Auth. Rev.:
(Mclaren Health Care Corp. Proj.) 5% 5/15/21	370,000	388,996
Bonds:
Series 2016 MI2, SIFMA Municipal Swap Index + 0.480% 2.09%, tender 2/1/22 (a)(c)	45,050,000	45,102,258
Series 2019 B, 3.5%, tender 11/15/22 (a)	4,100,000	4,333,741
Series 2016, 3% 1/1/20	110,000	110,000
Michigan Strategic Fund Exempt Facilities Rev. Bonds (Waste Mgmt., Inc. Proj.) 2.85%, tender 8/2/21 (a)(b)	10,500,000	10,718,820
Milan Area Schools Series 2019, 5% 5/1/22	675,000	732,530
South Lyon Cmnty. Schools Series 2016, 5% 5/1/23	625,000	701,563
Wayne County Arpt. Auth. Rev.:
Series 2011 A:
4% 12/1/20 (FSA Insured) (b)	5,225,000	5,354,241
4.125% 12/1/22 (FSA Insured) (b)	1,100,000	1,156,925
5% 12/1/20 (b)	5,000,000	5,168,818
Series 2017 A, 5% 12/1/20	445,000	460,314
Series 2017 B, 5% 12/1/20 (b)	535,000	553,064
Zeeland Pub. Schools Series 2015, 5% 5/1/21	1,285,000	1,348,055

TOTAL MICHIGAN		82,481,534

Minnesota - 0.2%
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev. Series 2019 B, 5% 1/1/22 (b)	4,675,000	5,015,434
Missouri - 0.0%
Missouri Health & Edl. Facilities Rev. Series 2016, 5% 5/15/20	590,000	597,948
Montana - 0.1%
Montana Facility Fin. Auth. Rev. Series 2016, 5% 2/15/20	1,290,000	1,295,600
Nebraska - 0.2%
Central Plains Energy Proj. Gas Supply Series 2019:
4% 8/1/21	1,400,000	1,458,590
4% 8/1/22	1,500,000	1,600,680
4% 2/1/23	1,060,000	1,142,924
4% 8/1/23	1,170,000	1,275,873

TOTAL NEBRASKA		5,478,067

Nevada - 2.0%
Clark County Arpt. Rev.:
(Sub Lien Proj.) Series 2017 A-1, 5% 7/1/20 (b)	2,445,000	2,490,052
Series 2013 A, 5% 7/1/20 (b)	1,520,000	1,548,540
Series 2017 C, 5% 7/1/21 (b)	26,450,000	27,942,309
Clark County Poll. Cont. Rev. Bonds (Nevada Pwr. Co. Projs.) Series 2017, 1.6%, tender 5/21/20 (a)	3,230,000	3,233,296
Clark County School District:
Series 2015 D, 5% 6/15/20	440,000	447,618
Series 2016 A:
5% 6/15/21	3,075,000	3,244,279
5% 6/15/23	1,395,000	1,567,338
Series 2017 C, 5% 6/15/22	600,000	653,178
Washoe County Gas Facilities Rev. Bonds:
Series 2016 F, 2.05%, tender 4/15/22 (a)(b)	3,400,000	3,433,252
Series 2016, 2.05%, tender 4/15/22 (a)(b)	2,000,000	2,019,560

TOTAL NEVADA		46,579,422

New Hampshire - 0.1%
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Southern NH Med. Ctr. Proj.) Series 2016, 3% 10/1/21	570,000	584,461
Series 2016, 3% 10/1/20	820,000	828,938

TOTAL NEW HAMPSHIRE		1,413,399

New Jersey - 4.8%
Garden State Preservation Trust Open Space & Farmland Preservation Series B, 0% 11/1/22 (FSA Insured)	935,000	899,040
New Jersey Econ. Dev. Auth. Series NN, 5% 3/1/21	290,000	302,012
New Jersey Econ. Dev. Auth. Rev.:
(New Jersey Gen. Oblig. Proj.) Series 2011 EE, 4.5% 9/1/20 (Escrowed to Maturity)	170,000	173,875
(New Jersey Transit Corp. Proj.) Series 2017 B, 5% 11/1/22	3,200,000	3,507,808
Series 2011 GG, 5% 9/1/22 (Pre-Refunded to 9/1/22 @ 100)	375,000	390,488
Series 2012 II, 5% 3/1/23	130,000	139,446
Series PP, 5% 6/15/20	150,000	152,419
New Jersey Edl. Facility ( William Paterson College Proj.) Series 2017 B, 5% 7/1/20	357,000	363,525
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2011 1, 5% 12/1/20 (b)	6,345,000	6,554,524
Series 2011-1, 5.5% 12/1/21 (b)	6,345,000	6,834,834
Series 2013, 4% 12/1/20 (b)	1,905,000	1,950,717
Series 2014 1A:
5% 12/1/20 (b)	6,000,000	6,198,131
5% 12/1/21 (b)	4,500,000	4,805,145
Series 2015 A, 5% 12/1/20 (b)	3,200,000	3,305,670
Series 2016 1A, 5% 12/1/21 (b)	2,000,000	2,135,620
Series 2017 1A, 5% 12/1/22 (b)	300,000	330,321
Series 2017 1B:
5% 12/1/20 (b)	4,125,000	4,261,215
5% 12/1/21 (b)	340,000	363,055
Series 2018 B:
5% 12/1/20 (b)	2,925,000	3,021,589
5% 12/1/21 (b)	1,290,000	1,377,475
Series 2019 A, 5% 12/1/22	705,000	780,301
New Jersey Hsg. & Mtg. Fin. Agcy. Rev. Series 2019 D:
4% 10/1/20 (b)	1,295,000	1,318,466
4% 4/1/21 (b)	1,405,000	1,444,944
New Jersey Tobacco Settlement Fing. Corp. Series 2018 A:
5% 6/1/20	2,430,000	2,464,482
5% 6/1/21	5,890,000	6,172,190
5% 6/1/22	1,890,000	2,040,898
New Jersey Tpk. Auth. Tpk. Rev. Series 2017 C1, 1 month U.S. LIBOR + 0.340% 1.536% 1/1/21 (a)(c)	485,000	485,647
New Jersey Trans. Trust Fund Auth.:
Series 1999 A, 5.75% 6/15/20	105,000	107,045
Series 2006 A:
5.25% 12/15/20 (FSA Insured)	585,000	606,459
5.25% 12/15/20 (FSA Insured)	1,000,000	1,036,683
Series 2016 A:
5% 6/15/20	17,090,000	17,370,308
5% 6/15/21	3,200,000	3,368,064
5% 6/15/22	3,265,000	3,542,003
Series 2018 A:
4% 6/15/20	675,000	683,054
5% 6/15/21	8,330,000	8,767,492
5% 6/15/22	12,265,000	13,305,563
Series AA, 5% 6/15/20	125,000	127,016
New Jersey Transit Corp. Ctfs. of Prtn. Series 2014 A, 5% 9/15/20	1,345,000	1,379,444
Rutgers State Univ. Rev. Series Q, 5% 5/1/22 (d)	490,000	531,209

TOTAL NEW JERSEY		112,598,177

New Mexico - 0.2%
Farmington Poll. Cont. Rev. Bonds (Southern California Edison Co. Four Corners Proj.):
Series 2005 A, 1.875%, tender 4/1/20 (a)	1,490,000	1,490,684
Series 2005 B, 1.875%, tender 4/1/20 (a)	1,300,000	1,300,597
New Mexico Muni. Energy Acquisition Auth. Gas Supply Rev. Series 2019 A:
4% 5/1/21 (Liquidity Facility Royal Bank of Canada)	795,000	823,040
4% 11/1/22 (Liquidity Facility Royal Bank of Canada)	675,000	724,808

TOTAL NEW MEXICO		4,339,129

New York - 0.4%
Albany County Arpt. Auth. Arpt. Rev. Series 2020 B:
5% 12/15/21 (b)(d)	500,000	529,960
5% 12/15/22 (b)(d)	1,000,000	1,093,310
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2000 A, 0% 6/1/21 (FSA Insured)	1,050,000	1,030,817
New York Dorm. Auth. Revs. Bonds Series 2019 B1, 5%, tender 5/1/22 (a)	2,240,000	2,384,122
New York Metropolitan Trans. Auth. Rev. Series 2012 F, 5% 11/15/21	1,500,000	1,605,465
Niagara Frontier Trans. Auth. Arpt. Rev. Series 2019 A, 5% 4/1/22 (b)	1,500,000	1,617,090

TOTAL NEW YORK		8,260,764

New York And New Jersey - 0.1%
Port Auth. of New York & New Jersey Series 202, 5% 10/15/21 (b)	2,420,000	2,580,833
North Carolina - 0.1%
North Carolina Med. Care Commission Health Care Facilities Rev. Bonds Series 2019 B, 2.2%, tender 12/1/22 (a)	2,860,000	2,900,984
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2010 A, 5% 1/1/20	330,000	330,000

TOTAL NORTH CAROLINA		3,230,984

Ohio - 1.1%
Allen County Hosp. Facilities Rev.:
Bonds (Mercy Health Proj.) Series 2015 B, SIFMA Municipal Swap Index + 0.750% 2.36%, tender 1/2/20 (a)(c)	11,660,000	11,666,257
Series 2012 A, 5% 5/1/21	765,000	802,026
Series 2017 A:
5% 8/1/20	710,000	725,023
5% 8/1/22	700,000	764,848
Cleveland Arpt. Sys. Rev.:
Series 2018 A, 5% 1/1/22 (b)	1,000,000	1,072,820
Series 2019 B, 5% 1/1/21 (b)	800,000	829,962
Franklin County Hosp. Facilities Rev. Bonds (Ohio Health Corp.) Series 2018 B, SIFMA Municipal Swap Index + 0.430% 2.04%, tender 11/15/21 (a)(c)	7,100,000	7,113,064
Hamilton County HealthCare Facilities Rev. (Christ Hosp., OH. Proj.) Series 2012, 5% 6/1/20	645,000	654,609
Ohio Higher Edl. Facility Commission Rev.:
(Kenyon College, Oh. Proj.) Series 2017, 4% 7/1/20	150,000	152,057
(Univ. of Dayton 2018 Proj.) Series 2018 A, 5% 12/1/22	260,000	287,929
Ross County Hosp. Facilities Rev. (Adena Health Sys. Obligated Group Proj.) Series 2019, 5% 12/1/20	755,000	780,562
Scioto County Hosp. Facilities Rev. Series 2016, 5% 2/15/20	1,615,000	1,621,625

TOTAL OHIO		26,470,782

Oklahoma - 0.0%
Oklahoma County Fin. Auth. Edl. Facilities (Midwest City- Del City School Dis Proj.) Series 2018, 5% 10/1/21	510,000	543,257
Oklahoma Hsg. Fin. Agcy. Collateralized Bonds Series 2019, 1.6%, tender 7/1/22	335,000	335,462

TOTAL OKLAHOMA		878,719

Oregon - 0.5%
Oregon Bus. Dev. Commission Bonds Series 250, 5%, tender 3/1/22 (a)(b)	8,835,000	9,505,311
Oregon Facilities Auth. Rev. Series 2011 C, 5% 10/1/20	310,000	318,652
Port of Portland Arpt. Rev. Series 24B, 5% 7/1/23 (b)	900,000	1,010,916

TOTAL OREGON		10,834,879

Pennsylvania - 2.6%
Adams County Indl. Dev. Auth. Rev. Series 2010, 5% 8/15/20	1,310,000	1,340,394
Allegheny County Arpt. Auth. Rev.:
Series 2001, 5% 1/1/21 (Escrowed to Maturity) (b)	3,200,000	3,318,225
Series 2006 B:
5% 1/1/21 (Escrowed to Maturity) (b)	800,000	829,556
5% 1/1/22 (Escrowed to Maturity) (b)	625,000	670,381
Doylestown Hosp. Auth. Hosp. Rev. Series 2016 B, 5% 7/1/20	430,000	436,635
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	1,615,000	1,625,821
Luzerne County Series 2015 B, 5% 5/15/20 (FSA Insured)	1,150,000	1,165,449
Pennsylvania Ctfs. Prtn. Series 2018 A, 5% 7/1/21	350,000	368,358
Pennsylvania Gen. Oblig. Series 2016:
5% 1/15/21	420,000	436,871
5% 1/15/22	3,110,000	3,349,190
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2018 A1:
SIFMA Municipal Swap Index + 0.350% 1.96% 12/1/20 (a)(c)	5,100,000	5,104,613
SIFMA Municipal Swap Index + 0.430% 2.04% 12/1/21 (a)(c)	10,010,000	10,032,823
Series 2018 B, SIFMA Municipal Swap Index + 0.500% 2.11% 12/1/21 (a)(c)	6,410,000	6,423,525
Philadelphia Arpt. Rev.:
Series 2010 D, 5% 6/15/21 (b)	1,425,000	1,448,826
Series 2011 A, 5% 6/15/21 (b)	510,000	537,316
Series 2015 A, 5% 6/15/21 (b)	1,865,000	1,964,889
Philadelphia Gas Works Rev.:
Series 2015 13:
5% 8/1/20	1,835,000	1,874,258
5% 8/1/21	1,770,000	1,872,784
Series 2016 14, 5% 10/1/20	2,645,000	2,717,817
Series 2017 15, 4% 8/1/20	370,000	375,793
Reading School District Series 2017, 5% 3/1/21 (FSA Insured)	150,000	156,231
Univ. of Pittsburgh Commonwealth Sys. of Higher Ed. Series 2018, SIFMA Municipal Swap Index + 0.240% 1.85% 9/15/21 (a)(c)	15,700,000	15,727,004

TOTAL PENNSYLVANIA		61,776,759

Rhode Island - 0.3%
Rhode Island Student Ln. Auth. Student Ln. Rev.:
Series 2017 A, 5% 12/1/21 (b)	550,000	585,893
Series A, 5% 12/1/21 (b)	500,000	532,630
Tobacco Settlement Fing. Corp. Series 2015 A:
5% 6/1/20	3,500,000	3,549,520
5% 6/1/21	1,465,000	1,534,207

TOTAL RHODE ISLAND		6,202,250

South Carolina - 0.2%
Piedmont Muni. Pwr. Agcy. Elec. Rev. Series A4, 5% 1/1/20 (Escrowed to Maturity)	2,530,000	2,530,000
South Carolina Jobs-Econ. Dev. Auth. (Anmed Health Proj.) Series 2016, 5% 2/1/20	560,000	561,598
South Carolina Ports Auth. Ports Rev. Series 2019 B, 5% 7/1/23 (b)	1,000,000	1,124,330
South Carolina Pub. Svc. Auth. Rev. Series 2015 C, 5% 12/1/21	1,300,000	1,390,233

TOTAL SOUTH CAROLINA		5,606,161

Tennessee - 0.3%
Greeneville Health & Edl. Facilities Board Series 2018 A, 5% 7/1/22	900,000	975,879
Jackson Hosp. Rev. Series 2018 A, 5% 4/1/21	700,000	730,786
Nashville and Davidson County Metropolitan Govt. Health & Edl. Facilities Board Rev. Bonds Series 2001 B, 1.55%, tender 11/3/20 (a)	5,810,000	5,822,930

TOTAL TENNESSEE		7,529,595

Texas - 1.7%
Austin Arpt. Sys. Rev.:
Series 2019 B, 5% 11/15/22 (b)	1,200,000	1,324,104
Series 2019, 5% 11/15/22 (b)	2,250,000	2,482,695
Austin-Bergstrom Landhost Ente Series 2017:
5% 10/1/20	675,000	692,664
5% 10/1/21	810,000	858,908
Dallas County Util. and Reclamation District Series 2016, 5% 2/15/22	1,035,000	1,115,544
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2012 F:
5% 11/1/20 (b)	600,000	618,714
5% 11/1/22 (Pre-Refunded to 11/1/20 @ 100) (b)	1,790,000	1,844,327
Series 2014 D, 5% 11/1/21 (b)	4,690,000	5,011,171
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
Bonds:
Series 2015 3, 1 month U.S. LIBOR + 0.850% 2.077%, tender 1/2/20 (a)(c)	1,935,000	1,935,671
Series 2019 B, 5%, tender 12/1/22 (a)	1,385,000	1,529,192
Series 2019 C, SIFMA Municipal Swap Index + 0.420% 2.03%, tender 12/1/22 (a)(c)	9,535,000	9,534,905
Series 2013 A, 5% 12/1/21	800,000	856,944
Series 2013 B, SIFMA Municipal Swap Index + 0.900% 2.51% 6/1/22 (a)(c)	900,000	910,512
Series 2015, 5% 10/1/20	600,000	616,973
Houston Arpt. Sys. Rev.:
(Houston TX Arpt. Sys. Rev. Subord Proj.) Series 2011 A, 5% 7/1/21 (b)	1,325,000	1,400,366
Series 2011 A, 5% 7/1/22 (b)	1,580,000	1,665,020
Series 2018 A, 5% 7/1/21 (b)	525,000	554,862
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/20	370,000	379,863
5% 10/15/21	185,000	196,111
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.) Series 2011 B, 5% 5/15/22	1,105,000	1,161,720
Series 2010, 5% 5/15/20	240,000	243,394
Series 2015 A, 5% 5/15/21	925,000	973,526
San Antonio Arpt. Sys. Rev.:
Series 2019 A, 5% 7/1/23 (b)	445,000	500,002
Series 2019 A:
5% 7/1/20 (b)	555,000	565,032
5% 7/1/21 (b)	725,000	764,904
5% 7/1/21 (b)	670,000	705,852
5% 7/1/22 (b)	560,000	610,669
5% 7/1/22 (b)	545,000	593,609
5% 7/1/23 (b)	400,000	448,712

TOTAL TEXAS		40,095,966

Virginia - 1.6%
Halifax County Indl. Dev. Auth. Bonds 2.15%, tender 9/1/20 (a)	2,820,000	2,835,520
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Virginia Elec. and Pwr. Co. Proj.) Series 2008 C, 1.8%, tender 4/1/22 (a)	2,900,000	2,915,283
Series 2008 B, 2.15%, tender 9/1/20 (a)	4,395,000	4,419,189
Lynchburg Econ. Dev. (Centra Health Proj.) Series A, 5% 1/1/20	370,000	370,000
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds:
(Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.875%, tender 6/1/20 (a)	13,140,000	13,170,240
Series 2009 A, 2.15%, tender 9/1/20 (a)	13,790,000	13,865,896
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.9%, tender 6/1/23 (a)	600,000	607,722

TOTAL VIRGINIA		38,183,850

Washington - 0.5%
King County Hsg. Auth. Rev. Series 2019, 3% 11/1/21	1,105,000	1,139,388
Port of Seattle Gen. Oblig. Series 2011, 5.25% 12/1/21 (b)	700,000	739,137
Port of Seattle Rev. Series 2015 C:
5% 4/1/20 (b)	750,000	756,881
5% 4/1/21 (b)	1,565,000	1,637,819
Port of Seattle Spl. Facility Rev. Series 2013:
5% 6/1/21 (b)	1,750,000	1,842,243
5% 6/1/23 (b)	845,000	946,772
Tobacco Settlement Auth. Rev. Series 2013, 5% 6/1/20	3,405,000	3,453,743
Washington Health Care Facilities Auth. Rev. Bonds Series 2012 B, 5%, tender 10/1/21 (a)	705,000	749,958

TOTAL WASHINGTON		11,265,941

West Virginia - 1.0%
Harrison County Commission Solid Waste Disp. Rev. Bonds (Monongahela Pwr. Co. Proj.) Series 2018 A, 3%, tender 10/15/21 (a)(b)	16,300,000	16,650,613
Mason Co. Poll. Cont. Rev. (Appalachian Pwr. Co. Proj.) Series 2003 L, 2.75% 10/1/22	4,455,000	4,609,989
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds (Appalachian Pwr. Co. Amos Proj.) Series 2011 A, 1.7%, tender 9/1/20 (a)(b)	2,820,000	2,822,381

TOTAL WEST VIRGINIA		24,082,983

Wisconsin - 1.3%
Milwaukee County Arpt. Rev. Series 2016 A, 5% 12/1/22 (b)	1,820,000	2,014,394
Wisconsin Health & Edl. Facilities:
(Agnesian Healthcare Proj.) Series 2017, 5% 7/1/21	300,000	315,597
Bonds:
(Ascension Health Cr. Group Proj.) Series 2013 B:
5%, tender 6/1/20 (a)	4,455,000	4,523,415
5%, tender 6/1/21 (a)	4,245,000	4,465,103
Series 2018 B, 5%, tender 1/26/22 (a)	4,660,000	5,019,892
Series 2018 C, SIFMA Municipal Swap Index + 0.450% 2.06%, tender 7/27/22 (a)(c)	12,210,000	12,254,933
Wisconsin Health & Edl. Facilities Auth. Series 2014 A:
5% 12/1/20	800,000	827,159
5% 12/1/21	700,000	749,413

TOTAL WISCONSIN		30,169,906

TOTAL MUNICIPAL BONDS
(Cost $1,118,252,697)		1,123,530,386

Municipal Notes - 48.4%
Alabama - 0.4%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 1.82% 1/7/20, VRDN (a)(b)	2,803,000	$2,803,000
Mobile Indl. Dev. Board Rev. (Alabama Pwr. Co. Proj.) Series 2001 B, 1.74% 1/2/20, VRDN (a)(b)	1,800,000	1,800,000
West Jefferson Indl. Dev. Board Solid Waste Disp. Rev. (Alabama Pwr. Co. Miller Plant Proj.) Series 2008, 1.74% 1/2/20, VRDN (a)(b)	3,620,000	3,620,000

TOTAL ALABAMA		8,223,000

Arkansas - 0.2%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.) Series 2002, 1.61% 1/7/20, VRDN (a)(b)	5,600,000	5,600,000
California - 2.9%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Participating VRDN Series XF 10 44, 1.71% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	2,700,000	2,700,000
Buck Institute Age Research Participating VRDN Series Floaters XF 10 35, 1.71% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	2,600,000	2,600,000
California Gen. Oblig. Participating VRDN Series Floaters XF 10 38, 1.71% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	3,650,000	3,650,000
California Health Facilities Fing. Auth. Participating VRDN Series Floaters XG 00 49, 1.71% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	3,400,000	3,400,000
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Participating VRDN Series XF 28 50, 1.8% 1/7/20 (Liquidity Facility Cr. Suisse AG) (a)(b)(e)(f)(g)	3,650,000	3,650,000
San Francisco Calif. City & Cnty. Arpts. Commn. Int'l. Arpt. Rev. Participating VRDN Series 15 ZF 01 64, 1.89% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(e)(f)	4,960,000	4,960,000
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Participating VRDN:
Series Floaters XM 06 75, 1.86% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(e)(f)	1,000,000	1,000,000
Series Floaters ZM 06 41, 1.89% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(e)(f)	8,225,000	8,225,000
Series Floaters ZM 06 44, 1.89% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(e)(f)	11,235,000	11,235,000
Series XF 10 32, 1.71% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	600,000	600,000
San Jose Int. Arpt. Rev. Participating VRDN Series 2017, 1.85% 1/7/20 (Liquidity Facility Citibank NA) (a)(b)(e)(f)	20,000,000	20,000,000
San Jose Multi-family Hsg. Rev. Participating VRDN Series XF 10 85, 1.91% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)(g)	4,985,000	4,985,000
Shafter Indl. Dev. Auth. Indl. Dev. Rev. 1.97% 1/7/20, LOC Deutsche Bank AG New York Branch, VRDN (a)(b)	800,000	800,000

TOTAL CALIFORNIA		67,805,000

Colorado - 1.1%
Colorado Edl. & Cultural Facilities Auth. Rev. (Mesivta of Greater Los Angeles Proj.) Series 2005, 1.97% 1/7/20, LOC Deutsche Bank AG, VRDN (a)	2,265,000	2,265,000
Colorado Hsg. & Fin. Auth. Econ. Dev. (Pacific Instruments Proj.) Series 2000, 1.85% 1/2/20, LOC Wells Fargo Bank NA, VRDN (a)(b)	350,000	350,000
Colorado Reg'l. Trans. District Sales Tax Rev. Participating VRDN Series Floaters 16 XF1031, 1.71% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	800,000	800,000
Denver City & County Arpt. Rev. Participating VRDN:
Series DBE 8027, 1.86% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(e)(f)	3,500,000	3,500,000
Series Floaters XL 00 90, 1.86% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(e)(f)	3,300,000	3,300,000
Series Floaters XM 07 15, 1.91% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(e)(f)	15,395,000	15,395,000

TOTAL COLORADO		25,610,000

District Of Columbia - 0.2%
Children's Nat'l. Med. Ctr., Participating VRDN Series 2015 XF 1047, 1.71% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	4,700,000	4,700,000
District of Columbia Gen. Oblig. Series 2019, 1.15% 1/9/20, LOC Barclays Bank PLC, CP	800,000	799,974

TOTAL DISTRICT OF COLUMBIA		5,499,974

Florida - 4.9%
Aqua One Cmnty. Dev. District Fla Participating VRDN Series Floaters XF 10 76, 1.86% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	8,955,000	8,955,000
Avenir Cmnty. Dev. District Participating VRDN Series Floaters XF 10 74, 1.86% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	855,000	855,000
Broward County Arpt. Sys. Rev. Participating VRDN Series Floaters XL 00 88, 1.85% 1/7/20 (Liquidity Facility Citibank NA) (a)(b)(e)(f)	15,730,000	15,730,000
Broward County Port Facilities Rev. Participating VRDN Series XM 07 80, 1.89% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(e)(f)	2,450,000	2,450,000
Collier County Indl. Dev. Auth. Rev. (Var March Proj.) Series 2004, 1.8% 1/2/20, LOC Wells Fargo Bank NA, VRDN (a)(b)	130,000	130,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Participating VRDN Series Floaters XF 05 77, 1.81% 1/7/20 (Liquidity Facility Royal Bank of Canada) (a)(b)(e)(f)	2,200,000	2,200,000
Lee County Indl. Dev. Auth. Rev. (Florida Pwr. & Lt. Co. Proj.) Series 2016 A, 1.72% 1/2/20, VRDN (a)(b)	5,100,000	5,100,000
Lee Memorial Health Sys. Hosp. Rev. Series 2019 B, 1.77% 1/6/23, VRDN (a)	22,140,000	22,140,000
Palm Beach County Health Facilities Auth. Rev. Participating VRDN Series Floaters 017, 1.86% 2/11/20 (Liquidity Facility Barclays Bank PLC) (a)(e)(f)	56,945,000	56,945,000

TOTAL FLORIDA		114,505,000

Georgia - 2.0%
Coweta County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Yates Proj.) Series 2006, 1.73% 1/2/20, VRDN (a)	1,350,000	1,350,000
Gwinnett County Dev. Auth. Indl. Dev. Rev. Series 2007, 1.67% 1/7/20, LOC Branch Banking & Trust Co., VRDN (a)(b)	805,000	805,000
Heard County Dev. Auth. Poll. Cont. Rev. Series 2007, 1.77% 1/2/20, VRDN (a)(b)	10,100,000	10,100,000
Monroe County Dev. Auth. Poll. Cont. Rev.:
(Georgia Pwr. Co. Plant Scherer Proj.) Series 1997, 1.73% 1/2/20, VRDN (a)	6,400,000	6,400,000
(Gulf Pwr. Co. Plant Scherer Proj.) Series 2010, 1.71% 1/2/20, VRDN (a)	1,425,000	1,425,000
Monroe County Dev. Auth. Rev. (Florida Pwr. & Lt. Co. Proj.) Series 2019, 1.71% 1/2/20, VRDN (a)(b)	26,650,000	26,650,000

TOTAL GEORGIA		46,730,000

Idaho - 0.1%
Idaho Health Facilities Auth. Rev. Participating VRDN Series 16 XG 00 66, 1.84% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	1,500,000	1,500,000
Illinois - 2.9%
Chicago Board of Ed. Participating VRDN Series Floaters XG 01 08, 1.76% 1/7/20 (Liquidity Facility Barclays Bank PLC) (a)(e)(f)	1,000,000	1,000,000
Chicago O'Hare Int'l. Arpt. Rev. Participating VRDN Series Floaters XL 00 49, 1.85% 1/7/20 (Liquidity Facility Citibank NA) (a)(b)(e)(f)	14,325,000	14,325,000
Chicago Park District Gen. Oblig. Participating VRDN Series ROC II R 11935, 1.9% 1/7/20 (Liquidity Facility Citibank NA) (a)(e)(f)	6,975,000	6,975,000
Chicago Transit Auth. Rev. Bonds Participating VRDN Series XM 00 53, 1.85% 1/7/20 (Liquidity Facility Citibank NA) (a)(e)(f)	12,705,000	12,705,000
Cook County Gen. Oblig. Participating VRDN Series 2015 XF0124, 1.87% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	3,720,000	3,720,000
Illinois Gen. Oblig. Participating VRDN:
Series Floaters XM 01 86, 1.86% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	8,730,000	8,730,000
Series Floaters XM 07 11, 1.91% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	13,910,000	13,910,000
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN Series XF 10 87, 1.96% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	3,120,000	3,120,000
Village of Oswego Indl. Dev. (Griffith Laboratories Worldwide, Inc.) Series 1995, 1.85% 1/7/20, LOC Wells Fargo Bank NA, VRDN (a)(b)	1,310,000	1,310,000
Village of Woodridge, DuPage, Will & Cook Counties (Home Run Inn Frozen Foods Corp. Proj.) Series 2005, 1.88% 1/7/20, LOC JPMorgan Chase Bank, VRDN (a)(b)	1,305,000	1,305,000

TOTAL ILLINOIS		67,100,000

Indiana - 0.6%
Indiana Dev. Fin. Auth. Envir. Rev. (PSI Energy Proj.):
Series 2003 A, 1.61% 1/7/20, VRDN (a)(b)	2,730,000	2,730,000
Series 2003 B, 1.78% 1/7/20, VRDN (a)(b)	9,500,000	9,500,000
Jeffersonville Ind. Econ. Dev. Rev. Series 2003, 1.9% 1/7/20, LOC PNC Bank NA, VRDN (a)(b)	940,000	940,000

TOTAL INDIANA		13,170,000

Kansas - 0.0%
Wamego Kansas Poll. Cont. Rfdg. Rev. (Kansas Gas & Elec. Co. Proj.) Series 1994, 1.65% 1/7/20, VRDN (a)	1,000,000	1,000,000
Kentucky - 0.1%
Kentucky State Property & Buildings Commission Rev. Participating VRDN Series XG 0113, 1.81% 1/7/20 (Liquidity Facility Barclays Bank PLC) (a)(e)(f)	1,600,000	1,600,000
Louisiana - 3.9%
New Orleans Aviation Board Rev. Participating VRDN:
Series Floater ZF 24 97, 1.85% 1/7/20 (Liquidity Facility Citibank NA) (a)(b)(e)(f)	7,500,000	7,500,000
Series Floaters XL 00 46, 1.85% 1/7/20 (Liquidity Facility Citibank NA) (a)(b)(e)(f)	13,340,000	13,340,000
Series Floaters ZM 05 58, 1.85% 1/7/20 (Liquidity Facility Citibank NA) (a)(b)(e)(f)	7,500,000	7,500,000
Saint Charles Parish Poll. Cont. Rev. (Shell Oil Co.-Norco Proj.) Series 1991, 1.72% 1/2/20, VRDN (a)(b)	2,300,000	2,300,000
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 1.77% 1/7/20, VRDN (a)	14,550,000	14,550,000
Series 2010 B1, 1.64% 1/7/20, VRDN (a)	46,675,000	46,675,000

TOTAL LOUISIANA		91,865,000

Maine - 0.0%
Auburn Rev. Oblig. Secs Series 2001, 1.89% 1/2/20, LOC TD Banknorth, NA, VRDN (a)(b)	210,000	210,000
Massachusetts - 0.9%
Massachusetts Edl. Fing. Auth. Rev. Participating VRDN Series Floaters XF 23 06, 1.86% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(e)(f)	14,835,000	14,835,000
Nahant BAN:
Series 2019 A, 2.5% 6/26/20	900,000	904,968
Series 2019 B, 2.5% 7/9/20	2,700,000	2,716,715
Truro Massachusetts BAN Series 2019, 2.5% 6/19/20	2,581,000	2,595,387

TOTAL MASSACHUSETTS		21,052,070

Michigan - 0.2%
Grand Rapids Indl. Dev. Rev. Series 2007, 1.82% 1/7/20, LOC Bank of America NA, VRDN (a)(b)	150,000	150,000
Waterford School District RAN Series 2019, 2% 9/23/20	4,760,000	4,780,145

TOTAL MICHIGAN		4,930,145

Minnesota - 0.4%
Shakopee Minn Sr Hsg. Rev. Participating VRDN Series Floaters 001, 1.86% 2/11/20 (Liquidity Facility Barclays Bank PLC) (a)(e)(f)(h)	9,700,000	9,700,000
Mississippi - 0.2%
Mississippi Bus. Fin. Corp. Solid Waste Disp. Rev. (Gulf Pwr. Co. Proj.) Series 2012, 1.71% 1/2/20, VRDN (a)(b)	4,420,000	4,420,000
Missouri - 0.3%
Kansas City Indl. Dev. Auth. Participating VRDN Series XM 07 45, 1.83% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(e)(f)	6,100,000	6,100,000
Nebraska - 0.0%
Stanton County Indl. Dev. Rev. Series 1998, 1.82% 1/7/20, VRDN (a)(b)	900,000	900,000
Nevada - 0.7%
Clark County Arpt. Rev. Participating VRDN Series ROC II R 11823, 1.8% 1/1/20 (Liquidity Facility Citibank NA) (a)(e)(f)	16,250,000	16,250,000
Sparks Econ. Dev. Rev. (RIX Industries Proj.) Series 2002, 1.85% 1/7/20, LOC Wells Fargo Bank NA, VRDN (a)(b)	130,000	130,000

TOTAL NEVADA		16,380,000

New Jersey - 2.2%
Asbury Park Gen. Oblig. BAN Series 2019, 2.5% 7/9/20	5,800,000	5,832,896
Belmar Gen. Oblig. BAN Series 2019, 3.25% 2/7/20	13,097,000	13,120,808
East Brunswick Township Gen. Oblig. BAN Series 2019, 3.5% 1/10/20	3,100,000	3,101,654
Flemington BAN 3.5% 1/15/20	4,603,000	4,606,603
Millburn Township Gen. Oblig. BAN Series 2019, 2.25% 6/12/20	2,788,000	2,800,427
Millstone Township Gen. Oblig. BAN Series 2019, 2.25% 8/28/20	5,217,079	5,249,628
Passaic Gen. Oblig. BAN Series 2019, 2.25% 8/27/20	2,800,000	2,816,300
South Orange Village Township Rev. BAN Series 2019, 2.25% 12/18/20	4,380,000	4,418,344
Warren Township School District BAN Series 2019, 2.5% 7/23/20	4,200,000	4,223,713
Wood-Ridge Gen. Oblig. BAN Series 2019, 2% 9/11/20	5,533,442	5,565,333

TOTAL NEW JERSEY		51,735,706

New York - 7.0%
Build NYC FC Hanson Office Assn. Participating VRDN Series BAML 50 20, 1.84% 1/7/20 (Liquidity Facility Bank of America NA) (a)(b)(e)(f)	18,900,000	18,900,000
Geneva Hsg. Auth. Rev. Series 2000, 2.05% 1/7/20, VRDN (a)(b)	1,020,000	1,020,000
Nassau County IDA Bryant Landing Participating VRDN Series BAML 50 18, 1.84% 1/7/20 (Liquidity Facility Bank of America NA) (a)(b)(e)(f)	13,200,000	13,200,000
New York Liberty Dev. Corp. Participating VRDN Series Floaters XF 10 27, 1.71% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	900,000	900,000
New York Metropolitan Trans. Auth. Rev. BAN:
Series 2018 B:
5% 5/15/20	900,000	912,559
5% 5/15/21	13,400,000	14,061,692
5% 5/15/21	1,200,000	1,259,256
Series 2018 C, 5% 9/1/21	735,000	779,034
Series 2019 A, 4% 2/3/20	7,675,000	7,692,958
Series 2019 B, 5% 5/15/22	42,920,000	46,523,134
Series 2019 D1, 5% 9/1/22	31,840,000	34,821,816
Onondaga County Indl. Dev. Agcy. Indl. Dev. Rev. (Var G A Braun, Inc. Proj.) Series 2007, 1.95% 1/7/20, LOC Manufacturers & Traders Trust Co., VRDN (a)(b)	5,540,000	5,540,000
Putnam County Indl. Dev. Agcy. Rev. Series 2006 A, 2% 1/7/20, LOC RBS Citizens NA, VRDN (a)	3,735,000	3,735,000
South Glens Falls Central School District BAN Series 2019 B, 2.5% 7/24/20	1,056,654	1,063,241
Ulster County Indl. Dev. Agcy. I (Selux Corp. Proj.) Series A:
2.03% 1/7/20, LOC Manufacturers & Traders Trust Co., VRDN (a)(b)	185,000	185,000
2.03% 1/7/20, LOC Manufacturers & Traders Trust Co., VRDN (a)(b)	205,000	205,000
Watertown Enlarged City School District BAN Series 2019, 2.25% 6/30/20	12,357,147	12,416,031

TOTAL NEW YORK		163,214,721

Ohio - 0.4%
Englewood BAN Series 2019, 3% 1/22/20	1,600,000	1,601,360
Forest Park Gen. Oblig. BAN Series 2019, 2.5% 5/27/20	1,300,000	1,305,552
Hamilton County HealthCare Facilities Rev. Participating VRDN Series XF 10 50, 1.71% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	3,870,000	3,870,000
Ohio Indl. Dev. Rev. Series 2000, 1.85% 1/2/20, LOC JPMorgan Chase Bank, VRDN (a)(b)	1,800,000	1,800,000
Summit County Indl. Dev. Rev. Series 2001, 1.9% 1/7/20, LOC Huntington Nat'l. Bank, VRDN (a)(b)	610,000	610,000

TOTAL OHIO		9,186,912

Pennsylvania - 2.1%
Berks County Indl. Dev. Auth. Rev. (KTB Real Estate Partnership Proj.) 1.85% 1/2/20, LOC Manufacturers & Traders Trust Co., VRDN (a)(b)	150,000	150,000
Lehigh County Gen. Purp. Hosp. Rev. Participating VRDN Series XL 01 19, 1.76% 1/7/20 (Liquidity Facility Barclays Bank PLC) (a)(e)(f)	5,000,000	5,000,000
Montgomery County Higher Ed. & Health Auth. Rev. Series 2018 D, 1.78% 1/6/23, VRDN (a)	18,380,000	18,380,000
Pennsylvania Eco Dev. Fing. Auth. Series A3, 1.9% 1/7/20, LOC PNC Bank NA, VRDN (a)(b)	300,000	300,000
Pennsylvania Econ. Dev. Participating VRDN Series XM 0048, 1.71% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	3,351,000	3,351,000
Pennsylvania Higher Edl. Facilities Auth. Rev. Series 2015 B, 1.78% 1/6/23, VRDN (a)	11,035,000	11,035,000
Philadelphia Auth. for Indl. Dev. Series 2017 B, 1.78% 1/6/23, VRDN (a)	11,155,000	11,155,000

TOTAL PENNSYLVANIA		49,371,000

South Carolina - 2.3%
Berkeley County Indl. Dev. Rev. (Nucor Corp. Proj.):
Series 1995, 1.82% 1/7/20, VRDN (a)(b)	11,700,000	11,700,000
Series 1997, 1.82% 1/7/20, VRDN (a)(b)	3,800,000	3,800,000
South Carolina Jobs-Econ. Dev. Auth. Series 2018 C, 1.77% 1/6/23, VRDN (a)	17,600,000	17,600,000
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. Series 2001, 1.75% 1/7/20, LOC Wells Fargo Bank NA, VRDN (a)(b)	1,800,000	1,800,000
South Carolina Pub. Svc. Auth. Rev. Participating VRDN:
Series Floaters XG 02 09, 2.01% 1/7/20 (Liquidity Facility Toronto-Dominion Bank) (a)(e)(f)	4,625,000	4,625,000
Series Floaters XM 02 91, 1.86% 1/7/20 (Liquidity Facility Royal Bank of Canada) (a)(e)(f)	2,500,000	2,500,000
Series Floaters XM 03 84, 1.84% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	10,000,000	10,000,000
South Carolina St. Pub. Svc. Auth. Rev. Participating VRDN Series XG 0046, 2.01% 1/7/20 (Liquidity Facility Toronto-Dominion Bank)(a)(e)(f)	2,165,000	2,165,000

TOTAL SOUTH CAROLINA		54,190,000

Tennessee - 0.1%
Memphis-Shelby County Indl. Dev. Board Facilities Rev. Series 2007, 1.82% 1/7/20, VRDN (a)(b)	2,230,000	2,230,000
Texas - 7.3%
Dallas Fort Worth Int'l. Arpt. Rev. Participating VRDN Series Floaters XF 10 61, 1.81% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(e)(f)	8,370,000	8,370,000
North Texas Tollway Auth. Rev. Participating VRDN Series XM0085, 1.76% 1/7/20 (Liquidity Facility Barclays Bank PLC) (a)(e)(f)	4,400,000	4,400,000
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2001 A, 1.7% 1/2/20, VRDN (a)	780,000	780,000
Series 2004, 1.89% 1/7/20, VRDN (a)(b)	73,885,000	73,885,000
Series 2010 C, 1.7% 1/2/20, VRDN (a)	8,415,000	8,415,000
Series 2010 D:
1.7% 1/7/20, VRDN (a)	28,000,000	28,000,000
1.83% 1/7/20, VRDN (a)	9,945,000	9,945,000
San Antonio Arpt. Sys. Rev. 1.84% 1/2/20, LOC Bank of America NA, VRDN (a)(b)	1,200,000	1,200,000
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. Participating VRDN Series 021, 1.86% 2/11/20 (Liquidity Facility Barclays Bank PLC) (a)(e)(f)	17,085,000	17,085,000
Texas Gen. Oblig.:
Series 2004 B, 1.8% 1/7/20 (Liquidity Facility State Street Bank & Trust Co., Boston), VRDN (a)(b)	7,600,000	7,600,000
Series 2006 A, 1.8% 1/7/20 (Liquidity Facility State Street Bank & Trust Co., Boston), VRDN (a)(b)	4,910,000	4,910,000
Texas Private Activity Bond Surface Trans. Corp. Participating VRDN Series XM 07 56, 1.86% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(e)(f)	3,800,000	3,800,000
Texas Trans. Commission Participating VRDN Series XM 07 53, 1.86% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	3,015,000	3,015,000

TOTAL TEXAS		171,405,000

Utah - 1.6%
Salt Lake City Arpt. Rev. Participating VRDN:
Series 17 XM 0493, 1.86% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(e)(f)	20,500,000	20,500,000
Series 17 ZF 0540, 1.84% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	3,200,000	3,200,000
Series Floaters XM 06 99, 1.91% 1/7/20 (Liquidity Facility Cr. Suisse AG) (a)(b)(e)(f)	6,400,000	6,400,000
Series Floaters ZM 05 51, 1.85% 1/7/20 (Liquidity Facility Citibank NA) (a)(b)(e)(f)	7,500,000	7,500,000

TOTAL UTAH		37,600,000

Virginia - 0.9%
Longwood Hsg. Foundation LLC Participating VRDN Series DBE 80 39, 1.96% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	10,000,000	10,000,000
Suffolk Hsg. Auth. Mfam Apts Participating VRDN Series XF 10 86, 1.96% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	11,400,000	11,400,000
Virginia Small Bus. Fing. Auth. Series 2004, 1.77% 1/7/20, LOC Branch Banking & Trust Co., VRDN (a)(b)	520,000	520,000

TOTAL VIRGINIA		21,920,000

Washington - 0.6%
Kitsap County Indl. Dev. Corpre (Cara Land Co., L.L.C. Proj.) Series 2006, 1.85% 1/7/20, LOC Wells Fargo Bank NA, VRDN (a)(b)	700,000	700,000
Seattle Hsg. Auth. Rev. (Douglas Apts. Proj.) 1.8% 1/7/20, LOC KeyBank NA, VRDN (a)	700,000	700,000
Washington Econ. Dev. Fin. Auth. Rev. Participating VRDN Series Floaters 005, 1.96% 2/11/20 (Liquidity Facility Barclays Bank PLC) (a)(b)(e)(f)(h)	9,915,000	9,915,000
Washington Health Care Facilities Auth. Rev. Participating VRDN Series Floaters XG 00 51, 1.76% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	2,575,000	2,575,000

TOTAL WASHINGTON		13,890,000

West Virginia - 1.2%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 E, 1.78% 1/6/23, VRDN (a)	28,960,000	28,960,000
Wisconsin - 0.6%
Brodhead Indl. Dev. Series 2000, 1.78% 1/2/20, LOC JPMorgan Chase Bank, VRDN (a)(b)	6,000,000	6,000,000
Wisconsin Health & Edl. Facilities Participating VRDN Series 2017 ZF 2412, 1.85% 1/7/20 (Liquidity Facility Citibank NA) (a)(e)(f)	7,500,000	7,500,000

TOTAL WISCONSIN		13,500,000

Wyoming - 0.1%
Sweetwater County Env Imp Rev. (Pacificorp Proj.) Series 1995, 1.75% 1/2/20, VRDN (a)(b)	1,700,000	1,699,983
TOTAL MUNICIPAL NOTES
(Cost $1,132,883,460)		1,132,803,511
	Shares	Value

Money Market Funds - 3.5%
Fidelity Municipal Cash Central Fund 1.65% (i)(j)
(Cost $81,157,000)	81,148,885	81,157,000
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $2,332,293,157)		2,337,490,897
NET OTHER ASSETS (LIABILITIES) - 0.1%		2,747,256
NET ASSETS - 100%		$2,340,238,153

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Provides evidence of ownership in one or more underlying municipal bonds.

 (f) Coupon rates are determined by re-marketing agents based on current market conditions.

 (g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,635,000 or 0.4% of net assets.

 (h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $19,615,000 or 0.8% of net assets.

 (i) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (j) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Shakopee Minn Sr Hsg. Rev. Participating VRDN Series Floaters 001, 1.86% 2/11/20 (Liquidity Facility Barclays Bank PLC)	1/10/19	$9,700,000
Washington Econ. Dev. Fin. Auth. Rev. Participating VRDN Series Floaters 005, 1.96% 2/11/20 (Liquidity Facility Barclays Bank PLC)	3/1/18 - 1/18/19	$9,915,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$895,843
Total	$895,843

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$2,256,333,897	$--	$2,256,333,897	$--
Money Market Funds	81,157,000	81,157,000	--	--
Total Investments in Securities:	$2,337,490,897	$81,157,000	$2,256,333,897	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Synthetics	21.5%
Transportation	16.2%
Health Care	13.1%
General Obligations	11.8%
Industrial Development	11.8%
Electric Utilities	10.6%
Others* (Individually Less Than 5%)	15.0%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,251,136,157)	$2,256,333,897
Fidelity Central Funds (cost $81,157,000)	81,157,000
Total Investment in Securities (cost $2,332,293,157)		$2,337,490,897
Cash		30,138
Receivable for fund shares sold		5,481,008
Interest receivable		13,969,759
Distributions receivable from Fidelity Central Funds		149,689
Receivable from investment adviser for expense reductions		175,823
Other receivables		595
Total assets		2,357,297,909
Liabilities
Payable for investments purchased
Regular delivery	$113,933
Delayed delivery	14,187,086
Payable for fund shares redeemed	899,910
Distributions payable	1,166,194
Accrued management fee	584,972
Other affiliated payables	107,661
Total liabilities		17,059,756
Net Assets		$2,340,238,153
Net Assets consist of:
Paid in capital		$2,334,981,115
Total accumulated earnings (loss)		5,257,038
Net Assets		$2,340,238,153
Net Asset Value and Maximum Offering Price
Conservative Income Municipal Bond:
Net Asset Value, offering price and redemption price per share ($231,597,971 ÷ 23,033,770 shares)		$10.05
Institutional Class:
Net Asset Value, offering price and redemption price per share ($2,108,640,182 ÷ 209,706,787 shares)		$10.06

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Interest		$35,996,888
Income from Fidelity Central Funds		894,438
Total income		36,891,326
Expenses
Management fee	$6,107,690
Transfer agent fees	1,146,869
Independent trustees' fees and expenses	7,856
Commitment fees	5,043
Total expenses before reductions	7,267,458
Expense reductions	(1,909,655)
Total expenses after reductions		5,357,803
Net investment income (loss)		31,533,523
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	685,836
Capital gain distributions from Fidelity Central Funds	1,405
Total net realized gain (loss)		687,241
Change in net unrealized appreciation (depreciation) on investment securities		7,080,277
Net gain (loss)		7,767,518
Net increase (decrease) in net assets resulting from operations		$39,301,041

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$31,533,523	$24,613,757
Net realized gain (loss)	687,241	(1,081,256)
Change in net unrealized appreciation (depreciation)	7,080,277	2,603,795
Net increase (decrease) in net assets resulting from operations	39,301,041	26,136,296
Distributions to shareholders	(31,733,848)	(24,774,551)
Share transactions - net increase (decrease)	473,170,707	(65,694,840)
Total increase (decrease) in net assets	480,737,900	(64,333,095)
Net Assets
Beginning of period	1,859,500,253	1,923,833,348
End of period	$2,340,238,153	$1,859,500,253

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Conservative Income Municipal Bond Fund

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.02	$10.01	$10.00	$10.04	$10.04
Income from Investment Operations
Net investment income (loss)A	.147	.134	.090	.062	.032
Net realized and unrealized gain (loss)	.032	.011	.010	(.041)	–B
Total from investment operations	.179	.145	.100	.021	.032
Distributions from net investment income	(.148)	(.134)	(.088)	(.059)	(.031)
Distributions from net realized gain	(.001)	(.001)	(.002)	(.002)	(.001)
Total distributions	(.149)	(.135)	(.090)	(.061)	(.032)
Net asset value, end of period	$10.05	$10.02	$10.01	$10.00	$10.04
Total ReturnC	1.79%	1.45%	1.00%	.21%	.32%
Ratios to Average Net AssetsD,E
Expenses before reductions	.40%	.40%	.40%	.40%	.40%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.39%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.39%
Net investment income (loss)	1.46%	1.34%	.90%	.62%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$231,598	$251,811	$234,599	$164,586	$73,914
Portfolio turnover rateF	63%	45%G	33%	36%	32%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Conservative Income Municipal Bond Fund Institutional Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.02	$10.01	$10.00	$10.04	$10.04
Income from Investment Operations
Net investment income (loss)A	.157	.144	.099	.071	.042
Net realized and unrealized gain (loss)	.042	.011	.011	(.040)	–B
Total from investment operations	.199	.155	.110	.031	.042
Distributions from net investment income	(.158)	(.144)	(.098)	(.069)	(.041)
Distributions from net realized gain	(.001)	(.001)	(.002)	(.002)	(.001)
Total distributions	(.159)	(.145)	(.100)	(.071)	(.042)
Net asset value, end of period	$10.06	$10.02	$10.01	$10.00	$10.04
Total ReturnC	2.00%	1.56%	1.11%	.31%	.42%
Ratios to Average Net AssetsD,E
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.29%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.29%
Net investment income (loss)	1.56%	1.44%	1.00%	.72%	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$2,108,640	$1,607,689	$1,689,234	$844,145	$290,823
Portfolio turnover rateF	63%	45%G	33%	36%	32%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019

1. Organization.

Fidelity Conservative Income Municipal Bond Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Conservative Income Municipal Bond and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, market discount, capital loss carryforwards, and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,498,940
Gross unrealized depreciation	(288,449)
Net unrealized appreciation (depreciation)	$5,210,491
Tax Cost	$2,332,280,406

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$23,129
Undistributed long-term capital gains	$23,420
Net unrealized appreciation (depreciation) on securities and other investments	$5,210,491

The tax character of distributions paid was as follows:

	December 31, 2019	December 31, 2018
Tax-exempt Income	$31,501,615	$24,605,734
Ordinary Income	232,233	168,817
Total	$31,733,848	$ 24,774,551

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $863,809,596 and $716,480,947, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .30% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives asset-based fees of .10% and .05% of average net assets for Conservative Income Municipal Bond and Institutional Class, respectively. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Amount
Conservative Income Municipal Bond	$257,842
Institutional Class	889,027
$1,146,869

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 55,039,919 shares of the Fund were redeemed in-kind for investments, including accrued interest, with a value of $551,499,983. The Fund had a net realized loss of $(778,563) on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,043 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2021. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Conservative Income Municipal Bond	.35%	$129,564
Institutional Class	.25%	1,778,969
		$1,908,533

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,122.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2019	Year ended December 31, 2018
Distributions to shareholders
Conservative Income Municipal Bond	$3,823,651	$3,247,996
Institutional Class	27,910,197	21,526,555
Total	$31,733,848	$24,774,551

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2019	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2018
Conservative Income Municipal Bond
Shares sold	13,307,090	17,356,623	$133,601,507	$173,753,090
Reinvestment of distributions	315,609	261,161	3,170,091	2,614,969
Shares redeemed	(15,729,497)	(15,912,352)	(157,981,936)	(159,258,683)
Net increase (decrease)	(2,106,798)	1,705,432	$(21,210,338)	$17,109,376
Institutional Class
Shares sold	149,098,255	194,198,866	$1,497,784,414	$1,944,266,168
Reinvestment of distributions	1,569,708	1,414,041	15,769,397	14,158,673
Shares redeemed	(101,464,431)	(203,850,365)(a)	(1,019,172,766)	(2,041,229,057)(a)
Net increase (decrease)	49,203,532	(8,237,458)	$494,381,045	$(82,804,216)

 (a) Amount includes in-kind redemptions (see the Prior Year Affiliated Redemptions In-Kind note for additional details).

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Conservative Income Municipal Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Conservative Income Municipal Bond Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 277 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust[s] or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Conservative Income Municipal Bond	.35%
Actual		$1,000.00	$1,006.90	$1.77
Hypothetical-C		$1,000.00	$1,023.44	$1.79
Institutional Class	.25%
Actual		$1,000.00	$1,008.40	$1.27
Hypothetical-C		$1,000.00	$1,023.95	$1.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Conservative Income Municipal Bond Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Conservative Income Municipal Bond Fund
Conservative Income Municipal Bond	02/10/20	02/07/20	$.001
Institutional Class	02/10/20	02/07/20	$.001

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $23,941, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2019, 100% of the fund's income dividends were free from federal income tax, and 31.14% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Conservative Income Municipal Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Approval of Amended and Restated Advisory Contracts.  At its September 2019 meeting, the Board also unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, Fidelity Investments Money Management, Inc. (FIMM) expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FIMM upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also approved amendments that clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in September 2018.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, in prior years, the fund was compared on the basis of a hypothetical "net management fee," which was derived by subtracting payments made by FMR for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. Fidelity no longer calculates a hypothetical net management fee for the fund and, as a result, the chart does not include hypothetical net management fees for periods after 2016.

Fidelity Conservative Income Municipal Bond Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees, paid by FMR under the fund's management contract. The Board also considered other "class-level" expenses, such as transfer agent fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2018.

The Board further considered that FMR has contractually agreed to reimburse Institutional Class and the retail class of the fund to the extent that total operating expenses (with certain exceptions), as a percentage of their respective average net assets, exceed 0.25% and 0.35% through April 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed and the fund's Amended and Restated Contracts should be approved.

CMB-ANN-0220
1.967792.106

Fidelity Flex℠ Funds

Fidelity Flex℠ Municipal Income Fund

Annual Report

December 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Life of fundA
Fidelity Flex℠ Municipal Income Fund	8.26%	4.35%

 A From October 12, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex℠ Municipal Income Fund on October 12, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$10,992	Fidelity Flex℠ Municipal Income Fund
$10,940	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a healthy gain in 2019, supported by strong supply/demand dynamics for much of the year. The Bloomberg Barclays Municipal Bond Index rose 7.54%. Gross municipal bond issuance remained below the long-term historical average, partly due to the elimination of tax-exempt advance refundings under the tax law passed in December 2017, historically a significant source of supply. The cap on the federal deduction for state and local taxes made tax-exempt debt attractive, particularly in high-tax states. The muni market rose strongly from early 2019 into mid-August amid growing evidence of a global economic slowdown and heightened international trade tension that led to a series of rate cuts by the U.S. Federal Reserve. Reversing a roughly three-year cycle of rate hikes, the Fed cut policy interest rates by 25 basis points in July, followed by rate cuts of 25 basis points each in September and October. The muni market returned -0.80% in September as the technical environment became less supportive. The market rose 0.74% for the fourth quarter as a whole, held back by increased supply of new bonds and the Fed’s shift to a neutral-rate stance.

Comments from Co-Portfolio Managers Cormac Cullen, Elizah McLaughlin and Kevin Ramundo:  For the year, the fund gained 8.26% roughly in line, net of fees, with the 8.17% advance of the Bloomberg Barclays 3+ Year Municipal Bond Index. In managing the fund the past 12 months, we continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted return over time. Favorable security selection contributed to the fund's return versus the index, with overweightings in bonds issued by the state of Illinois, its related entities and New Jersey state-appropriated bonds, adding particular value. Our larger-than-benchmark exposure to lower-quality investment-grade securities (rated A and BBB) also helped, as these securities generally outpaced higher-quality bonds. Our yield-curve positioning aided the fund's relative return as well, largely due to overweightings in seven- to 10-year bonds. In contrast, our overweighting in certain health care bonds with short call dates hurt the fund's relative performance, as did our positioning in bonds issued to fund the delayed Great Hall renovation project at the Denver airport, which performed poorly. Also detracting were differences in the way fund holdings and index components were priced.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five States as of December 31, 2019

% of fund's net assets
Illinois	17.3
Pennsylvania	8.5
Texas	7.7
Other	6.4
Florida	6.1

Top Five Sectors as of December 31, 2019

% of fund's net assets
Health Care	24.2
General Obligations	21.2
Transportation	17.3
Education	13.7
Other	6.7

Quality Diversification (% of fund's net assets)

As of December 31, 2019
AAA	3.2%
AA,A	66.8%
BBB	16.2%
BB and Below	2.4%
Not Rated	4.2%
Short-Term Investments and Net Other Assets	7.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Municipal Bonds - 92.8%
	Principal Amount	Value
Alabama - 0.9%
Auburn Univ. Gen. Fee Rev. Series 2018 A, 5% 6/1/43	100,000	121,492
Homewood Edl. Bldg. Auth. Rev. Series 2019 A:
4% 12/1/33	$110,000	$123,490
4% 12/1/41	85,000	92,796
4% 12/1/49	190,000	205,149
Jefferson County Gen. Oblig. Series 2018 A:
5% 4/1/25	100,000	117,869
5% 4/1/26	100,000	120,714
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1.85%, tender 3/24/20 (a)	900,000	901,097

TOTAL ALABAMA		1,682,607

Alaska - 0.0%
Alaska Int'l. Arpts. Revs. Series 2010 A, 5% 10/1/23 (b)	30,000	30,799
Arizona - 2.5%
Arizona Board of Regents Arizona State Univ. Rev. Series 2012 A, 5% 7/1/32 (Pre-Refunded to 7/1/22 @ 100)	10,000	10,944
Arizona Ctfs. of Prtn. Series 2019 A, 5% 10/1/24	80,000	93,986
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2015 A, 5% 1/1/21	25,000	25,944
Arizona Indl. Dev. Auth. Rev. (Provident Group-Eastern Michigan Univ. Parking Proj.) Series 2018:
5% 5/1/26	450,000	517,811
5% 5/1/29	290,000	341,463
5% 5/1/33	565,000	659,880
Arizona State Lottery Rev. Series 2019, 5% 7/1/23	415,000	469,942
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.):
Series 2005, 2.4%, tender 8/14/23 (a)	65,000	67,285
Series 2007, 2.7%, tender 8/14/23 (a)(b)	600,000	623,958
Series 2019, 5%, tender 6/3/24 (a)(b)	650,000	744,465
Glendale Indl. Dev. Auth. (Terraces of Phoenix Proj.) Series 2018 A:
5% 7/1/38	10,000	10,872
5% 7/1/48	10,000	10,768
Maricopa County Indl. Dev. Auth. (Creighton Univ. Proj.) Series 2020, 5% 7/1/47 (c)	100,000	122,125
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016, 6% 1/1/48 (d)	200,000	209,400
Phoenix Civic Impt. Board Arpt. Rev. Series 2019 B, 5% 7/1/35 (b)	300,000	370,569
Tempe Indl. Dev. Auth. Rev. (Mirabella At ASU, Inc. Proj.) Series 2017 A, 6.125% 10/1/52 (d)	190,000	215,699
Univ. of Arizona Univ. Revs. Series 2015 A, 5% 6/1/22	10,000	10,925
Western Maricopa Ed. Ctr. District Series 2019 B, 5% 7/1/24	190,000	221,664

TOTAL ARIZONA		4,727,700

California - 2.1%
California Edl. Facilities Auth. Rev. Series T1, 5% 3/15/39	65,000	93,477
California Muni. Fin. Auth. (United Airlines, Inc. Los Angeles Int'l. Arpt. proj.) Series 2019, 4% 7/15/29 (b)	120,000	136,391
California Muni. Fin. Auth. Rev. (LINXS APM Proj.) Series 2018 A, 5% 12/31/47 (b)	500,000	580,745
Los Angeles Hbr. Dept. Rev. Series 2019 A:
5% 8/1/22 (b)	155,000	169,691
5% 8/1/23 (b)	545,000	615,103
5% 8/1/24 (b)	310,000	360,304
5% 8/1/25 (b)	110,000	131,314
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2019 A, 5% 5/1/49 (b)	1,000,000	1,200,020
Series 2019 B, 5% 5/1/49	45,000	55,428
Washington Township Health Care District Rev.:
Series 2017 A, 5% 7/1/35	190,000	223,752
Series 2017 B:
5% 7/1/29	115,000	137,870
5% 7/1/30	230,000	274,454

TOTAL CALIFORNIA		3,978,549

Colorado - 2.3%
Arkansas River Pwr. Auth. Rev. Series 2018 A:
5% 10/1/38	40,000	46,761
5% 10/1/43	50,000	57,566
Colorado Health Facilities Auth.:
(Parkview Med. Ctr., Inc. Proj.) Series 2016, 4% 9/1/35	35,000	37,972
Bonds Series 2019 B:
5%, tender 8/1/26 (a)	110,000	129,782
5%, tender 11/19/26 (a)	210,000	258,388
Series 2019 A:
5% 11/1/25	435,000	520,895
5% 11/15/39	190,000	235,142
Series 2019 A2, 5% 8/1/44	200,000	235,700
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) 0% 7/15/22 (Escrowed to Maturity)	380,000	367,635
Colorado Health Facilities Auth. Rev. Bonds Series 2016 C, 5%, tender 11/15/26 (a)	275,000	338,283
Colorado Hsg. & Fin. Auth.:
Series 2019 F, 4.25% 11/1/49	85,000	94,178
Series 2019 H, 4.25% 11/1/49	45,000	49,781
Colorado Reg'l. Trans. District Ctfs. of Prtn. Series 2020, 5% 6/1/31 (c)	105,000	131,537
Denver City & County Arpt. Rev.:
Series 2017 A:
5% 11/15/23 (b)	25,000	28,450
5% 11/15/26 (b)	50,000	60,922
Series 2018 A, 5% 12/1/34 (b)	1,125,000	1,482,638
Vauxmont Metropolitan District:
Series 2019, 5% 12/15/25	40,000	46,495
Series 2020, 5% 12/1/30 (FSA Insured) (c)	220,000	261,741

TOTAL COLORADO		4,383,866

Connecticut - 3.3%
Connecticut Gen. Oblig.:
Series 2014 H, 5% 11/15/21	295,000	315,854
Series 2016 B:
5% 5/15/25	220,000	260,726
5% 5/15/26	125,000	151,218
Series 2016 D, 5% 8/15/25	210,000	250,431
Series 2018 F:
5% 9/15/24	100,000	116,581
5% 9/15/25	100,000	119,496
Series 2019 A, 5% 4/15/26	115,000	138,864
Series 2020 A:
4% 1/15/33 (c)	360,000	413,024
4% 1/15/34 (c)	300,000	342,165
5% 1/15/32 (c)	265,000	334,202
Connecticut Health & Edl. Facilities Auth. Rev.:
Series 2019 A:
4% 7/1/20 (d)	220,000	221,525
5% 7/1/49 (d)	130,000	139,911
Series 2019 Q-1:
5% 11/1/25	90,000	107,272
5% 11/1/26	95,000	115,797
Series A:
5% 7/1/26	105,000	110,650
5% 7/1/26	160,000	186,078
Series F, 5% 7/1/21 (Escrowed to Maturity)	2,215,000	2,342,695
Series K3, 5% 7/1/43	215,000	247,368
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Series 2012 A, 5% 1/1/24	80,000	88,836
Univ. of Connecticut Gen. Oblig.:
Series 2016 A, 5% 3/15/22	85,000	91,891
Series 2019 A, 5% 11/1/25	140,000	167,818

TOTAL CONNECTICUT		6,262,402

District Of Columbia - 2.2%
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev.:
(Dulles Metrorail And Cap. Impt. Proj.) Series 2019 B, 4% 10/1/53 (FSA Insured)	135,000	148,129
(Dulles Metrorail and Cap. Impt. Projs.) Series 2019 A:
5% 10/1/31	185,000	231,918
5% 10/1/44	1,000,000	1,207,480
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2011 C:
5% 10/1/22 (b)	60,000	63,847
5% 10/1/23 (b)	65,000	69,179
5% 10/1/24 (b)	60,000	63,857
5% 10/1/25 (b)	80,000	85,129
Series 2019 A, 5% 10/1/25 (b)	70,000	83,398
Series 2020 A:
5% 10/1/24 (b)(c)	690,000	785,945
5% 10/1/25 (b)(c)	440,000	512,635
5% 10/1/26 (b)(c)	320,000	380,170
5% 10/1/27 (b)(c)	110,000	133,151
5% 10/1/28 (b)(c)	55,000	67,637
Washington Convention & Sports Auth. Series 2018 A:
5% 10/1/23	100,000	113,782
5% 10/1/24	100,000	117,180
5% 10/1/25	100,000	120,300

TOTAL DISTRICT OF COLUMBIA		4,183,737

Florida - 6.1%
Atlantic Beach Health Care Facilities Series A, 5% 11/15/43	255,000	289,387
Broward County Arpt. Sys. Rev.:
Series 2012 Q1, 5% 10/1/21	250,000	267,068
Series 2015 C, 5% 10/1/24 (b)	45,000	52,168
Series 2017, 5% 10/1/42 (b)	1,365,000	1,607,028
Series 2019 A:
4% 10/1/49 (b)	1,000,000	1,094,630
5% 10/1/49 (b)	1,000,000	1,201,670
Broward County School Board Ctfs. of Prtn.:
Series 2015 A, 5% 7/1/23	50,000	56,491
Series 2016, 5% 7/1/26	230,000	281,095
Central Florida Expressway Auth. Sr. Lien Rev. Series 2019 B, 5% 7/1/49	840,000	1,012,897
Florida Higher Edl. Facilities Fing. Auth. (St. Leo Univ. Proj.) Series 2019, 5% 3/1/24	390,000	432,795
Florida Hsg. Fin. Corp. Rev. Series 2019 1, 4% 7/1/50	180,000	198,054
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2017 A, 5% 10/1/31 (b)	125,000	151,121
Series 2019 A:
5% 10/1/22 (b)	300,000	329,811
5% 10/1/23 (b)	300,000	339,696
5% 10/1/24 (b)	300,000	349,134
5% 10/1/25 (b)	300,000	357,603
Jacksonville Elec. Auth. Elec. Sys. Rev. Series 2013 D, 5% 10/1/20	1,480,000	1,518,953
Lee County Arpt. Rev. Series 2011 A, 5.375% 10/1/32 (b)	25,000	26,483
Lee Memorial Health Sys. Hosp. Rev. Series 2019 A1, 5% 4/1/44	665,000	794,788
Miami-Dade County Aviation Rev.:
Series 2015 A, 5% 10/1/27 (b)	200,000	236,528
Series 2017 B, 5% 10/1/40 (b)	105,000	124,794
Miami-Dade County Expressway Auth. Series 2014 A, 5% 7/1/25	395,000	455,952
Miami-Dade County School Board Ctfs. of Prtn.:
Bonds Series 2014 A, 5%, tender 5/1/24 (a)	100,000	114,893
Series 2015 D, 5% 2/1/26	10,000	12,013
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
5% 8/15/26	100,000	121,986
5% 8/15/42	5,000	5,878
Tampa Hosp. Rev. (H Lee Moffitt Cancer Ctr. Proj.) Series 2016 B, 5% 7/1/29	25,000	29,403
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
5% 10/15/44 (c)	30,000	36,219
5% 10/15/49 (c)	60,000	72,215

TOTAL FLORIDA		11,570,753

Georgia - 3.8%
Atlanta Arpt. Rev. Series 2019 B, 5% 7/1/25 (b)	60,000	71,162
Brookhaven Dev. Auth. Rev. Series 2019 A, 5% 7/1/36	150,000	187,335
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994:
2.15%, tender 6/13/24 (a)	1,140,000	1,158,400
2.25%, tender 5/25/23 (a)	315,000	320,553
Series 2013 1st, 2.925%, tender 3/12/24 (a)	330,000	345,266
DeKalb Private Hosp. Auth. Rev. Series 2019 B, 5% 7/1/27	210,000	263,151
Fulton County Dev. Auth. Rev. Series 2019:
4% 6/15/49	40,000	44,434
5% 6/15/52	145,000	175,930
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2018 A, 5% 1/1/22	375,000	401,385
Series 2019 A:
4% 1/1/49	245,000	263,395
5% 1/1/23	450,000	496,206
5% 1/1/26	165,000	195,251
5% 1/1/30	55,000	67,745
5% 1/1/34	375,000	455,438
Series HH, 5% 1/1/22	425,000	455,252
Glynn-Brunswick Memorial Hosp. Auth. Rev. (Southeast Georgia Health Sys. Proj.) Series 2017:
4% 8/1/43	5,000	5,205
5% 8/1/39	5,000	5,654
5% 8/1/43	5,000	5,782
Hosp. Auth. of Savannah Auth. Rev. Series 2019 A:
4% 7/1/36	195,000	217,396
4% 7/1/43	205,000	223,409
Main Street Natural Gas, Inc. Bonds:
Series 2018 C, 4%, tender 12/1/23 (a)	500,000	545,075
Series 2019 B, 4%, tender 12/2/24 (a)	505,000	563,237
Monroe County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Scherer Proj.) Series 1995, 2.25% 7/1/25	200,000	204,080
Private Colleges & Univs. Auth. Rev. Series A:
4% 6/1/20	15,000	15,170
4% 6/1/21	120,000	124,566
5% 6/1/22	80,000	87,019
5% 6/1/23	80,000	89,721
5% 6/1/24	130,000	149,891

TOTAL GEORGIA		7,137,108

Hawaii - 0.1%
Hawaii Arpts. Sys. Rev. Series 2018 A, 5% 7/1/33 (b)	125,000	153,108
Honolulu City & County Gen. Oblig. Series 2017 A, 5% 9/1/33	5,000	6,160

TOTAL HAWAII		159,268

Idaho - 0.0%
Idaho Hsg. & Fin. Assoc. Single Family Mtg. Series 2019 A, 4% 1/1/50	25,000	27,422
Illinois - 17.3%
Champaign County Cmnty. Unit Series 2019:
4% 6/1/26	15,000	17,261
4% 6/1/33	1,340,000	1,517,965
Chicago Board of Ed.:
Series 1998 B1, 0% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	45,000	43,180
Series 2011 A, 5% 12/1/41	50,000	51,961
Series 2012 A, 5% 12/1/42	500,000	528,255
Series 2018 A:
5% 12/1/29	350,000	410,893
5% 12/1/31	150,000	174,629
Series 2018 C, 5% 12/1/46	200,000	225,598
Series 2019 A:
5% 12/1/30	405,000	478,362
5% 12/1/30	100,000	118,114
Chicago Midway Arpt. Rev.:
Series 2013 A, 5.5% 1/1/29 (b)	200,000	223,266
Series 2014 B, 5% 1/1/26	100,000	114,485
Series 2016 B:
4% 1/1/35	200,000	218,398
5% 1/1/46	2,000,000	2,301,180
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2013 A, 5% 1/1/23 (b)	70,000	77,491
Series 2017 B, 5% 1/1/37	50,000	59,372
Chicago O'Hare Int'l. Arpt. Spl. Facilities Rev. Series 2018:
5% 7/1/38 (b)	50,000	58,730
5% 7/1/48 (b)	400,000	463,408
Cook County Gen. Oblig.:
Series 2011 A, 5.25% 11/15/23	50,000	53,308
Series 2016 A:
5% 11/15/23	10,000	11,223
5% 11/15/31	500,000	584,060
Illinois Fin. Auth. Academic Facilities:
(Provident Group UIUC Properties LLC Univ. of Illinois at Urbana-Champaign Proj.) Series 2019 A, 5% 10/1/25	100,000	117,814
(Provident Group UIUC Properties LLC Univ. of Illinois at Urbana-Champaign Proj.) Series 2019 A, 5% 10/1/26	200,000	240,666
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C, 5% 8/1/30	615,000	732,416
(Depaul Univ., IL Proj.):
Series 2016 A, 5% 10/1/28	10,000	12,057
Series 2016, 5% 10/1/29	30,000	36,040
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	750,000	809,010
5% 5/15/43	790,000	927,831
(Presence Health Proj.) Series 2016 C, 5% 2/15/36	15,000	17,784
Bonds Series E, 2.25%, tender 4/29/22 (a)	3,695,000	3,773,149
Series 2011 IL:
4% 12/1/20	100,000	102,556
5% 12/1/22 (Pre-Refunded to 12/1/21 @ 100)	5,000	5,358
Series 2012 A, 5% 5/15/41	695,000	734,969
Series 2013:
4% 5/15/33 (Pre-Refunded to 5/15/22 @ 100)	270,000	287,258
4.25% 5/15/43 (Pre-Refunded to 5/15/22 @ 100)	55,000	58,835
5% 11/15/24	65,000	71,298
5% 5/15/43 (Pre-Refunded to 5/15/22 @ 100)	75,000	81,538
Series 2014, 5% 8/1/38 (Pre-Refunded to 8/1/24 @ 100)	10,000	11,712
Series 2015 A:
5% 11/15/20	760,000	784,278
5% 11/15/23	10,000	11,320
5% 11/15/25	150,000	178,299
5% 11/15/45	300,000	334,716
Series 2015 C:
4.125% 8/15/37	60,000	62,928
5% 8/15/26	35,000	40,618
Series 2016 A:
5% 8/15/24	65,000	73,757
5% 7/1/31	30,000	35,185
5% 7/1/33	10,000	11,629
5% 7/1/36	45,000	51,864
Series 2016 B, 5% 8/15/35	250,000	293,870
Series 2016 C:
4% 2/15/41	35,000	38,143
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	5,000	5,837
5% 2/15/34	50,000	59,772
Series 2016:
5% 12/1/23	155,000	175,043
5% 5/15/29	10,000	11,787
5% 12/1/29	620,000	727,458
5% 12/1/33	485,000	562,358
5% 12/1/40	85,000	97,074
5% 12/1/46	95,000	107,549
Series 2017 A, 5% 7/15/42	1,000,000	1,191,810
Series 2018 A:
4.25% 1/1/44	55,000	59,026
5% 1/1/38	225,000	259,889
5% 1/1/44	340,000	387,634
Series 2019, 4% 9/1/35	60,000	64,305
Illinois Gen. Oblig.:
Serie 2014, 5% 4/1/24	100,000	110,746
Series 2013, 5% 7/1/23	10,000	10,945
Series 2016:
5% 2/1/21	30,000	31,049
5% 2/1/26	400,000	456,072
5% 2/1/27	560,000	647,181
5% 11/1/29	1,400,000	1,596,658
Series 2017 D:
5% 11/1/21	900,000	950,193
5% 11/1/24	730,000	814,957
5% 11/1/26	480,000	549,302
5% 11/1/27	250,000	289,380
Series 2017, 4% 2/1/24	15,000	15,974
Series 2019 B:
5% 9/1/21	105,000	110,366
5% 9/1/22	100,000	107,811
5% 9/1/23	105,000	115,360
5% 9/1/24	105,000	117,283
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2014 A, 5% 12/1/22	235,000	260,815
Series 2014 C, 5% 1/1/38	85,000	96,586
Series 2019 A, 5% 1/1/44	1,000,000	1,210,630
Kane, Cook & DuPage Counties School District #46 Elgin Series 2003 B, 0% 1/1/22 (Escrowed to Maturity)	100,000	97,333
Kendall, Kane & Will Counties Cmnty. Unit School District #308:
Series 2008, 0% 2/1/25 (FSA Insured)	315,000	286,029
Series 2011, 5.5% 2/1/22	100,000	107,870
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.) Series 2010 B1:
0% 6/15/43 (FSA Insured)	610,000	277,989
0% 6/15/47 (FSA Insured)	155,000	60,070
Series 1994 A, 0% 6/15/25	25,000	22,260
Series 1994, 0% 6/15/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,200,000	962,076
Series 2012 B, 5% 6/15/23	10,000	10,729
Series 2020 A, 5% 6/15/50 (c)	1,430,000	1,645,501
Railsplitter Tobacco Settlement Auth. Rev. Series 2010, 5.5% 6/1/23 (Pre-Refunded to 6/1/21 @ 100)	105,000	111,450
Univ. of Illinois Board of Trustees Ctfs. of Prtn. (Univ. of Illinois Rev. Proj.) Series 2014 A, 5% 10/1/26	15,000	17,285
Univ. of Illinois Rev. Series 2018 A, 5% 4/1/30	100,000	122,772

TOTAL ILLINOIS		32,590,251

Indiana - 1.4%
Indiana Fin. Auth. Rev.:
Series 2012, 5% 3/1/23 (Pre-Refunded to 3/1/22 @ 100)	35,000	37,868
Series 2016:
5% 9/1/24	20,000	23,261
5% 9/1/30	50,000	59,475
Indiana Health Facility Fing. Auth. Rev. Bonds Series 2001 A2, 2%, tender 2/1/23 (a)	65,000	66,360
Indianapolis Local Pub. Impt. (Courthouse and Jail Proj.) Series 2019 A, 5% 2/1/49	1,000,000	1,215,420
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.):
Series 2019, 4% 4/1/46	215,000	232,237
Series 2020, 5% 4/1/30 (c)	105,000	131,351
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.) Series 2019 A, 5%, tender 6/5/26 (a)(b)	690,000	815,401

TOTAL INDIANA		2,581,373

Iowa - 0.2%
Iowa Fin. Auth. Rev.:
Series 2019 A2, 2.875% 5/15/49	70,000	70,415
Series A:
5% 5/15/43	25,000	27,972
5% 5/15/48	25,000	27,861
Iowa Student Ln. Liquidity Corp. Student Ln. Rev. Series 2019 B, 5% 12/1/27 (b)	155,000	189,312

TOTAL IOWA		315,560

Kentucky - 2.8%
Ashland Med. Ctr. Rev.:
(King's Daugthers Med. Ctr. Proj.) Series 2010 B, 4.5% 2/1/25	25,000	25,065
Series 2019:
4% 2/1/37	175,000	187,616
5% 2/1/25	280,000	321,983
Carroll County Poll. Ctlr Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2016 A, 1.55%, tender 9/1/26 (a)	500,000	495,680
Kentucky Econ. Dev. Fin. Auth.:
Bonds Series 2009 B, 2.7%, tender 11/10/21 (a)	100,000	102,110
Series 2019 A2, 5% 8/1/30	345,000	425,806
Kentucky State Property & Buildings Commission Rev.:
(Proj. No. 118) Series 2018, 5% 4/1/25	175,000	205,690
(Proj. No. 119) Series 2018:
5% 5/1/26	60,000	71,683
5% 5/1/29	85,000	104,365
5% 5/1/32	20,000	24,323
5% 5/1/33	15,000	18,191
5% 5/1/34	20,000	24,184
5% 5/1/35	10,000	12,036
5% 5/1/36	10,000	12,003
5% 5/1/38	1,000,000	1,192,540
Series A:
4% 11/1/35	600,000	663,378
5% 11/1/29	150,000	185,556
Series C, 5% 11/1/21 (c)	140,000	146,989
Louisville & Jefferson County Series 2016 A, 5% 10/1/32	70,000	82,847
Louisville Reg'l. Arpt. Auth. Sys. Rev. Series 2014 A, 5% 7/1/24 (b)	65,000	75,030
Louisville/Jefferson County Metropolitan Gov.:
Series 2012 A:
5% 12/1/28 (Pre-Refunded to 6/1/22 @ 100)	25,000	27,189
5% 12/1/29 (Pre-Refunded to 6/1/22 @ 100)	95,000	103,316
Series 2012, 5% 12/1/35 (Pre-Refunded to 6/1/22 @ 100)	125,000	135,943
Pikeville Hosp. Rev. Series 2011:
6% 3/1/20	25,000	25,168
6% 3/1/22	240,000	251,126
6% 3/1/22 (Pre-Refunded to 3/1/21 @ 100)	75,000	79,173
Trimble County Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.) Series 2001 B, 2.55%, tender 5/3/21 (a)	200,000	203,106

TOTAL KENTUCKY		5,202,096

Louisiana - 0.6%
Calcasieu Parish Memorial Hosp. (Lake Charles Memorial Hosp. Proj.) Series 2019:
4% 12/1/21	775,000	807,302
5% 12/1/39	100,000	117,442
Louisiana Pub. Facilities Auth. Rev. (Tulane Univ. of Louisiana Proj.):
Series 2016 A, 5% 12/15/28	15,000	18,158
Series 2017 A, 5% 12/15/32	165,000	201,224

TOTAL LOUISIANA		1,144,126

Maine - 0.6%
Maine Health & Higher Edl. Facilities Auth. Rev.:
(Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43	65,000	69,548
(Univ. of New England) Series 2017 A, 4% 7/1/22	20,000	21,310
Series 2013:
5% 7/1/25	40,000	43,912
5% 7/1/33	65,000	70,255
Series 2014, 5% 7/1/30	585,000	665,215
Series 2016 A:
4% 7/1/41	25,000	26,072
4% 7/1/46	5,000	5,186
5% 7/1/46	125,000	138,728
Series 2017 B, 5% 7/1/29	10,000	12,128
Series 2018, 5% 7/1/48	135,000	163,296

TOTAL MAINE		1,215,650

Maryland - 1.1%
Maryland Econ. Dev. Corp. Air Cargo Series 2019:
5% 7/1/22 (b)	280,000	303,464
5% 7/1/23 (b)	325,000	362,226
5% 7/1/25 (b)	510,000	596,940
5% 7/1/26 (b)	230,000	274,167
Maryland Health & Higher Edl. Facilities Auth. Rev. (Medstar Health, Inc. Proj.) Series 2017 A, 5% 5/15/45	150,000	175,604
Maryland St Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	125,000	137,323
Series 2019 C, 5% 9/1/28	115,000	145,156

TOTAL MARYLAND		1,994,880

Massachusetts - 3.2%
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Bonds Series 2019 A, 5%, tender 1/1/23 (a)	300,000	333,042
Massachusetts Dev. Fin. Agcy. Rev.:
(Lawrence Gen. Hosp. MA. Proj.) Series 2017, 5% 7/1/47	100,000	110,553
(Lawrence Gen. Hosp.):
Series 2014 A, 5.25% 7/1/34	40,000	44,292
Series 2017:
5% 7/1/20	100,000	101,429
5% 7/1/21	100,000	104,228
Series 2016 A, 5% 1/1/31	40,000	46,951
Series 2016 I:
5% 7/1/30	195,000	229,301
5% 7/1/41	140,000	159,671
Series 2017 A:
5% 1/1/36	325,000	383,893
5% 1/1/37	1,050,000	1,236,291
Series 2018, 5% 1/1/43	180,000	208,796
Series 2019 K:
5% 7/1/25	125,000	148,181
5% 7/1/26	165,000	199,830
5% 7/1/27	195,000	240,767
5% 7/1/29	45,000	57,352
Series 2019:
5% 7/1/27	440,000	536,681
5% 9/1/59	510,000	603,019
Massachusetts Edl. Fing. Auth. Rev. Series 2016 J, 5% 7/1/22 (b)	130,000	141,161
Massachusetts Health & Edl. Facilities Auth. Rev. (Winchester Hosp. Proj.) Series 2010 H, 5.25% 7/1/38 (Pre-Refunded to 7/1/20 @ 100)	510,000	520,486
Massachusetts Port Auth. Rev. Series 2019 A, 5% 7/1/40 (b)	500,000	611,840

TOTAL MASSACHUSETTS		6,017,764

Michigan - 1.4%
Detroit Downtown Dev. Auth. Tax Series A, 5% 7/1/37 (FSA Insured)	40,000	44,510
Grand Rapids Pub. Schools Series 2019, 5% 11/1/26 (FSA Insured)	180,000	221,630
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2018 A, 5% 7/1/48	200,000	239,868
Great Lakes Wtr. Auth. Wtr. Supply Sys. Rev. Series 2016 D, 5% 7/1/27	100,000	120,435
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018, 5% 11/1/43	50,000	60,153
(Henry Ford Health Sys. Proj.) Series 2016, 5% 11/15/25	570,000	683,538
Series 2016:
5% 11/15/26	160,000	196,115
5% 11/15/41	30,000	35,168
Series 2019 A, 5% 11/15/48	55,000	66,289
Michigan Hosp. Fin. Auth. Rev. (Trinity Health Proj.) Series 2008 C, 5% 12/1/32	10,000	12,244
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds (Consumer Energy Co. Proj.) Series 2019, 1.8%, tender 10/1/24 (a)(b)	175,000	175,802
Oakland Univ. Rev. Series 2019 A, 5% 3/1/30	380,000	483,561
Wayne County Arpt. Auth. Rev.:
Series 2017 A, 5% 12/1/29	45,000	55,699
Series 2017 B, 5% 12/1/42 (b)	150,000	176,358
Series 2018 D, 5% 12/1/29 (b)	85,000	105,824

TOTAL MICHIGAN		2,677,194

Minnesota - 0.9%
Duluth Econ. Dev. Auth. Health Care Facilities Rev. Series 2018 A:
5% 2/15/48	220,000	260,216
5% 2/15/58	270,000	316,202
Maple Grove Health Care Sys. Rev. ( North Memorial Med. Ctr., Proj.) Series 2015, 4% 9/1/21	25,000	25,904
Minnesota Higher Ed. Facilities Auth. Rev. Series 2018 A:
5% 10/1/30	500,000	604,250
5% 10/1/45	30,000	34,731
White Bear Lake Minn Rev. (YMCA of Greater Twin Cities Proj.) Series 2018, 5% 6/1/22	490,000	531,287

TOTAL MINNESOTA		1,772,590

Missouri - 1.3%
Missouri Health & Edl. Facilities Rev.:
Series 2017 A, 5% 10/1/42	475,000	558,733
Series 2018 A, 5% 11/15/43	1,000,000	1,181,760
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. Series 2019, 4% 5/1/50	25,000	27,549
Saint Louis Arpt. Rev. Series A, 5.25% 7/1/26 (FSA Insured)	570,000	707,837
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. Series 2018 A, 5.125% 9/1/48	25,000	28,113

TOTAL MISSOURI		2,503,992

Montana - 0.1%
Montana Board Hsg. Single Family:
Series 2017 A, 4% 12/1/47 (b)	40,000	42,174
Series 2019 B, 4% 6/1/50	15,000	16,739
Montana Facility Fin. Auth. Rev. (Benefis Health Sys. Proj.) Series 2016, 5% 2/15/32	30,000	35,351

TOTAL MONTANA		94,264

Nebraska - 0.4%
Central Plains Energy Proj. Gas Supply Bonds Series 2019, 4%, tender 8/1/25 (a)	575,000	643,414
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev.:
Series 2019 B, 4% 9/1/49 (b)	70,000	76,085
Series 2019 E, 3.75% 9/1/49 (b)	95,000	101,639

TOTAL NEBRASKA		821,138

Nevada - 0.6%
Clark County School District Series 2017 A, 5% 6/15/25	400,000	475,044
Nevada Hsg. Division Single Family Mtg. Rev.:
Series 2019 A, 4% 4/1/49	490,000	538,608
Series 2019 B, 4% 10/1/49	40,000	44,073

TOTAL NEVADA		1,057,725

New Hampshire - 0.6%
New Hampshire Health & Ed. Facilities Auth. (Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A:
5% 8/1/23	200,000	224,978
5% 8/1/26	105,000	127,026
5% 8/1/37	100,000	120,069
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Covenant Health Sys., Inc. Proj.) Series 2012, 5% 7/1/42	560,000	584,914
(Southern NH Med. Ctr. Proj.) Series 2016, 3% 10/1/21	50,000	51,269
Series 2016, 5% 10/1/22	85,000	93,060

TOTAL NEW HAMPSHIRE		1,201,316

New Jersey - 4.9%
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (d)	100,000	100,222
(New Jersey Gen. Oblig. Proj.) Series 2017 B, 5% 11/1/23	25,000	28,109
Series 2013 NN, 5% 3/1/29	1,000,000	1,093,930
Series 2013:
5% 3/1/23	25,000	27,596
5% 3/1/24	70,000	76,980
Series 2014 PP, 5% 6/15/26	280,000	315,521
Series 2015 XX, 5% 6/15/23	200,000	222,560
Series 2017 DDD, 5% 6/15/30	1,000,000	1,163,320
Series 2018 EEE, 5% 6/15/28	410,000	492,045
Series LLL, 4% 6/15/44	315,000	329,109
Series MMM, 4% 6/15/35	90,000	96,772
New Jersey Health Care Facilities Fing. Auth. Rev. Series 2016:
4% 7/1/48	100,000	106,270
5% 7/1/41	65,000	73,677
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2011-1, 5.5% 12/1/21 (b)	80,000	86,176
Series 2017 1A, 5% 12/1/26 (b)	280,000	337,215
Series 2018 B:
5% 12/1/25 (b)	500,000	592,150
5% 12/1/26 (b)	315,000	379,367
5% 12/1/27 (b)	850,000	1,038,165
Series 2019 A, 5% 12/1/20	1,200,000	1,241,407
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA, 5.25% 6/15/43	505,000	591,461
Series 2010 A, 0% 12/15/27	250,000	204,750
Series 2014 AA, 5% 6/15/25	100,000	113,207
Series 2016 A, 5% 6/15/27	160,000	188,866
Series 2018 A, 5% 12/15/32	100,000	117,835
Series AA, 5% 6/15/29	55,000	59,154
Rutgers State Univ. Rev. Series Q:
5% 5/1/21 (c)	55,000	57,589
5% 5/1/22 (c)	40,000	43,364
5% 5/1/23 (c)	30,000	33,589

TOTAL NEW JERSEY		9,210,406

New Mexico - 0.2%
New Mexico Mtg. Fin. Auth.:
Series 2019 C, 4% 1/1/50	225,000	246,850
Series 2019 D, 3.75% 1/1/50	60,000	65,408
Santa Fe Retirement Fac.:
Series 2019 A:
2.25% 5/15/24	5,000	5,005
5% 5/15/34	10,000	11,311
5% 5/15/39	5,000	5,582
5% 5/15/44	5,000	5,527
5% 5/15/49	15,000	16,489
Series 2019 B1, 2.625% 5/15/25	10,000	10,010

TOTAL NEW MEXICO		366,182

New York - 1.9%
Buffalo and Erie County Indl. Land Rev. (Catholic Health Sys., Inc. Proj.) Series 2015, 5% 7/1/25	400,000	473,716
Monroe County Indl. Dev. Corp.:
(St. Anns Cmnty. Proj.) Series 2019, 5% 1/1/40	45,000	49,357
(Univ. of Rochester Proj.) Series 2015 B, 4% 7/1/35	5,000	5,511
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	100,000	110,671
New York City Gen. Oblig. Series 2018 A, 5% 8/1/24	100,000	117,101
New York City Transitional Fin. Auth. Rev. Series 2016 E, 5% 2/1/37	1,000,000	1,184,770
New York Dorm. Auth. Personal Income Tax Rev. (New York State Pit Proj.) Series 2012 D, 5% 2/15/22 (Escrowed to Maturity)	10,000	10,836
New York Dorm. Auth. Revs. Bonds:
Series 2019 B1, 5%, tender 5/1/22 (a)	95,000	101,112
Series 2019 B2, 5%, tender 5/1/48	100,000	112,929
New York Metropolitan Trans. Auth. Rev. Series 2016 A, 5% 11/15/31	100,000	118,963
New York State Mtg. Agcy. Homeowner Mtg. Series 221, 3.5% 10/1/32 (b)	30,000	32,306
Oneida County Local Dev. Corp. Rev. (Mohawk Valley Health Sys. Proj.) Series 2019 A, 5% 12/1/29 (FSA Insured)	600,000	673,002
Onondaga Civic Dev. Corp. (Le Moyne College Proj.) Series 2015, 5% 7/1/27	295,000	343,053
Onondaga County Ind. Dev. Agcy. Swr. Facilities Rev. (Bristol-Meyers Squibb Co. Proj.) 5.75% 3/1/24 (b)	220,000	256,571

TOTAL NEW YORK		3,589,898

North Carolina - 0.9%
Charlotte Ctfs. of Prtn. (Convention Facility Projs.) Series 2019 A, 5% 6/1/40	160,000	199,837
New Hanover County Hosp. Rev. Series 2017:
5% 10/1/27	10,000	11,957
5% 10/1/47	70,000	79,533
North Carolina Med. Care Commission Health Care Facilities Rev. Bonds:
Series 2019 B, 2.2%, tender 12/1/22 (a)	175,000	177,508
Series 2019 C, 2.55%, tender 6/1/26 (a)	300,000	311,850
North Carolina Tpk. Auth. Triangle Expressway Sys. Series 2019, 4% 1/1/55	900,000	972,207

TOTAL NORTH CAROLINA		1,752,892

Ohio - 5.3%
Akron Bath Copley Hosp. District Rev. Series 2016, 5.25% 11/15/46	495,000	576,720
Allen County Hosp. Facilities Rev.:
(Mercy Health) Series 2017 A:
5% 8/1/25	10,000	11,861
5% 8/1/26	290,000	351,236
5% 8/1/27	10,000	12,335
5% 8/1/28	10,000	12,488
5% 8/1/29	10,000	12,419
5% 8/1/30	10,000	12,340
Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	10,000	10,847
American Muni. Pwr., Inc. (Solar Electricity Prepayment Proj.) Series 2019 A, 5% 2/15/44	175,000	208,777
American Muni. Pwr., Inc. Rev.:
Bonds (Combined Hydroelectric Proj.) Series 2018, 2.25%, tender 8/15/21 (a)	500,000	503,910
Series 2017 A, 5% 2/15/21	30,000	31,250
Cleveland Arpt. Sys. Rev. 5% 1/1/25 (FSA Insured)	145,000	171,216
Cleveland State Univ. Gen. Receipts Series 2012, 5% 6/1/37	510,000	541,589
Columbus Gen. Oblig. Series 2016 2, 5% 7/1/25	485,000	582,892
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 4.25% 6/15/24	110,000	115,133
Franklin County Convention Facilities Authorities (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/46	200,000	243,276
5% 12/1/51	200,000	241,672
Hamilton County HealthCare Facilities Rev. (The Christ Hosp. Proj.) Series 2012, 5.25% 6/1/24	2,900,000	3,165,089
Lancaster Port Auth. Gas Rev.:
Bonds Series 2019, 5%, tender 2/1/25 (a)	255,000	295,211
Series 2019, 5% 2/1/25	160,000	187,086
Lucas County Hosp. Rev. Series 2011, 5% 11/15/23 (Pre-Refunded to 11/15/21 @ 100)	20,000	21,418
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013:
4% 2/15/23	315,000	333,396
5% 2/15/44	100,000	107,239
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	20,000	22,411
Scioto County Hosp. Facilities Rev. Series 2019, 5% 2/15/29	100,000	113,428
Steubenville Hosp. Rev. (Trinity Health Proj.) Series 2010, 4.125% 10/1/21 (Pre-Refunded to 2/1/20 @ 100)	15,000	15,034
Univ. of Akron Gen. Receipts Series 2019 A, 4% 1/1/27	220,000	254,434
Univ. of Toledo Gen. Receipts Series 2018 A:
5% 6/1/20	645,000	654,932
5% 6/1/21	865,000	910,222
5% 6/1/22	330,000	359,037
Wood County Hosp. Facilities Rev. (Wood County Hosp. Assoc. Proj.) Series 2012, 5% 12/1/32	15,000	15,844

TOTAL OHIO		10,094,742

Oklahoma - 0.4%
Oklahoma City Arpt. Trust Series 33, 5% 7/1/47 (b)	200,000	236,150
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (OU Medicine Proj.) Series 2018 B, 5% 8/15/23	200,000	222,464
Oklahoma Dev. Fin. Auth. Rev. (Oklahoma City Univ. Proj.) Series 2019:
3% 8/1/20	60,000	60,446
4% 8/1/21	50,000	51,743
4% 8/1/22	60,000	63,292
5% 8/1/23	45,000	49,855

TOTAL OKLAHOMA		683,950

Oregon - 1.3%
Oregon Bus. Dev. Commn Recovery Zone Facility Bonds (Intel Corp. Proj.) Series 232, 2.4%, tender 8/14/23 (a)	830,000	859,175
Oregon State Hsg. & Cmnty. Svcs. Dept. Series 2019 A, 4% 7/1/50	1,500,000	1,655,730

TOTAL OREGON		2,514,905

Pennsylvania - 7.0%
Allegheny County Hosp. Dev. Auth. Rev. Series 2019 A, 5% 7/15/22	185,000	202,529
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.):
Series 2016 A, 5% 11/15/46	2,250,000	2,543,558
Series 2018 A:
5% 11/15/22	100,000	110,104
5% 11/15/25	100,000	118,558
Commonwealth Fing. Auth. Rev. Series 2020 A, 5% 6/1/28 (c)	305,000	377,105
Doylestown Hosp. Auth. Hosp. Rev. Series 2016 A, 5% 7/1/46	20,000	22,358
Dubois Hosp. Auth. Hosp. Rev. (Penn Highlands Healthcare Proj.) Series 2018:
4% 7/15/37	40,000	43,328
5% 7/15/36	500,000	595,800
Lehigh County Gen. Purp. Auth. Rev. (Muhlenberg College Proj.) Series 2017, 5% 2/1/39	60,000	70,577
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	95,000	95,637
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2016 A, 5% 10/1/40	130,000	144,041
Series 2019, 4% 9/1/44	185,000	202,557
Northampton County Gen. Purp. Auth. Hosp. Rev.:
(St. Luke's Univ. Health Network Proj.) Series 2018 A, 4% 8/15/48	195,000	207,654
Series 2016 A, 5% 8/15/46	50,000	57,836
Pennsylvania Ctfs. Prtn. Series 2018 A:
5% 7/1/23	250,000	280,083
5% 7/1/24	300,000	345,729
5% 7/1/25	300,000	353,901
5% 7/1/26	455,000	549,176
5% 7/1/27	500,000	613,790
5% 7/1/34	450,000	547,623
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.):
Series 2016, 5% 5/1/35	500,000	580,355
Series 2017, 5% 5/1/35	10,000	11,940
Series 2018 A, 5% 2/15/48	100,000	120,975
Philadelphia Gas Works Rev. Series 2015 13, 5% 8/1/21	100,000	105,807
Philadelphia Gen. Oblig.:
Series 2014 A, 5.25% 7/15/27	275,000	314,870
Series 2019 A, 5% 8/1/26	220,000	267,681
Series 2019 B, 5% 2/1/37	1,085,000	1,340,886
Philadelphia School District:
Series 2018 A, 5% 9/1/25	50,000	59,154
Series 2018 B, 5% 9/1/43	50,000	59,143
Series 2019 A:
4% 9/1/35	170,000	190,783
5% 9/1/23	90,000	101,383
5% 9/1/34	80,000	99,678
Series 2019 B:
5% 9/1/25	140,000	165,631
5% 9/1/26	415,000	500,307
Series 2019 C, 5% 9/1/33	315,000	388,559
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Series 2019 A, 5% 9/1/44 (FSA Insured)	70,000	85,217
Southcentral Pennsylvania Gen. Auth. Rev.:
(Hanover Hosp., Inc. PA Proj.) Series 2015, 5% 12/1/28	45,000	53,028
Series 2019 A:
4% 6/1/44	50,000	55,576
4% 6/1/49	115,000	126,999
5% 6/1/25	200,000	237,636
5% 6/1/44	85,000	103,253
5% 6/1/49	135,000	162,957
Union County Hosp. Auth. Rev. Series 2018 B:
5% 8/1/43	185,000	212,476
5% 8/1/48	310,000	354,101

TOTAL PENNSYLVANIA		13,180,339

Rhode Island - 0.5%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev. Series 2016:
5% 5/15/21	25,000	26,186
5% 5/15/39	50,000	57,131
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	50,000	54,960
Rhode Island Student Ln. Auth. Student Ln. Rev. Series A, 5% 12/1/23 (b)	625,000	704,300

TOTAL RHODE ISLAND		842,577

South Carolina - 2.4%
Charleston County Arpt. District Series 2019, 5% 7/1/48	395,000	482,382
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. Series 2019 A, 4% 1/1/50	70,000	77,552
South Carolina Jobs-Econ. Dev. Auth. Series 2019 C, 5% 7/1/33	170,000	209,010
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. (Bon Secours Health Sys. Proj.) Series 2013, 5% 11/1/28 (Pre-Refunded to 11/1/22 @ 100)	180,000	199,224
South Carolina Pub. Svc. Auth. Rev.:
Series 2010 B, 5% 1/1/21 (Pre-Refunded to 7/1/20 @ 100)	5,000	5,097
Series 2013 B, 5% 12/1/38	200,000	222,366
Series 2014 A:
5% 12/1/49	440,000	487,586
5.5% 12/1/54	140,000	158,052
Series 2014 C, 5% 12/1/46	20,000	22,426
Series 2015 A, 5% 12/1/50	75,000	84,509
Series 2015 E, 5.25% 12/1/55	25,000	28,709
Series 2016 A:
5% 12/1/26	140,000	168,913
5% 12/1/29	500,000	596,250
5% 12/1/33	15,000	17,657
5% 12/1/38	75,000	87,287
Series 2016 B:
5% 12/1/31	105,000	125,819
5% 12/1/35	120,000	142,164
5% 12/1/41	175,000	204,458
Series A, 5% 12/1/23	145,000	164,874
Series B, 5% 12/1/24	480,000	560,438
Spartanburg County Reg'l. Health Series 2017 A:
4% 4/15/43	30,000	32,015
4% 4/15/48	20,000	21,201
5% 4/15/48	415,000	477,765

TOTAL SOUTH CAROLINA		4,575,754

Tennessee - 1.9%
Chattanooga Health Ed. & Hsg. Facility Board Rev. Series 2019 A1, 5% 8/1/25	135,000	158,778
Greeneville Health & Edl. Facilities Board Series 2018 A:
5% 7/1/20	700,000	712,688
5% 7/1/23	15,000	16,734
5% 7/1/24	20,000	22,414
5% 7/1/25	20,000	22,392
Lewisburg Indl. Dev. Board Bonds (Waste Mgmt. Tennessee Proj.) Series 2012, 1.45%, tender 2/3/20 (a)(b)	100,000	99,999
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2018:
5% 7/1/26 (b)	450,000	540,990
5% 7/1/38 (b)	1,000,000	1,195,550
Metropolitan Nashville Arpt. Auth. Rev.:
Series 2015 B, 4% 7/1/25 (b)	55,000	62,090
Series 2019 B, 5% 7/1/54 (b)	100,000	119,814
Tennessee Energy Acquisition Corp. Bonds:
(Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (a)	460,000	492,379
Series 2018, 4%, tender 11/1/25 (a)	180,000	200,074

TOTAL TENNESSEE		3,643,902

Texas - 6.6%
Arlington Spl. Tax Rev. Series 2018 C, 5% 2/15/45	50,000	51,698
Austin Cmnty. College District Rev. (Highland Campus Parking Garage Proj.) Series 2018 C:
5% 8/1/25	200,000	239,228
5% 8/1/26	200,000	244,890
Austin-Bergstrom Landhost Ente Series 2017, 5% 10/1/22	115,000	125,742
Cypress-Fairbanks Independent School District Bonds Series 2017 A-2, 1.25%, tender 8/15/22 (a)	130,000	129,793
Dallas Fort Worth Int'l. Arpt. Rev. Series 2014 B, 5% 11/1/22 (b)	115,000	126,768
Dallas Independent School District Series 2016 A, 4% 2/15/29	500,000	560,040
Denton Independent School District Bonds Series 2014 B, 2%, tender 8/1/24 (a)	100,000	102,634
Fort Bend Independent School District Bonds Series 2019 A, 1.95%, tender 8/1/22 (a)	400,000	406,040
Grand Parkway Trans. Corp.:
Series 2013 B, 5.25% 10/1/51	30,000	33,731
Series 2018 A, 5% 10/1/43	450,000	544,226
Houston Arpt. Sys. Rev.:
Series 2012 A, 5% 7/1/23 (b)	85,000	92,450
Series 2018 A, 5% 7/1/41 (b)	1,000,000	1,191,770
Series 2018 C, 5% 7/1/30 (b)	120,000	147,895
Series 2018 D, 5% 7/1/39	260,000	316,976
Houston Gen. Oblig. Series 2017 A:
5% 3/1/25	500,000	591,390
5% 3/1/32	25,000	30,253
Houston Util. Sys. Rev. Series 2016 B, 5% 11/15/34	5,000	6,032
Love Field Arpt. Modernization Rev. Series 2017, 5% 11/1/31 (b)	25,000	29,713
Lower Colorado River Auth. Rev. (LCRA Transmission Svcs. Corp. Proj.):
Series 2011 B, 5% 5/15/22	300,000	315,399
Series 2019, 5% 5/15/38	215,000	257,295
Midlothian Independent School District Series 2013 C, 2%, tender 8/1/24 (a)	100,000	102,634
New Hope Cultural Ed. Facilities Finc (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/27	10,000	12,473
5% 8/15/47	10,000	11,759
North Central Texas Health Facilities Dev. Corp. (Childrens Med. Ctr. of Dallas Proj.) Series 2012, 5% 8/15/32 (Pre-Refunded to 8/15/22 @ 100)	100,000	110,031
Northside Independent School District Bonds Series 2019, 1.6%, tender 8/1/24 (a)	380,000	381,607
Prosper Independent School District Series 2019, 5% 2/15/44	100,000	123,039
San Antonio Elec. & Gas Sys. Rev. Series 2017, 5% 2/1/33	5,000	6,068
San Antonio Gen. Oblig. Series 2018, 5% 8/1/37	40,000	49,712
San Antonio Wtr. Sys. Rev. Series 2018 A, 5% 5/15/33	5,000	6,206
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. (Scott & White Healthcare Proj.) Series 2013 A, 5% 8/15/21	60,000	63,609
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 A, 5% 2/15/47	2,335,000	2,708,717
Series 2017 A, 5% 2/15/24	265,000	304,029
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Series 2019, 2.95% 7/1/36	129,445	133,370
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev. Series 2019 A, 4% 3/1/50	140,000	156,211
Texas Gen. Oblig.:
Bonds:
Series 2019 C2, 1.85%, tender 8/1/22 (a)	75,000	75,206
Series 2019 E2, 2.25%, tender 8/1/22 (a)	330,000	331,815
Series 2017 B, 5% 10/1/36	100,000	122,589
Texas Pub. Fin. Auth. Lease Rev. Series 2019, 5% 2/1/28	200,000	252,784
Texas Trans. Commission Series 2019 A, 0% 8/1/41	250,000	101,653
Univ. of Houston Univ. Revs. Series 2017 A, 5% 2/15/30	690,000	825,640
Univ. of North Texas Univ. Rev. Series 2018 A, 5% 4/15/44	450,000	540,374
Waco Gen. Oblig. Series 2015, 5% 2/1/25	500,000	573,900

TOTAL TEXAS		12,537,389

Utah - 0.2%
Salt Lake City Arpt. Rev.:
Series 2017 A, 5% 7/1/24 (b)	10,000	11,520
Series 2018 A:
5% 7/1/33 (b)	175,000	212,681
5.25% 7/1/48 (b)	130,000	155,966

TOTAL UTAH		380,167

Vermont - 0.4%
Vermont Student Assistant Corp. Ed. Ln. Rev. Series 2019 A, 5% 6/15/25 (b)	635,000	737,832
Virginia - 1.0%
Roanoke Econ. Dev. Auth. Edl. Facilities Series 2018 A:
5% 9/1/23	360,000	402,527
5% 9/1/24	315,000	360,839
5% 9/1/27	875,000	1,059,328
Winchester Econ. Dev. Auth. (Valley Health Proj.) Series 2015, 5% 1/1/22	50,000	53,775

TOTAL VIRGINIA		1,876,469

Washington - 0.5%
King County Swr. Rev. Series 2017, 5% 7/1/34	10,000	12,251
Port of Seattle Rev. Series 2015 C, 5% 4/1/24 (b)	50,000	57,312
Washington Gen. Oblig. Series 2013 A, 5% 7/1/23	5,000	5,478
Washington Health Care Facilities Auth. Rev. (Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	5,000	5,927
5% 7/1/30	5,000	6,153
5% 7/1/31	10,000	12,243
5% 7/1/42	100,000	117,514
Washington Higher Ed. Facilities Auth. Rev. (Whitworth Univ. Proj.) Series 2016 A, 5% 10/1/25	550,000	643,709
Washington Hsg. Fin. Commission Nonprofit Hsg. Rev. (Judson Park Proj.) Series 2018, 5% 7/1/38 (d)	100,000	108,514

TOTAL WASHINGTON		969,101

West Virginia - 0.0%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A, 5% 1/1/32	50,000	60,979
Wisconsin - 1.6%
Milwaukee County Arpt. Rev. Series 2019 B, 5% 12/1/23 (b)	420,000	478,771
Pub. Fin. Auth. Hosp. Rev. Series 2019 A, 5% 10/1/44	155,000	185,253
Pub. Fin. Auth. Rev. (Ultimate Med. Academy Proj.) Series 2019 A:
5% 10/1/34 (d)	75,000	84,499
5% 10/1/39 (d)	45,000	50,252
Pub. Fin. Auth. Solid Waste Bonds (Waste Mgmt., Inc. Proj.) Series 2017 A-2, 1.45%, tender 2/3/20 (a)(b)	100,000	99,999
Pub. Fin. Auth. Wis Edl. Facilities Series 2018 A:
5.25% 10/1/43	160,000	184,341
5.25% 10/1/48	160,000	183,443
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (d)	15,000	16,596
5% 10/1/48 (d)	15,000	16,554
5% 10/1/53 (d)	30,000	33,026
Wisconsin Health & Edl. Facilities:
Series 2019 A:
2.25% 11/1/26	45,000	45,329
5% 11/1/20	200,000	203,634
5% 11/1/22	230,000	243,142
5% 12/1/28	150,000	188,168
5% 12/1/29	150,000	190,793
5% 11/1/54	190,000	204,026
Series 2019 B1, 2.825% 11/1/28	50,000	50,413
Series 2019 B2, 2.55% 11/1/27	30,000	30,246
Series 2019:
5% 10/1/24	175,000	204,538
5% 10/1/30	195,000	246,790

TOTAL WISCONSIN		2,939,813

TOTAL MUNICIPAL BONDS
(Cost $168,652,603)		175,291,427

Municipal Notes - 2.6%
Pennsylvania - 1.5%
Philadelphia School District TRAN Series 2019 C, 4% 3/31/20	2,800,000	$2,819,943
Texas - 1.1%
Texas Gen. Oblig. TRAN Series 2019, 4% 8/27/20	2,000,000	2,037,335
TOTAL MUNICIPAL NOTES
(Cost $4,853,116)		4,857,278
	Shares	Value

Money Market Funds - 6.4%
Fidelity Municipal Cash Central Fund 1.65% (e)(f)
(Cost $12,192,001)	12,190,781	12,191,969
TOTAL INVESTMENT IN SECURITIES - 101.8%
(Cost $185,697,720)		192,340,674
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(3,426,771)
NET ASSETS - 100%		$188,913,903

Security Type Abbreviations

TRAN – TAX AND REVENUE ANTICIPATION NOTE

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,196,198 or 0.6% of net assets.

 (e) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$161,743
Total	$161,743

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$180,148,705	$--	$180,148,705	$--
Money Market Funds	12,191,969	12,191,969	--	--
Total Investments in Securities:	$192,340,674	$12,191,969	$180,148,705	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Health Care	24.2%
General Obligations	21.2%
Transportation	17.3%
Education	13.7%
Electric Utilities	6.6%
Others* (Individually Less Than 5%)	17.0%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $173,505,719)	$180,148,705
Fidelity Central Funds (cost $12,192,001)	12,191,969
Total Investment in Securities (cost $185,697,720)		$192,340,674
Cash		201,043
Receivable for fund shares sold		1,054,323
Interest receivable		1,834,629
Distributions receivable from Fidelity Central Funds		10,016
Other receivables		454
Total assets		195,441,139
Liabilities
Payable for investments purchased on a delayed delivery basis	$5,998,515
Payable for fund shares redeemed	141,107
Distributions payable	387,614
Total liabilities		6,527,236
Net Assets		$188,913,903
Net Assets consist of:
Paid in capital		$182,269,851
Total accumulated earnings (loss)		6,644,052
Net Assets		$188,913,903
Net Asset Value, offering price and redemption price per share ($188,913,903 ÷ 18,258,123 shares)		$10.35

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Interest		$3,778,860
Income from Fidelity Central Funds		161,684
Total income		3,940,544
Expenses
Independent trustees' fees and expenses	$551
Commitment fees	343
Total expenses		894
Net investment income (loss)		3,939,650
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	768,492
Capital gain distributions from Fidelity Central Funds	59
Total net realized gain (loss)		768,551
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	6,147,787
Fidelity Central Funds	(14)
Total change in net unrealized appreciation (depreciation)		6,147,773
Net gain (loss)		6,916,324
Net increase (decrease) in net assets resulting from operations		$10,855,974

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,939,650	$2,096,924
Net realized gain (loss)	768,551	(282,724)
Change in net unrealized appreciation (depreciation)	6,147,773	454,804
Net increase (decrease) in net assets resulting from operations	10,855,974	2,269,004
Distributions to shareholders	(4,418,937)	(2,096,254)
Share transactions
Proceeds from sales of shares	120,673,069	146,892,882
Reinvestment of distributions	131	71,016
Cost of shares redeemed	(48,876,044)	(46,585,236)
Net increase (decrease) in net assets resulting from share transactions	71,797,156	100,378,662
Total increase (decrease) in net assets	78,234,193	100,551,412
Net Assets
Beginning of period	110,679,710	10,128,298
End of period	$188,913,903	$110,679,710
Other Information
Shares
Sold	11,808,779	14,973,498
Issued in reinvestment of distributions	13	7,225
Redeemed	(4,784,651)	(4,755,849)
Net increase (decrease)	7,024,141	10,224,874

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Municipal Income Fund

Years ended December 31,	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$9.85	$10.04	$10.00
Income from Investment Operations
Net investment income (loss)B	.275	.261	.040
Net realized and unrealized gain (loss)	.531	(.193)C	.041
Total from investment operations	.806	.068	.081
Distributions from net investment income	(.278)	(.258)	(.040)
Distributions from net realized gain	(.028)	–	(.001)
Total distributions	(.306)	(.258)	(.041)
Net asset value, end of period	$10.35	$9.85	$10.04
Total ReturnD	8.26%	.71%	.81%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	- %H
Expenses net of fee waivers, if anyG	-%	-%	- %H
Expenses net of all reductionsG	-%	-%	- %H
Net investment income (loss)	2.70%	2.69%	1.81%H
Supplemental Data
Net assets, end of period (000 omitted)	$188,914	$110,680	$10,128
Portfolio turnover rateI	18%	73%	35%J

 A For the period October 12, 2017 (commencement of operations) to December 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019

1. Organization.

Fidelity Flex Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, market discount and capital loss carryforwards.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,707,174
Gross unrealized depreciation	(62,706)
Net unrealized appreciation (depreciation)	$6,644,468
Tax Cost	$185,696,206

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$6,644,468

The tax character of distributions paid was as follows:

	December 31, 2019	December 31, 2018
Tax-exempt Income	$3,938,373	$2,096,254
Ordinary Income	171,630	–
Long-term Capital Gains	308,934	–
Total	$4,418,937	$ 2,096,254

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $95,262,316 and $25,104,622, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $343 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Flex Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2019 and for the period October 12, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the two years in the period ended December 31, 2019 and for the period October 12, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 277 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Actual	- %-C	$1,000.00	$1,023.70	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $293,263, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2019, 100% of the fund's income dividends was free from federal income tax, and 15.37% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Approval of Amended and Restated Advisory Contracts.  At its September 2019 meeting, the Board also unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, Fidelity Investments Money Management, Inc. (FIMM) expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FIMM upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also approved amendments that clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, with which the Board is familiar through its supervision of other Fidelity funds. The Board noted that there were portfolio management changes for the fund in September 2018 and December 2018.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the fund is available exclusively to certain Fidelity fee-based programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of the program fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except Independent Trustee fees and expenses, proxy and shareholder meeting expenses, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the fund's portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed and the fund's Amended and Restated Contracts should be approved.

XLI-ANN-0220
1.9884856.102

Fidelity Flex℠ Funds

Fidelity Flex℠ Conservative Income Municipal Bond Fund

Annual Report

December 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Life of fundA
Fidelity Flex℠ Conservative Income Municipal Bond Fund	2.39%	1.91%

 A From October 12, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex℠ Conservative Income Municipal Bond Fund on October 12, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond 1 Year (1-2 Y) Index performed over the same period.

Period Ending Values
$10,428	Fidelity Flex℠ Conservative Income Municipal Bond Fund
$10,383	Bloomberg Barclays Municipal Bond 1 Year (1-2 Y) Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a healthy gain in 2019, supported by strong supply/demand dynamics for much of the year. The Bloomberg Barclays Municipal Bond Index rose 7.54%. Gross municipal bond issuance remained below the long-term historical average, partly due to the elimination of tax-exempt advance refundings under the tax law passed in December 2017, historically a significant source of supply. The cap on the federal deduction for state and local taxes made tax-exempt debt attractive, particularly in high-tax states. The muni market rose strongly from early 2019 into mid-August amid growing evidence of a global economic slowdown and heightened international trade tension that led to a series of rate cuts by the U.S. Federal Reserve. Reversing a roughly three-year cycle of rate hikes, the Fed cut policy interest rates by 25 basis points in July, followed by rate cuts of 25 basis points each in September and October. The muni market returned -0.80% in September as the technical environment became less supportive. The market rose 0.74% for the fourth quarter as a whole, held back by increased supply of new bonds and the Fed’s shift to a neutral-rate stance.

Comments from Co-Portfolio Managers Doug McGinley, Robert Mandeville and Elizah McLaughlin:  For the fiscal year, the fund gained 2.39%, comfortably outpacing the 2.00% advance of the supplemental benchmark, the Fidelity Flex Conservative Income Muni Bond Index, a customized blend of the iMoneyNet Tax-Free National Retail Money Market Average™ and the Bloomberg Barclays 1 Year Municipal Bond Total Return Index. In managing the fund the past 12 months, we continued to try to capture a high level of current income consistent with the preservation of capital. Our ongoing emphasis on higher-yielding fixed- and variable-rate securities rated A and BBB added value versus the supplemental benchmark. These higher-yielding securities produced more income for the fund and performed better on a price basis. Overweighting certain corporate-backed municipal securities – including investor-owned utilities and industrial development/pollution control bonds – also contributed to the fund's relative result. Elsewhere, overweighting state-backed bonds from Connecticut, Illinois and New Jersey contributed meaningfully, as these securities were some of the muni market's best performers. The fund's longer duration (interest-rate positioning) was another plus for performance versus the supplemental benchmark. There were no material detractors from the fund's performance compared with the supplemental benchmark this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Maturity Diversification as of December 31, 2019

% of fund's investments
1 - 7	39.3
8 - 30	0.7
31 - 60	3.7
61 - 90	0.9
91 - 180	3.4
> 180	51.9

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and permissible maturity shortening features other than interest rates.

Top Five States as of December 31, 2019

% of fund's net assets
Illinois	12.6
New Jersey	8.4
Texas	8.2
Florida	7.5
Other	6.6

Top Five Sectors as of December 31, 2019

% of fund's net assets
Synthetics	14.4
Transportation	14.0
Electric Utilities	13.6
Industrial Development	12.2
General Obligations	11.6

Quality Diversification (% of fund's net assets)

As of December 31, 2019
AAA	2.7%
AA,A	42.4%
BBB	5.5%
BB and Below	1.1%
Not Rated	1.1%
Short-Term Investments and Net Other Assets	47.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Municipal Bonds - 52.8%
	Principal Amount	Value
Alabama - 1.3%
Black Belt Energy Gas District Bonds Series 2017 A, 4%, tender 7/1/22 (Liquidity Facility Royal Bank of Canada) (a)	225,000	238,624
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1.85%, tender 3/24/20 (a)	450,000	450,549

TOTAL ALABAMA		689,173

Arizona - 0.8%
Arizona State Lottery Rev. Series 2019, 5% 7/1/20	100,000	101,918
Coconino County Poll. Cont. Corp. Rev. Bonds (Nevada Pwr. Co. Projs.) Series 2017 A, 1.8%, tender 5/21/20 (a)(b)	150,000	150,153
Maricopa County Rev. Bonds Series 2019 B, SIFMA Municipal Swap Index + 0.380% 1.99%, tender 10/18/22 (a)(c)	200,000	200,332

TOTAL ARIZONA		452,403

California - 0.4%
California Infrastructure and Econ. Dev. Bank Rev. Bonds Series 2018 C, 1 month U.S. LIBOR + 0.380% 1.626%, tender 8/1/21 (a)(c)	245,000	244,782
Colorado - 0.2%
E-470 Pub. Hwy. Auth. Rev.:
Series 2015 A, 5% 9/1/20	$50,000	$51,230
Series B, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	45,000	44,631

TOTAL COLORADO		95,861

Connecticut - 2.4%
Connecticut Gen. Oblig.:
Series 2011, 5% 5/15/22	200,000	210,378
Series 2012 A, SIFMA Municipal Swap Index + 1.250% 2.86% 4/15/20 (a)(c)	100,000	100,270
Series 2014 F, 5% 11/15/20	375,000	387,575
Series 2015 C, SIFMA Municipal Swap Index + 0.900% 2.51% 6/15/21 (a)(c)	100,000	100,778
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2015 B, 5% 8/1/20	245,000	250,400
Series 2016 A, 5% 9/1/21	220,000	233,781

TOTAL CONNECTICUT		1,283,182

District Of Columbia - 1.1%
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2011 C:
5% 10/1/21 (b)	205,000	218,220
5% 10/1/22 (b)	20,000	21,282
Series 2017 A, 5% 10/1/22 (b)	215,000	236,365
Series 2019 A:
5% 10/1/21 (b)	10,000	10,645
5% 10/1/22 (b)	5,000	5,497
Series 2020 A, 5% 10/1/22 (b)(d)	85,000	91,614

TOTAL DISTRICT OF COLUMBIA		583,623

Florida - 3.5%
Broward County Arpt. Sys. Rev.:
Series 2012 P1, 5% 10/1/20 (b)	100,000	102,753
Series 2019 A, 5% 10/1/21 (b)	100,000	106,413
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A, 5% 10/1/22	180,000	196,407
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2011 B, 4% 10/1/22 (b)	150,000	156,719
Series 2019 A, 5% 10/1/22 (b)	105,000	115,434
Jacksonville Elec. Auth. Elec. Sys. Rev.:
Series 2012 A, 5% 10/1/20	200,000	205,264
Series 2013 A, 5% 10/1/20	200,000	205,264
Series 2013 D, 5% 10/1/21	200,000	212,218
Miami-Dade County Aviation Rev. Series A1, 5% 10/1/20	170,000	174,977
Miami-Dade County Health Facilities Auth. Hosp. Rev. (Nicklaus Children Hosp.) Series 2017, 5% 8/1/23	165,000	184,871
Miami-Dade County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt. of Florida Proj.) Series 2018, 2.85%, tender 8/2/21 (a)(b)	150,000	153,126
Miami-Dade County School Board Ctfs. of Prtn. Series 2015 A, 5% 5/1/21	100,000	105,112

TOTAL FLORIDA		1,918,558

Georgia - 5.5%
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.) Series 2013, 1.55%, tender 8/19/22 (a)	100,000	99,713
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Combined Cycle Proj.) Series 2012 A, 5% 11/1/20	75,000	77,270
(Gen. Resolution Proj.) Series 2008 A, 5.25% 1/1/21	225,000	233,616
(Gen. Resolution Projs.) Series 2009 B, 5% 1/1/20 (Escrowed to Maturity)	290,000	290,000
(Proj. One) Series 2008 A, 5.25% 1/1/20	75,000	75,000
Series 2009 B, 5% 1/1/20	320,000	320,000
Series 2011 A, 5% 1/1/21	220,000	227,883
Series 2016 A, 5% 1/1/20	160,000	160,000
Series 2019 A, 5% 1/1/23	450,000	496,206
Main Street Natural Gas, Inc. Bonds Series 2018 E, SIFMA Municipal Swap Index + 0.570% 2.18%, tender 12/1/23 (Liquidity Facility Royal Bank of Canada) (a)(c)	830,000	830,000
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds:
(Georgia Pwr. Co. Plant Scherer Proj.) Series 2009, 2.35%, tender 12/11/20 (a)	100,000	100,976
(Gulf Pwr. Co. Plant Scherer Proj.) Series 2002 1, 2%, tender 6/25/20 (a)	100,000	100,332

TOTAL GEORGIA		3,010,996

Illinois - 11.3%
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2012 A, 5% 1/1/21	115,000	119,319
Series 2013 D, 5% 1/1/22	215,000	231,142
Chicago Park District Gen. Oblig. Series 2013, 5% 1/1/20	615,000	615,000
Cook County Gen. Oblig.:
Series 2012 C, 5% 11/15/21	150,000	159,260
Series 2014 A:
5% 11/15/20	200,000	206,022
5% 11/15/21	100,000	106,173
Illinois Fin. Auth. Rev.:
Series 2009, 5% 8/15/20	200,000	204,678
Series 2011 IL, 4% 12/1/20	150,000	153,835
Series 2012 C, 5% 8/15/21	145,000	153,577
Series 2015 A:
5% 11/15/20	110,000	113,543
5% 11/15/23	150,000	169,793
Illinois Gen. Oblig.:
Series 2010, 5% 1/1/21 (FSA Insured)	165,000	165,462
Series 2012, 5% 8/1/22 (FSA Insured)	100,000	108,785
Series 2017 D, 5% 11/1/20	400,000	410,996
Series 2018 A, 5% 10/1/20	100,000	102,496
Series 2018 B, 5% 10/1/20	240,000	245,991
Series 2019 A, 5% 11/1/20	100,000	102,774
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A, 5% 2/1/21	170,000	176,708
Illinois Reg'l. Trans. Auth. Series 2016 A, 5% 6/1/21	200,000	210,514
Illinois Toll Hwy. Auth. Toll Hwy. Rev. Series 2014 A:
5% 12/1/20	100,000	103,478
5% 12/1/22	275,000	305,209
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2008, 0% 2/1/22 (FSA Insured)	175,000	169,085
Railsplitter Tobacco Settlement Auth. Rev.:
Series 2010:
5.25% 6/1/20	305,000	309,855
5.375% 6/1/21	375,000	395,854
Series 2017:
5% 6/1/22	235,000	254,975
5% 6/1/23	370,000	413,904
Univ. of Illinois Rev.:
Series 1991, 0% 4/1/21	230,000	225,343
Series 2016 A, 5% 4/1/22	210,000	227,071

TOTAL ILLINOIS		6,160,842

Indiana - 1.4%
Indiana Fin. Auth. Hosp. Rev. Bonds:
Series 2011 H, 1.65%, tender 7/1/22 (a)	145,000	145,905
Series 2011 L:
SIFMA Municipal Swap Index + 0.280% 1.89%, tender 7/2/21 (a)(c)	100,000	100,033
SIFMA Municipal Swap Index + 0.280% 1.89%, tender 7/2/21 (a)(c)	100,000	100,028
Series 2015 B, 1.65%, tender 7/2/22 (a)	50,000	50,312
Indiana Fin. Auth. Rev. (Butler Univ. Proj.) Series 2019, 3% 2/1/21	140,000	142,629
Indianapolis Local Pub. Impt. (Indianapolis Arpt. Auth. Proj.) Series 2015 I, 5% 1/1/23 (b)	205,000	226,431

TOTAL INDIANA		765,338

Kentucky - 2.3%
Kentucky State Property & Buildings Commission Rev.:
(Kentucky St Proj.) Series 2010, 5% 8/1/20	650,000	663,944
Series 2018, 5% 5/1/23	65,000	72,579
Kentucky, Inc. Pub. Energy Series 2018 B, 4% 7/1/21	100,000	103,876
Louisville & Jefferson County Series 2016 A, 5% 10/1/22	140,000	153,912
Trimble County Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.) Series 2001 B, 2.55%, tender 5/3/21 (a)	250,000	253,883

TOTAL KENTUCKY		1,248,194

Louisiana - 0.5%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015, 5% 6/1/20	165,000	167,575
St. John Baptist Parish Rev. Bonds (Marathon Oil Corp.) Series 2017, 2%, tender 4/1/23 (a)	100,000	100,634

TOTAL LOUISIANA		268,209

Massachusetts - 0.5%
Massachusetts Dev. Fin. Agcy. Rev. Bonds Series S3, SIFMA Municipal Swap Index + 0.500% 2.11%, tender 1/26/23 (a)(c)	200,000	200,344
Massachusetts Edl. Fing. Auth. Rev. Series 2010 A, 5.5% 1/1/22	100,000	100,104

TOTAL MASSACHUSETTS		300,448

Michigan - 2.6%
Grand Traverse County Hosp. Fin. Auth. Series 2011 A, 5% 7/1/20	115,000	117,084
Michigan Fin. Auth. Rev.:
(Henry Ford Health Sys. Proj.) Series 2016, 5% 11/15/20	295,000	304,190
Bonds:
Series 2016 MI2, SIFMA Municipal Swap Index + 0.480% 2.09%, tender 2/1/22 (a)(c)	200,000	200,232
Series 2019 B, 3.5%, tender 11/15/22 (a)	70,000	73,991
Series 2015 A:
5% 5/15/20	125,000	126,730
5% 8/1/22	125,000	136,981
Series 2015 MI, 5% 12/1/21	100,000	107,098
Michigan Hosp. Fin. Auth. Rev. Bonds (Ascension Health Cr. Group Proj.) Series F5, 1.9%, tender 4/1/21 (a)	180,000	181,350
Milan Area Schools Series 2019, 5% 5/1/21	170,000	178,342

TOTAL MICHIGAN		1,425,998

Minnesota - 0.8%
Rochester Health Care Facilities Rev. Bonds (Mayo Foundation Proj.) Series C, 4.5%, tender 11/15/21 (a)	200,000	212,298
Saint Cloud Health Care Rev. Series 2014 B, 5% 5/1/23	205,000	229,543

TOTAL MINNESOTA		441,841

Nebraska - 0.2%
Central Plains Energy Proj. Gas Supply Series 2019, 4% 8/1/21	100,000	104,185
Nevada - 1.6%
Clark County Arpt. Rev.:
(Sub Lien Proj.) Series 2017 A-1, 5% 7/1/20 (b)	200,000	203,685
Series 2013 A, 5% 7/1/21 (b)	125,000	132,053
Series 2017 C, 5% 7/1/21 (b)	200,000	211,284
Clark County School District Series 2016 F, 5% 6/15/21	200,000	211,010
Washoe County Gas Facilities Rev. Bonds Series 2016 F, 2.05%, tender 4/15/22 (a)(b)	100,000	100,978

TOTAL NEVADA		859,010

New Jersey - 7.3%
New Jersey Econ. Dev. Auth. Rev. Series 2015 XX, 4% 6/15/22	200,000	211,924
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2011 1, 5% 12/1/20 (b)	135,000	139,458
Series 2013, 4% 12/1/20 (b)	40,000	40,960
Series 2015 1A:
5% 12/1/21 (b)	600,000	640,686
5% 12/1/22 (b)	100,000	110,107
Series 2015 A, 5% 12/1/20 (b)	100,000	103,302
Series 2018 B, 5% 12/1/20 (b)	100,000	103,302
Series 2019 A, 5% 12/1/22	15,000	16,602
New Jersey Hsg. & Mtg. Fin. Agcy. Rev. Series 2019 D, 4% 10/1/22 (b)	100,000	105,831
New Jersey Inst of Technology Series 2015 A, 5% 7/1/23	190,000	212,931
New Jersey Tobacco Settlement Fing. Corp. Series 2018 A:
5% 6/1/21	100,000	104,791
5% 6/1/23	250,000	277,413
New Jersey Trans. Trust Fund Auth.:
Series 2014 AA, 5% 6/15/20	200,000	203,226
Series 2016 A:
5% 6/15/20	180,000	182,952
5% 6/15/21	100,000	105,252
5% 6/15/22	100,000	108,484
Series 2018 A:
5% 6/15/21	215,000	226,292
5% 6/15/22	210,000	227,816
New Jersey Transit Corp. Ctfs. of Prtn. Series 2014 A:
5% 9/15/20	250,000	256,402
5% 9/15/21	570,000	605,237

TOTAL NEW JERSEY		3,982,968

Ohio - 0.5%
Allen County Hosp. Facilities Rev. Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	155,000	168,122
Franklin County Hosp. Facilities Rev. Bonds (Ohio Health Corp.) Series 2018 B, SIFMA Municipal Swap Index + 0.430% 2.04%, tender 11/15/21 (a)(c)	100,000	100,184

TOTAL OHIO		268,306

Oregon - 0.2%
Oregon Bus. Dev. Commission Bonds Series 250, 5%, tender 3/1/22 (a)(b)	100,000	107,587
Pennsylvania - 2.2%
Allegheny County Arpt. Auth. Rev. Series 2001, 5% 1/1/21 (Escrowed to Maturity) (b)	100,000	103,695
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A, 5% 6/1/20	100,000	101,486
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	30,000	30,201
Pennsylvania Gen. Oblig. Series 2011, 5% 11/15/20	60,000	62,023
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Thomas Jefferson Univ. Proj.) Series 2012, 5% 3/1/20	50,000	50,298
First Series 2012, 5% 4/1/21	125,000	130,975
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2018 A1:
SIFMA Municipal Swap Index + 0.350% 1.96% 12/1/20 (a)(c)	100,000	100,090
SIFMA Municipal Swap Index + 0.430% 2.04% 12/1/21 (a)(c)	200,000	200,456
Series 2018 B, SIFMA Municipal Swap Index + 0.500% 2.11% 12/1/21 (a)(c)	130,000	130,274
Univ. of Pittsburgh Commonwealth Sys. of Higher Ed. Series 2018, SIFMA Municipal Swap Index + 0.240% 1.85% 9/15/21 (a)(c)	300,000	300,516

TOTAL PENNSYLVANIA		1,210,014

Rhode Island - 0.4%
Rhode Island Health and Edl. Bldg. Corp. Higher Ed. Facility Rev. Series 2015, 5% 11/1/21	200,000	213,620
South Carolina - 0.2%
South Carolina Pub. Svc. Auth. Rev. Series 2012 B, 5% 12/1/20	100,000	103,330
Tennessee - 0.2%
Jackson Hosp. Rev. Series 2018 A, 5% 4/1/20	100,000	100,868
Texas - 1.2%
Bridgeport Independent School District Series 2010, 4% 8/15/20	340,000	340,777
Dallas Fort Worth Int'l. Arpt. Rev. Series 2014 D, 5% 11/1/21 (b)	100,000	106,848
Harris County Cultural Ed. Facilities Fin. Corp. Rev. Bonds Series 2019 C, SIFMA Municipal Swap Index + 0.420% 2.03%, tender 12/1/22 (a)(c)	215,000	214,998

TOTAL TEXAS		662,623

Virginia - 1.0%
Gloucester County Indl. Dev. Auth. Bonds Series 2003 A, 2.4%, tender 5/2/22 (a)(b)	120,000	122,233
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds Series 2008 B, 2.15%, tender 9/1/20 (a)	250,000	251,376
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds:
(Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.875%, tender 6/1/20 (a)	25,000	25,058
Series 2009 A, 2.15%, tender 9/1/20 (a)	50,000	50,275
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.9%, tender 6/1/23 (a)	100,000	101,287

TOTAL VIRGINIA		550,229

Washington - 0.7%
Port of Seattle Rev. Series C, 5% 2/1/21 (b)	105,000	109,236
Tobacco Settlement Auth. Rev.:
Series 2013, 5% 6/1/22	100,000	108,034
Series 2018, 5% 6/1/23	155,000	172,261

TOTAL WASHINGTON		389,531

West Virginia - 0.8%
Harrison County Commission Solid Waste Disp. Rev. Bonds (Monongahela Pwr. Co. Proj.) Series 2018 A, 3%, tender 10/15/21 (a)(b)	300,000	306,453
Mason Co. Poll. Cont. Rev. (Appalachian Pwr. Co. Proj.) Series 2003 L, 2.75% 10/1/22	100,000	103,479

TOTAL WEST VIRGINIA		409,932

Wisconsin - 1.7%
Wisconsin Health & Edl. Facilities:
Bonds:
Series 2018 B:
5%, tender 1/26/22 (a)	100,000	107,723
5%, tender 1/25/23 (a)	110,000	122,197
Series 2018 C, SIFMA Municipal Swap Index + 0.450% 2.06%, tender 7/27/22 (a)(c)	155,000	155,570
Series 2017 A, 5% 4/1/20	150,000	151,361
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2012 B, 5% 8/15/21	370,000	391,886

TOTAL WISCONSIN		928,737

TOTAL MUNICIPAL BONDS
(Cost $28,608,071)		28,780,388

Municipal Notes - 39.3%
Alabama - 3.8%
Birmingham Indl. Dev. Board Solid Waste Rev. (American Cast Iron Pipe Co. Proj.) Series 2000, 1.85% 1/7/20, LOC Bank of America NA, VRDN (a)(b)	180,000	$180,000
Eutaw Indl. Dev. Board Poll. Cont. Rev. (Alabama Pwr. Co. Proj.) 1.69% 1/2/20, VRDN (a)	200,000	200,000
Mobile Indl. Dev. Board Rev.:
(Alabama Pwr. Co. Proj.) Series 2001 B, 1.74% 1/2/20, VRDN (a)(b)	380,000	380,000
(Alabama Pwr. Theodore Plant Proj.) Series A, 1.74% 1/2/20, VRDN (a)(b)	900,000	900,000
Walker County Econ. & Indl. Dev. Auth. Solid Waste Disp. Rev. (Alabama Pwr. Co. Plant Gorgas Proj.) Series 2007, 1.74% 1/2/20, VRDN (a)(b)	400,000	400,000

TOTAL ALABAMA		2,060,000

Arkansas - 0.2%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.) Series 2002, 1.61% 1/7/20, VRDN (a)(b)	100,000	100,000
California - 0.5%
California Health Facilities Fing. Auth. Rev. Participating VRDN Series Floaters XG 00 48, 1.71% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	100,000	100,000
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Participating VRDN Series XF 28 50, 1.8% 1/7/20 (Liquidity Facility Cr. Suisse AG) (a)(b)(e)(f)(g)	100,000	100,000
San Jose Multi-family Hsg. Rev. Participating VRDN Series XF 10 85, 1.91% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)(g)	100,000	100,000

TOTAL CALIFORNIA		300,000

Colorado - 2.3%
Colorado Hsg. & Fin. Auth. Econ. Dev. (Pacific Instruments Proj.) Series 2000, 1.85% 1/2/20, LOC Wells Fargo Bank NA, VRDN (a)(b)	85,000	85,000
Denver City & County Arpt. Rev. Participating VRDN:
Series DBE 8027, 1.86% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(e)(f)	100,000	100,000
Series Floaters XL 00 90, 1.86% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(e)(f)	1,100,000	1,100,000

TOTAL COLORADO		1,285,000

Florida - 4.0%
Aqua One Cmnty. Dev. District Fla Participating VRDN Series Floaters XF 10 76, 1.86% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	200,000	200,000
Avenir Cmnty. Dev. District Participating VRDN Series Floaters XF 10 74, 1.86% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	120,000	120,000
Broward County Arpt. Sys. Rev. Participating VRDN Series Floaters XL 00 88, 1.85% 1/7/20 (Liquidity Facility Citibank NA) (a)(b)(e)(f)	200,000	200,000
Broward County Port Facilities Rev. Participating VRDN Series XM 07 80, 1.89% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(e)(f)	100,000	100,000
Palm Beach County Health Facilities Auth. Rev. Participating VRDN Series Floaters 017, 1.86% 2/11/20 (Liquidity Facility Barclays Bank PLC) (a)(e)(f)	1,295,000	1,295,000
Pinellas County Health Facilities Auth. Rev. (Suncoast Hospice Proj.) Series 2004, 1.75% 1/7/20, LOC Wells Fargo Bank NA, VRDN (a)	280,000	280,000

TOTAL FLORIDA		2,195,000

Georgia - 1.1%
Gordon County Dev. Auth. Series 2006, 1.77% 1/7/20, LOC Branch Banking & Trust Co., VRDN (a)(b)	460,000	460,000
Monroe County Dev. Auth. Rev. (Florida Pwr. & Lt. Co. Proj.) Series 2019, 1.71% 1/2/20, VRDN (a)(b)	130,000	130,000

TOTAL GEORGIA		590,000

Illinois - 1.3%
Illinois Gen. Oblig. Participating VRDN:
Series Floaters XM 01 86, 1.86% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	400,000	400,000
Series Floaters XM 07 11, 1.91% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	300,000	300,000

TOTAL ILLINOIS		700,000

Indiana - 0.2%
Indiana Dev. Fin. Auth. Envir. Rev. (PSI Energy Proj.) Series 2003 B, 1.78% 1/7/20, VRDN (a)(b)	100,000	100,000
Kentucky - 0.2%
Glasgow Indl. Bldg. Rev. (Felker Brothers Corp. Proj.) 1.95% 1/2/20, LOC JPMorgan Chase Bank, VRDN (a)(b)	140,000	140,000
Louisiana - 2.4%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 1.77% 1/7/20, VRDN (a)	400,000	400,000
Series 2010 B1, 1.64% 1/7/20, VRDN (a)	890,000	890,000

TOTAL LOUISIANA		1,290,000

Massachusetts - 0.7%
Massachusetts Edl. Fing. Auth. Rev. Participating VRDN Series Floaters XF 23 06, 1.86% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(e)(f)	165,000	165,000
Nahant BAN Series 2019 B, 2.5% 7/9/20	100,000	100,619
Truro Massachusetts BAN Series 2019, 2.5% 6/19/20	100,000	100,557

TOTAL MASSACHUSETTS		366,176

Michigan - 0.2%
Waterford School District RAN Series 2019, 2% 9/23/20	100,000	100,423
Minnesota - 0.4%
Shakopee Minn Sr Hsg. Rev. Participating VRDN Series Floaters 001, 1.86% 2/11/20 (Liquidity Facility Barclays Bank PLC) (a)(e)(f)(h)	200,000	200,000
Mississippi - 1.0%
Mississippi Bus. Fin. Corp. Solid Waste Disp. Rev. (Gulf Pwr. Co. Proj.) Series 2012, 1.71% 1/2/20, VRDN (a)(b)	550,000	550,000
Missouri - 0.2%
Kansas City Indl. Dev. Auth. Participating VRDN Series XM 07 45, 1.83% 1/7/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(e)(f)	100,000	100,000
Nebraska - 0.4%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 1.82% 1/7/20, VRDN (a)(b)	200,000	200,000
Nevada - 1.8%
Clark County Arpt. Rev. Participating VRDN Series ROC II R 11823, 1.8% 1/1/20 (Liquidity Facility Citibank NA) (a)(e)(f)	1,000,000	1,000,000
New Jersey - 1.1%
East Brunswick Township Gen. Oblig. BAN Series 2019, 3.5% 1/10/20	100,000	100,053
Flemington BAN 3.5% 1/15/20	100,000	100,078
Millburn Township Gen. Oblig. BAN Series 2019, 2.75% 1/30/20	100,000	100,127
Millstone Township Gen. Oblig. BAN Series 2019, 2.25% 8/28/20	100,000	100,624
Passaic Gen. Oblig. BAN Series 2019, 2.25% 8/27/20	100,000	100,582
Wood-Ridge Gen. Oblig. BAN Series 2019, 2% 9/11/20	100,000	100,576

TOTAL NEW JERSEY		602,040

New York - 5.6%
Build NYC FC Hanson Office Assn. Participating VRDN Series BAML 50 20, 1.84% 1/7/20 (Liquidity Facility Bank of America NA) (a)(b)(e)(f)	425,000	425,000
Geneva Hsg. Auth. Rev. Series 2000, 2.05% 1/7/20, VRDN (a)(b)	90,000	90,000
Nassau County IDA Bryant Landing Participating VRDN Series BAML 50 18, 1.84% 1/7/20 (Liquidity Facility Bank of America NA) (a)(b)(e)(f)	300,000	300,000
New York Metropolitan Trans. Auth. Rev. BAN:
Series 2018 B:
5% 5/15/21	200,000	209,876
5% 5/15/21	615,000	645,369
Series 2018 C, 5% 9/1/20	175,000	179,340
Series 2019 D1, 5% 9/1/22	1,100,000	1,203,015

TOTAL NEW YORK		3,052,600

North Carolina - 0.7%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth. Series 2000 B, 1.61% 1/7/20, VRDN (a)(b)	400,000	400,000
Ohio - 1.3%
Englewood BAN Series 2019, 3% 1/22/20	100,000	100,085
Forest Park Gen. Oblig. BAN Series 2019, 2.5% 5/27/20	100,000	100,427
Lorain County Indl. Dev. Rev. Series 2000, 1.9% 1/7/20, LOC PNC Bank NA, VRDN (a)(b)	145,000	145,000
Ohio St Econ. Dev. Rev. Series 2003, 1.9% 1/7/20, LOC PNC Bank NA, VRDN (a)	385,000	385,000

TOTAL OHIO		730,512

Pennsylvania - 0.9%
Montgomery County Higher Ed. & Health Auth. Rev. Series 2018 D, 1.78% 1/6/23, VRDN (a)	100,000	100,000
Pennsylvania Econ. Dev. Participating VRDN Series XM 0048, 1.71% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	200,000	200,000
Philadelphia Auth. for Indl. Dev. Series 2017 B, 1.78% 1/6/23, VRDN (a)	200,000	200,000

TOTAL PENNSYLVANIA		500,000

Texas - 7.0%
Mission Econ. Dev. Corp. Idr (CMI Proj.) Series 2007, 1.8% 1/7/20, LOC Wells Fargo Bank NA, VRDN (a)(b)	320,000	320,000
North Texas Tollway Auth. Rev. Participating VRDN Series XM0085, 1.76% 1/7/20 (Liquidity Facility Barclays Bank PLC) (a)(e)(f)	100,000	100,000
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2004, 1.89% 1/7/20, VRDN (a)(b)	1,200,000	1,200,000
Series 2010 C, 1.7% 1/2/20, VRDN (a)	320,000	320,000
Series 2010 D:
1.7% 1/7/20, VRDN (a)	575,000	575,000
1.83% 1/7/20, VRDN (a)	700,000	700,000
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. Participating VRDN Series 021, 1.86% 2/11/20 (Liquidity Facility Barclays Bank PLC) (a)(e)(f)	400,000	400,000
Texas Private Activity Bond Surface Trans. Corp. Participating VRDN Series XM 07 56, 1.86% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(e)(f)	100,000	100,000
Texas Trans. Commission Participating VRDN Series XM 07 53, 1.86% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	100,000	100,000

TOTAL TEXAS		3,815,000

Utah - 0.2%
Salt Lake City Arpt. Rev. Participating VRDN Series 17 ZF 0540, 1.84% 1/7/20 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	100,000	100,000
Virginia - 1.6%
Henrico County Econ. Dev. Auth. Indl. Dev. Rev. Series 2001, 1.85% 1/7/20, LOC Wells Fargo Bank NA, VRDN (a)(b)	355,000	355,000
Longwood Hsg. Foundation LLC Participating VRDN Series DBE 80 39, 1.96% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	200,000	200,000
Suffolk Hsg. Auth. Mfam Apts Participating VRDN Series XF 10 86, 1.96% 1/7/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	300,000	300,000

TOTAL VIRGINIA		855,000

Washington - 0.2%
Washington Econ. Dev. Fin. Auth. Rev. Participating VRDN Series Floaters 005, 1.96% 2/11/20 (Liquidity Facility Barclays Bank PLC) (a)(b)(e)(f)(h)	100,000	100,000
TOTAL MUNICIPAL NOTES
(Cost $21,427,484)		21,431,751
	Shares	Value

Money Market Funds - 6.6%
Fidelity Municipal Cash Central Fund 1.65% (i)(j)
(Cost $3,628,005)	3,627,637	3,627,995
TOTAL INVESTMENT IN SECURITIES - 98.7%
(Cost $53,663,560)		53,840,134
NET OTHER ASSETS (LIABILITIES) - 1.3%		718,172
NET ASSETS - 100%		$54,558,306

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

RAN – REVENUE ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Provides evidence of ownership in one or more underlying municipal bonds.

 (f) Coupon rates are determined by re-marketing agents based on current market conditions.

 (g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $200,000 or 0.4% of net assets.

 (h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $300,000 or 0.5% of net assets.

 (i) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (j) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Shakopee Minn Sr Hsg. Rev. Participating VRDN Series Floaters 001, 1.86% 2/11/20 (Liquidity Facility Barclays Bank PLC)	1/10/19	$200,000
Washington Econ. Dev. Fin. Auth. Rev. Participating VRDN Series Floaters 005, 1.96% 2/11/20 (Liquidity Facility Barclays Bank PLC)	1/18/19	$100,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$23,978
Total	$23,978

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$50,212,139	$--	$50,212,139	$--
Money Market Funds	3,627,995	3,627,995	--	--
Total Investments in Securities:	$53,840,134	$3,627,995	$50,212,139	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Synthetics	14.4%
Transportation	14.0%
Electric Utilities	13.6%
Industrial Development	12.2%
General Obligations	11.6%
Health Care	10.8%
Others*	23.4%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $50,035,555)	$50,212,139
Fidelity Central Funds (cost $3,628,005)	3,627,995
Total Investment in Securities (cost $53,663,560)		$53,840,134
Cash		277,126
Receivable for fund shares sold		291,328
Interest receivable		353,145
Distributions receivable from Fidelity Central Funds		3,845
Other receivables		11
Total assets		54,765,589
Liabilities
Payable for investments purchased on a delayed delivery basis	$91,616
Payable for fund shares redeemed	53,919
Distributions payable	61,748
Total liabilities		207,283
Net Assets		$54,558,306
Net Assets consist of:
Paid in capital		$54,374,906
Total accumulated earnings (loss)		183,400
Net Assets		$54,558,306
Net Asset Value, offering price and redemption price per share ($54,558,306 ÷ 5,442,440 shares)		$10.02

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Interest		$838,875
Income from Fidelity Central Funds		23,967
Total income		862,842
Expenses
Independent trustees' fees and expenses	$172
Commitment fees	108
Total expenses before reductions	280
Expense reductions	(24)
Total expenses after reductions		256
Net investment income (loss)		862,586
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	23,477
Capital gain distributions from Fidelity Central Funds	11
Total net realized gain (loss)		23,488
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	162,210
Fidelity Central Funds	(10)
Total change in net unrealized appreciation (depreciation)		162,200
Net gain (loss)		185,688
Net increase (decrease) in net assets resulting from operations		$1,048,274

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$862,586	$498,546
Net realized gain (loss)	23,488	1,219
Change in net unrealized appreciation (depreciation)	162,200	31,816
Net increase (decrease) in net assets resulting from operations	1,048,274	531,581
Distributions to shareholders	(877,709)	(502,074)
Share transactions
Proceeds from sales of shares	34,739,998	37,244,080
Reinvestment of distributions	202,408	176,879
Cost of shares redeemed	(17,341,903)	(10,683,799)
Net increase (decrease) in net assets resulting from share transactions	17,600,503	26,737,160
Total increase (decrease) in net assets	17,771,068	26,766,667
Net Assets
Beginning of period	36,787,238	10,020,571
End of period	$54,558,306	$36,787,238
Other Information
Shares
Sold	3,468,554	3,734,777
Issued in reinvestment of distributions	20,208	17,730
Redeemed	(1,731,528)	(1,071,115)
Net increase (decrease)	1,757,234	2,681,392

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Conservative Income Municipal Bond Fund

Years ended December 31,	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$9.98	$9.98	$10.00
Income from Investment Operations
Net investment income (loss)B	.192	.179	.028
Net realized and unrealized gain (loss)	.044	(.004)C	(.020)
Total from investment operations	.236	.175	.008
Distributions from net investment income	(.193)	(.174)	(.028)
Distributions from net realized gain	(.003)	(.001)	–
Total distributions	(.196)	(.175)	(.028)
Net asset value, end of period	$10.02	$9.98	$9.98
Total ReturnD,E	2.39%	1.77%	.08%
Ratios to Average Net AssetsF,G
Expenses before reductionsH	-%	-%	- %I
Expenses net of fee waivers, if anyH	-%	-%	- %I
Expenses net of all reductionsH	-%	-%	- %I
Net investment income (loss)	1.92%	1.81%	1.27%I
Supplemental Data
Net assets, end of period (000 omitted)	$54,558	$36,787	$10,021
Portfolio turnover rateJ	52%	11%	- %K

 A For the period October 12, 2017 (commencement of operations) to December 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount represents less than .005%.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019

1. Organization.

Fidelity Flex Conservative Income Municipal Bond Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds and market discount.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$180,509
Gross unrealized depreciation	(3,512)
Net unrealized appreciation (depreciation)	$176,997
Tax Cost	$53,663,137

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$322
Undistributed ordinary income	$445
Undistributed long-term capital gain	$5,634
Net unrealized appreciation (depreciation) on securities and other investments	$176,997

The tax character of distributions paid was as follows:

	December 31, 2019	December 31, 2018
Tax-exempt Income	$861,978	$498,399
Ordinary Income	10,487	3,675
Long-term Capital Gains	5,244	–
Total	$877,709	$ 502,074

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $20,852,364 and $14,429,152, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $108 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $24.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of approximately 19% of the total outstanding shares of the Fund.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Flex Conservative Income Municipal Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Conservative Income Municipal Bond Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2019 and for the period October 12, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the two years in the period ended December 31, 2019 and for the period October 12, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 277 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Actual	- %-C	$1,000.00	$1,009.40	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Flex Conservative Income Municipal Bond Fund voted to pay on February 10, 2020, to shareholders of record at the opening of business on February 07, 2020, a distribution of $0.002 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $10,878, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2019, 100 % of the fund's income dividends was free from federal income tax, and 22.65% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex Conservative Income Municipal Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Approval of Amended and Restated Advisory Contracts.  At its September 2019 meeting, the Board also unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, Fidelity Investments Money Management, Inc. (FIMM) expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FIMM upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also approved amendments that clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, with which the Board is familiar through its supervision of other Fidelity funds. The Board noted that there was a portfolio management change for the fund in September 2018.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the fund is available exclusively to certain Fidelity fee-based programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of the program fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except Independent Trustee fees and expenses, proxy and shareholder meeting expenses, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed and the fund's Amended and Restated Contracts should be approved.

XCB-ANN-0220
1.9884863.102

Item 2.

Code of Ethics

As of the end of the period, December 31, 2019, Fidelity Municipal Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Conservative Income Municipal Bond Fund, Fidelity Flex Conservative Income Municipal Bond Fund, Fidelity Flex Municipal Income Fund, Fidelity Limited Term Municipal Income Fund, Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund and Fidelity Pennsylvania Municipal Income Fund (the “Funds”):

Services Billed by PwC

December 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Municipal Bond Fund	$54,000	$3,900	$2,200	$2,200
Fidelity Flex Conservative Income Municipal Bond Fund	$50,000	$4,000	$3,600	$2,300
Fidelity Flex Municipal Income Fund	$50,000	$4,000	$3,600	$2,300
Fidelity Limited Term Municipal Income Fund	$67,000	$4,400	$2,200	$2,500
Fidelity Michigan Municipal Income Fund	$46,000	$3,700	$2,200	$2,100
Fidelity Minnesota Municipal Income Fund	$46,000	$3,700	$2,200	$2,100
Fidelity Municipal Income Fund	$73,000	$4,500	$4,300	$2,600
Fidelity Ohio Municipal Income Fund	$46,000	$3,700	$2,200	$2,100
Fidelity Pennsylvania Municipal Income Fund	$46,000	$3,700	$2,200	$2,100

December 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Municipal Bond Fund	$50,000	$4,100	$2,200	$2,400
Fidelity Flex Conservative Income Municipal Bond Fund	$44,000	$3,700	$2,800	$2,200
Fidelity Flex Municipal Income Fund	$44,000	$3,700	$2,800	$2,200
Fidelity Limited Term Municipal Income Fund	$57,000	$4,700	$2,200	$2,700
Fidelity Michigan Municipal Income Fund	$48,000	$4,000	$2,200	$2,300
Fidelity Minnesota Municipal Income Fund	$48,000	$4,000	$2,200	$2,300
Fidelity Municipal Income Fund	$63,000	$5,200	$5,300	$3,000
Fidelity Ohio Municipal Income Fund	$48,000	$4,000	$2,200	$2,300
Fidelity Pennsylvania Municipal Income Fund	$48,000	$4,000	$2,200	$2,300

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2019A	December 31, 2018A
Audit-Related Fees	$7,705,000	$7,930,000
Tax Fees	$10,000	$20,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2019A	December 31, 2018A
PwC	$12,435,000	$11,210,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Municipal Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 25, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 25, 2020